UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05159

RS Investment Trust

(Exact name of registrant as specified in charter)

One Bush Street, Suite 900 San Francisco, CA	94104
(Address of principal executive offices)	(Zip code)

Matthew H. Scanlan

c/o RS Investments

One Bush Street, Suite 900

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-766-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

RS GROWTH FUNDS

Class A, C, K and Y Shares

RS SMALL CAP GROWTH FUND

RS SELECT GROWTH FUND

RS MID CAP GROWTH FUND

RS GROWTH FUND

RS TECHNOLOGY FUND

RS SMALL CAP EQUITY FUND

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

RS Investments

Value | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	International	Fixed Income
RS Partners Fund*	RS International Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Global Fund	RS Low Duration Bond Fund
RS Large Cap Alpha Fund	RS Emerging Markets Fund	RS High Yield Fund
RS Investors Fund	RS Emerging Markets Small Cap Fund	RS Tax-Exempt Fund
	RS China Fund	RS High Income Municipal Bond Fund
Growth		RS Floating Rate Fund
RS Small Cap Growth Fund	Natural Resources	RS Strategic Income Fund
RS Select Growth Fund	RS Global Natural Resources Fund
RS Mid Cap Growth Fund
RS Growth Fund
RS Technology Fund
RS Small Cap Equity Fund**

*	RS Partners Fund is closed to certain new investments. Please see the prospectus for more information.
**	RS Small Cap Equity Fund is closed to new investors. Please contact RS Investments for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

After more than 30 years in this business, I know two things are certain: 1) performance is critical, and 2) investors demand smart products. When it comes to performance, I think it’s important to focus on its origin. Does performance come from a manager’s skill or luck, and how do you build a pipeline for strong performance?

Six-plus years after the Global Financial Crisis, most financial assets have rebounded sharply. The economy is growing again, capital markets are stable, and unemployment is below 6%,1 a multi-year low. So why does a sense of unease continue to permeate the investment community?

One reason may be the confusing array of macro crosscurrents, which are amplified by all the hollering from the 24-hour financial news cycle. At one moment we hear that interest rates are surely going to rise, unless of course the era of “low-for-longer” sticks around. The recent decline in energy prices must be good news for consumers, but is it really good for equity markets? A recovery in the U.S. has taken hold, but the data out of Europe looks mediocre at best. And is that a hard or soft landing happening in China?

Unfortunately for investors, the fear of doing the wrong thing — not to mention the scars from 2008–09 — often trumps doing anything at all. How can investors act with conviction against this confusing backdrop?

Despite the confusion, I believe investors have at least three solid reasons to feel confident about RS Investments and optimistic about 2015:

1)	Strong Talent: Our investment professionals are long-tenured and focused, using their insights and independent thinking to construct thoughtful, actively managed investments that seek consistent and significant long-term results for our clients.

2)	Transparent Scorecard: We’re not resting on our laurels; we’re constantly striving to improve ourselves. Together with our Investment Strategy Group, our investment teams closely scrutinize our investment processes to provide greater transparency and comprehensive performance analysis.

3)	Promising Product Pipeline: We are about to enter the alternatives category with two new mutual funds. Our new long/short funds will use investment techniques typically associated with hedge funds, but in a more transparent mutual fund structure, complementing our existing long-only lineup, while offering investors the outcome-oriented solutions they seek.

As always, we’re dedicated to helping our shareholders focus on their long-term investment plan. In fact, history has taught us that opportunity exists, even in volatile markets.

In the pages that follow, you’ll find an update on your investment in the RS Funds. It contains important information about your investment with our firm.

Please visit www.rsinvestments.com for additional insight and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

[1]	The unemployment rate in the U.S. was 5.6% as of December 2014, according to the U.S. Bureau of Labor Statistics.

THIS PAGE NOT PART OF YOUR FUND REPORT	www.rsinvestments.com	1

CEO’S LETTER

As with all mutual funds, the value of an investment in a Fund could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800.766.3863 or visit www.rsinvestments.com.

RS Funds are distributed by RS Funds Distributor LLC, member: FINRA, SIPC.

© 2014 RS Investment Management Co. LLC

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2014. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double-digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for
Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800.766.3863 and is periodically updated on our website: www.rsinvestments.com.

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RS SMALL CAP GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Small Cap Growth Fund Commentary

Highlights

•

Small-cap growth stocks, as measured by the Russell 2000® Growth Index[1] (the “Index”), delivered solid positive performance in 2014, aided by an improving U.S. economy, healthy corporate earnings, and a pickup in mergers and acquisitions activity.

•

RS Small Cap Growth Fund (the “Fund”) delivered strong positive performance for the twelve-month period ended December 31, 2014, while also outperforming the Index. The Fund’s performance relative to the Index was supported in particular by stock selection and an overweight in the health care sector. Stock selection in the consumer discretionary, energy, and consumer staples sectors also contributed to relative performance. Stock selection in the financial services, producer durables, materials, and utilities sectors detracted from relative performance.

•	The Fund seeks long-term capital growth by normally investing in small-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

Domestic equity markets, as measured by the S&P 500® Index,2 delivered positive if volatile performance in 2014 as investors weighed signs of an improving domestic economy against weakening growth in Europe and China and the prospect of less accommodative U.S. Federal Reserve (“Fed”) policies. Early in the year, Fed Chair Janet Yellen confirmed that the Fed was winding down its monthly bond purchases and hinted that the central bank might start raising interest rates by mid-2015, earlier than previously expected. These comments generally sparked downward share price volatility in February, but stocks generally resumed their upward direction in March as investors welcomed signs of improving economic growth.

Domestic equity market performance started to diverge in the second quarter as risk-averse investors favored the stability of large-cap stocks over higher valuation, small-cap growth stocks. This divergence continued into the third quarter, as concerns over Russia’s conflict with Ukraine and the widening Ebola outbreak weighed on investor confidence and overall market performance. As a result, small-cap stocks underperformed large-cap stocks through most of the year.

Domestic equity markets recovered their upward momentum in the fourth quarter, supported by the strongest quarterly U.S. economic growth in more than a decade during the third quarter and continued employment growth. Broader domestic equity markets, outside of stocks within the energy sector, also benefited from a steep slide in

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RS SMALL CAP GROWTH FUND

oil prices as global demand failed to keep pace with rising production. Against this backdrop, energy company shares sold off sharply in the fourth quarter, resulting in the energy sector being the weakest performing market sector for the year. Other sectors were generally aided by the prospect of lower energy-related costs and inflation leading to the Fed hinting that it may be more patient in assessing inflation risks and the need for higher interest rates. These hopes sparked a December rally that helped small-cap growth stocks end the year on a strong positive note.

Performance Update

The Fund (Class A Shares) returned 9.36% for the twelve-month period ended December 31, 2014, and outperformed the Index, which returned 5.60%.

Portfolio Review

In a positive market for small-cap growth stocks, the Fund’s performance relative to the Index benefited from a number of health care investments in the biotech area.

Shares of Receptos, Inc., a biotech company, benefited from positive clinical trial results for a next-generation oral treatment for relapsing multiple sclerosis. This same compound is in clinical trials as a treatment for ulcerative colitis, which we believe may offer the potential for another sizable market for the drug.

The Fund’s relative performance was also assisted by another biotech holding, Bluebird Bio, Inc., which is developing a gene therapy delivery platform to address “orphan diseases,” conditions that affect small, underserved but high-need patient populations. In December, Bluebird Bio announced that its gene replacement regimen had shown impressive effectiveness in treating beta thalassemia, a rare genetic blood disease. This news triggered a sharp upward movement in Bluebird Bio’s share price, and the stock emerged as one of the Fund’s strongest individual positive contributors for the year.

The Fund’s strongest positive contributor in the technology area was Proofpoint, Inc., a company that provides integrated cyber-threat security solutions through a cloud computing interface. The company has been gaining market share as it capitalizes on evolving data security needs tied to the ongoing migration to cloud computing.

Several technology investments delivered disappointing performance. These included RingCentral, Inc., a provider of software solutions enabling employee communication across multiple devices, and Infoblox, Inc., a supplier of technology that helps enterprise customers manage and secure IP addresses integral to mobile network communications. While we held onto our investment in RingCentral due to what we view as its solid underlying fundamentals, we liquidated our investment in Infoblox after several operational issues weighed on its financial performance.

GrafTech International Ltd., another detractor from relative performance, supplies graphite components used in steel production. We opted to liquidate our investment at

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RS SMALL CAP GROWTH FUND

the start of the fourth quarter due to weakness in the company’s international business, but the stock nonetheless detracted from relative performance.

Outlook

We remain optimistic on prospects for U.S. economic growth, even though we recognize that slower growth abroad and volatility in commodity markets could act as potential headwinds. We believe that the more modest pace of economic growth will help to reduce upward pressure on inflation and interest rates, providing a supportive environment for small-cap stocks, many of which are trading at their most attractive valuations in recent years, in our view. We remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

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RS SMALL CAP GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $1,138,042,906

Top Ten Holdings[3]

Holding	% of Total Net Assets
LogMeIn, Inc.	2.58%
Proofpoint, Inc.	2.38%
Euronet Worldwide, Inc.	2.14%
NxStage Medical, Inc.	2.07%
West Pharmaceutical Services, Inc.	1.98%
Microsemi Corp.	1.96%
PRA Group, Inc.	1.75%
Barracuda Networks, Inc.	1.57%
Bluebird Bio, Inc.	1.55%
Hexcel Corp.	1.50%
Total	19.48%

Sector Allocation[4]

1

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS SMALL CAP GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns

	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (11/30/87) without sales charge	9.36%	23.26%	18.50%	8.95%	13.80%
with sales charge	4.16%	21.27%	17.35%	8.42%	13.59%
Class C Shares (9/6/07) without sales charge	8.52%	22.32%	17.28%	—	7.81%
with sales charge	7.52%	22.32%	17.28%	—	7.81%
Class K Shares (1/22/07)	8.86%	22.64%	17.87%	—	9.40%
Class Y Shares (5/1/07)	9.65%	23.62%	18.88%	—	10.01%
Russell 2000® Growth Index[1]	5.60%	20.14%	16.80%	8.54%	9.15%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Small Cap Growth Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (9/6/07), Class K shares (1/22/07), and Class Y shares (5/1/07) would have the following values as of December 31, 2014: $17,341 (Class C), $20,405 (Class K), and $20,788 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS SELECT GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Select Growth Fund Commentary

Highlights

•

Small- and mid-cap stocks, as measured by the Russell 2000® Index[1] and the Russell Midcap® Index,[2] delivered positive performance in 2014, aided by an improving U.S. economy, healthy corporate earnings, and a pickup in mergers and acquisitions.

•

RS Select Growth Fund (the “Fund”) delivered modest positive performance for the twelve-month period ended December 31, 2014, but underperformed both the Russell 2500™ Growth Index[3] and Russell 2000® Growth Index.[4] Stock selection in the health care, technology, producer durables, financials, and materials sectors hindered the Fund’s performance relative to the Russell 2500™ Growth Index. On a positive note, stock selection in the consumer discretionary, energy, and consumer staples sectors aided relative performance.

•	The Fund seeks long-term capital growth by normally investing in small- and mid-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

Domestic equity markets, as measured by the S&P 500® Index,5 delivered positive if volatile performance in 2014 as investors weighed signs of an improving domestic economy against weakening growth in Europe and China and the prospect of less accommodative U.S. Federal Reserve (“Fed”) policies. Early in the year, Fed Chair Janet Yellen confirmed that the Fed was winding down its monthly bond purchases and hinted that the central bank might start raising interest rates by mid-2015, earlier than previously expected. These comments generally sparked downward share price volatility in February, but stocks generally resumed their upward direction in March as investors welcomed signs of improving economic growth.

Domestic equity market performance started to diverge in the second quarter as risk-averse investors favored the stability of large-cap stocks over higher valuation, small- and mid-cap growth stocks. This divergence continued into the third quarter, as concerns over Russia’s conflict with Ukraine and the widening Ebola outbreak weighed on investor confidence and overall market performance. As a result, small-cap and mid-cap stocks underperformed large-cap stocks through most of the year.

Domestic equity markets recovered their upward momentum in the fourth quarter, supported by the strongest quarterly U.S. economic growth in more than a decade during the third quarter and continued employment growth. Broader domestic equity markets, outside of stocks within the energy sector, also benefited from a steep slide in oil prices as global demand failed to keep pace with rising production. Against this

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RS SELECT GROWTH FUND

backdrop, energy company shares sold off sharply in the fourth quarter, resulting in the energy sector being the weakest performing market sector for the year. Other sectors were generally aided by the prospect of lower energy-related costs and inflation leading to the Fed hinting that it may be more patient in assessing inflation risks and the need for higher interest rates. These hopes sparked a December rally that helped small-cap growth stocks end the year on a strong positive note.

Performance Update

The Fund (Class A Shares) gained 1.16% for the twelve-month period ended December 31, 2014, underperforming the benchmark Russell 2500™ Growth Index and the benchmark Russell 2000® Growth Index, which returned 7.05% and 5.60%, respectively, for the twelve-month period.

Portfolio Review

In what was at times a challenging year for small-cap growth stocks relative to large-cap growth stocks, the Fund’s largest detractor relative to the Russell 2500™ Growth Index was Infoblox Inc., a company that supplies technology to help enterprise customers manage and secure network IP addresses integral to mobile network communications. The stock sold off early in the year after the company missed its earnings target. Our concern over its near-term business execution led us to liquidate our investment.

Another detractor to relative performance, materials manufacturer GrafTech International Ltd., supplies graphite components essential to steel production. While GrafTech’s core U.S. business was aided by improving domestic manufacturing activity, its international business demand was weaker than anticipated. Given near-term uncertainty, we opted to sell the stock, but it was still a significant detractor for the year.

In the third quarter, we also liquidated our investment in energy equipment supplier Geospace Technologies Corporation. While Geospace’s wireless seismic recording business continued to perform well, its stock was adversely affected by weakening fundamentals in its offshore drilling equipment business. The stock was the Fund’s largest detractor to relative performance within the energy sector.

On a positive note, the Fund’s relative performance benefited from a pickup in mergers and acquisitions after Athlon Energy Inc., one of the Fund’s oil and gas exploration holdings, announced its acquisition for a premium by EnCana Corp. Athlon’s share price rose sharply on the news, contributing to the Fund’s performance.

A positive contributor to relative performance in the technology area was LogMeIn, Inc., which provides desktop access software solutions for the consumer and enterprise markets. The stock benefited from the company’s strong earnings performance and its migration to a subscription-based business model providing recurring revenue growth.

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RS SELECT GROWTH FUND

Stock selection within the consumer discretionary sector also benefited relative performance, due in part to our investment in Restoration Hardware Holdings, Inc., a national retailer of high-end home furnishings. The stock performed very well for the Fund in 2014, aided by robust sales trends at the company’s large format design stores, as well as through its catalog and website.

Outlook

We remain optimistic on prospects for U.S. economic growth, even though we recognize that slower growth abroad and volatility in commodity markets could act as potential headwinds. We believe that the more modest pace of economic growth will help to reduce upward pressure on inflation and interest rates, providing a supportive environment for small- and mid-cap stocks, many of which are trading at their most attractive valuations in recent years. We remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation.

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RS SELECT GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $846,358,610

Top Ten Holdings[6]

Holding	% of Total Net Assets
Euronet Worldwide, Inc.	3.52%
LogMeIn, Inc.	3.41%
West Pharmaceutical Services, Inc.	3.17%
Gentex Corp.	3.04%
Jazz Pharmaceuticals PLC	2.92%
PRA Group, Inc.	2.71%
Restoration Hardware Holdings, Inc.	2.54%
HEICO Corp., Class A	2.54%
Hexcel Corp.	2.46%
Microsemi Corp.	2.31%
Total	28.62%

Sector Allocation[7]

1

The Russell 2000® Index is an unmanaged market-capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

The Russell 2500™ Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2500™ Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2500™ Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

5

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
7	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS SELECT GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (8/1/96)
without sales charge	1.16%	18.24%	18.02%	8.42%	11.66%
with sales charge	-3.65%	16.33%	16.88%	7.89%	11.37%
Class C Shares (11/15/07)
without sales charge	0.39%	17.33%	16.97%	—	7.88%
with sales charge	-0.56%	17.33%	16.97%	—	7.88%
Class K Shares (2/12/07)	0.78%	17.47%	17.21%	—	8.61%
Class Y Shares (5/1/09)	1.42%	18.57%	18.39%	—	21.51%
Russell 2500™ Growth Index[3]	7.05%	20.47%	17.27%	9.37%	8.47%	*
Russell 2000® Growth Index[4]	5.60%	20.14%	16.80%	8.54%	6.96%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Select Growth Fund and in the Russell 2500™ Growth Index and the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (11/15/07), Class K shares (2/12/07), and Class Y shares (5/1/09) would have the following values as of December 31, 2014: $17,171 (Class C), $19,176 (Class K), and $30,172 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS MID CAP GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Mid Cap Growth Fund Commentary

Highlights

•	Mid-cap growth stocks, as measured by the Russell Midcap® Growth Index[1] (the “Index”), delivered positive returns in 2014, aided by an improving U.S. economy and healthy corporate earnings.

•

RS Mid Cap Growth Fund (the “Fund”) delivered solid positive performance for the twelve-month period ended December 31, 2014, but failed to keep pace with the Index. The Fund’s performance relative to the Index was dampened by stock selection in the consumer discretionary, materials, health care, producer durables, and technology sectors. Stock selection in the consumer staples and financial services sectors aided relative performance, as did the Fund’s overweight holdings relative to the benchmark in health care and underweight in energy.

•	The Fund seeks long-term capital growth by normally investing in mid-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

Domestic equity markets, as measured by the S&P 500® Index,2 delivered positive if volatile performance in 2014 as investors weighed signs of an improving domestic economy against weakening growth in Europe and China and the prospect of less accommodative U.S. Federal Reserve (“Fed”) policies. Early in the year, Fed Chair Janet Yellen confirmed that the Fed was winding down its monthly bond purchases and hinted that the central bank might start raising interest rates by mid-2015, earlier than previously expected. These comments generally sparked downward share price volatility in February, but stocks generally resumed their upward direction in March as investors welcomed signs of improving economic growth.

Domestic equity market performance started to diverge in the second quarter as risk-averse investors favored the stability of large-cap stocks over higher valuation, small- and mid-cap growth stocks. This divergence continued into the third quarter, as concerns over Russia’s conflict with Ukraine and the widening Ebola outbreak weighed on investor confidence and overall market performance. As a result, small-cap and mid-cap stocks underperformed large-cap stocks through most of the year.

Domestic equity markets recovered their upward momentum in the fourth quarter, supported by the strongest quarterly U.S. economic growth in more than a decade during the third quarter and continued employment growth. Broader domestic equity markets, outside of stocks within the energy sector, also benefited from a steep slide in oil prices as global demand failed to keep pace with rising production. Against this backdrop, energy company shares sold off sharply in the fourth quarter, resulting in the

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RS MID CAP GROWTH FUND

energy sector being the weakest performing market sector for the year. Other sectors were generally aided by the prospect of lower energy-related costs and inflation leading to the Fed hinting that it may be more patient in assessing inflation risks and the need for higher interest rates.

Performance Update

The Fund (Class A Shares) gained 6.96% for the twelve-month period ended December 31, 2014, underperforming the Index, which returned 11.90%.

Portfolio Review

It was at times a challenging year for segments of the mid-cap growth universe, notably during the second half of 2014, during which time the performance of the Fund’s energy stocks was particularly hampered. The Fund’s largest detractors in energy during the twelve-month period were energy holdings Superior Energy Services, Inc., a provider of oil field equipment, and Cameron International Corporation, a supplier of flow control systems. While we maintained our investment in Cameron International given our positive view of its underlying fundamentals, we sold our stake in Superior Energy, which we believed would be more negatively impacted by lower oil prices. On a positive note, the Fund’s underweight in energy aided relative performance, helping to mitigate the negative impact of the broad energy sell-off.

In technology, the Fund’s largest detractor was Infoblox Inc., a company that supplies technology to help enterprise customers manage and secure network IP addresses integral to mobile network communications. The stock sold off early in the year after the company missed its earnings targets, resulting in the liquidation of our investment on concerns over the company’s near-term prospects.

On a positive note, the Fund’s relative performance benefited from a pickup in mergers and acquisitions activity after Athlon Energy, Inc., one of the Fund’s oil and gas exploration holdings, announced its acquisition for a premium by EnCana Corp. Athlon’s share price rose sharply on the news, and the oil exploration company proved one of the Fund’s strongest positive contributors for the year.

The Fund’s relative performance was also aided by an investment in biopharmaceuticals firm Ligand Pharmaceuticals Incorporated. Rather than generally investing heavily in the development of a single product, Ligand typically obtains royalty rights to a range of what it considers to be promising drugs being developed by other companies. After very strong performance by the company’s stock in the first quarter of the year, we locked in some profits and liquidated our remaining position in the third quarter.

A strong positive contributor to relative performance in the consumer discretionary sector, WhiteWave Foods Company benefited from a strong market position and a diversified portfolio of popular brands in the fast growing, $30 billion organic foods

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RS MID CAP GROWTH FUND

market. The company has continued to report strong top-line revenue and earnings growth, supported by its recent acquisition of prepackaged salads supplier Earthbound Farms.

Outlook

We remain optimistic on prospects for U.S. economic growth, even though we recognize that slower growth abroad and volatility in commodity markets could act as potential headwinds. We believe that the more modest pace of economic growth will help to reduce upward pressure on inflation and interest rates, providing a supportive environment for mid-cap stocks, many of which are trading at their most attractive valuations in recent years, in our view. We remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

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RS MID CAP GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $192,800,411

Top Ten Holdings[3]

Holding	% of Total Net Assets
The Kroger Co.	2.90%
Gentex Corp.	2.85%
Chipotle Mexican Grill, Inc.	2.17%
Hilton Worldwide Holdings, Inc.	2.09%
Macy’s, Inc.	2.06%
Brunswick Corp.	2.06%
West Pharmaceutical Services, Inc.	2.02%
Signet Jewelers Ltd.	2.01%
Restoration Hardware Holdings, Inc.	1.98%
Constellation Brands, Inc., Class A	1.97%
Total	22.11%

Sector Allocation[4]

1

The Russell Midcap® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS MID CAP GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (7/12/95)
without sales charge	6.96%	20.95%	17.48%	7.63%	9.77%
with sales charge	1.87%	19.00%	16.34%	7.11%	9.50%
Class C Shares (5/21/07)
without sales charge	6.15%	19.91%	16.38%	—	4.68%
with sales charge	5.15%	19.91%	16.38%	—	4.68%
Class K Shares (12/4/06)	6.50%	20.36%	16.86%	—	6.04%
Class Y Shares (5/1/07)	7.24%	21.26%	17.78%	—	6.59%
Russell Midcap® Growth Index[1]	11.90%	20.71%	16.94%	9.43%	9.35%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Mid Cap Growth Fund and in the Russell Midcap® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/21/07), Class K shares (12/4/06), and Class Y shares (5/1/07) would have the following values as of December 31, 2014: $14,170 (Class C), $16,060 (Class K), and $16,314 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Growth Fund Commentary

Highlights

•

Large-cap growth stocks, as measured by the Russell 1000® Growth Index[1] (the “Index”), delivered very strong positive performance in 2014, as investors favored the stability of many bellwether growth stocks against an improving economic backdrop.

•

RS Growth Fund (the “Fund”) delivered robust positive performance for the twelve-month period ended December 31, 2014, but failed to keep pace with the Index. The Fund’s performance relative to the Index was dampened in particular by stock selection within the consumer discretionary, producer durables, and financial services sectors. Stock selection in the technology and consumer staples sectors, and an overweight relative to the Index in the health care sector, were the largest positive contributors to relative performance.

•	The Fund seeks long-term capital growth by normally investing in large-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

Domestic equity markets, as measured by the S&P 500® Index,2 delivered positive if volatile performance in 2014 as investors weighed signs of an improving domestic economy against weakening growth in Europe and China and the prospect of less accommodative U.S. Federal Reserve (“Fed”) policies. Early in the year, Fed Chair Janet Yellen confirmed that the Fed was winding down its monthly bond purchases and hinted that the central bank might start raising interest rates by mid-2015, earlier than previously expected. These comments generally sparked downward share price volatility in February, but stocks generally resumed their upward direction in March as investors welcomed signs of improving economic growth.

Domestic equity market performance started to diverge in the second quarter as risk-averse investors favored the stability of large-cap stocks over higher valuation, small-cap growth stocks. This divergence continued into the third quarter, as concerns over Russia’s conflict with Ukraine and the widening Ebola outbreak weighed on investor confidence and overall market performance. As a result, large-cap stocks outperformed small-cap stocks through most of the year.

Domestic equity markets recovered their upward momentum in the fourth quarter, supported by the strongest quarterly U.S. economic growth in more than a decade during the third quarter and continued employment growth. Broader domestic equity markets, outside of stocks within the energy sector, also benefited from a steep slide in

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RS GROWTH FUND

oil prices as global demand failed to keep pace with rising production. Against this backdrop, energy company shares sold off sharply in the fourth quarter, resulting in the energy sector being the weakest performing market sector for the year. Other sectors were generally aided by the prospect of lower energy-related costs and inflation leading to the Fed hinting that it may be more patient in assessing inflation risks and the need for higher interest rates.

Performance Update

The Fund (Class A Shares) returned 9.98% for the twelve-month period ended December 31, 2014, underperforming the Index, which gained 13.05%.

Portfolio Review

The Fund’s performance relative to the Index was hindered by stock selection in the consumer discretionary sector, and in particular from an investment in General Motors Company. The automaker faced a number of challenges in 2014, including vehicle safety recalls and decreased demand in Europe and China. We sold our shares in the company early in the year, but the stock was nonetheless a significant detractor from relative performance.

American Airlines was another detractor to performance. The company’s shares underperformed in the fall after weaker international economic growth and growing tensions abroad created a challenging environment for airline stocks. In light of the near-term uncertainty for the stock at the time, we decided to liquidate our investment, and consequently missed out as the stock price rallied strongly in the fourth quarter as falling fuel prices gave a boost to airline company shares.

The largest detractor from the Fund’s relative performance was an underweight position in Apple Inc. Apple delivered strong share price performance in 2014, fueled by strong sales of its new iPhone models. While this underweight hindered our ability to benefit as strongly from Apple’s performance, we continue to maintain an underweight position in Apple. We continue to believe that there are better long-term earnings growth opportunities tied to many smaller, more nimble early stage technology companies and we also believe that Apple will have a difficult time sustaining its growth rate in a more competitive device market.

Relative performance was aided by stock selection in the technology sector. Social networking pioneer Facebook, Inc. delivered strong share price performance, aided by its demonstrated ability to monetize the popularity of its services and the rapid growth of its mobile platform.

Another strong contributor was Avago Technologies Limited, one of Apple’s leading suppliers of analog semiconductor chips, fueled by robust iPhone sales and the migration to 4G LTE wireless networks in China. Our cautious view on the long-term

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RS GROWTH FUND

growth outlook for Apple led us to liquidate our investment in Avago Technologies, taking our profits as the share price appreciated in 2014.

Health care holding Gilead Sciences Inc. was another strong contributor. Gilead maintains a leading franchise in the HIV treatment market, as well as a growing presence in the treatment of Hepatitis C (HCV), a condition that affects 3.2 million people in the U.S. alone. The company’s injectable, interferon-free HCV treatment, Sovaldi, was approved by the U.S. Food and Drug Administration (the “FDA”) in December 2013 and enjoyed solid market adoption in 2014. In October 2014, the FDA approved Harvoni, the company’s oral HCV treatment, which could provide a less costly alternative to Sovaldi, which we believe may broaden the market opportunity for the company.

Outlook

We remain optimistic on prospects for U.S. economic growth, even though we recognize that slower growth abroad and volatility in commodity markets could act as potential headwinds. We believe that the more modest pace of economic growth will help to reduce upward pressure on inflation and interest rates, providing a supportive environment for large-cap stocks, many of which are trading at their most attractive valuations in recent years, in our view. We remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

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RS GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $262,813,708

Top Ten Holdings[3]

Holding	% of Total Net Assets
Gilead Sciences, Inc.	4.97%
Facebook, Inc., Class A	4.23%
The Kroger Co.	3.16%
Apple, Inc.	3.09%
Constellation Brands, Inc., Class A	3.08%
Celgene Corp.	3.03%
Google, Inc., Class C	2.82%
The Home Depot, Inc.	2.72%
Rock-Tenn Co., Class A	2.68%
Advance Auto Parts, Inc.	2.54%
Total	32.32%

Sector Allocation[4]

1

The Russell 1000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns

	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/12/92)
without sales charge	9.98%	21.78%	15.22%	7.68%	10.01%
with sales charge	4.78%	19.81%	14.11%	7.16%	9.78%
Class C Shares (6/29/07)
without sales charge	9.07%	20.70%	14.00%	—	4.99%
with sales charge	8.16%	20.70%	14.00%	—	4.99%
Class K Shares (11/27/06)	9.36%	21.05%	14.54%	—	6.31%
Class Y Shares (5/1/07)	10.33%	22.11%	15.52%	—	6.92%
Russell 1000® Growth Index[1]	13.05%	20.26%	15.81%	8.49%	8.61%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Growth Fund and in the Russell 1000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (6/29/07), Class K shares (11/27/06), and Class Y shares (5/1/07) would have the following values as of December 31, 2014: $14,415 (Class C), $16,409 (Class K), and $16,701 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS TECHNOLOGY FUND

Investment Style:

Technology Sector

RS Technology Fund Commentary

Highlights

•	Technology stocks, as measured by the S&P North American Technology Sector Index™,[1] delivered very strong positive performance in 2014, and outperformed the broader S&P 500® Index.[2]

•

RS Technology Fund (the “Fund”), which invests across the capitalization spectrum, delivered positive performance but underperformed the S&P North American Technology Sector Index™ (the “Index”) for the twelve-month period ended December 31, 2014, a period in which large-cap technology stalwarts outperformed many of the smaller-cap technology holdings within the Fund. The Fund’s performance relative to the Index was dampened by stock selection within communications technology and software industries, while stock selection within the semiconductor industry aided relative performance.

•	The Fund seeks long-term capital growth by investing in technology companies that we believe have greater earnings potential relative to market expectations.

Market Overview

Domestic equity markets, as measured by the S&P 500® Index, delivered positive if volatile performance in 2014 as investors weighed signs of an improving domestic economy against weakening growth in Europe and China and the prospect of less accommodative U.S. Federal Reserve (“Fed”) policies. Early in the year, Fed Chair Janet Yellen confirmed that the Fed was winding down its monthly bond purchases and hinted that the central bank might start raising interest rates by mid-2015, earlier than previously expected. These comments generally sparked downward share price volatility in February, but stocks generally resumed their upward direction in March as investors welcomed signs of improving economic growth.

Domestic equity market performance started to diverge in the second quarter as risk-averse investors favored the stability of large-cap stocks over higher valuation, small- and mid-cap growth stocks. This divergence continued into the third quarter, as concerns over Russia’s conflict with Ukraine and the widening Ebola outbreak weighed on investor confidence and overall market performance. As a result, small-cap and mid-cap stocks underperformed large-cap stocks through most of the year.

Domestic equity markets recovered their upward momentum in the fourth quarter, supported by the strongest quarterly U.S. economic growth in more than a decade during the third quarter and continued employment growth. Broader domestic equity markets, outside of stocks within the energy sector, also benefited from a steep slide in oil prices as global demand failed to keep pace with rising production. Against this backdrop, energy company shares sold off sharply in the fourth quarter, resulting in the energy sector being the weakest performing market sector for the year. Other sectors

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RS TECHNOLOGY FUND

were generally aided by the prospect of lower energy-related costs and inflation leading to the Fed hinting that it may be more patient in assessing inflation risks and the need for higher interest rates. These hopes sparked a December rally that helped small-cap growth stocks end the year on a strong positive note.

Fund Performance Overview

The Fund (Class A Shares) returned 5.26% for the twelve-month period ended December 31, 2014, underperforming a 15.28% return by the S&P North American Technology Sector Index™, and a 13.69% return by the broader S&P 500® Index.

Portfolio Review

In managing the Fund, we continue to seek out innovative, disciplined technology companies across a range of market capitalizations. While we believe that this all-cap strategy will support strong investment performance over the long term, it may at times hinder the Fund’s performance relative to the Index. This was the case in 2014, when a number of the Fund’s smaller-cap, higher valuation technology shares underperformed the large-cap, more stable growing, bellwether technology stocks that are heavily weighted in the S&P North American Technology Sector Index™.

One of the largest detractors among the Fund’s small-cap stocks was Finisar Corporation, a manufacturer of high performance fiber optic components that had been in high demand to support the continued build-out of data networking capacity. Finisar’s stock sold off in June after the company issued a profit warning that reflected some margin contraction and operational issues. Given the near-term uncertainty for the stock, we opted to liquidate the stock in the third quarter.

Another detractor to performance, Procera Networks, Inc., provides technology that enables broadband and mobile telecommunications carriers to better understand how their networks are utilized. Unfortunately, recent carrier spending in this area has been weaker than anticipated, and the stock provided disappointing performance for the Fund. We decided to sell our holdings in Procera Networks.

The largest detractor from the Fund’s relative performance was an underweight position in Apple Inc. Apple delivered strong share price performance in 2014, fueled by robust sales of the new iPhone models. While this underweight hindered our ability to benefit as strongly from Apple’s performance, we continue to maintain an underweight position in Apple. For one thing, we continue to believe there is better long-term earnings growth potential tied to many smaller, more nimble early stage technology companies. We also believe that Apple will have a difficult time sustaining rapid growth in a more competitive market.

On a positive note, relative performance was assisted by an underweight position in Internet retailing powerhouse Amazon.com Inc. This positioning meant we had less

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RS TECHNOLOGY FUND

negative exposure as Amazon’s shares declined on concerns over its valuation, expense profile, and the sustainability of its revenue growth.

Several of the Fund’s smaller-cap technology investments delivered very strong share price performance in 2014, aiding relative performance. These included Proofpoint, Inc., a provider of cloud-based, integrated cyber-threat security solutions, as well as Infinera Corporation, a leading supplier of specialized networking technology. Proofpoint has been gaining market share as it capitalizes on evolving data security needs tied to the ongoing migration to cloud computing. Infinera Corporation’s technology is in high demand to improve the speed and efficiency of data traffic, resulting in strong revenue and earnings growth as it capitalizes on growth opportunities in the evolving data networking market.

Outlook

As we look ahead, we remain optimistic on long-term prospects for technology investments and for the full spectrum of technology companies. We continue to seek to position the Fund to capitalize on what we view as promising trends, such as industry consolidation, expanding data traffic, cloud computing, social networking, demand for IT efficiency, and state-of-the-art cyber security.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements, and changing customer demands. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty, and greater volatility.

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RS TECHNOLOGY FUND

Characteristics (unaudited)

Total Net Assets: $197,014,356

Top Ten Holdings[3]

Holding	% of Total Net Assets
Google, Inc., Class C	6.86%
Facebook, Inc., Class A	5.43%
Micron Technology, Inc.	4.15%
Mavenir Systems, Inc.	2.99%
Proofpoint, Inc.	2.71%
EMC Corp.	2.58%
Yahoo!, Inc.	2.38%
Microsoft Corp.	2.37%
LogMeIn, Inc.	2.35%
Oracle Corp.	2.32%
Total	34.14%

Sector Allocation[4]

1

The S&P North American Technology Sector IndexTM is a modified capitalization-weighted index based on a universe of technology-related stocks. Since inception return for the S&P North American Technology Sector IndexTM reflects, for periods after August 29, 1996, the reinvestment of dividends paid on the securities constituting the index; for periods through August 29, 1996, index return does not reflect the reinvestment of dividends. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS TECHNOLOGY FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (11/15/95)
without sales charge	5.26%	18.39%	14.76%	8.74%	9.37%
with sales charge	0.24%	16.50%	13.66%	8.21%	9.09%
Class C Shares (5/2/07)
without sales charge	4.38%	17.42%	13.83%	—	8.21%
with sales charge	3.51%	17.42%	13.83%	—	8.21%
Class K Shares (1/19/07)	4.74%	17.80%	14.12%	—	9.34%
Class Y Shares (5/1/07)	5.61%	18.78%	15.12%	—	9.67%
S&P North American Technology Sector IndexTM 1	15.28%	21.37%	14.83%	9.15%	8.97%	*
S&P 500® Index[2]	13.69%	20.41%	15.45%	7.67%	8.71%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Technology Fund and in the S&P North American Technology Sector IndexTM and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/2/07), Class K shares (1/19/07), and Class Y shares (5/1/07) would have the following values as of December 31, 2014: $18,316 (Class C), $20,328 (Class K), and $20,296 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS SMALL CAP EQUITY FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Small Cap Equity Fund Commentary

Highlights

•

Small-cap growth stocks, as measured by the Russell 2000® Growth Index[1] (the “Index”), delivered solid positive performance in 2014, aided by an improving U.S. economy, healthy corporate earnings, and a pickup in mergers and acquisitions activity.

•

RS Small Cap Equity Fund (the “Fund”) delivered strong positive performance for the twelve-month period ended December 31, 2014, while also outperforming the Index. The Fund’s performance relative to the Index was supported in particular by stock selection and an overweight in the health care sector. Stock selection in the consumer discretionary, energy, and consumer staples sectors also contributed to relative performance. Stock selection in the financial services, producer durables, materials, and utilities sectors detracted from relative performance.

•	The Fund seeks long-term capital growth by normally investing in small-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

Domestic equity markets, as measured by the S&P 500® Index,2 delivered positive if volatile performance in 2014 as investors weighed signs of an improving domestic economy against weakening growth in Europe and China and the prospect of less accommodative U.S. Federal Reserve (“Fed”) policies. Early in the year, Fed Chair Janet Yellen confirmed that the Fed was winding down its monthly bond purchases and hinted that the central bank might start raising interest rates by mid-2015, earlier than previously expected. These comments generally sparked downward share price volatility in February, but stocks generally resumed their upward direction in March as investors welcomed signs of improving economic growth.

Domestic equity market performance started to diverge in the second quarter as risk-averse investors favored the stability of large-cap stocks over higher valuation, small-cap growth stocks. This divergence continued into the third quarter, as concerns over Russia’s conflict with Ukraine and the widening Ebola outbreak weighed on investor confidence and overall market performance. As a result, small-cap stocks underperformed large-cap stocks through most of the year.

Domestic equity markets recovered their upward momentum in the fourth quarter, supported by the strongest quarterly U.S. economic growth in more than a decade during the third quarter and continued employment growth. Broader domestic equity markets, outside of stocks within the energy sector, also benefited from a steep slide in oil prices as global demand failed to keep pace with rising production. Against this

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RS SMALL CAP EQUITY FUND

backdrop, energy company shares sold off sharply in the fourth quarter, resulting in the energy sector being the weakest performing market sector for the year. Other sectors were generally aided by the prospect of lower energy-related costs and inflation leading to the Fed hinting that it may be more patient in assessing inflation risks and the need for higher interest rates. These hopes sparked a December rally that helped small-cap growth stocks end the year on a strong positive note.

Performance Update

The Fund (Class A Shares) returned 10.00% for the twelve-month period ended December 31, 2014, and outperformed the Index, which returned 5.60%.

Portfolio Review

In a positive market for small-cap growth stocks, the Fund’s performance relative to the Index benefited from a number of health care investments in the biotech area.

Shares of Receptos, Inc., a biotech company, benefited from positive clinical trial results for a next-generation oral treatment for relapsing multiple sclerosis. This same compound is in clinical trials as a treatment for ulcerative colitis, which we believe may offer the potential for another sizable market for the drug.

The Fund’s relative performance was also assisted by another biotech holding, Bluebird Bio, Inc., which is developing a gene therapy delivery platform to address “orphan diseases,” conditions that affect small, underserved but high-need patient populations. In December, Bluebird Bio announced that its gene replacement regimen had shown impressive effectiveness in treating beta thalassemia, a rare genetic blood disease. This news triggered a sharp upward movement in Bluebird Bio’s share price, and the stock emerged as one of the Fund’s strongest individual positive contributors for the year.

The Fund’s strongest positive contributor in the technology area was Proofpoint, Inc., a company that provides integrated cyber-threat security solutions through a cloud computing interface. The company has been gaining market share as it capitalizes on evolving data security needs tied to the ongoing migration to cloud computing.

Several technology investments delivered disappointing performance. These included RingCentral, Inc., a provider of software solutions enabling employee communication across multiple devices, and Infoblox, Inc., a supplier of technology that helps enterprise customers manage and secure IP addresses integral to mobile network communications. While we held onto our investment in RingCentral due to what we view as its solid underlying fundamentals, we liquidated our investment in Infoblox after several operational issues weighed on its financial performance.

GrafTech International Ltd., another detractor from relative performance, supplies graphite components used in steel production. We opted to liquidate our investment at

30	www.rsinvestments.com

RS SMALL CAP EQUITY FUND

the start of the fourth quarter due to weakness in the company’s international business, but the stock nonetheless detracted from relative performance.

Outlook

We remain optimistic on prospects for U.S. economic growth, even though we recognize that slower growth abroad and volatility in commodity markets could act as potential headwinds. We believe that the more modest pace of economic growth will help to reduce upward pressure on inflation and interest rates, providing a supportive environment for small-cap stocks, many of which are trading at their most attractive valuations in recent years, in our view. We remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Small-cap investing entails special risks. Small-cap stocks have tended to be more volatile and to drop more in down markets than large-cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources, and management.

www.rsinvestments.com	31

RS SMALL CAP EQUITY FUND

Characteristics (unaudited)

Total Net Assets: $122,430,123

Top Ten Holdings[3]

Holding	% of Total Net Assets
LogMeIn, Inc.	2.53%
Proofpoint, Inc.	2.28%
Euronet Worldwide, Inc.	2.13%
NxStage Medical, Inc.	2.04%
West Pharmaceutical Services, Inc.	1.97%
Microsemi Corp.	1.76%
PRA Group, Inc.	1.75%
Robert Half International, Inc.	1.61%
Barracuda Networks, Inc.	1.54%
Bluebird Bio, Inc.	1.53%
Total	19.14%

Sector Allocation[4]

1

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

32	www.rsinvestments.com

RS SMALL CAP EQUITY FUND

Performance Update (unaudited)

Average Annual Total Returns

	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/1/97) without sales charge	10.00%	23.57%	18.71%	9.76%	10.19%
with sales charge	4.78%	21.60%	17.56%	9.22%	9.88%
Class C Shares (8/7/00) without sales charge	9.02%	22.54%	17.67%	8.78%	6.41%
with sales charge	8.17%	22.54%	17.67%	8.78%	6.41%
Class K Shares (5/15/01)	9.58%	23.18%	18.32%	9.39%	9.18%
Class Y Shares (5/1/07)	10.35%	23.92%	18.99%	—	9.67%
Russell 2000® Growth Index[1]	5.60%	20.14%	16.80%	8.54%	7.28%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Small Cap Equity Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares and upon the inception of Class Y shares (5/1/07) would have the following values as of December 31, 2014: $23,191 (Class C), $24,533 (Class K), and $20,294 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Park Avenue Small Cap Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

www.rsinvestments.com	33

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2014. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double-digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for
Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800.766.3863 and is periodically updated on our website: www.rsinvestments.com.

34	www.rsinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014, to December 31, 2014, unless otherwise indicated. The following table shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

www.rsinvestments.com	35

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14-12/31/14	Expense Ratio During Period 7/1/14-12/31/14
RS Small Cap Growth Fund	Class A	$1,000.00	$1,095.10	$7.39	1.40%
	Class C	$1,000.00	$1,091.00	$11.38	2.16%
	Class K	$1,000.00	$1,092.50	$9.81	1.86%
	Class Y	$1,000.00	$1,096.50	$6.02	1.14%
RS Select Growth Fund	Class A	$1,000.00	$1,033.00	$7.17	1.40%
	Class C	$1,000.00	$1,029.00	$11.15	2.18%
	Class K	$1,000.00	$1,030.20	$9.77	1.91%
	Class Y	$1,000.00	$1,034.40	$5.85	1.14%
RS Mid Cap Growth Fund	Class A	$1,000.00	$1,051.10	$6.72	1.30%
	Class C	$1,000.00	$1,046.60	$10.88	2.11%
	Class K	$1,000.00	$1,048.70	$9.29	1.80%
	Class Y	$1,000.00	$1,052.10	$5.43	1.05%
RS Growth Fund	Class A	$1,000.00	$1,057.20	$5.70	1.10%
	Class C	$1,000.00	$1,052.30	$9.98	1.93%
	Class K	$1,000.00	$1,053.80	$8.85	1.71%
	Class Y	$1,000.00	$1,058.40	$4.31	0.83%
RS Technology Fund	Class A	$1,000.00	$1,090.00	$8.06	1.53%
	Class C	$1,000.00	$1,085.40	$12.62	2.40%
	Class K	$1,000.00	$1,087.50	$10.68	2.03%
	Class Y	$1,000.00	$1,092.10	$6.54	1.24%
RS Small Cap Equity Fund	Class A	$1,000.00	$1,099.00	$6.77	1.28%
	Class C	$1,000.00	$1,094.40	$11.09	2.10%
	Class K	$1,000.00	$1,096.90	$8.93	1.69%
	Class Y	$1,000.00	$1,100.50	$5.40	1.02%
Based on Hypothetical Return (5% Return Before Expenses)
RS Small Cap Growth Fund	Class A	$1,000.00	$1,018.15	$7.12	1.40%
	Class C	$1,000.00	$1,014.32	$10.97	2.16%
	Class K	$1,000.00	$1,015.83	$9.45	1.86%
	Class Y	$1,000.00	$1,019.46	$5.80	1.14%
RS Select Growth Fund	Class A	$1,000.00	$1,018.15	$7.12	1.40%
	Class C	$1,000.00	$1,014.22	$11.07	2.18%
	Class K	$1,000.00	$1,015.58	$9.70	1.91%
	Class Y	$1,000.00	$1,019.46	$5.80	1.14%
RS Mid Cap Growth Fund	Class A	$1,000.00	$1,018.65	$6.61	1.30%
	Class C	$1,000.00	$1,014.57	$10.71	2.11%
	Class K	$1,000.00	$1,016.13	$9.15	1.80%
	Class Y	$1,000.00	$1,019.91	$5.35	1.05%
RS Growth Fund	Class A	$1,000.00	$1,019.66	$5.60	1.10%
	Class C	$1,000.00	$1,015.48	$9.80	1.93%
	Class K	$1,000.00	$1,016.58	$8.69	1.71%
	Class Y	$1,000.00	$1,021.02	$4.23	0.83%
RS Technology Fund	Class A	$1,000.00	$1,017.49	$7.78	1.53%
	Class C	$1,000.00	$1,013.11	$12.18	2.40%
	Class K	$1,000.00	$1,014.97	$10.31	2.03%
	Class Y	$1,000.00	$1,018.95	$6.31	1.24%
RS Small Cap Equity Fund	Class A	$1,000.00	$1,018.75	$6.51	1.28%
	Class C	$1,000.00	$1,014.62	$10.66	2.10%
	Class K	$1,000.00	$1,016.69	$8.59	1.69%
	Class Y	$1,000.00	$1,020.06	$5.19	1.02%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

36	www.rsinvestments.com

Financial Information

Year Ended December 31, 2014

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

December 31, 2014	Shares	Value
Common Stocks – 99.3%
Advertising Agencies – 1.5%
Constant Contact, Inc.(1)	458,980	$16,844,566

		16,844,566
Aerospace – 2.9%
HEICO Corp., Class A	349,698	16,561,697
Teledyne Technologies, Inc.(1)	158,617	16,296,311

		32,858,008
Air Transport – 0.5%
Allegiant Travel Co.	12,023	1,807,418
Spirit Airlines, Inc.(1)	49,242	3,721,710

		5,529,128
Asset Management & Custodian – 0.8%
WisdomTree Investments, Inc.	582,500	9,130,688

		9,130,688
Auto Parts – 1.0%
Tenneco, Inc.(1)	203,600	11,525,796

		11,525,796
Back Office Support, HR and Consulting – 3.4%
Huron Consulting Group, Inc.(1)	199,819	13,665,621
TriNet Group, Inc.(1)	456,700	14,285,576
TrueBlue, Inc.(1)	487,700	10,851,325

		38,802,522
Banks: Diversified – 2.1%
Customers Bancorp, Inc.(1)	508,233	9,890,214
Western Alliance Bancorp(1)	504,100	14,013,980

		23,904,194
Beverage: Brewers & Distillers – 1.4%
The Boston Beer Co., Inc., Class A(1)	54,131	15,673,090

		15,673,090
Biotechnology – 12.7%
Amicus Therapeutics, Inc.(1)	1,624,834	13,518,619
Bluebird Bio, Inc.(1)	192,400	17,646,928
Chimerix, Inc.(1)	344,000	13,849,440
Immune Design Corp.(1)	170,362	5,243,742
Juno Therapeutics, Inc.(1)	138,400	7,227,248
Kite Pharma, Inc.(1)	178,900	10,317,163
KYTHERA Biopharmaceuticals, Inc.(1)	202,700	7,029,636
Ligand Pharmaceuticals, Inc.(1)	271,300	14,435,873
Loxo Oncology, Inc.(1)	418,500	4,917,375
NanoString Technologies, Inc.(1)	418,700	5,832,491

38	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH FUND

December 31, 2014	Shares	Value
Biotechnology (continued)
Receptos, Inc.(1)	119,267	$14,611,400
Sage Therapeutics, Inc.(1)	201,076	7,359,382
Ultragenyx Pharmaceutical, Inc.(1)	202,014	8,864,374
Vital Therapies, Inc.(1)	554,712	13,828,970

		144,682,641
Building Materials – 1.1%
Simpson Manufacturing Co., Inc.	352,700	12,203,420

		12,203,420
Chemicals: Diversified – 0.9%
Cytec Industries, Inc.	228,180	10,535,071

		10,535,071
Chemicals: Specialty – 1.1%
Quaker Chemical Corp.	142,842	13,147,178

		13,147,178
Commercial Services: Rental & Leasing – 1.5%
H&E Equipment Services, Inc.	387,600	10,887,684
Neff Corp., Class A(1)(2)	530,200	5,975,354

		16,863,038
Communications Technology – 1.4%
RingCentral, Inc., Class A(1)	1,050,200	15,668,984

		15,668,984
Computer Services, Software & Systems – 9.2%
Barracuda Networks, Inc.(1)	497,879	17,843,983
comScore, Inc.(1)	348,500	16,180,855
LogMeIn, Inc.(1)	594,400	29,327,696
Proofpoint, Inc.(1)	561,185	27,065,953
The Ultimate Software Group, Inc.(1)	97,348	14,292,147

		104,710,634
Consumer Lending – 1.7%
PRA Group, Inc.(1)	344,007	19,928,326

		19,928,326
Diversified Materials & Processing – 1.5%
Hexcel Corp.(1)	410,266	17,021,936

		17,021,936
Education Services – 1.2%
Capella Education Co.	176,100	13,552,656

		13,552,656
Electronic Entertainment – 1.5%
Take-Two Interactive Software, Inc.(1)	595,800	16,700,274

		16,700,274

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	39

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

December 31, 2014	Shares	Value
Entertainment – 1.3%
IMAX Corp.(1)	488,187	$15,084,978

		15,084,978
Financial Data & Systems – 4.5%
Blackhawk Network Holdings, Inc., Class B(1)	187,652	7,072,604
Euronet Worldwide, Inc.(1)	443,036	24,322,676
Heartland Payment Systems, Inc.	234,900	12,672,855
WEX, Inc.(1)	71,065	7,029,750

		51,097,885
Foods – 2.1%
Freshpet, Inc.(1)	589,200	10,051,752
Pinnacle Foods, Inc.	397,300	14,024,690

		24,076,442
Health Care Facilities – 1.5%
AAC Holdings, Inc.(1)	219,400	6,783,848
Surgical Care Affiliates, Inc.(1)	302,900	10,192,585

		16,976,433
Health Care Services – 2.4%
Acadia Healthcare Co., Inc.(1)	234,582	14,358,764
ExamWorks Group, Inc.(1)	318,900	13,263,051

		27,621,815
Hotel/Motel – 1.4%
La Quinta Holdings, Inc.(1)	703,600	15,521,416

		15,521,416
Household Furnishings – 1.4%
Restoration Hardware Holdings, Inc.(1)	166,700	16,004,867

		16,004,867
Leisure Time – 1.3%
Marriott Vacations Worldwide Corp.	204,260	15,225,540

		15,225,540
Medical & Dental Instruments & Supplies – 4.4%
AtriCure, Inc.(1)	594,238	11,860,990
STERIS Corp.	239,000	15,499,150
West Pharmaceutical Services, Inc.	422,729	22,506,092

		49,866,232
Medical Equipment – 5.9%
DexCom, Inc.(1)	302,674	16,662,204
Fluidigm Corp.(1)	452,800	15,272,944
NxStage Medical, Inc.(1)	1,313,100	23,543,883
Zeltiq Aesthetics, Inc.(1)	418,200	11,671,962

		67,150,993

40	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH FUND

December 31, 2014	Shares	Value
Office Supplies & Equipment – 1.5%
Knoll, Inc.	161,500	$3,418,955
Steelcase, Inc., Class A	756,469	13,578,619

		16,997,574
Oil Well Equipment & Services – 1.5%
Newpark Resources, Inc.(1)	826,200	7,881,948
RigNet, Inc.(1)	219,611	9,010,639

		16,892,587
Oil: Crude Producers – 1.6%
Carrizo Oil & Gas, Inc.(1)	173,650	7,223,840
Diamondback Energy, Inc.(1)	176,100	10,527,258

		17,751,098
Pharmaceuticals – 2.1%
Ocular Therapeutix, Inc.(1)	415,915	9,782,321
Pacira Pharmaceuticals, Inc.(1)	158,481	14,050,925

		23,833,246
Production Technology Equipment – 1.1%
FEI Co.	141,243	12,761,305

		12,761,305
Restaurants – 2.9%
Popeyes Louisiana Kitchen, Inc.(1)	121,100	6,814,297
Red Robin Gourmet Burgers, Inc.(1)	162,900	12,539,227
Sonic Corp.	515,800	14,045,234

		33,398,758
Scientific Instruments: Electrical – 1.1%
Littelfuse, Inc.	125,500	12,132,085

		12,132,085
Securities Brokerage & Services – 0.7%
MarketAxess Holdings, Inc.	117,592	8,432,522

		8,432,522
Semiconductors & Components – 4.0%
Microsemi Corp.(1)	786,412	22,318,373
Spansion, Inc., Class A(1)	206,800	7,076,696
Tower Semiconductor Ltd.(1)	1,187,300	15,826,709

		45,221,778
Specialty Retail – 2.6%
Burlington Stores, Inc.(1)	322,579	15,245,084
Lithia Motors, Inc., Class A	162,900	14,121,801

		29,366,885

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	41

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

December 31, 2014	Shares	Value
Steel – 1.2%
Steel Dynamics, Inc.	711,200	$14,039,088

		14,039,088
Textiles, Apparel & Shoes – 3.4%
Carter’s, Inc.	134,800	11,769,388
Deckers Outdoor Corp.(1)	132,100	12,026,384
G-III Apparel Group Ltd.(1)	142,513	14,395,238

		38,191,010
Truckers – 1.0%
Old Dominion Freight Line, Inc.(1)	147,564	11,456,869

		11,456,869
Utilities: Telecommunications – 1.0%
Cogent Communications Holdings, Inc.	322,900	11,427,431

		11,427,431
Total Common Stocks (Cost $868,140,673)		1,129,810,987

	Principal Amount	Value
Repurchase Agreements – 0.7%

Fixed Income Clearing Corp. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $8,560,000, due 1/2/2015(3)	$8,560,000	8,560,000
Total Repurchase Agreements (Cost $8,560,000)		8,560,000
Total Investments - 100.0% (Cost $876,700,673)		1,138,370,987
Other Liabilities, Net - 0.0%		(328,081)
Total Net Assets - 100.0%		$1,138,042,906

(1)	Non-income-producing security.
(2)	Affiliated issuer. See 2d in Notes to Financial Statements.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.00%	2/28/2021	$8,733,002

42	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH FUND

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$1,129,810,987	$—	$—	$1,129,810,987

Repurchase Agreements	—	8,560,000	—	8,560,000

Total	$1,129,810,987	$8,560,000	$—	$1,138,370,987

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	43

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

December 31, 2014	Shares	Value
Common Stocks – 98.2%
Advertising Agencies – 2.0%
Constant Contact, Inc.(1)	473,300	$17,370,110

		17,370,110
Aerospace – 4.7%
HEICO Corp., Class A	453,283	21,467,483
Teledyne Technologies, Inc.(1)	180,772	18,572,515

		40,039,998
Air Transport – 0.7%
Allegiant Travel Co.	12,805	1,924,976
Spirit Airlines, Inc.(1)	53,900	4,073,762

		5,998,738
Asset Management & Custodian – 1.2%
WisdomTree Investments, Inc.	631,400	9,897,195

		9,897,195
Auto Parts – 3.0%
Gentex Corp.	711,700	25,713,721

		25,713,721
Back Office Support, HR and Consulting – 3.3%
Huron Consulting Group, Inc.(1)	235,266	16,089,842
Robert Half International, Inc.	199,200	11,629,296

		27,719,138
Banks: Diversified – 1.2%
SVB Financial Group(1)	85,935	9,974,475

		9,974,475
Beverage: Brewers & Distillers – 1.7%
The Boston Beer Co., Inc., Class A(1)	48,486	14,038,636

		14,038,636
Biotechnology – 2.1%
Ligand Pharmaceuticals, Inc.(1)	337,470	17,956,779

		17,956,779
Chemicals: Diversified – 1.4%
Cytec Industries, Inc.	262,280	12,109,468

		12,109,468
Chemicals: Specialty – 2.2%
Quaker Chemical Corp.	200,809	18,482,460

		18,482,460
Computer Services, Software & Systems – 10.2%
AOL, Inc.(1)	391,400	18,070,938
LogMeIn, Inc.(1)	585,337	28,880,528
PTC, Inc.(1)	279,000	10,225,350

44	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SELECT GROWTH FUND

December 31, 2014	Shares	Value
Computer Services, Software & Systems (continued)
Rackspace Hosting, Inc.(1)	383,600	$17,956,316
The Ultimate Software Group, Inc.(1)	74,901	10,996,590

		86,129,722
Consumer Lending – 2.7%
PRA Group, Inc.(1)	396,130	22,947,811

		22,947,811
Diversified Materials & Processing – 2.5%
Hexcel Corp.(1)	501,538	20,808,812

		20,808,812
Education Services – 1.5%
Capella Education Co.	161,900	12,459,824

		12,459,824
Entertainment – 1.9%
IMAX Corp.(1)	515,615	15,932,504

		15,932,504
Financial Data & Systems – 6.1%
Euronet Worldwide, Inc.(1)	542,225	29,768,153
Heartland Payment Systems, Inc.	261,400	14,102,530
WEX, Inc.(1)	76,895	7,606,453

		51,477,136
Foods – 2.9%
The Hain Celestial Group, Inc.(1)	203,096	11,838,466
The WhiteWave Foods Co.(1)	371,300	12,991,787

		24,830,253
Health Care Facilities – 1.5%
Universal Health Services, Inc., Class B	113,370	12,613,546

		12,613,546
Health Care Services – 3.0%
ExamWorks Group, Inc.(1)	348,511	14,494,572
Premier, Inc., Class A(1)	314,600	10,548,538

		25,043,110
Hotel/Motel – 1.9%
La Quinta Holdings, Inc.(1)	732,700	16,163,362

		16,163,362
Household Furnishings – 2.5%
Restoration Hardware Holdings, Inc.(1)	224,108	21,516,609

		21,516,609
Leisure Time – 1.8%
Marriott Vacations Worldwide Corp.	206,400	15,385,056

		15,385,056

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	45

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

December 31, 2014	Shares	Value
Luxury Items – 2.3%
Signet Jewelers Ltd.	145,565	$19,151,987

		19,151,987
Medical & Dental Instruments & Supplies – 5.3%
STERIS Corp.	277,300	17,982,905
West Pharmaceutical Services, Inc.	503,846	26,824,761

		44,807,666
Medical Equipment – 2.1%
IDEXX Laboratories, Inc.(1)	120,705	17,896,930

		17,896,930
Office Supplies & Equipment – 0.6%
Knoll, Inc.	257,486	5,450,979

		5,450,979
Oil Well Equipment & Services – 1.1%
Newpark Resources, Inc.(1)	946,500	9,029,610

		9,029,610
Oil: Crude Producers – 2.1%
Carrizo Oil & Gas, Inc.(1)	196,000	8,153,600
Diamondback Energy, Inc.(1)	155,300	9,283,834

		17,437,434
Pharmaceuticals – 4.9%
Jazz Pharmaceuticals PLC(1)	150,787	24,688,356
Pacira Pharmaceuticals, Inc.(1)	189,055	16,761,616

		41,449,972
Recreational Vehicles & Boats – 2.0%
Brunswick Corp.	338,100	17,331,006

		17,331,006
Restaurants – 2.6%
Popeyes Louisiana Kitchen, Inc.(1)	101,457	5,708,985
Sonic Corp.	604,000	16,446,920

		22,155,905
Scientific Instruments: Electrical – 1.6%
Littelfuse, Inc.	143,786	13,899,793

		13,899,793
Securities Brokerage & Services – 1.2%
MarketAxess Holdings, Inc.	136,406	9,781,674

		9,781,674
Semiconductors & Components – 2.3%
Microsemi Corp.(1)	689,513	19,568,379

		19,568,379

46	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SELECT GROWTH FUND

December 31, 2014	Shares	Value
Steel – 1.8%
Steel Dynamics, Inc.	794,600	$15,685,404

		15,685,404
Textiles, Apparel & Shoes – 3.1%
Carter’s, Inc.	160,617	14,023,470
Deckers Outdoor Corp.(1)	137,500	12,518,000

		26,541,470
Truckers – 1.6%
Old Dominion Freight Line, Inc.(1)	169,397	13,151,983

		13,151,983
Utilities: Telecommunications – 1.6%
Zayo Group Holdings, Inc.(1)	442,890	13,539,147

		13,539,147
Total Common Stocks (Cost $649,335,002)		831,487,802

	Principal Amount	Value
Repurchase Agreements – 1.8%

Fixed Income Clearing Corp. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $15,143,000, due 1/2/2015(2)	$15,143,000	15,143,000
Total Repurchase Agreements (Cost $15,143,000)		15,143,000
Total Investments - 100.0% (Cost $664,478,002)		846,630,802
Other Liabilities, Net - 0.0%		(272,192)
Total Net Assets - 100.0%		$846,358,610

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.00%	5/31/2021	$15,445,938

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	47

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$831,487,802	$—	$—	$831,487,802

Repurchase Agreements	—	15,143,000	—	15,143,000

Total	$831,487,802	$15,143,000	$—	$846,630,802

48	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS MID CAP GROWTH FUND

December 31, 2014	Shares	Value
Common Stocks – 97.1%
Aerospace – 1.8%
Teledyne Technologies, Inc.(1)	33,135	$3,404,290

		3,404,290
Air Transport – 1.4%
Spirit Airlines, Inc.(1)	34,800	2,630,184

		2,630,184
Asset Management & Custodian – 1.9%
WisdomTree Investments, Inc.	229,500	3,597,412

		3,597,412
Auto Parts – 2.8%
Gentex Corp.	151,900	5,488,147

		5,488,147
Back Office Support, HR and Consulting – 0.7%
Robert Half International, Inc.	23,700	1,383,606

		1,383,606
Banks: Diversified – 1.0%
Signature Bank(1)	15,755	1,984,500

		1,984,500
Beverage: Brewers & Distillers – 2.0%
Constellation Brands, Inc., Class A(1)	38,600	3,789,362

		3,789,362
Beverage: Soft Drinks – 1.8%
Keurig Green Mountain, Inc.	26,110	3,456,833

		3,456,833
Chemicals: Diversified – 1.4%
Cytec Industries, Inc.	57,010	2,632,152

		2,632,152
Commercial Services: Rental & Leasing – 1.6%
United Rentals, Inc.(1)	29,990	3,059,280

		3,059,280
Computer Services, Software & Systems – 8.5%
Akamai Technologies, Inc.(1)	41,300	2,600,248
AOL, Inc.(1)	80,100	3,698,217
Palo Alto Networks, Inc.(1)	17,340	2,125,364
PTC, Inc.(1)	69,200	2,536,180
Rackspace Hosting, Inc.(1)	79,700	3,730,757
salesforce.com, Inc.(1)	29,600	1,755,576

		16,446,342

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	49

SCHEDULE OF INVESTMENTS — RS MID CAP GROWTH FUND

December 31, 2014	Shares	Value
Consumer Lending – 1.1%
FleetCor Technologies, Inc.(1)	14,360	$2,135,476

		2,135,476
Containers & Packaging – 1.9%
Rock-Tenn Co., Class A	58,720	3,580,746

		3,580,746
Cosmetics – 1.8%
The Estee Lauder Companies, Inc., Class A	45,400	3,459,480

		3,459,480
Diversified Financial Services – 1.3%
Raymond James Financial, Inc.	43,641	2,500,193

		2,500,193
Diversified Materials & Processing – 1.8%
Hexcel Corp.(1)	85,330	3,540,342

		3,540,342
Diversified Retail – 2.1%
Macy’s, Inc.	60,300	3,964,725

		3,964,725
Drug & Grocery Store Chains – 2.9%
The Kroger Co.	87,000	5,586,270

		5,586,270
Electronic Entertainment – 1.6%
Activision Blizzard, Inc.	45,000	906,750
King Digital Entertainment PLC	143,900	2,210,304

		3,117,054
Financial Data & Systems – 3.5%
Alliance Data Systems Corp.(1)	7,552	2,160,249
Global Payments, Inc.	35,900	2,898,207
WEX, Inc.(1)	16,925	1,674,221

		6,732,677
Foods – 1.1%
The WhiteWave Foods Co.(1)	63,000	2,204,370

		2,204,370
Health Care Facilities – 1.3%
Universal Health Services, Inc., Class B	23,220	2,583,457

		2,583,457
Health Care Services – 1.2%
Envision Healthcare Holdings, Inc.(1)	66,100	2,293,009

		2,293,009

50	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MID CAP GROWTH FUND

December 31, 2014	Shares	Value
Hotel/Motel – 2.1%
Hilton Worldwide Holdings, Inc.(1)	154,200	$4,023,078

		4,023,078
Household Furnishings – 2.0%
Restoration Hardware Holdings, Inc.(1)	39,800	3,821,198

		3,821,198
Leisure Time – 1.3%
Expedia, Inc.	30,400	2,594,944

		2,594,944
Luxury Items – 2.0%
Signet Jewelers Ltd.	29,525	3,884,604

		3,884,604
Machinery: Tools – 1.2%
Snap-on, Inc.	17,445	2,385,429

		2,385,429
Medical & Dental Instruments & Supplies – 4.9%
Edwards Lifesciences Corp.(1)	21,800	2,776,884
West Pharmaceutical Services, Inc.	72,982	3,885,562
Zimmer Holdings, Inc.	24,755	2,807,712

		9,470,158
Medical Equipment – 2.6%
IDEXX Laboratories, Inc.(1)	15,455	2,291,513
Illumina, Inc.(1)	14,850	2,741,013

		5,032,526
Oil Well Equipment & Services – 1.1%
Cameron International Corp.(1)	41,200	2,057,940

		2,057,940
Oil: Crude Producers – 2.1%
Concho Resources, Inc.(1)	20,135	2,008,466
Diamondback Energy, Inc.(1)	33,000	1,972,740

		3,981,206
Oil: Refining And Marketing – 1.2%
Tesoro Corp.	30,100	2,237,935

		2,237,935
Pharmaceuticals – 6.0%
BioMarin Pharmaceutical, Inc.(1)	33,900	3,064,560
Jazz Pharmaceuticals PLC(1)	18,270	2,991,347
Mallinckrodt PLC(1)	34,500	3,416,535
Pacira Pharmaceuticals, Inc.(1)	24,025	2,130,056

		11,602,498

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	51

SCHEDULE OF INVESTMENTS — RS MID CAP GROWTH FUND

December 31, 2014	Shares	Value
Production Technology Equipment – 1.1%
Lam Research Corp.	27,600	$2,189,784

		2,189,784
Real Estate Services – 1.8%
CBRE Group, Inc., Class A(1)	101,300	3,469,525

		3,469,525
Recreational Vehicles & Boats – 2.1%
Brunswick Corp.	77,300	3,962,398

		3,962,398
Restaurants – 2.2%
Chipotle Mexican Grill, Inc.(1)	6,114	4,185,094

		4,185,094
Scientific Instruments: Electrical – 1.6%
AMETEK, Inc.	59,295	3,120,696

		3,120,696
Securities Brokerage & Services – 1.3%
IntercontinentalExchange, Inc.	11,155	2,446,180

		2,446,180
Semiconductors & Components – 2.7%
Micron Technology, Inc.(1)	85,400	2,989,854
NXP Semiconductors N.V.(1)	28,100	2,146,840

		5,136,694
Specialty Retail – 5.2%
Advance Auto Parts, Inc.	21,225	3,380,718
Burlington Stores, Inc.(1)	71,600	3,383,816
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	26,020	3,326,397

		10,090,931
Steel – 1.8%
Steel Dynamics, Inc.	180,200	3,557,148

		3,557,148
Textiles, Apparel & Shoes – 1.4%
Carter’s, Inc.	30,922	2,699,800

		2,699,800
Truckers – 1.5%
Old Dominion Freight Line, Inc.(1)	36,355	2,822,602

		2,822,602
Utilities: Telecommunications – 1.4%
Zayo Group Holdings, Inc.(1)	90,700	2,772,699

		2,772,699
Total Common Stocks (Cost $162,723,411)		187,114,974

52	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MID CAP GROWTH FUND

December 31, 2014	Principal Amount	Value
Repurchase Agreements – 2.4%

Fixed Income Clearing Corp. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $4,725,000, due 1/2/2015(2)	$4,725,000	$4,725,000
Total Repurchase Agreements (Cost $4,725,000)		4,725,000
Total Investments - 99.5% (Cost $167,448,411)		191,839,974
Other Assets, Net - 0.5%		960,437
Total Net Assets - 100.0%		$192,800,411

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	3.625%	2/15/2020	$4,823,063

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$187,114,974	$—	$—	$187,114,974

Repurchase Agreements	—	4,725,000	—	4,725,000

Total	$187,114,974	$4,725,000	$—	$191,839,974

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	53

SCHEDULE OF INVESTMENTS — RS GROWTH FUND

December 31, 2014	Shares	Value
Common Stocks – 98.5%
Air Transport – 2.3%
FedEx Corp.	14,415	$2,503,309
Southwest Airlines Co.	83,200	3,521,024

		6,024,333
Back Office Support, HR and Consulting – 1.6%
Robert Half International, Inc.	73,300	4,279,254

		4,279,254
Beverage: Brewers & Distillers – 3.1%
Constellation Brands, Inc., Class A(1)	82,400	8,089,208

		8,089,208
Beverage: Soft Drinks – 2.0%
Keurig Green Mountain, Inc.	40,595	5,374,575

		5,374,575
Biotechnology – 3.0%
Celgene Corp.(1)	71,250	7,970,025

		7,970,025
Commercial Services: Rental & Leasing – 2.3%
United Rentals, Inc.(1)	58,140	5,930,861

		5,930,861
Computer Services, Software & Systems – 10.9%
Akamai Technologies, Inc.(1)	66,500	4,186,840
Alibaba Group Holding Ltd., ADR(1)	22,030	2,289,798
Facebook, Inc., Class A(1)	142,600	11,125,652
Google, Inc., Class C(1)	14,083	7,413,291
Microsoft Corp.	75,500	3,506,975

		28,522,556
Computer Technology – 5.3%
Apple, Inc.	73,517	8,114,806
EMC Corp.	80,100	2,382,174
Western Digital Corp.	31,520	3,489,264

		13,986,244
Consumer Lending – 1.4%
FleetCor Technologies, Inc.(1)	25,230	3,751,953

		3,751,953
Containers & Packaging – 2.7%
Rock-Tenn Co., Class A	115,410	7,037,702

		7,037,702
Cosmetics – 2.2%
The Estee Lauder Companies, Inc., Class A	77,600	5,913,120

		5,913,120

54	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GROWTH FUND

December 31, 2014	Shares	Value
Diversified Financial Services – 1.6%
Raymond James Financial, Inc.	75,416	$4,320,583

		4,320,583
Diversified Manufacturing Operations – 2.0%
Illinois Tool Works, Inc.	55,524	5,258,123

		5,258,123
Diversified Retail – 4.5%
Costco Wholesale Corp.	41,373	5,864,623
Macy’s, Inc.	92,300	6,068,725

		11,933,348
Drug & Grocery Store Chains – 3.2%
The Kroger Co.	129,200	8,295,932

		8,295,932
Electronic Entertainment – 0.5%
Activision Blizzard, Inc.	62,900	1,267,435

		1,267,435
Financial Data & Systems – 3.0%
Alliance Data Systems Corp.(1)	13,274	3,797,028
Visa, Inc., Class A	16,078	4,215,651

		8,012,679
Foods – 1.4%
Mead Johnson Nutrition Co.	37,475	3,767,737

		3,767,737
Health Care Facilities – 1.8%
Universal Health Services, Inc., Class B	41,740	4,643,992

		4,643,992
Hotel/Motel – 2.5%
Hilton Worldwide Holdings, Inc.(1)	246,900	6,441,621

		6,441,621
Leisure Time – 1.9%
Expedia, Inc.	57,500	4,908,200

		4,908,200
Machinery: Tools – 2.0%
Snap-on, Inc.	38,255	5,230,989

		5,230,989
Medical & Dental Instruments & Supplies – 3.5%
Edwards Lifesciences Corp.(1)	38,400	4,891,392
Zimmer Holdings, Inc.	37,475	4,250,414

		9,141,806

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	55

SCHEDULE OF INVESTMENTS — RS GROWTH FUND

December 31, 2014	Shares	Value
Metal Fabricating – 2.1%
Precision Castparts Corp.	22,755	$5,481,224

		5,481,224
Oil Well Equipment & Services – 1.7%
Schlumberger Ltd.	52,995	4,526,303

		4,526,303
Oil: Crude Producers – 2.0%
EOG Resources, Inc.	56,225	5,176,636

		5,176,636
Pharmaceuticals – 9.4%
BioMarin Pharmaceutical, Inc.(1)	60,500	5,469,200
Gilead Sciences, Inc.(1)	138,680	13,071,977
Jazz Pharmaceuticals PLC(1)	36,860	6,035,088

		24,576,265
Production Technology Equipment – 1.5%
Lam Research Corp.	50,200	3,982,868

		3,982,868
Real Estate Services – 2.3%
CBRE Group, Inc., Class A(1)	177,900	6,093,075

		6,093,075
Restaurants – 2.0%
Starbucks Corp.	65,500	5,374,275

		5,374,275
Scientific Instruments: Electrical – 1.7%
AMETEK, Inc.	85,794	4,515,338

		4,515,338
Semiconductors & Components – 3.7%
Micron Technology, Inc.(1)	156,500	5,479,065
NXP Semiconductors N.V.(1)	55,000	4,202,000

		9,681,065
Specialty Retail – 7.4%
Advance Auto Parts, Inc.	41,950	6,681,796
The Home Depot, Inc.	68,075	7,145,833
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	43,870	5,608,341

		19,435,970
Total Common Stocks (Cost $204,674,934)		258,945,295

56	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GROWTH FUND

December 31 2014	Principal Amount	Value
Repurchase Agreements – 0.2%

Fixed Income Clearing Corp. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $510,000, due 1/2/2015(2)	$510,000	$510,000
Total Repurchase Agreements (Cost $510,000)		510,000
Total Investments - 98.7% (Cost $205,184,934)		259,455,295
Other Assets, Net - 1.3%		3,358,413
Total Net Assets - 100.0%		$262,813,708

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	3.625%	2/15/2020	$521,113

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$258,945,295	$—	$—	$258,945,295

Repurchase Agreements	—	510,000	—	510,000

Total	$258,945,295	$510,000	$—	$259,455,295

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	57

SCHEDULE OF INVESTMENTS — RS TECHNOLOGY FUND

December 31, 2014	Shares	Value
Common Stocks – 99.0%
Advertising Agencies – 1.4%
Constant Contact, Inc.(1)	75,000	$2,752,500

		2,752,500
Communications Technology – 3.9%
Infinera Corp.(1)	251,100	3,696,192
JDS Uniphase Corp.(1)	140,900	1,933,148
RingCentral, Inc., Class A(1)	143,300	2,138,036

		7,767,376
Computer Services, Software & Systems – 53.2%
Akamai Technologies, Inc.(1)	54,200	3,412,432
Alibaba Group Holding Ltd., ADR(1)	17,800	1,850,132
AOL, Inc.(1)	76,400	3,527,388
Bazaarvoice, Inc.(1)	401,800	3,230,472
Cornerstone OnDemand, Inc.(1)	61,400	2,161,280
Endurance International Group Holdings, Inc.(1)	122,200	2,252,146
Everyday Health, Inc.(1)	147,200	2,171,200
Facebook, Inc., Class A(1)	137,000	10,688,740
Fortinet, Inc.(1)	74,900	2,296,434
Google, Inc., Class C(1)	25,664	13,509,530
Guidewire Software, Inc.(1)	40,000	2,025,200
Infoblox, Inc.(1)	216,500	4,375,465
LinkedIn Corp., Class A(1)	7,750	1,780,253
LogMeIn, Inc.(1)	93,900	4,633,026
Mavenir Systems, Inc.(1)	434,400	5,890,464
Microsoft Corp.	100,400	4,663,580
NetSuite, Inc.(1)	18,920	2,065,496
Oracle Corp.	101,600	4,568,952
Palo Alto Networks, Inc.(1)	18,400	2,255,288
Proofpoint, Inc.(1)	110,510	5,329,897
PTC, Inc.(1)	45,700	1,674,905
Qlik Technologies, Inc.(1)	66,800	2,063,452
Rackspace Hosting, Inc.(1)	82,148	3,845,348
salesforce.com, Inc.(1)	38,000	2,253,780
ServiceNow, Inc.(1)	24,200	1,641,970
Splunk, Inc.(1)	33,300	1,963,035
Symantec Corp.	95,600	2,452,618
The Ultimate Software Group, Inc.(1)	10,030	1,472,554
Yahoo!, Inc.(1)	92,800	4,687,328

		104,742,365

58	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TECHNOLOGY FUND

December 31, 2014	Shares	Value
Computer Technology – 9.2%
Apple, Inc.	35,608	$3,930,411
EMC Corp.	171,200	5,091,488
Silicon Graphics International Corp.(1)	358,600	4,080,868
Super Micro Computer, Inc.(1)	78,200	2,727,616
Western Digital Corp.	20,600	2,280,420

		18,110,803
Consumer Services: Miscellaneous – 3.4%
eBay, Inc.(1)	72,600	4,074,312
LifeLock, Inc.(1)	143,100	2,648,781

		6,723,093
Electronic Entertainment – 3.5%
Activision Blizzard, Inc.	48,500	977,275
King Digital Entertainment PLC	254,800	3,913,728
Take-Two Interactive Software, Inc.(1)	71,100	1,992,933

		6,883,936
Entertainment – 1.3%
IMAX Corp.(1)	80,300	2,481,270

		2,481,270
Leisure Time – 1.7%
Expedia, Inc.	39,800	3,397,328

		3,397,328
Pharmaceuticals – 2.2%
Gilead Sciences, Inc.(1)	45,965	4,332,661

		4,332,661
Production Technology Equipment – 3.1%
FEI Co.	23,400	2,114,190
Lam Research Corp.	50,100	3,974,934

		6,089,124
Semiconductors & Components – 15.0%
MaxLinear, Inc., Class A(1)	386,700	2,865,447
Micrel, Inc.	187,525	2,720,988
Micron Technology, Inc.(1)	233,800	8,185,338
Microsemi Corp.(1)	83,700	2,375,406
Monolithic Power Systems, Inc.	65,300	3,248,022
NXP Semiconductors N.V.(1)	41,200	3,147,680
O2Micro International Ltd., ADR(1)	242,312	579,126
Spansion, Inc., Class A(1)	63,600	2,176,392
Tower Semiconductor Ltd.(1)	324,600	4,326,918

		29,625,317

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	59

SCHEDULE OF INVESTMENTS — RS TECHNOLOGY FUND

December 31, 2014	Shares	Value
Utilities: Telecommunications – 1.1%
Zayo Group Holdings, Inc.(1)	68,600	$2,097,102

		2,097,102
Total Common Stocks (Cost $153,804,523)		195,002,875

	Principal Amount	Value
Repurchase Agreements – 1.3%

Fixed Income Clearing Corp. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $2,513,000, due 1/2/2015(2)	$2,513,000	2,513,000
Total Repurchase Agreements (Cost $2,513,000)		2,513,000
Total Investments - 100.3% (Cost $156,317,523)		197,515,875
Other Liabilities, Net - (0.3)%		(501,519)
Total Net Assets - 100.0%		$197,014,356

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.625%	12/31/2019	$2,566,788

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$195,002,875	$—	$—	$195,002,875

Repurchase Agreements	—	2,513,000	—	2,513,000

Total	$195,002,875	$2,513,000	$—	$197,515,875

60	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

December 31, 2014	Shares	Value
Common Stocks – 98.0%
Advertising Agencies – 1.4%
Constant Contact, Inc.(1)	47,400	$1,739,580

		1,739,580
Aerospace – 2.8%
HEICO Corp., Class A	35,991	1,704,534
Teledyne Technologies, Inc.(1)	16,620	1,707,539

		3,412,073
Air Transport – 0.4%
Allegiant Travel Co.	820	123,271
Spirit Airlines, Inc.(1)	5,200	393,016

		516,287
Asset Management & Custodian – 0.8%
WisdomTree Investments, Inc.	62,600	981,255

		981,255
Auto Parts – 1.0%
Tenneco, Inc.(1)	21,500	1,217,115

		1,217,115
Back Office Support, HR and Consulting – 4.8%
Huron Consulting Group, Inc.(1)	19,800	1,354,122
Robert Half International, Inc.	33,716	1,968,340
TriNet Group, Inc.(1)	47,800	1,495,184
TrueBlue, Inc.(1)	50,400	1,121,400

		5,939,046
Banks: Diversified – 2.0%
Customers Bancorp, Inc.(1)	53,413	1,039,417
Western Alliance Bancorp(1)	52,700	1,465,060

		2,504,477
Beverage: Brewers & Distillers – 1.4%
The Boston Beer Co., Inc., Class A(1)	5,730	1,659,064

		1,659,064
Biotechnology – 12.4%
Amicus Therapeutics, Inc.(1)	172,746	1,437,247
Bluebird Bio, Inc.(1)	20,400	1,871,088
Chimerix, Inc.(1)	35,100	1,413,126
Immune Design Corp.(1)	18,200	560,196
Juno Therapeutics, Inc.(1)	16,000	835,520
Kite Pharma, Inc.(1)	18,900	1,089,963
KYTHERA Biopharmaceuticals, Inc.(1)	20,100	697,068
Ligand Pharmaceuticals, Inc.(1)	28,560	1,519,678
Loxo Oncology, Inc.(1)	43,200	507,600

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	61

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

December 31, 2014	Shares	Value
Biotechnology (continued)
NanoString Technologies, Inc.(1)	43,000	$598,990
Receptos, Inc.(1)	12,525	1,534,438
Sage Therapeutics, Inc.(1)	20,808	761,573
Ultragenyx Pharmaceutical, Inc.(1)	20,797	912,572
Vital Therapies, Inc.(1)	59,050	1,472,116

		15,211,175
Building Materials – 1.0%
Simpson Manufacturing Co., Inc.	36,800	1,273,280

		1,273,280
Chemicals: Diversified – 0.9%
Cytec Industries, Inc.	24,470	1,129,780

		1,129,780
Chemicals: Specialty – 1.5%
Quaker Chemical Corp.	20,000	1,840,800

		1,840,800
Commercial Services: Rental & Leasing – 1.5%
H&E Equipment Services, Inc.	41,000	1,151,690
Neff Corp., Class A(1)	56,100	632,247

		1,783,937
Communications Technology – 1.3%
RingCentral, Inc., Class A(1)	105,800	1,578,536

		1,578,536
Computer Services, Software & Systems – 9.0%
Barracuda Networks, Inc.(1)	52,662	1,887,406
comScore, Inc.(1)	37,000	1,717,910
LogMeIn, Inc.(1)	62,900	3,103,486
Proofpoint, Inc.(1)	58,000	2,797,340
The Ultimate Software Group, Inc.(1)	10,278	1,508,965

		11,015,107
Consumer Lending – 1.8%
PRA Group, Inc.(1)	37,018	2,144,453

		2,144,453
Diversified Materials & Processing – 1.4%
Hexcel Corp.(1)	40,810	1,693,207

		1,693,207
Education Services – 1.2%
Capella Education Co.	18,900	1,454,544

		1,454,544

62	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP EQUITY FUND

December 31, 2014	Shares	Value
Electronic Entertainment – 1.5%
Take-Two Interactive Software, Inc.(1)	64,300	$1,802,329

		1,802,329
Entertainment – 1.3%
IMAX Corp.(1)	50,300	1,554,270

		1,554,270
Financial Data & Systems – 4.2%
Blackhawk Network Holdings, Inc., Class B(1)	12,900	486,201
Euronet Worldwide, Inc.(1)	47,445	2,604,730
Heartland Payment Systems, Inc.	25,100	1,354,145
WEX, Inc.(1)	7,565	748,330

		5,193,406
Foods – 2.1%
Freshpet, Inc.(1)	62,500	1,066,250
Pinnacle Foods, Inc.	41,600	1,468,480

		2,534,730
Health Care Facilities – 1.5%
AAC Holdings, Inc.(1)	23,500	726,620
Surgical Care Affiliates, Inc.(1)	31,600	1,063,340

		1,789,960
Health Care Services – 2.4%
Acadia Healthcare Co., Inc.(1)	24,900	1,524,129
ExamWorks Group, Inc.(1)	33,900	1,409,901

		2,934,030
Hotel/Motel – 1.3%
La Quinta Holdings, Inc.(1)	74,600	1,645,676

		1,645,676
Household Furnishings – 1.4%
Restoration Hardware Holdings, Inc.(1)	17,800	1,708,978

		1,708,978
Leisure Time – 1.3%
Marriott Vacations Worldwide Corp.	21,600	1,610,064

		1,610,064
Medical & Dental Instruments & Supplies – 4.3%
AtriCure, Inc.(1)	63,529	1,268,039
STERIS Corp.	25,000	1,621,250
West Pharmaceutical Services, Inc.	45,340	2,413,901

		5,303,190
Medical Equipment – 5.8%
DexCom, Inc.(1)	31,177	1,716,294
Fluidigm Corp.(1)	48,100	1,622,413

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	63

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

December 31, 2014	Shares	Value
Medical Equipment (continued)
NxStage Medical, Inc.(1)	139,400	$2,499,442
Zeltiq Aesthetics, Inc.(1)	44,100	1,230,831

		7,068,980
Office Supplies & Equipment – 1.4%
Knoll, Inc.	14,671	310,585
Steelcase, Inc., Class A	81,200	1,457,540

		1,768,125
Oil Well Equipment & Services – 1.5%
Newpark Resources, Inc.(1)	88,600	845,244
RigNet, Inc.(1)	23,479	963,343

		1,808,587
Oil: Crude Producers – 1.3%
Carrizo Oil & Gas, Inc.(1)	18,640	775,424
Diamondback Energy, Inc.(1)	13,300	795,074

		1,570,498
Pharmaceuticals – 2.0%
Ocular Therapeutix, Inc.(1)	43,600	1,025,472
Pacira Pharmaceuticals, Inc.(1)	16,430	1,456,684

		2,482,156
Production Technology Equipment – 1.1%
FEI Co.	14,895	1,345,763

		1,345,763
Restaurants – 2.9%
Popeyes Louisiana Kitchen, Inc.(1)	13,000	731,510
Red Robin Gourmet Burgers, Inc.(1)	17,300	1,331,667
Sonic Corp.	55,000	1,497,650

		3,560,827
Scientific Instruments: Electrical – 1.1%
Littelfuse, Inc.	13,500	1,305,045

		1,305,045
Securities Brokerage & Services – 0.5%
MarketAxess Holdings, Inc.	8,482	608,244

		608,244
Semiconductors & Components – 3.7%
Microsemi Corp.(1)	75,756	2,149,955
Spansion, Inc., Class A(1)	22,100	756,262
Tower Semiconductor Ltd.(1)	126,100	1,680,913

		4,587,130

64	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP EQUITY FUND

December 31, 2014	Shares	Value
Specialty Retail – 2.5%
Burlington Stores, Inc.(1)	34,200	$1,616,292
Lithia Motors, Inc., Class A	17,100	1,482,399

		3,098,691
Steel – 1.0%
Steel Dynamics, Inc.	59,500	1,174,530

		1,174,530
Textiles, Apparel & Shoes – 3.3%
Carter’s, Inc.	14,000	1,222,340
Deckers Outdoor Corp.(1)	14,100	1,283,664
G-III Apparel Group Ltd.(1)	15,000	1,515,150

		4,021,154
Truckers – 1.0%
Old Dominion Freight Line, Inc.(1)	15,423	1,197,442

		1,197,442
Utilities: Telecommunications – 1.0%
Cogent Communications Holdings, Inc.	33,300	1,178,487

		1,178,487
Total Common Stocks (Cost $92,330,686)		119,946,008

	Principal Amount	Value
Repurchase Agreements – 1.4%

Fixed Income Clearing Corp. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $1,716,000, due 1/2/2015(2)	$1,716,000	1,716,000
Total Repurchase Agreements (Cost $1,716,000)		1,716,000
Total Investments - 99.4% (Cost $94,046,686)		121,662,008
Other Assets, Net - 0.6%		768,115
Total Net Assets - 100.0%		$122,430,123

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.625%	12/31/2019	$1,752,806

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	65

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$119,946,008	$—	$—	$119,946,008

Repurchase Agreements	—	1,716,000	—	1,716,000

Total	$119,946,008	$1,716,000	$—	$121,662,008

66	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

www.rsinvestments.com	67

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of December 31, 2014	RS Small Cap Growth
Assets
Investments in unaffiliated issuers, at value	$1,132,395,633
Investments in affiliated issuers, at value	5,975,354

Investments in securities, at value	1,138,370,987
Cash	94,587
Receivable for investments sold	8,339,252
Receivable for fund shares subscribed	2,648,376
Dividends/interest receivable	330,810
Prepaid expenses	42,792

Total Assets	1,149,826,804

Liabilities
Payable for investments purchased	8,444,418
Payable for fund shares redeemed	2,125,394
Payable to adviser	870,210
Payable to distributor	23,190
Accrued trustees’ fees	15,632
Distributions payable	—
Accrued expenses/other liabilities	305,054

Total Liabilities	11,783,898

Total Net Assets	$1,138,042,906

Net Assets Consist of:
Paid-in capital	$862,705,564
Accumulated net realized gain/(loss) from investments	13,667,028
Net unrealized appreciation on investments	261,670,314

Total Net Assets	$1,138,042,906

Investments in Unaffiliated Issuers, at Cost	$869,050,524

Investments in Affiliated Issuers, at Cost	$7,650,149

Pricing of Shares
Net Assets:
Class A	$618,655,510
Class C	11,792,103
Class K	2,620,837
Class Y	504,974,456
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	9,440,818
Class C	196,045
Class K	42,080
Class Y	7,532,501
Net Asset Value Per Share:
Class A	$65.53
Class C	60.15
Class K	62.28
Class Y	67.04
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$68.80

68	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth	RS Mid Cap Growth	RS Growth	RS Technology	RS Small Cap Equity

$846,630,802	$191,839,974	$259,455,295	$197,515,875	$121,662,008
—	—	—	—	—

846,630,802	191,839,974	259,455,295	197,515,875	121,662,008
788	58	198	417	4,569
5,863,652	37,876	3,131,660	—	1,024,112
1,492,645	1,873,074	682,657	116,677	259,964
175,675	54,589	156,594	42,271	34,683
29,262	19,889	16,542	19,594	15,100

854,192,824	193,825,460	263,442,946	197,694,834	123,000,436

4,982,414	775,868	—	—	254,790
1,848,007	48,935	354,982	415,114	170,571
697,310	115,806	162,690	169,317	76,468
21,963	5,494	9,296	6,590	2,863
12,258	2,565	3,778	2,864	1,689
—	—	—	120	5,022
272,262	76,381	98,492	86,473	58,910

7,834,214	1,025,049	629,238	680,478	570,313

$846,358,610	$192,800,411	$262,813,708	$197,014,356	$122,430,123

$661,583,666	$220,715,930	$202,418,281	$153,587,681	$92,231,572
2,622,144	(52,307,082)	6,125,066	2,228,323	2,583,229
182,152,800	24,391,563	54,270,361	41,198,352	27,615,322

$846,358,610	$192,800,411	$262,813,708	$197,014,356	$122,430,123

$664,478,002	$167,448,411	$205,184,934	$156,317,523	$94,046,686

$—	$—	$—	$—	$—

$284,498,651	$104,406,833	$210,508,107	$134,534,257	$68,785,308
86,025,044	13,040,334	13,300,115	12,745,021	593,330
1,238,940	1,681,366	1,248,891	1,366,540	4,454,412
474,595,975	73,671,878	37,756,595	48,368,538	48,597,073

5,951,540	5,183,750	11,685,207	7,419,103	3,471,897
1,930,128	699,576	808,333	783,112	44,203
27,901	87,683	72,144	81,088	247,604
9,763,125	3,579,052	2,060,123	2,576,108	2,425,112

$47.80	$20.14	$18.01	$18.13	$19.81
44.57	18.64	16.45	16.27	13.42
44.40	19.18	17.31	16.85	17.99
48.61	20.58	18.33	18.78	20.04
4.75%	4.75%	4.75%	4.75%	4.75%
$50.18	$21.14	$18.91	$19.03	$20.80

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	69

FINANCIAL INFORMATION

Statements of Operations For the Year Ended December 31, 2014	RS Small Cap Growth
Investment Income
Dividends	$2,656,072
Interest	1,789
Withholding taxes on foreign dividends	—

Total Investment Income	2,657,861

Expenses
Investment advisory fees	9,470,815
Distribution fees	1,530,734
Transfer agent fees	1,337,890
Shareholder reports	210,411
Professional fees	128,679
Administrative service fees	92,214
Custodian fees	87,691
Registration fees	74,797
Trustees’ fees	59,003
Insurance expense	22,378
Other expenses	20,187

Total Expenses	13,034,799

Less: Fee waiver by adviser	(281,111)

Total Expenses, Net	12,753,688

Net Investment Loss	(10,095,827)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	66,597,490
Net change in unrealized appreciation/depreciation on investments	38,711,051
Net change in unrealized appreciation/depreciation on investments in affiliated issuers	(1,674,795)

Net Gain on Investments	103,633,746

Net Increase/(Decrease) in Net Assets Resulting from Operations	$93,537,919

70	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth	RS Mid Cap Growth	RS Growth	RS Technology	RS Small Cap Equity

$2,885,662	$807,358	$1,910,351	$617,215	$331,408
—	—	—	—	—
—	(1,103)	(2,434)	(3,998)	—

2,885,662	806,255	1,907,917	613,217	331,408

9,327,683	1,397,832	1,955,791	2,048,086	906,926
1,821,712	336,868	656,783	507,538	205,145
1,138,531	246,289	292,687	291,387	150,875
167,316	26,411	4,036	51,602	10,306
122,815	49,602	55,882	51,177	41,200
89,647	16,269	24,448	20,320	12,662
81,147	44,278	40,764	42,797	50,588
69,689	57,809	42,875	41,895	46,877
55,112	9,776	14,748	11,851	7,067
18,252	3,244	4,486	8,174	3,885
16,139	4,980	6,936	6,223	3,461

12,908,043	2,193,358	3,099,436	3,081,050	1,438,992

(544,473)	(138,103)	(176,950)	—	(3,611)

12,363,570	2,055,255	2,922,486	3,081,050	1,435,381

(9,477,908)	(1,249,000)	(1,014,569)	(2,467,833)	(1,103,973)

33,534,820	15,395,991	49,789,584	31,352,235	18,059,007
(24,602,137)	(1,900,809)	(24,253,392)	(20,322,583)	(6,157,516)

—	—	—	—	—

8,932,683	13,495,182	25,536,192	11,029,652	11,901,491

$(545,225)	$12,246,182	$24,521,623	$8,561,819	$10,797,518

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	71

FINANCIAL INFORMATION

Statements of Changes in Net Assets	RS Small Cap Growth

	For the Year Ended 12/31/14	For the Year Ended 12/31/13

Operations
Net investment loss	$(10,095,827)	$(7,286,234)
Net realized gain from investments	66,597,490	157,211,064
Net change in unrealized appreciation/depreciation on investments	37,036,256	120,211,968

Net Increase/(Decrease) in Net Assets Resulting from Operations	93,537,919	270,136,798

Distributions to Shareholders
Net investment income
Class A	(5,097,201)	(6,180,068)
Class C	(30,359)	(72,164)
Class K	(13,263)	(17,652)
Class Y	(5,440,666)	(4,310,468)
Net realized gain on investments
Class A	(31,557,487)	(35,295,329)
Class C	(643,491)	(477,868)
Class K	(140,729)	(131,082)
Class Y	(25,275,213)	(19,745,294)

Total Distributions	(68,198,409)	(66,229,925)

Capital Share Transactions
Proceeds from sales of shares	583,166,890	287,724,268
Reinvestment of distributions	65,035,260	63,778,678
Cost of shares redeemed	(328,830,002)	(249,016,004)
In-kind redemptions	—	(131,313,791)
Proceeds from shares issued upon reorganization[1]	—	—

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	319,372,148	(28,826,849)

Net Increase/(Decrease) in Net Assets	344,711,658	175,080,024

Net Assets
Beginning of year	793,331,248	618,251,224

End of year	$1,138,042,906	$793,331,248

Other Information:
Shares
Sold	9,081,025	4,691,808
Reinvested	991,933	1,039,621
Redeemed	(5,234,893)	(4,238,649)
In-kind redemptions	—	(2,321,262)
Issued upon reorganization[1]	—	—

Net Increase/(Decrease)	4,838,065	(828,482)

[1]	RS Capital Appreciation Fund was reorganized into RS Growth Fund on March 25, 2013.

72	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth		RS Mid Cap Growth		RS Growth

For the Year Ended 12/31/14	For the Year Ended 12/31/13	For the Year Ended 12/31/14	For the Year Ended 12/31/13	For the Year Ended 12/31/14	For the Year Ended 12/31/13

$(9,477,908)	$(7,123,534)	$(1,249,000)	$(616,112)	$(1,014,569)	$(933,705)
33,534,820	43,484,579	15,395,991	15,346,938	49,789,584	29,921,677

(24,602,137)	169,051,504	(1,900,809)	13,475,012	(24,253,392)	38,434,903

(545,225)	205,412,549	12,246,182	28,205,838	24,521,623	67,422,875

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

(13,292,361)	(6,229,982)	—	—	(32,858,095)	—
(4,295,836)	(1,320,265)	—	—	(2,276,503)	—
(61,784)	(16,089)	—	—	(197,606)	—
(21,679,951)	(6,495,856)	—	—	(5,790,401)	—

(39,329,932)	(14,062,192)	—	—	(41,122,605)	—

455,471,736	721,361,109	152,738,248	29,817,066	45,388,131	31,685,064
34,481,205	12,286,226	—	—	38,485,512	—
(593,319,049)	(237,845,175)	(75,911,710)	(20,427,435)	(50,491,092)	(49,227,529)
—	(8,570,989)	—	—	—	—
—	—	—	—	—	94,358,747

(103,366,108)	487,231,171	76,826,538	9,389,631	33,382,551	76,816,282

(143,241,265)	678,581,528	89,072,720	37,595,469	16,781,569	144,239,157

989,599,875	311,018,347	103,727,691	66,132,222	246,032,139	101,792,982

$846,358,610	$989,599,875	$192,800,411	$103,727,691	$262,813,708	$246,032,139

9,420,528	16,889,031	8,013,409	1,798,549	2,310,393	1,929,385
724,572	257,222	—	—	2,124,037	—
(12,421,863)	(5,511,383)	(3,976,458)	(1,348,438)	(2,559,041)	(3,166,855)
—	(205,244)	—	—	—	—
—	—	—	—	—	6,425,370

(2,276,763)	11,429,626	4,036,951	450,111	1,875,389	5,187,900

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	73

FINANCIAL INFORMATION

Statements of Changes in Net Assets (continued)	RS Technology

	For the Year Ended 12/31/14	For the Year Ended 12/31/13

Operations
Net investment loss	$(2,467,833)	$(2,113,387)
Net realized gain from investments	31,352,235	44,498,273
Net change in unrealized appreciation/depreciation on investments	(20,322,583)	25,734,231

Net Increase in Net Assets Resulting from Operations	8,561,819	68,119,117

Distributions to Shareholders
Net investment income
Class A	—	(228,161)
Class C	—	—
Class K	—	—
Class Y	—	(144,627)
Net realized gain on investments
Class A	(21,102,975)	(25,932,975)
Class C	(2,195,039)	(2,907,577)
Class K	(220,804)	(250,373)
Class Y	(7,584,583)	(6,420,710)

Total Distributions	(31,103,401)	(35,884,423)

Capital Share Transactions
Proceeds from sales of shares	57,028,556	73,683,893
Reinvestment of distributions	27,838,274	31,742,555
Cost of shares redeemed	(79,498,603)	(91,708,312)

Net Increase in Net Assets Resulting from Capital Share Transactions	5,368,227	13,718,136

Net Increase/(Decrease) in Net Assets	(17,173,355)	45,952,830

Net Assets
Beginning of year	214,187,711	168,234,881

End of year	$197,014,356	$214,187,711

Other Information:
Shares
Sold	2,837,485	3,537,170
Reinvested	1,543,987	1,639,773
Redeemed	(4,053,940)	(4,594,765)

Net Increase	327,532	582,178

74	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Small Cap Equity

For the Year Ended 12/31/14	For the Year Ended 12/31/13

$(1,103,973)	$(1,068,820)
18,059,007	26,462,954
(6,157,516)	19,157,521

10,797,518	44,551,655

—	—
—	—
—	—
—	—

(11,015,137)	(11,321,374)
(130,975)	(220,457)
(778,270)	(818,391)
(7,721,749)	(8,018,987)

(19,646,131)	(20,379,209)

19,182,766	23,313,823
19,454,010	20,067,386
(37,984,102)	(31,805,832)

652,674	11,575,377

(8,195,939)	35,747,823

130,626,062	94,878,239

$122,430,123	$130,626,062

899,419	1,079,276
992,916	981,468
(1,811,355)	(1,536,740)

80,980	524,004

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	75

FINANCIAL INFORMATION

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Loss[1]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Small Cap Growth Fund
Class A
Year Ended 12/31/14	$63.68	$(0.71)	$6.64	$5.93	$(0.57)	$(3.51)	$(4.08)
Year Ended 12/31/13	46.71	(0.64)	23.37	22.73	(0.86)	(4.90)	(5.76)
Year Ended 12/31/12	40.70	(0.43)	6.44	6.01	—	—	—
Year Ended 12/31/11	41.67	(0.48)	(0.53)	(1.01)	—	—	—
Year Ended 12/31/10	32.63	(0.35)	9.39	9.04	—	—	—

Class C
Year Ended 12/31/14	$58.84	$(1.09)	$6.08	$4.99	$(0.17)	$(3.51)	$(3.68)
Year Ended 12/31/13	43.78	(1.09)	21.79	20.70	(0.74)	(4.90)	(5.64)
Year Ended 12/31/12	38.38	(0.66)	6.06	5.40	—	—	—
Year Ended 12/31/11	39.97	(1.12)	(0.51)	(1.63)	—	—	—
Year Ended 12/31/10	31.66	(0.73)	9.04	8.31	—	—	—

Class K
Year Ended 12/31/14	$60.77	$(0.94)	$6.29	$5.35	$(0.33)	$(3.51)	$(3.84)
Year Ended 12/31/13	44.85	(0.90)	22.38	21.48	(0.66)	(4.90)	(5.56)
Year Ended 12/31/12	39.29	(0.64)	6.20	5.56	—	—	—
Year Ended 12/31/11	40.47	(0.71)	(0.51)	(1.22)	—	—	—
Year Ended 12/31/10	31.86	(0.53)	9.14	8.61	—	—	—

Class Y
Year Ended 12/31/14	$65.06	$(0.54)	$6.79	$6.25	$(0.76)	$(3.51)	$(4.27)
Year Ended 12/31/13	47.65	(0.52)	23.90	23.38	(1.07)	(4.90)	(5.97)
Year Ended 12/31/12	41.38	(0.24)	6.51	6.27	—	—	—
Year Ended 12/31/11	42.24	(0.35)	(0.55)	(0.90)	—	—	—
Year Ended 12/31/10	32.93	(0.22)	9.53	9.31	—	—	—

See notes to Financial Highlights on page 87.

76	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[3]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$65.53	9.36%	$618,656	1.38%	1.42%	(1.12)%	(1.16)%	104%
—	63.68	49.22%	499,282	1.35%	1.41%	(1.12)%	(1.18)%	115%[5]
—	46.71	14.77%	523,193	1.35%	1.48%	(0.94)%	(1.07)%	106%
0.04	40.70	(2.33)%[4]	452,050	1.35%	1.45%	(1.11)%	(1.21)%	105%
—	41.67	27.70%	497,638	1.35%	1.47%	(1.00)%	(1.12)%	120%

$—	$60.15	8.52%	$11,792	2.15%	2.29%	(1.88)%	(2.02)%	104%
—	58.84	47.86%	6,608	2.27%	2.32%	(1.98)%	(2.03)%	115%[5]
—	43.78	14.07%	1,881	1.97%	2.10%	(1.56)%	(1.69)%	106%
0.04	38.38	(3.98)%[4]	1,328	2.97%	3.07%	(2.73)%	(2.83)%	105%
—	39.97	26.25%	937	2.51%	2.63%	(2.14)%	(2.26)%	120%

$—	$62.28	8.86%	$2,621	1.84%	1.88%	(1.58)%	(1.62)%	104%
—	60.77	48.45%	1,782	1.87%	1.92%	(1.62)%	(1.67)%	115%[5]
—	44.85	14.15%	1,056	1.88%	2.01%	(1.46)%	(1.59)%	106%
0.04	39.29	(2.92)%[4]	969	1.94%	2.04%	(1.70)%	(1.80)%	105%
—	40.47	27.02%	931	1.89%	2.01%	(1.54)%	(1.66)%	120%

$—	$67.04	9.65%	$504,974	1.11%	1.13%	(0.84)%	(0.86)%	104%
—	65.06	49.63%	285,659	1.11%	1.17%	(0.85)%	(0.91)%	115%[5]
—	47.65	15.15%	92,121	1.01%	1.14%	(0.52)%	(0.65)%	106%
0.04	41.38	(2.04)%[4]	51,200	1.05%	1.15%	(0.81)%	(0.91)%	105%
—	42.24	28.27%	38,644	0.98%	1.10%	(0.60)%	(0.72)%	120%

See notes to Financial Highlights on page 87.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	77

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period		Net Investment Loss[1]	Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Select Growth Fund

Class A
Year Ended 12/31/14	$49.57		$(0.52)	$1.08	$0.56	$—	$(2.33)	$(2.33)
Year Ended 12/31/13	36.52		(0.50)	14.27	13.77	—	(0.72)	(0.72)
Year Ended 12/31/12	30.79		(0.25)	5.98	5.73	—	—	—
Year Ended 12/31/11	29.24		(0.33)	1.84	1.51	—	—	—
Year Ended 12/31/10	22.23		(0.24)	7.25	7.01	—	—	—

Class C
Year Ended 12/31/14	$46.73		$(0.83)	$1.00	$0.17	$—	$(2.33)	$(2.33)
Year Ended 12/31/13	34.74		(0.82)	13.53	12.71	—	(0.72)	(0.72)
Year Ended 12/31/12	29.51		(0.47)	5.70	5.23	—	—	—
Year Ended 12/31/11	28.32		(0.58)	1.73	1.15	—	—	—
Year Ended 12/31/10	21.77		(0.43)	6.98	6.55	—	—	—

Class K
Year Ended 12/31/14	$46.38		$(0.71)	$1.06	$0.35	$—	$(2.33)	$(2.33)
Year Ended 12/31/13	34.43		(0.71)	13.38	12.67	—	(0.72)	(0.72)
Year Ended 12/31/12	29.30		(0.57)	5.70	5.13	—	—	—
Year Ended 12/31/11	28.02		(0.51)	1.75	1.24	—	—	—
Year Ended 12/31/10	21.47		(0.40)	6.95	6.55	—	—	—

Class Y
Year Ended 12/31/14	$50.24		$(0.39)	$1.09	$0.70	$—	$(2.33)	$(2.33)
Year Ended 12/31/13	36.90		(0.39)	14.45	14.06	—	(0.72)	(0.72)
Year Ended 12/31/12	31.02		(0.13)	6.01	5.88	—	—	—
Year Ended 12/31/11	29.37		(0.22)	1.83	1.61	—	—	—
Year Ended 12/31/10	22.24	[8]	(0.14)	7.27	7.13	—	—	—

See notes to Financial Highlights on page 87.

78	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[3]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$47.80	1.16%	$284,499	1.38%	1.43%	(1.08)%	(1.13)%	96%
—	49.57	37.79%	438,084	1.35%	1.45%	(1.14)%	(1.24)%	105%[5]
—	36.52	18.61%	192,954	1.35%	1.55%	(0.72)%	(0.92)%	112%
0.04	30.79	5.30%[4]	90,223	1.35%	1.61%	(1.07)%	(1.33)%	104%
—	29.24	31.53%	70,100	1.35%	1.66%	(0.98)%	(1.29)%	137%

$—	$44.57	0.39%	$86,025	2.16%	2.25%	(1.85)%	(1.94)%	96%
—	46.73	36.67%	88,208	2.16%	2.26%	(1.94)%	(2.04)%	105%[5]
—	34.74	17.72%	21,322	2.15%	2.35%	(1.43)%	(1.63)%	112%
0.04	29.51	4.20%[4]	2,253	2.26%	2.52%	(1.94)%	(2.20)%	104%
—	28.32	30.09%	223	2.23%	2.54%	(1.80)%	(2.11)%	137%

$—	$44.40	0.78%	$1,239	1.89%	1.97%	(1.57)%	(1.65)%	96%
—	46.38	36.89%	1,052	1.92%	2.02%	(1.71)%	(1.81)%	105%[5]
—	34.43	17.51%	302	2.31%	2.51%	(1.75)%	(1.95)%	112%
0.04	29.30	4.57%[4]	170	1.99%	2.25%	(1.72)%	(1.98)%	104%
—	28.02	30.51%	128	2.11%	2.42%	(1.73)%	(2.04)%	137%

$—	$48.61	1.42%	$474,596	1.12%	1.18%	(0.81)%	(0.87)%	96%
—	50.24	38.19%	462,256	1.09%	1.19%	(0.87)%	(0.97)%	105%[5]
—	36.90	18.96%	96,440	1.07%	1.27%	(0.37)%	(0.57)%	112%
0.04	31.02	5.62%[4]	17,504	1.04%	1.30%	(0.72)%	(0.98)%	104%
—	29.37	32.06%	3,192	0.97%	1.28%	(0.58)%	(0.89)%	137%

See notes to Financial Highlights on page 87.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	79

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Loss[1]	Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Mid Cap Growth Fund
Class A
Year Ended 12/31/14	$18.83	$(0.15)	$1.46	$1.31	$—	$—	$—
Year Ended 12/31/13	13.07	(0.12)	5.88	5.76	—	—	—
Year Ended 12/31/12	11.38	(0.08)	1.77	1.69	—	—	—
Year Ended 12/31/11	11.26	(0.09)	0.21	0.12	—	—	—
Year Ended 12/31/10	9.00	(0.06)	2.32	2.26	—	—	—

Class C
Year Ended 12/31/14	$17.56	$(0.28)	$1.36	$1.08	$—	$—	$—
Year Ended 12/31/13	12.30	(0.24)	5.50	5.26	—	—	—
Year Ended 12/31/12	10.81	(0.18)	1.67	1.49	—	—	—
Year Ended 12/31/11	10.79	(0.19)	0.21	0.02	—	—	—
Year Ended 12/31/10	8.73	(0.16)	2.22	2.06	—	—	—

Class K
Year Ended 12/31/14	$18.01	$(0.24)	$1.41	$1.17	$—	$—	$—
Year Ended 12/31/13	12.56	(0.19)	5.64	5.45	—	—	—
Year Ended 12/31/12	11.00	(0.15)	1.71	1.56	—	—	—
Year Ended 12/31/11	10.94	(0.15)	0.21	0.06	—	—	—
Year Ended 12/31/10	8.80	(0.11)	2.25	2.14	—	—	—

Class Y
Year Ended 12/31/14	$19.19	$(0.10)	$1.49	$1.39	$—	$—	$—
Year Ended 12/31/13	13.29	(0.09)	5.99	5.90	—	—	—
Year Ended 12/31/12	11.54	(0.02)	1.77	1.75	—	—	—
Year Ended 12/31/11	11.39	(0.07)	0.22	0.15	—	—	—
Year Ended 12/31/10	9.08	(0.03)	2.34	2.31	—	—	—

See notes to Financial Highlights on page 87.

80	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[3]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$20.14	6.96%	$104,407	1.29%	1.38%	(0.81)%	(0.90)%	154%
18.83	44.07%	78,612	1.28%	1.45%	(0.78)%	(0.95)%	119%
13.07	14.85%	55,023	1.34%	1.51%	(0.60)%	(0.77)%	110%
11.38	1.07%	50,540	1.48%	1.48%	(0.81)%	(0.81)%	85%
11.26	25.11%	56,677	1.49%	1.51%	(0.66)%	(0.68)%	125%

$18.64	6.15%	$13,040	2.10%	2.22%	(1.61)%	(1.73)%	154%
17.56	42.76%	4,851	2.14%	2.31%	(1.63)%	(1.80)%	119%
12.30	13.78%	2,071	2.30%	2.47%	(1.52)%	(1.69)%	110%
10.81	0.19%	1,178	2.41%	2.41%	(1.73)%	(1.73)%	85%
10.79	23.60%	786	2.71%	2.73%	(1.79)%	(1.81)%	125%

$19.18	6.50%	$1,681	1.79%	1.85%	(1.31)%	(1.37)%	154%
18.01	43.39%	1,451	1.77%	1.94%	(1.27)%	(1.44)%	119%
12.56	14.18%	797	1.92%	2.09%	(1.18)%	(1.35)%	110%
11.00	0.55%	804	2.00%	2.00%	(1.31)%	(1.31)%	85%
10.94	24.32%	854	2.08%	2.10%	(1.19)%	(1.21)%	125%

$20.58	7.24%	$73,672	1.04%	1.11%	(0.53)%	(0.60)%	154%
19.19	44.39%	18,814	1.05%	1.23%	(0.55)%	(0.73)%	119%
13.29	15.16%	8,241	1.07%	1.24%	(0.13)%	(0.30)%	110%
11.54	1.32%	2,685	1.24%	1.24%	(0.55)%	(0.55)%	85%
11.39	25.44%	2,508	1.16%	1.18%	(0.27)%	(0.29)%	125%

See notes to Financial Highlights on page 87.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	81

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Growth Fund
Class A
Year Ended 12/31/14	$19.33	$(0.07)	$2.02	$1.95	$—	$(3.27)	$(3.27)
Year Ended 12/31/13	13.46	(0.07)	5.94	5.87	—	—	—
Year Ended 12/31/12	11.77	— [6]	1.69	1.69	—	—	—
Year Ended 12/31/11	11.85	(0.05)	(0.04)	(0.09)	—	—	—
Year Ended 12/31/10	10.47	(0.04)	1.42	1.38	—	—	—

Class C
Year Ended 12/31/14	$18.06	$(0.15)	$1.81	$1.66	$—	$(3.27)	$(3.27)
Year Ended 12/31/13	12.70	0.20	5.16	5.36	—	—	—
Year Ended 12/31/12	11.20	(0.02)	1.52	1.50	—	—	—
Year Ended 12/31/11	11.44	(0.15)	(0.10)	(0.25)	—	—	—
Year Ended 12/31/10	10.23	(0.13)	1.34	1.21	—	—	—

Class K
Year Ended 12/31/14	$18.80	$(0.17)	$1.95	$1.78	$—	$(3.27)	$(3.27)
Year Ended 12/31/13	13.18	(0.10)	5.72	5.62	—	—	—
Year Ended 12/31/12	11.59	(0.16)	1.75	1.59	—	—	—
Year Ended 12/31/11	11.73	(0.21)	0.06	(0.15)	—	—	—
Year Ended 12/31/10	10.43	(0.06)	1.36	1.30	—	—	—

Class Y
Year Ended 12/31/14	$19.56	$(0.04)	$2.08	$2.04	$—	$(3.27)	$(3.27)
Year Ended 12/31/13	13.60	(0.09)	6.05	5.96	—	—	—
Year Ended 12/31/12	11.85	(0.05)	1.80	1.75	—	—	—
Year Ended 12/31/11	11.91	(0.02)	(0.05)	(0.07)	—	—	—
Year Ended 12/31/10	10.49	(0.02)	1.44	1.42	—	—	—

See notes to Financial Highlights on page 87.

82	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$18.01	9.98%	$210,508	1.14%	1.21%	(0.39)%	(0.46)%	136%
—	19.33	43.61%	208,309	1.26%	1.26%	(0.49)%	(0.49)%	101%
—	13.46	14.36%	95,563	1.37%	1.37%	(0.01)%	(0.01)%	93%
0.01	11.77	(0.68)%[4]	92,825	1.34%	1.34%	(0.38)%	(0.38)%	86%
—	11.85	13.18%	104,758	1.35%	1.35%	(0.35)%	(0.35)%	109%

$—	$16.45	9.07%	$13,300	1.97%	2.06%	(1.21)%	(1.30)%	136%
—	18.06	42.20%	10,415	2.15%	2.16%	(1.39)%	(1.40)%	101%
—	12.70	13.39%	756	2.32%	2.32%	(0.92)%	(0.92)%	93%
0.01	11.20	(2.10)%[4]	529	2.81%	2.81%	(1.81)%	(1.81)%	86%
—	11.44	11.83%	475	2.51%	2.51%	(1.51)%	(1.51)%	109%

$—	$17.31	9.36%	$1,249	1.71%	1.81%	(0.97)%	(1.07)%	136%
—	18.80	42.64%	1,340	1.74%	1.84%	(1.11)%	(1.21)%	101%
—	13.18	13.72%	674	1.94%	1.94%	(0.63)%	(0.63)%	93%
0.01	11.59	(1.19)%[4]	741	1.86%	1.86%	(0.91)%	(0.91)%	86%
—	11.73	12.46%	1,087	1.91%	1.91%	(0.92)%	(0.92)%	109%

$—	$18.33	10.33%	$37,757	0.86%	0.91%	(0.10)%	(0.15)%	136%
—	19.56	43.82%	25,968	0.98%	0.98%	(0.24)%	(0.24)%	101%
—	13.60	14.77%	4,800	1.13%	1.13%	0.49%	0.49%	93%
0.01	11.85	(0.50)%[4]	1,508	1.11%	1.11%	(0.13)%	(0.13)%	86%
—	11.91	13.54%	1,431	1.03%	1.03%	(0.04)%	(0.04)%	109%

See notes to Financial Highlights on page 87.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	83

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Loss[1]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Technology Fund
Class A
Year Ended 12/31/14	$20.38	$(0.24)	$1.30	$1.06	$—	$(3.31)	$(3.31)
Year Ended 12/31/13	16.95	(0.23)	7.76	7.53	(0.04)	(4.06)	(4.10)
Year Ended 12/31/12	16.54	(0.20)	1.56	1.36	—	(0.95)	(0.95)
Year Ended 12/31/11	19.60	(0.24)	(2.10)	(2.34)	—	(0.72)	(0.72)
Year Ended 12/31/10	14.89	(0.20)	5.58	5.38	—	(0.67)	(0.67)

Class C
Year Ended 12/31/14	$18.77	$(0.37)	$1.18	$0.81	$—	$(3.31)	$(3.31)
Year Ended 12/31/13	15.96	(0.37)	7.24	6.87	—	(4.06)	(4.06)
Year Ended 12/31/12	15.74	(0.33)	1.50	1.17	—	(0.95)	(0.95)
Year Ended 12/31/11	18.83	(0.36)	(2.01)	(2.37)	—	(0.72)	(0.72)
Year Ended 12/31/10	14.45	(0.33)	5.38	5.05	—	(0.67)	(0.67)

Class K
Year Ended 12/31/14	$19.26	$(0.32)	$1.22	$0.90	$—	$(3.31)	$(3.31)
Year Ended 12/31/13	16.24	(0.32)	7.40	7.08	—	(4.06)	(4.06)
Year Ended 12/31/12	15.96	(0.28)	1.51	1.23	—	(0.95)	(0.95)
Year Ended 12/31/11	19.06	(0.35)	(2.03)	(2.38)	—	(0.72)	(0.72)
Year Ended 12/31/10	14.59	(0.31)	5.45	5.14	—	(0.67)	(0.67)

Class Y
Year Ended 12/31/14	$20.93	$(0.19)	$1.35	$1.16	$—	$(3.31)	$(3.31)
Year Ended 12/31/13	17.32	(0.18)	7.94	7.76	(0.09)	(4.06)	(4.15)
Year Ended 12/31/12	16.82	(0.15)	1.60	1.45	—	(0.95)	(0.95)
Year Ended 12/31/11	19.86	(0.18)	(2.14)	(2.32)	—	(0.72)	(0.72)
Year Ended 12/31/10	15.04	(0.14)	5.63	5.49	—	(0.67)	(0.67)

See notes to Financial Highlights on page 87.

84	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[3]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$18.13	5.26%	$134,534	1.51%	1.51%	(1.21)%	(1.21)%	146%
20.38	45.59%	156,011	1.49%	1.49%	(1.15)%	(1.15)%	141%
16.95	8.30%	123,343	1.59%	1.59%	(1.11)%	(1.11)%	84%
16.54	(11.91)%	156,795	1.53%	1.53%	(1.21)%	(1.21)%	121%
19.60	36.15%	278,856	1.52%	1.52%	(1.21)%	(1.21)%	117%

$16.27	4.38%	$12,745	2.36%	2.36%	(2.06)%	(2.06)%	146%
18.77	44.30%	16,402	2.34%	2.34%	(2.00)%	(2.00)%	141%
15.96	7.51%	15,660	2.36%	2.36%	(1.88)%	(1.88)%	84%
15.74	(12.56)%	15,977	2.32%	2.32%	(1.99)%	(1.99)%	121%
18.83	34.97%	6,210	2.38%	2.38%	(2.02)%	(2.02)%	117%

$16.85	4.74%	$1,367	2.03%	2.03%	(1.73)%	(1.73)%	146%
19.26	44.82%	1,438	2.02%	2.02%	(1.68)%	(1.68)%	141%
16.24	7.79%	1,077	2.08%	2.08%	(1.60)%	(1.60)%	84%
15.96	(12.46)%	998	2.16%	2.16%	(1.84)%	(1.84)%	121%
19.06	35.25%	1,016	2.18%	2.18%	(1.89)%	(1.89)%	117%

$18.78	5.61%	$48,368	1.22%	1.22%	(0.91)%	(0.91)%	146%
20.93	46.00%	40,337	1.22%	1.22%	(0.88)%	(0.88)%	141%
17.32	8.70%	28,154	1.27%	1.27%	(0.79)%	(0.79)%	84%
16.82	(11.66)%	29,709	1.24%	1.24%	(0.91)%	(0.91)%	121%
19.86	36.52%	16,674	1.19%	1.19%	(0.81)%	(0.81)%	117%

See notes to Financial Highlights on page 87.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	85

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Loss[1]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Small Cap Equity Fund
Class A
Year Ended 12/31/14	$21.46	$(0.21)	$2.32	$2.11	$—	$(3.76)	$(3.76)
Year Ended 12/31/13	17.12	(0.22)	8.51	8.29	—	(3.95)	(3.95)
Year Ended 12/31/12	15.54	(0.16)	2.44	2.28	—	(0.70)	(0.70)
Year Ended 12/31/11	15.92	(0.17)	(0.23)	(0.40)	—	—	—
Year Ended 12/31/10	12.44	(0.12)	3.60	3.48	—	—	—

Class C
Year Ended 12/31/14	$15.79	$(0.29)	$1.68	$1.39	$—	$(3.76)	$(3.76)
Year Ended 12/31/13	13.43	(0.30)	6.61	6.31	—	(3.95)	(3.95)
Year Ended 12/31/12	12.43	(0.25)	1.95	1.70	—	(0.70)	(0.70)
Year Ended 12/31/11	12.86	(0.26)	(0.19)	(0.45)	—	—	—
Year Ended 12/31/10	10.14	(0.20)	2.92	2.72	—	—	—

Class K
Year Ended 12/31/14	$19.88	$(0.27)	$2.14	$1.87	$—	$(3.76)	$(3.76)
Year Ended 12/31/13	16.12	(0.27)	7.98	7.71	—	(3.95)	(3.95)
Year Ended 12/31/12	14.70	(0.20)	2.32	2.12	—	(0.70)	(0.70)
Year Ended 12/31/11	15.12	(0.21)	(0.23)	(0.44)	—	—	—
Year Ended 12/31/10	11.85	(0.16)	3.43	3.27	—	—	—

Class Y
Year Ended 12/31/14	$21.60	$(0.16)	$2.36	$2.20	$—	$(3.76)	$(3.76)
Year Ended 12/31/13	17.17	(0.16)	8.54	8.38	—	(3.95)	(3.95)
Year Ended 12/31/12	15.54	(0.12)	2.45	2.33	—	(0.70)	(0.70)
Year Ended 12/31/11	15.88	(0.11)	(0.25)	(0.36)	—	—	—
Year Ended 12/31/10	12.40	(0.12)	3.60	3.48	—	—	—

See notes to Financial Highlights on page 87.

86	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[3]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$19.81	10.00%	$68,785	1.27%	1.27%	(0.99)%	(0.99)%	93%
—	21.46	49.48%	72,843	1.29%	1.29%	(1.03)%	(1.03)%	107%
—	17.12	14.78%	54,669	1.35%	1.35%	(0.93)%	(0.93)%	98%
0.02	15.54	(2.39)%[4]	55,180	1.26%	1.26%	(1.05)%	(1.05)%	100%
—	15.92	27.97%	95,631	1.27%	1.36%	(0.92)%	(1.01)%	121%

$—	$13.42	9.02%	$593	2.15%	2.37%	(1.90)%	(2.12)%	93%
—	15.79	48.32%	1,091	2.08%	2.08%	(1.85)%	(1.85)%	107%
—	13.43	13.81%	1,904	2.22%	2.24%	(1.78)%	(1.80)%	98%
0.02	12.43	(3.34)%[4]	1,523	2.19%	2.19%	(1.97)%	(1.97)%	100%
—	12.86	26.82%	1,804	2.19%	2.19%	(1.84)%	(1.84)%	121%

$—	$17.99	9.58%	$4,455	1.67%	1.71%	(1.39)%	(1.43)%	93%
—	19.88	48.95%	4,898	1.60%	1.69%	(1.35)%	(1.44)%	107%
—	16.12	14.53%	4,714	1.60%	1.77%	(1.23)%	(1.40)%	98%
0.02	14.70	(2.78)%[4]	9,717	1.60%	1.78%	(1.38)%	(1.56)%	100%
—	15.12	27.59%	11,020	1.60%	1.76%	(1.25)%	(1.41)%	121%

$—	$20.04	10.35%	$48,597	1.01%	1.01%	(0.74)%	(0.74)%	93%
—	21.60	49.84%	51,794	1.00%	1.00%	(0.74)%	(0.74)%	107%
—	17.17	15.10%	33,591	1.08%	1.08%	(0.67)%	(0.67)%	98%
0.02	15.54	(2.14)%[4]	32,690	0.96%	0.96%	(0.68)%	(0.68)%	100%
—	15.88	28.06%	504	1.29%	1.29%	(0.91)%	(0.91)%	121%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Calculated based on the average shares outstanding during the period.

[2]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[4]

Without the effect of the income from the regulatory settlements, the total returns would have been for RS Small Cap Growth Fund (2.44)%, (4.07)%, (3.02)%, and (2.18)% for Class A, Class C, Class K and Class Y, respectively; for RS Select Growth Fund 5.21%, 4.14%, 4.49% and 5.55% for Class A, Class C, Class K and Class Y, respectively; for RS Growth Fund (0.78)%, (2.18)%, (1.27)% and (0.57)% for Class A, Class C, Class K and Class Y, respectively; for RS Small Cap Equity Fund (2.51)%, (3.46)%, (2.87)% and (2.26)% for Class A, Class C, Class K and Class Y, respectively.

[5]	Excludes portfolio securities delivered as a result of processing in-kind redemptions.

[6]	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	87

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2014

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to six series offered by the Trust: RS Small Cap Growth Fund, RS Select Growth Fund, RS Mid Cap Growth Fund, RS Growth Fund, RS Technology Fund and RS Small Cap Equity Fund (each a “Fund,” collectively the “Funds”). All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.
The Funds offer Class A, C, K and Y shares. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge.

Note 1 Significant Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Short-term investments with initial maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

88	www.rsinvestments.com

NOTES TO FINANCIAL STATEMENTS

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2014, the Funds had no securities classified as Level 3.

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2014, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

www.rsinvestments.com	89

NOTES TO FINANCIAL STATEMENTS

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Funds’ Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange-traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2014, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of

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Operations. For the year ended December 31, 2014, the Funds did not incur any such interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2011 and by state authorities for tax years before 2010.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses, and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets attributable to each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance

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Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Small Cap Growth Fund	0.95%
RS Select Growth Fund	1.00%
RS Mid Cap Growth Fund	0.85%
RS Growth Fund	0.75%	*
RS Technology Fund	1.00%
RS Small Cap Equity Fund	0.75%
*	The investment advisory fee in effect from January 1, 2014, through April 30, 2014, was 0.80%.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect from May 1, 2014, through April 30, 2015, to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses [e.g., brokerage commissions], and extraordinary expenses) to the following rates:

Fund	Expense Limitation
	Class A	Class C	Class K	Class Y
RS Small Cap Growth Fund	1.40%	2.16%	1.86%	1.13%
RS Select Growth Fund	1.40%	2.18%	1.91%	1.14%
RS Mid Cap Growth Fund	1.30%	2.11%	1.80%	1.05%
RS Growth Fund	1.10%	1.93%	1.71%	0.83%
RS Small Cap Equity Fund	1.35%	2.10%	1.75%	1.10%

The expense limitation in effect for RS Small Cap Growth Fund and RS Select Growth Fund from January 1, 2014, through April 30, 2014, was 1.35% for Class A shares, and the fee waiver for each of the other classes of the Fund was equal to the level of fee waiver for Class A shares.

The expense limitation in effect for RS Mid Cap Growth Fund from January 1, 2014, through April 30, 2014, was 1.28% for Class A shares, and the fee waiver for each of the other classes of the Fund was equal to the level of fee waiver for Class A shares.

The expense limitations in effect for RS Growth Fund and RS Small Cap Equity Fund from January 1, 2014, through April 30, 2014, were at the following rates:

Fund	Expense Limitation
	Class A	Class C	Class K	Class Y
RS Growth Fund	1.25%	2.13%	1.72%	0.99%
RS Small Cap Equity Fund	1.35%	2.22%	1.60%	N/A

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RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees RS Funds Distributor LLC (“RSFD”), a wholly owned subsidiary of RS Investments, serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with RSFD for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, RSFD is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. Prior to June 1, 2014, GIS served as the principal underwriter for shares of the Funds. For the year ended December 31, 2014, RSFD and GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees Received by RSFD	Distribution Fees Received by GIS
RS Small Cap Growth Fund	Class A	0.25%	$852,593	$568,733
	Class C	1.00%	60,060	34,538
	Class K	0.65%	9,249	5,561
	Class Y	0.00%	—	—
RS Select Growth Fund	Class A	0.25%	463,054	443,606
	Class C	1.00%	520,082	386,511
	Class K	0.65%	5,118	3,341
	Class Y	0.00%	—	—
RS Mid Cap Growth Fund	Class A	0.25%	149,580	97,271
	Class C	1.00%	53,989	25,893
	Class K	0.65%	5,907	4,228
	Class Y	0.00%	—	—
RS Growth Fund	Class A	0.25%	306,711	214,911
	Class C	1.00%	77,999	48,575
	Class K	0.65%	5,014	3,573
	Class Y	0.00%	—	—
RS Technology Fund	Class A	0.25%	197,690	157,726
	Class C	1.00%	77,965	65,221
	Class K	0.65%	5,030	3,906
	Class Y	0.00%	—	—
RS Small Cap Equity Fund	Class A	0.25%	95,337	72,395
	Class C	1.00%	4,302	4,425
	Class K	0.65%	15,992	12,694
	Class Y	0.00%	—	—

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NOTES TO FINANCIAL STATEMENTS

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts, which expenses are allocable to RSFD. RS Investments compensates RSFD for its services in connection with the promotion of Fund shares and reimburses RSFD for its expenses, including payments made by RSFD to third parties in respect of the promotion of Fund shares in excess of amounts received by RSFD under the distribution plan. In addition to payments under the distribution plan, the Funds reimburse RSFD for payments RSFD makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations as “Transfer agent fees.”

Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2014, PAS informed the Trust it received $1,857,956 directly or indirectly from RSFD and GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the year ended December 31, 2014, aggregate front-end sales charges for the sale of Class A shares paid to RSFD and GIS were as follows:

Fund	Sales Charges Received by RSFD	Sales Charges Received by GIS
RS Small Cap Growth Fund	$7,675	$9,567
RS Select Growth Fund	14,647	24,478
RS Mid Cap Growth Fund	8,061	5,752
RS Growth Fund	6,686	6,535
RS Technology Fund	4,804	8,025
RS Small Cap Equity Fund	1,334	718

RSFD and GIS are entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. Prior to June 1, 2014, GIS was entitled to retain any CDSL. For the year ended December 31, 2014, RSFD and GIS received CDSL charges as follows:

Fund	CDSL Received by RSFD	CDSL Received by GIS
RS Small Cap Growth Fund	$20,420	$3,080
RS Select Growth Fund	29,601	14,124
RS Mid Cap Growth Fund	3,821	917
RS Growth Fund	1,091	1,606
RS Technology Fund	2,814	622
RS Small Cap Equity Fund	—	—

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d. Affiliated Issuers If a Fund owns 5% or more of the outstanding voting shares of an issuer, the Fund’s investment represents an investment in an affiliated person as defined by the 1940 Act. A summary of the Funds with transactions in the securities of affiliated issuers for the year ended December 31, 2014, is listed below:

Fund	Issuer	Number of Shares Held at Beginning of Period		Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Income	Value at End of Period
RS Small Cap Growth Fund	Neff Corp., Class A	—	*	530,200	—	530,200	$—	$5,975,354
*	Issuer was not an affiliated issuer at beginning of period.

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2014, and December 31, 2013, was as follows:

	Ordinary Income		Long-Term Capital Gains
Fund	2014	2013	2014	2013
RS Small Cap Growth Fund	$7,953,504	$11,095,755	$60,244,905	$55,134,170
RS Select Growth Fund	9,089,513	1,436,346	30,240,418	12,625,847
RS Growth Fund	4,728,254	—	36,394,351	—
RS Technology Fund	5,805,862	14,455,969	25,297,539	21,428,454
RS Small Cap Equity Fund	1,425,870	4,007,968	18,220,261	16,371,241

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

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NOTES TO FINANCIAL STATEMENTS

As of December 31, 2014, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
RS Small Cap Growth Fund	$(18,187,006)	$20,677,316	$(2,490,310)
RS Select Growth Fund	(9,525,544)	9,477,908	47,636
RS Mid Cap Growth Fund	(1,257,954)	1,249,000	8,954
RS Growth Fund	—	1,014,569	(1,014,569)
RS Technology Fund	—	2,467,833	(2,467,833)
RS Small Cap Equity Fund	(1,119,493)	1,103,973	15,520

The tax basis of distributable earnings as of December 31, 2014, was as follows:

Fund	Undistributed Long-Term Capital Gains
RS Small Cap Growth Fund	$18,874,715
RS Select Growth Fund	6,361,101
RS Growth Fund	6,913,575
RS Technology Fund	2,581,461
RS Small Cap Equity Fund	3,144,724

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2014, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Mid Cap Growth Fund	$17,447,548
RS Growth Fund	807,953

See the chart below for capital loss carryovers available to the Funds at December 31, 2014.

	Expiring
Fund	2016	2017	Total
RS Mid Cap Growth Fund	$3,124,047	$46,802,596	$49,926,643

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In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2014, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Select Growth Fund	$1,757,023
RS Mid Cap Growth Fund	1,813,933
RS Growth Fund	126,943
RS Technology Fund	9,197

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2014, for each Fund is listed in the chart below. The net unrealized appreciation on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Small Cap Growth Fund	$881,908,356	$256,462,631	$280,933,306	$(24,470,675)
RS Select Growth Fund	666,459,937	180,170,865	186,134,590	(5,963,725)
RS Mid Cap Growth Fund	168,014,917	23,825,057	25,611,743	(1,786,686)
RS Growth Fund	205,846,499	53,608,796	53,983,841	(375,045)
RS Technology Fund	156,661,463	40,854,412	42,590,604	(1,736,192)
RS Small Cap Equity Fund	94,608,187	27,053,821	29,794,519	(2,740,698)

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NOTES TO FINANCIAL STATEMENTS

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Funds were as follows:

Transaction in Capital Shares

RS Small Cap Growth Fund

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,408,416	$218,850,634	1,240,617	$74,951,264
Shares reinvested	543,510	35,306,668	656,416	39,988,855
Shares redeemed	(2,351,828)	(146,606,735)	(5,258,181)[1]	(300,232,523)[1]

Net increase/(decrease)	1,600,098	$107,550,567	(3,361,148)	$(185,292,404)

Class C
Shares sold	110,651	$6,475,526	76,525	$4,571,103
Shares reinvested	8,432	502,932	7,868	443,015
Shares redeemed	(35,343)	(2,018,470)	(15,063)	(811,952)

Net increase	83,740	$4,959,988	69,330	$4,202,166

Class K
Shares sold	24,466	$1,476,926	15,175	$859,633
Shares reinvested	2,494	153,992	2,558	148,734
Shares redeemed	(14,202)	(859,337)	(11,951)	(661,666)

Net increase	12,758	$771,581	5,782	$346,701

Class Y
Shares sold	5,537,492	$356,363,804	3,359,491	$207,342,268
Shares reinvested	437,497	29,071,668	372,779	23,198,074
Shares redeemed	(2,833,520)	(179,345,460)	(1,274,716)	(78,623,654)

Net increase	3,141,469	$206,090,012	2,457,554	$151,916,688

[1]	Includes in-kind redemptions of 2,321,262 shares amounting to $131,313,791 (See Note 7).

RS Select Growth Fund

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,123,302	$102,642,692	6,671,590	$280,587,668
Shares reinvested	260,866	12,398,941	124,340	5,937,213
Shares redeemed	(5,270,220)	(250,771,697)	(3,242,183)[1]	(135,511,199)[1]

Net increase/(decrease)	(2,886,052)	$(135,730,064)	3,553,747	$151,013,682

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RS Select Growth Fund — (continued)

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class C
Shares sold	586,104	$26,693,440	1,403,845	$58,476,338
Shares reinvested	80,875	3,585,212	23,433	1,055,205
Shares redeemed	(624,281)	(27,785,644)	(153,693)	(6,442,304)

Net increase	42,698	$2,493,008	1,273,585	$53,089,239

Class K
Shares sold	10,567	$475,562	18,485	$756,075
Shares reinvested	1,246	55,043	360	16,089
Shares redeemed	(6,593)	(306,872)	(4,936)	(197,634)

Net increase	5,220	$223,733	13,909	$574,530

Class Y
Shares sold	6,700,555	$325,660,042	8,795,111	$381,541,028
Shares reinvested	381,585	18,442,009	109,089	5,277,719
Shares redeemed	(6,520,769)	(314,454,836)	(2,315,815)	(104,265,027)

Net increase	561,371	$29,647,215	6,588,385	$282,553,720

[1]	Includes in-kind redemptions of 205,244 shares amounting to $8,570,989 (See Note 7).

RS Mid Cap Growth Fund

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,641,757	$49,891,267	790,074	$13,019,353
Shares redeemed	(1,633,747)	(31,148,477)	(825,352)	(12,625,072)

Net increase/(decrease)	1,008,010	$18,742,790	(35,278)	$394,281

Class C
Shares sold	523,992	$9,360,821	161,986	$2,532,024
Shares redeemed	(100,596)	(1,765,332)	(54,226)	(802,900)

Net increase	423,396	$7,595,489	107,760	$1,729,124

Class K
Shares sold	47,821	$873,609	47,426	$709,576
Shares redeemed	(40,726)	(735,719)	(30,313)	(478,535)

Net increase	7,095	$137,890	17,113	$231,041

Class Y
Shares sold	4,799,839	$92,612,551	799,063	$13,556,113
Shares redeemed	(2,201,389)	(42,262,182)	(438,547)	(6,520,928)

Net increase	2,598,450	$50,350,369	360,516	$7,035,185

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NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Growth Fund

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class A
Shares sold	830,100	$16,399,908	933,678	$15,089,943
Shares reinvested	1,739,329	31,568,815	—	—
Shares redeemed	(1,659,371)	(32,884,863)	(1,436,999)	(23,064,839)
Shares issued upon reorganization[1]	—	—	4,179,658	61,615,671

Net increase	910,058	$15,083,860	3,676,337	$53,640,775

Class C
Shares sold	356,536	$6,420,342	369,994	$5,895,040
Shares reinvested	92,263	1,529,718	—	—
Shares redeemed	(217,111)	(3,923,217)	(392,354)	(5,802,589)
Shares issued upon reorganization[1]	—	—	539,447	7,480,622

Net increase	231,688	$4,026,843	517,087	$7,573,073

Class K
Shares sold	17,550	$337,062	42,239	$672,560
Shares reinvested	11,330	197,606	—	—
Shares redeemed	(28,045)	(536,635)	(315,505)	(4,645,420)
Shares issued upon reorganization[1]	—	—	293,470	4,231,873

Net increase/(decrease)	835	$(1,967)	20,204	$259,013

Class Y
Shares sold	1,106,207	$22,230,819	583,474	$10,027,521
Shares reinvested	281,115	5,189,373	—	—
Shares redeemed	(654,514)	(13,146,377)	(1,021,997)	(15,714,681)
Shares issued upon reorganization[1]	—	—	1,412,795	21,030,581

Net increase	732,808	$14,273,815	974,272	$15,343,421

[1]	RS Capital Appreciation Fund was reorganized into RS Growth Fund on March 25, 2013.

RS Technology Fund

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,076,385	$21,581,060	2,101,189	$44,422,488
Shares reinvested	1,129,480	20,387,106	1,290,818	25,054,842
Shares redeemed	(2,442,720)	(47,793,528)	(3,012,617)	(60,361,820)

Net increase/(decrease)	(236,855)	$(5,825,362)	379,390	$9,115,510

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RS Technology Fund — (continued)

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class C
Shares sold	120,467	$2,133,135	164,943	$3,178,342
Shares reinvested	108,714	1,761,160	119,708	2,140,368
Shares redeemed	(319,794)	(5,690,697)	(392,355)	(6,839,099)

Net decrease	(90,613)	$(1,796,402)	(107,704)	$(1,520,389)

Class K
Shares sold	29,093	$546,202	21,902	$425,193
Shares reinvested	13,166	220,804	13,644	250,373
Shares redeemed	(35,843)	(660,129)	(27,175)	(524,254)

Net increase	6,416	$106,877	8,371	$151,312

Class Y
Shares sold	1,611,540	$32,768,159	1,249,136	$25,657,870
Shares reinvested	292,627	5,469,204	215,603	4,296,972
Shares redeemed	(1,255,583)	(25,354,249)	(1,162,618)	(23,983,139)

Net increase	648,584	$12,883,114	302,121	$5,971,703

RS Small Cap Equity Fund

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class A
Shares sold	156,465	$3,322,210	298,310	$6,361,004
Shares reinvested	557,657	10,952,380	547,722	11,244,801
Shares redeemed	(637,221)	(13,456,123)	(644,100)	(13,320,305)

Net increase	76,901	$818,467	201,932	$4,285,500

Class C
Shares sold	2,113	$29,169	20,058	$383,758
Shares reinvested	8,902	118,482	13,617	205,757
Shares redeemed	(35,902)	(547,719)	(106,337)	(1,981,460)

Net decrease	(24,887)	$(400,068)	(72,662)	$(1,391,945)

Class K
Shares sold	30,018	$589,012	40,710	$792,929
Shares reinvested	43,625	778,270	43,028	818,391
Shares redeemed	(72,464)	(1,386,719)	(129,834)	(2,755,036)

Net increase/(decrease)	1,179	$(19,437)	(46,096)	$(1,143,716)

Class Y
Shares sold	710,823	$15,242,375	720,198	$15,776,132
Shares reinvested	382,732	7,604,878	377,101	7,798,437
Shares redeemed	(1,065,768)	(22,593,541)	(656,469)	(13,749,031)

Net increase	27,787	$253,712	440,830	$9,825,538

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NOTES TO FINANCIAL STATEMENTS

b. Shareholder Concentration As of December 31, 2014, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Small Cap Growth Fund	2	45.99%
RS Select Growth Fund	8	68.00%
RS Mid Cap Growth Fund	5	43.44%
RS Growth Fund	2	22.27%
RS Technology Fund	5	46.43%
RS Small Cap Equity Fund	3	60.08%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2014, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Small Cap Growth Fund	$1,266,335,124	$1,016,984,748
RS Select Growth Fund	880,210,510	1,012,312,022
RS Mid Cap Growth Fund	321,968,107	247,240,609
RS Growth Fund	344,780,848	354,742,313
RS Technology Fund	288,932,533	311,250,113
RS Small Cap Equity Fund	111,616,968	132,837,270

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest

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NOTES TO FINANCIAL STATEMENTS

accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Note 6 Temporary Borrowings

The Funds, with other funds managed by RS Investments, are parties to a $400 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2014, the Funds which borrowed under the facility were as follows:

Fund	Amount Outstanding at 12/31/14	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS Select Growth Fund	$—	2,242,541	6	1.35%
RS Mid Cap Growth Fund	—	735,824	7	1.35%
RS Growth Fund	—	476,462	4	1.37%
RS Technology Fund	—	115,171	1	1.35%
RS Small Cap Equity Fund	—	68,504	6	1.35%
*	For the year ended December 31, 2014, based on the number of days borrowings were outstanding.

Note 7 In-Kind Redemptions

In certain circumstances, the Funds may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Funds recognize a gain on an in-kind redemption to the extent the values of the distributed securities exceed their costs; the Funds recognize a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from accumulated realized gain (loss) to paid-in capital. During the year ended December 31, 2014, the Funds had no in-kind redemptions.

Note 8 Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no material events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS

Note 9 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS Small Cap Growth Fund

RS Select Growth Fund

RS Mid Cap Growth Fund

RS Growth Fund

RS Technology Fund

RS Small Cap Equity Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the RS Small Cap Growth Fund, RS Select Growth Fund, RS Mid Cap Growth Fund, RS Growth Fund, RS Technology Fund and RS Small Cap Equity Fund (six of the funds constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2015

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TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2014 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS Small Cap Growth Fund	0.00%
RS Select Growth Fund	13.19%
RS Growth Fund	39.37%
RS Technology Fund	13.74%
RS Small Cap Equity Fund	5.26%

Dividend Received Deduction:

RS Small Cap Growth Fund	0.00%
RS Select Growth Fund	13.29%
RS Growth Fund	36.79%
RS Technology Fund	10.24%
RS Small Cap Equity Fund	5.29%

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain Funds hereby designate the following amounts as long-term capital gain dividends for the year ended December 31, 2014:

RS Small Cap Growth Fund	$60,244,905
RS Select Growth Fund	30,240,418
RS Growth Fund	36,394,351
RS Technology Fund	25,297,539
RS Small Cap Equity Fund	18,220,261

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “Independent Trustees”). Each lnvestment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between (a) RS Investments and Guardian Investor Services LLC (“GIS”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, and (b) between RS Investments and SailingStone Capital Partners LLC (“SailingStone”) as the investment sub-adviser to the RS Global Natural Resources Fund, all are also subject to annual approval (following an initial two-year term) by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Independent Trustees.

The Trustees meet over the course of the year with investment advisory personnel and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the Independent Trustees, met in person on August 5, 2014, to consider the continuation of the Advisory Agreements for all of the Funds (other than the Advisory Agreement for RS Emerging Markets Small Cap Fund, which was previously approved on December 4, 2013, for an initial two-year term, and the Sub-Advisory Agreement for the RS Global Natural Resources Fund, which was previously approved on February 13, 2014, for an initial two-year term), for the one-year period commencing August 31, 2014. Before the Board meeting on August 5, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who previously reviewed a preliminary copy of all of the information presented to the Trustees and, with the Independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration, along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and GIS. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, various enhancements to operations and compliance, and the time and attention devoted by RS Investments’ personnel to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by GIS and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to GIS or SailingStone for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance, total expense levels, and whether the Fund is closed to new investors.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For the RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median. For the RS Global Natural Resources Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that there has been adopted an expense limitation that results in total expenses below the most expensive quartile, even though that expense limitation was adjusted this year by management to make that Fund slightly more expensive. For the RS Investors Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that total expenses remain closer to the peer group median. For the RS Partners Fund, which was identified as having total expenses within the most expensive quartile of its peer group, the Trustees noted that the Fund’s expense limitation was increased further (lowering the Fund’s net expenses) on May 1, 2013, and that certain other operating expenses may account for the relatively high expenses despite a recent reduction in custody expenses. The Independent Trustees observed that this Fund has enjoyed a strong long- and near-term relative performance record. The Independent Trustees also noted that the RS Partners Fund is closed to new investors. The Trustees noted that the RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation, which was adjusted this year to make the Fund slightly more expensive, still keeps the Fund’s total expenses below the most expensive quartile of its peer group and the Fund has enjoyed a solid performance record for various periods.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual-fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various

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SUPPLEMENTAL INFORMATION (UNAUDITED)

periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them several Funds had experienced relatively low performance for multiple periods (disregarding the very short year-to-date period), including: (1) RS Emerging Markets Fund, which was ranked in the lowest quartile for the three-year period and below the median for the one- and five-year periods, but above the median for the ten-year period; (2) RS High Income Municipal Bond Fund, which was ranked in the lowest quartile for the one- and three-year periods, (3) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one-, three-, and five-year periods, but near the top quartile for the ten-year period; (4) RS Strategic Income Fund, which was ranked below the peer group median for the one- and three-year periods, and appears to be falling further back based on nearer-term performance; and (5) RS Technology Fund, which was ranked in the lowest quartile for the three-year period and below the median for the ten-year period, and appears to be falling further back based on nearer-term performance. The Trustees agreed to monitor closely the performance of these Funds, taking into consideration the following additional considerations: The RS Emerging Markets Fund had recently undergone a change in portfolio management responsibility, which has shown signs of improved performance and would continue to be followed closely by the Trustees. The Independent Trustees accepted management’s explanation that the RS High Income Municipal Bond Fund and the RS Tax-Exempt Fund have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Trustees noted that the performance concern for the RS Strategic Income Fund relates primarily to the trend for the very short year-to-date period, and the Independent Trustees recognize the difficulty in establishing an appropriate peer group for this Fund, which may partly explain the relative underperformance. The Independent Trustees will continue to closely monitor the performance of the RS Technology Fund, and they have requested special presentations from management about performance and the investment process as part of this effort. RS Investments has assured the Independent Trustees that performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that good success in improving the performance of certain Funds had been shown over the past two years.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2013, and for the three months ended March 31, 2014. RS Investments stated that it continued to invest in the business to maintain high-quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of GIS, as the sub-adviser to certain Funds.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information presented by the independent consultant that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and that the popularity of breakpoints for mutual funds has declined somewhat because some groups recognize that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also noted management’s discussion of the substantial resources devoted over the past two years to additional portfolio management professionals and analysts, such as for the RS Emerging Markets Fund, as well as senior operational and legal and compliance professionals. For larger Funds such as the RS Global Natural Resources Fund, the RS Floating Rate Fund and the RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services, including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding GIS, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of GIS, the Trustees determined that the services provided by GIS as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2014.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.rsinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	32	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	32	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co-Founder of TriLinc Global, LLC, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	32	TriLinc Global Impact Fund, LLC (2012–present)

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustee and Principal Officer
Matthew H. Scanlan,* December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor LLC (“RSFD”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	32	None
Principal Officers
Randall S. Hegarty, November 1973	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since October 2014	Chief Compliance Officer, RS Investments since October 2014; Senior Counsel II/Vice President, Union Bank N.A. (May 2012–September 2014); Senior Counsel/ Director, Blackrock Inc. (May 2005–April 2012).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A

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Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Principal Officers (continued)
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.

++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 74, which can be deferred annually if all members of the Board (excluding the member who has reached the retirement age) vote unanimously that doing so would be beneficial to the Board.

+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800.766.3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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One Bush Street, Suite 900 San Francisco, CA 94104	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

WWW.RSINVESTMENTS.COM // 800.766.3863	EB 015097 (12/14)

RS VALUE FUNDS

Class A, C, K, and Y Shares

RS PARTNERS FUND

RS VALUE FUND

RS LARGE CAP ALPHA FUND

RS INVESTORS FUND

RS GLOBAL NATURAL RESOURCES FUND

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

RS Investments

Value | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	International	Fixed Income
RS Partners Fund*	RS International Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Global Fund	RS Low Duration Bond Fund
RS Large Cap Alpha Fund	RS Emerging Markets Fund	RS High Yield Fund
RS Investors Fund	RS Emerging Markets Small Cap Fund	RS Tax-Exempt Fund
	RS China Fund	RS High Income Municipal Bond Fund
Growth		RS Floating Rate Fund
RS Small Cap Growth Fund	Natural Resources	RS Strategic Income Fund
RS Select Growth Fund	RS Global Natural Resources Fund
RS Mid Cap Growth Fund
RS Growth Fund
RS Technology Fund
RS Small Cap Equity Fund**

*	RS Partners Fund is closed to certain new investments. Please see the prospectus for more information.
**RS	Small Cap Equity Fund is closed to new investors. Please contact RS Investments for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

After more than 30 years in this business, I know two things are certain: 1) performance is critical, and 2) investors demand smart products. When it comes to performance, I think it’s important to focus on its origin. Does performance come from a manager’s skill or luck, and how do you build a pipeline for strong performance?

Six-plus years after the Global Financial Crisis, most financial assets have rebounded sharply. The economy is growing again, capital markets are stable, and unemployment is below 6%,1 a multi-year low. So why does a sense of unease continue to permeate the investment community?

One reason may be the confusing array of macro crosscurrents, which are amplified by all the hollering from the 24-hour financial news cycle. At one moment we hear that interest rates are surely going to rise, unless of course the era of “low-for-longer” sticks around. The recent decline in energy prices must be good news for consumers, but is it really good for equity markets? A recovery in the U.S. has taken hold, but the data out of Europe looks mediocre at best. And is that a hard or soft landing happening in China?

Unfortunately for investors, the fear of doing the wrong thing — not to mention the scars from 2008–09 — often trumps doing anything at all. How can investors act with conviction against this confusing backdrop?

Despite the confusion, I believe investors have at least three solid reasons to feel confident about RS Investments and optimistic about 2015:

1)	Strong Talent: Our investment professionals are long-tenured and focused, using their insights and independent thinking to construct thoughtful, actively managed investments that seek consistent and significant long-term results for our clients.

2)	Transparent Scorecard: We’re not resting on our laurels; we’re constantly striving to improve ourselves. Together with our Investment Strategy Group, our investment teams closely scrutinize our investment processes to provide greater transparency and comprehensive performance analysis.

3)	Promising Product Pipeline: We are about to enter the alternatives category with two new mutual funds. Our new long/short funds will use investment techniques typically associated with hedge funds, but in a more transparent mutual fund structure, complementing our existing long-only lineup, while offering investors the outcome-oriented solutions they seek.

As always, we’re dedicated to helping our shareholders focus on their long-term investment plan. In fact, history has taught us that opportunity exists, even in volatile markets.

In the pages that follow, you’ll find an update on your investment in the RS Funds. It contains important information about your investment with our firm.

Please visit www.rsinvestments.com for additional insights and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

[1]	The unemployment rate in the U.S. was 5.6% as of December 2014, according to the U.S. Bureau of Labor Statistics.

THIS PAGE NOT PART OF YOUR FUND REPORT	www.rsinvestments.com	1

CEO’S LETTER

As with all mutual funds, the value of an investment in a Fund could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800.766.3863 or visit www.rsinvestments.com.

RS Funds are distributed by RS Funds Distributor LLC, member: FINRA, SIPC.

©2014 RS Investment Management Co. LLC

2	www.rsinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2014. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double-digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800.766.3863 and is periodically updated on our website: www.rsinvestments.com.

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RS PARTNERS FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Partners Fund Commentary

Highlights

•

Small-cap value stocks, as measured by the Russell 2000® Value Index[1] (the “Index”), delivered modest positive performance in 2014, supported by an improving economic outlook and healthy corporate earnings.

•

RS Partners Fund (the “Fund”) delivered negative performance, while underperforming the Index for the twelve-month period ended December 31, 2014. The Fund’s underperformance was primarily due to stock selection in the consumer discretionary and health care sectors and an overweighting in the energy sector. Stock selection in the technology and consumer staples sectors assisted performance relative to the Index.

•

The Fund pursues long-term capital appreciation by seeking to identify small-cap companies with improving returns on invested capital, based on the investment team’s assessment of both risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).

Market Overview

The U.S. equity market, as measured by the S&P 500® Index,2 delivered positive if volatile performance in 2014 as investors weighed signs of an improving domestic economy against weakening growth in Europe and China and the prospect of less accommodative U.S. Federal Reserve (“Fed”) policies. Early in the year, Fed Chair Janet Yellen confirmed that the Fed was winding down its monthly bond purchases, and hinted that the central bank might start raising interest rates by mid-2015, earlier than previously expected. Equity market volatility increased mid-year, as geopolitical concerns and slowing growth abroad dampened appetites for risk, leading investors to favor the stability of large-cap stocks over small-cap shares.

The big story of the second half of 2014 was the unanticipated steep slide in oil prices, as global demand failed to keep pace with rising production. After trending higher in the first half of 2014, spot oil prices fell by more than 40% in the final six months. The slide in oil prices accelerated in late November after OPEC nations failed to agree to oil supply cuts, a development that caught many market participants by surprise. Against this backdrop, energy shares sold off sharply in the fourth quarter, in most cases erasing gains earlier in the year, and energy was by far the weakest performing market sector for calendar year 2014. Most other sectors delivered positive performance, aided by the prospect of lower energy costs, improving economic fundamentals, and the hope that the Fed would remain patient in assessing inflation risks and raising interest rates.

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RS PARTNERS FUND

Performance Update

RS Partners Fund (Class A Shares) returned -3.85% for the twelve-month period ended December 31, 2014, underperforming the Index, which returned 4.22%.

Portfolio Review

The Fund’s largest detractor during the twelve-month period was an investment in SeaWorld Entertainment (“SeaWorld”), the owner and operator of a number of U.S.-based theme parks, including SeaWorld and Busch Gardens. We invested in SeaWorld because we believed that park attendance figures, and returns on invested capital, would improve in the wake of recent capital improvements to a number of its facilities. Unfortunately, the company’s SeaWorld locations have been dogged by controversy, sparked by the documentary Blackfish, a film that in our view misrepresented the company’s treatment of its orcas. The company responded to the controversy by announcing new capital expenditures, even as attendance at its parks continued to disappoint. Due to these and other factors we decided to liquidate our investment.

The Fund’s overweight in the energy sector also weighed on performance relative to the Index as a number of energy and energy-related holdings were subject to a sharp fourth quarter sell-off. Two of the Fund’s largest detractors in performance were Laredo Petroleum and MRC Global.

Laredo Petroleum is an oil exploration and production company focused on Texas’ Permian Basin. Our analysis of individual field- and well-based economics gives us confidence that Laredo has the resource values, efficient cost structures, and balance sheet fundamentals to weather a period of lower oil prices. For this reason, we used the sell-off to add to our position in Laredo Petroleum.

The prospect of weaker capital spending in the energy sector also pressured MRC Global, a supplier of pipes, valves, and fittings to energy and chemical companies. We continue to hold onto the stock, as we believe the company’s business will prove resilient, supported by, in our view, a strong orders backlog, disciplined expense management, and a foothold in business segments that continue to grow.

On a positive note, the Fund’s relative performance was aided by stock selection in the technology sector. This was due in part to an investment in Integrated Device Technology, a provider of low-power mixed signal semiconductors that have been in high demand to support the build-out of advanced 4G communications networks and cloud computing. We took our profits as the stock reached our target valuation.

In the financial services sector, Fund performance benefited from an investment in Jones Lang LaSalle, a commercial real estate company that is capitalizing on an improving economy and its market expansion into high margin areas. The stock delivered strong share price performance, aided by the company’s solid revenue growth.

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RS PARTNERS FUND

Hillshire Brands was a positive contributor and is a supplier of breakfast meats and other consumer protein products. We invested in the company after its 2012 spin-off from Sara Lee, because of both our interest in what we believe is its strong brand profile and our confidence in its new management team. In our view, this management team made great progress in turning around Hillshire’s underperforming business. Our interest in the stock was rewarded in the second quarter when the company was acquired by Tyson Foods, which benefited our investment.

Outlook

The U.S. economy continues to improve, albeit at a slow pace. At the same time, we acknowledge that slower growth abroad, uncertainty surrounding Fed policy, and what we see to be an unsustainably low level of oil prices could create headwinds in certain market segments. In this environment, we remain committed to our value investment approach as we seek out advantaged companies where appropriate valuations, in our view, have yet to be fully realized by the broader market.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

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RS PARTNERS FUND

Characteristics (unaudited)

Total Net Assets: $1,735,261,931

Top Ten Holdings[3]

Holding	% of Total Net Assets
HMS Holdings Corp.	3.46%
First Horizon National Corp.	3.40%
Sealed Air Corp.	3.21%
First American Financial Corp.	3.18%
Dana Holding Corp.	3.11%
Allscripts Healthcare Solutions, Inc.	2.88%
Associated Banc-Corp.	2.81%
Interactive Brokers Group, Inc., Class A	2.73%
CommVault Systems, Inc.	2.67%
Liberty Ventures, Series A	2.61%
Total	30.06%

Sector Allocation[4]

1

The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS PARTNERS FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (7/12/95)
without sales charge	-3.85%	17.72%	14.05%	7.38%	12.03%
with maximum sales charge	-8.42%	15.83%	12.94%	6.86%	11.75%
Class K Shares (10/13/06)	-4.21%	17.27%	13.56%	—	6.36%
Class Y Shares (5/1/07)	-3.53%	18.10%	14.41%	—	5.91%
Russell 2000® Value Index[1]	4.22%	18.29%	14.26%	6.89%	10.41%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Partners Fund and in the Russell 2000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class K shares (10/13/06) and Class Y shares (5/1/07) would have the following values as of December 31, 2014: $16,597 (Class K) and $15,535 (Class Y). While Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS VALUE FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Value Fund Commentary

Highlights

•

U.S. mid-cap value equity stocks, as measured by the Russell Midcap® Value Index[1] (the “Index”), delivered strong positive performance in 2014, aided by an improving economy and healthy corporate earnings. Energy shares sold off late in the period, however, as oil prices declined sharply.

•

RS Value Fund (the “Fund”) underperformed the Index for the twelve-month period ended December 31, 2014. An underweight to the utilities sector and stock selection in the financial services, technology, consumer staples and utilities sectors hindered performance relative to the Index. Positive contributions to Fund performance came from stock selection in the consumer discretionary, health care, and producer durables sectors.

•

The Fund pursues long-term capital appreciation by seeking to identify mid-cap companies with improving returns on invested capital. This selection is based on the investment team’s assessment of both risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).

Market Overview

The U.S. equity market, as measured by the S&P 500® Index,2 delivered positive if volatile performance in 2014 as investors weighed signs of an improving domestic economy against weakening growth in Europe and China and the prospect of less accommodative U.S. Federal Reserve (“Fed”) policies. Early in the year, Fed Chair Janet Yellen confirmed that the Fed was winding down its monthly bond purchases, and hinted that the central bank might start raising interest rates by mid-2015, earlier than previously expected. Equity market volatility increased mid-year, as geopolitical concerns and slowing growth abroad dampened appetites for risk, leading investors to favor the stability of large-cap stocks over small-cap shares.

The big story of the second half of 2014 was the unanticipated steep slide in oil prices, as global demand failed to keep pace with rising production. After trending higher in the first half of 2014, spot oil prices fell by more than 40% in the final six months. The slide in oil prices accelerated in late November after OPEC nations failed to agree to oil supply cuts, a development that caught many market participants by surprise. Against this backdrop, energy shares sold off sharply in the fourth quarter, in most cases erasing gains earlier in the year, and energy was by far the weakest performing market sector for calendar year 2014. Most other sectors delivered positive performance, aided by the prospect of lower energy costs, improving economic fundamentals, and the hope that the Fed would remain patient in assessing inflation risks and raising interest rates.

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RS VALUE FUND

Performance Update

RS Value Fund (Class A Shares) returned 11.60% for the twelve-month period ended December 31, 2014, underperforming the Index, which returned 14.75%.

Portfolio Review

In a difficult year for energy investments, the Fund’s largest detractors during the twelve-month period included a number of oil-related investments that were subject to an often indiscriminate sell-off that in our view had more to do with investor worries than fundamentals. Both Laredo Petroleum and Rosetta Resources are exploration and production companies focused on Texas’ Permian Basin. Clean Harbors provides hazardous waste disposal services to a variety of industries, including energy. In all three cases, we believe the sell-off was overdone. Our analysis of individual field- and well-based economics gives us confidence that both Laredo and Rosetta have the resource values, efficient cost structures, and balance sheet fundamentals to weather a period of lower oil prices. We also remain constructive on the outlook for Clean Harbors, given what we believe is its strong financial position and its diversified position in other growth segments outside of the energy sector.

The Fund’s largest positive contributor during the twelve-month period came from the generic and specialty pharmaceutical company Actavis in the health care sector. We invested in Actavis in late 2013 after it acquired Warner Chilcott, a Fund holding at the time. In our view, the combined company was well-positioned to capitalize on cost synergies and expanded market opportunities. Our conviction paid off in 2014 as investors came to recognize the company’s strong market position. The market also rewarded news of several other Actavis acquisitions that in our assessment will strengthen the company’s market footprint, branded product portfolio, and product pipeline.

The Fund also benefited from its investment in Iron Mountain, one of the largest global providers of storage services for paper, microfilm, and other media. In our view, Iron Mountain is well positioned to translate its global footprint into greater capital efficacy and higher margins. The stock performed very well in 2014, due in part, in our view, to the company’s successful reorganization into a real estate investment trust (“REIT”), a business structure with typically lower tax burdens and, as a result, higher potential payouts to investors.

Kinder Morgan Management was another contributor to the Fund relative to the Index and derives fee income from owning and operating oil and natural gas pipelines as well as other energy infrastructure facilities. The stock delivered very strong performance earlier in 2014 as it was acquired by its general partner, and held onto its value during the energy share sell-off. We continue to own Kinder Morgan Inc. after the consolidation of the partnership interests as we believe its large backlog of energy infrastructure projects should provide it with solid future growth.

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RS VALUE FUND

Outlook

The U.S. economy continues to improve, albeit at a slow pace. At the same time, we acknowledge that slower growth abroad, uncertainty surrounding Fed policy, and what we see to be an unsustainably low level of oil prices could create headwinds in certain market segments. In this environment, we remain committed to our value investment approach as we seek out advantaged companies where appropriate valuations, in our view, have yet to be fully realized by the broader market.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

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RS VALUE FUND

Characteristics (unaudited)

Total Net Assets: $1,288,541,017

Top Ten Holdings[3]

Holding	% of Total Net Assets
Liberty Interactive Corp., Class A	4.95%
Clean Harbors, Inc.	3.26%
FNF Group	3.02%
Kinder Morgan, Inc.	2.97%
Iron Mountain, Inc.	2.97%
GNC Holdings, Inc., Class A	2.96%
Owens Corning	2.95%
XL Group PLC	2.89%
Questar Corp.	2.57%
Calpine Corp.	2.30%
Total	30.84%

Sector Allocation[4]

1

The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS VALUE FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (6/30/93)
without sales charge	11.60%	20.48%	14.31%	7.79%	7.92%
with maximum sales charge	6.31%	18.54%	13.20%	7.26%	7.67%
Class C Shares (5/1/07)
without sales charge	10.75%	19.59%	13.46%	—	4.50%
with sales charge	9.81%	19.59%	13.46%	—	4.50%
Class K Shares (12/4/06)	11.15%	20.01%	13.86%	—	5.81%
Class Y Shares (5/1/07)	11.85%	20.78%	14.62%	—	5.59%
Russell Midcap® Value Index[1]	14.75%	21.98%	17.43%	9.43%	11.69%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Value Fund and in the Russell Midcap® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/1/07), Class K shares (12/4/06), and Class Y shares (5/1/07) would have the following values as of December 31, 2014: $14,012 (Class C), $15,783 (Class K), and $15,173 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS LARGE CAP ALPHA FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Large Cap Alpha Fund Commentary

Highlights

•

Large-cap value stocks, as measured by the Russell 1000® Value Index[1] (the “Index”), delivered solid positive performance in 2014, generally on pace with the S&P 500® Index,[2] against a backdrop of healthy corporate earnings and an improving economy.

•

RS Large Cap Alpha Fund (the “Fund”) slightly underperformed both the Index and the S&P 500® Index for the twelve-month period ended December 31, 2014. Performance relative to the Index was hindered in particular by stock selection in the financial services sector, and by stock selection and an underweight in the technology and utilities sectors. Positive contributions came from stock selection in the energy and health care sectors.

•

The Fund pursues long-term capital appreciation by seeking to identify large-cap companies with improving returns on invested capital, based on the investment team’s assessment of both risk (the possibility of permanent capital impairment) and its assessment of reward (the future value of the enterprise).

Market Overview

The U.S. equity market, as measured by the S&P 500® Index, delivered positive if volatile performance in 2014 as investors weighed signs of an improving domestic economy against weakening growth in Europe and China and the prospect of less accommodative U.S. Federal Reserve (“Fed”) policies. Early in the year, Fed Chair Janet Yellen confirmed that the Fed was winding down its monthly bond purchases, and hinted that the central bank might start raising interest rates by mid-2015, earlier than previously expected. Equity market volatility increased mid-year, as geopolitical concerns and slowing growth abroad dampened appetites for risk, leading investors to favor the stability of large-cap stocks over small-cap shares.

The big story of the second half of 2014 was the unanticipated steep slide in oil prices, as global demand failed to keep pace with rising production. After trending higher in the first half of 2014, spot oil prices fell by more than 40% in the final six months. The slide in oil prices accelerated in late November after OPEC nations failed to agree to oil supply cuts, a development that caught many market participants by surprise. Against this backdrop, energy shares sold off sharply in the fourth quarter, in most cases erasing gains earlier in the year, and energy was by far the weakest performing market sector for calendar year 2014. Most other sectors delivered positive performance, aided by the prospect of lower energy costs, improving economic fundamentals, and the hope that the Fed would remain patient in assessing inflation risks and raising interest rates.

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RS LARGE CAP ALPHA FUND

Performance Update

RS Large Cap Alpha Fund (Class A Shares) returned 13.08% for the twelve-month period ended December 31, 2014, as compared to the Index, which returned 13.45%, and the S&P 500® Index, which returned 13.69%.

Portfolio Review

The Fund’s largest detractor from performance during the twelve-month period was electric power producer NRG Energy, a predominantly non-regulated utility with interests in oil, natural gas, and renewable energy. After strong share price performance early in the year, NRG sold off later in the period on concerns over the impact of lower natural gas and oil prices on its energy business and green initiatives. We held onto the position, as we believe the sell-off was inconsistent with what we view as the company’s solid underlying fundamentals.

Stock selection in the financial services sector also hindered the Fund’s performance relative to the Index. This was due in part to an investment in Aflac, a leading global health and life insurer. The stock traded lower in the third quarter on investor concerns over the company’s exposure to a weaker Japanese economy and a depreciating yen. We exited the investment in the fourth quarter, opting to allocate assets in investments we believed had better reward-to-risk ratios.

Another detractor to the Fund’s performance during the twelve-month period was Symantec. Early in the year, we sold our holdings in data security and storage provider Symantec, after declining revenue growth, increased competition, and some operational issues led to the departure of the firm’s CEO.

On a positive note, performance relative to the Index was supported by several investments in the health care sector, in which the Fund was overweight against the Index. We invested in generic and specialty pharmaceutical company Actavis in late 2013 after it acquired Warner Chilcott, a Fund holding at the time. In our view, the combined company was well-positioned to capitalize on cost synergies and expanded market opportunities. Our conviction paid off in 2014 as investors came to recognize the company’s strong market position. The market also rewarded news of several other Actavis acquisitions that in our assessment will strengthen the company’s market footprint, branded product portfolio, and product pipeline.

Despite a challenging environment for energy stocks, the Fund’s relative performance was assisted by an investment in Kinder Morgan Management, a company that derives fee income from owning and operating oil and natural gas pipelines as well as other energy infrastructure facilities. The stock delivered very strong performance earlier in 2014 as it was acquired by its general partner, and held onto its value during the energy share sell-off. As a result, it was one of the Fund’s strongest contributors for the year. We continue to own Kinder Morgan after the consolidation of the partnership interests as we believe its large backlog of energy infrastructure projects should provide it with solid future growth.

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RS LARGE CAP ALPHA FUND

The Fund’s performance relative to the Index also benefited from its investment in the health care company Intuitive Surgical, a leading global supplier of the da Vinci robotic surgical system, a technology that helps to create efficiencies and improve patient outcomes. The da Vinci system has enjoyed relatively strong adoption rates by surgeons for a variety of procedures, supporting solid revenue and share price performance for Intuitive Surgical. The stock delivered strong share price performance in 2014.

Outlook

The U.S. economy continues to improve, albeit at a slow pace. At the same time, we acknowledge that slower growth abroad, uncertainty surrounding Fed policy, and what we see to be an unsustainably low level of oil prices could create headwinds in certain market segments. In this environment, we remain committed to our value investment approach as we seek out advantaged companies where appropriate valuations, in our view, have yet to be fully realized by the broader market.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility.

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RS LARGE CAP ALPHA FUND

Characteristics (unaudited)

Total Net Assets: $873,829,592

Top Ten Holdings[3]

Holding	% of Total Net Assets
Liberty Interactive Corp., Class A	5.21%
Twenty-First Century Fox, Inc., Class A	4.40%
JPMorgan Chase & Co.	4.10%
Chevron Corp.	3.91%
General Motors Co.	3.73%
Microsoft Corp.	3.66%
Pfizer, Inc.	3.45%
Kinder Morgan, Inc.	3.31%
Google, Inc., Class A	3.10%
Broadcom Corp., Class A	3.06%
Total	37.93%

Sector Allocation[4]

1

The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS LARGE CAP ALPHA FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (6/1/72)
without sales charge	13.08%	22.01%	14.05%	9.04%	12.09%
with maximum sales charge	7.70%	20.04%	12.94%	8.51%	11.96%
Class C Shares (8/7/00)
without sales charge	12.15%	21.04%	13.15%	8.12%	1.71%
with sales charge	11.16%	21.04%	13.15%	8.12%	1.71%
Class K Shares (5/15/01)	12.62%	21.55%	13.62%	8.62%	5.21%
Class Y Shares (5/1/07)	13.34%	22.34%	14.38%	—	8.30%
Russell 1000® Value Index[1]	13.45%	20.89%	15.42%	7.30%	n/a
S&P 500® Index[2]	13.69%	20.41%	15.45%	7.67%	10.43%	*

*	Since Class A shares inception. Since inception performance of the S&P 500® Index is measured from 5/31/72, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Large Cap Alpha Fund and in the Russell 1000® Value Index and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made 10 years ago in Class C Shares and Class K shares, and upon the inception of Class Y shares (5/1/07) would have the following values as of December 31, 2014: $21,821 (Class C), $22,861 (Class K), and $18,426 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS INVESTORS FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Investors Fund Commentary

Highlights

•

Aided by improving economic growth, the U.S. equity market, as measured by the S&P 500® Index,[1] delivered solid positive performance (+13.69%) in 2014, despite a fourth quarter sell-off in energy stocks.

•

RS Investors Fund (the “Fund”) underperformed the benchmark Russell 3000® Value Index[2] (the “Index”) for the twelve-month period ended December 31, 2014. The Fund’s performance relative to the Index was hindered by stock selection in the consumer discretionary, materials, and financial sectors, and by an underweight to the technology and utilities sectors and an overweight in materials. Stock selection in the technology sector aided performance relative to the Index.

•

The Fund pursues long-term capital appreciation by seeking to identify companies with improving returns on invested capital across the small-, mid-, and large-cap spectrum, based on the investment team’s assessment of both risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).

Market Overview

The U.S. equity market, as measured by the S&P 500® Index, delivered positive if volatile performance in 2014 as investors weighed signs of an improving domestic economy against weakening growth in Europe and China and the prospect of less accommodative U.S. Federal Reserve (“Fed”) policies. Early in the year, Fed Chair Janet Yellen confirmed that the Fed was winding down its monthly bond purchases, and hinted that the central bank might start raising interest rates by mid-2015, earlier than previously expected. Equity market volatility increased mid-year, as geopolitical concerns and slowing growth abroad dampened appetites for risk, leading investors to favor the stability of large-cap stocks over small-cap shares.

The big story of the second half of 2014 was the unanticipated steep slide in oil prices, as global demand failed to keep pace with rising production. After trending higher in the first half of 2014, spot oil prices fell by more than 40% in the final six months. The slide in oil prices accelerated in late November after OPEC nations failed to agree to oil supply cuts, a development that caught many market participants by surprise. Against this backdrop, energy shares sold off sharply in the fourth quarter, in most cases erasing gains earlier in the year, and energy was by far the weakest performing market sector for calendar year 2014. Most other sectors delivered positive performance, aided by the prospect of lower energy costs, improving economic fundamentals, and the hope that the Fed would remain patient in assessing inflation risks and raising interest rates.

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RS INVESTORS FUND

Performance Update

RS Investors Fund (Class A Shares) returned 4.39% for the twelve-month period ended December 31, 2014, underperforming the Index, which returned 12.70%.

Portfolio Review

The Fund’s largest detractor during the twelve-month period was an investment in SeaWorld Entertainment (“SeaWorld”), the owner and operator of a number of U.S.-based theme parks, including SeaWorld and Busch Gardens. We invested in SeaWorld because we believed that park attendance figures, and returns on invested capital, would improve in the wake of recent capital improvements to a number of its facilities. Unfortunately, the company’s SeaWorld locations have been dogged by controversy, sparked by the documentary Blackfish, a film that in our view misrepresented the company’s treatment of its orcas. The company responded to the controversy by announcing new capital expenditures, even as attendance at its parks continued to disappoint. Due to these and other factors, we decided to liquidate our investment.

The Fund’s performance relative to the Index was also hurt by stock selection in energy shares, as a number of Fund holdings sold off in the fourth quarter. Detractors included Laredo Petroleum, an oil exploration and production company focused on Texas’ Permian Basin. Our analysis of individual field- and well-based economics gives us confidence that Laredo has the resource values, efficient cost structures, and balance sheet fundamentals to weather a period of lower oil prices.

The prospect of weaker capital spending in the energy sector also pressured MRC Global, a supplier of pipes, valves, and fittings to energy and chemical companies. We held onto the stock, as we believed the company’s business would prove resilient, supported by, in our view, a strong orders backlog, disciplined expense management, and a foothold in other business segments that continue to grow.

On a positive note, the Fund’s performance relative to the Index was assisted by an investment in generic and specialty pharmaceutical company Actavis in late 2013 after it acquired Warner Chilcott, a Fund holding at the time. In our view, the combined company was well-positioned to capitalize on cost synergies and expanded market opportunities. Our conviction paid off in 2014 as investors came to recognize the company’s strong market position. The market also rewarded news of several other Actavis acquisitions that in our assessment will strengthen the company’s market footprint, branded product portfolio, and product pipeline.

Iron Mountain, one of the largest global providers of storage services for paper, microfilm, and other media, was another positive contributor to performance. In our view, Iron Mountain is well positioned to translate its global footprint into greater capital efficacy and higher margins. The stock performed very well in 2014, due in part, in our

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RS INVESTORS FUND

view, to the company’s successful reorganization into a real estate investment trust (“REIT”), a business structure with typically lower tax burdens and, as a result, higher potential payouts to investors.

The Fund’s performance relative to the Index also benefited from its investment in the health care company Intuitive Surgical, a leading global supplier of the da Vinci robotic surgical system, a technology that helps to create efficiencies and improve patient outcomes. The da Vinci system has enjoyed relatively strong adoption rates by surgeons for a variety of procedures, supporting solid revenue and share price performance for Intuitive Surgical. We opted to take our profits on the stock following its strong 2014 performance, as it reached our target valuation.

Outlook

The U.S. economy continues to improve, albeit at a slow pace. At the same time, we acknowledge that slower growth abroad, uncertainty surrounding Fed policy and what we see to be an unsustainably low level of oil prices could create headwinds in certain market segments. In this environment, we remain committed to our value investment approach as we seek out advantaged companies where appropriate valuations, in our view, have yet to be fully realized by the broader market.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in stock prices in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resource industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments.

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RS INVESTORS FUND

Characteristics (unaudited)

Total Net Assets: $243,883,304

Top Ten Holdings[3]

Holding	% of Total Net Assets
Liberty Interactive Corp., Class A	6.20%
Chevron Corp.	5.00%
Twenty-First Century Fox, Inc., Class A	4.21%
HMS Holdings Corp.	4.20%
Owens Corning	4.06%
Liberty Ventures, Series A	3.74%
Allscripts Healthcare Solutions, Inc.	3.73%
First Horizon National Corp.	3.71%
First American Financial Corp.	3.70%
KeyCorp	3.54%
Total	42.09%

Sector Allocation[4]

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS INVESTORS FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (11/15/05)
without sales charge	4.39%	22.79%	17.03%	—	8.15%
with maximum sales charge	-0.58%	20.83%	15.91%	—	7.57%
Class C Shares (7/24/07)
without sales charge	3.63%	21.89%	16.32%	—	5.19%
with sales charge	2.64%	21.89%	16.32%	—	5.19%
Class K Shares (1/3/07)	3.90%	22.29%	16.63%	—	5.95%
Class Y Shares (5/1/07)	4.72%	23.17%	17.23%	—	6.14%
Russell 3000® Value Index[2]	12.70%	20.68%	15.34%	—	7.48%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 11/15/05 in Class A shares of RS Investors Fund and the Russell 3000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (7/24/07), Class K shares (1/3/07), and Class Y shares (5/1/07) would have the following values as of December 31, 2014: $14,571 (Class C), $15,873 (Class K), and $15,789 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS GLOBAL NATURAL RESOURCES FUND

Investment Style:

Natural Resources Sector

RS Global Natural Resources Fund Commentary

Highlights

•

A backdrop of weaker international economic growth, a strengthening dollar, and a steep drop in oil prices late in 2014 created a very challenging environment for natural resources stocks. As a result, both the S&P North American Natural Resources Sector IndexTM[1] (the “Index”) and the MSCI World Commodity Producers Index (Gross)[2] delivered negative performance for the twelve-month period ended December 31, 2014.

•

RS Global Natural Resources Fund (the “Fund”) underperformed the benchmark Index and the MSCI World Commodity Producers Index (Gross), as well as the S&P 500® Index,[3] for the twelve-month period ended December 31, 2014. The Fund’s underperformance relative to the Index was largely due to stock selection in the North American oil subsector. An underweight in the broader energy sector, as compared to the Index, and stock selection among base metal producers assisted relative performance.

•	The Fund seeks long-term capital appreciation by investing in companies that we believe to be low-cost producers of “advantaged assets.”

Market Overview

Commodity-related equities, as reflected by the Index, delivered volatile performance in 2014, as investors weighed improving economic prospects in the United States against weaker growth forecasts in Europe, China, and Japan. Global economics pressured basic materials stocks, while energy shares proved more resilient in the first half of the year as investors anticipated continued strong commodity prices. The situation changed dramatically in the second half of the year, however, as oil prices suffered a sharp slide. After peaking at over $100 per barrel in late June, spot oil prices, as measured by the U.S. Energy Information Administration (EIA), declined by more than 40% by year-end against a backdrop of rising North American production and softer global demand. The oil price slide accelerated in the fourth quarter after OPEC nations failed to agree to oil supply cuts, a development that caught many market participants by surprise. Against this backdrop, many energy companies’ shares delivered large declines for the year, even as the broader equity market benefited from improving U.S. economic fundamentals.

In other areas of the natural resources market, precious metals stocks were challenged as a stronger dollar weighed on gold prices. Most sectors within the Index delivered negative performance, including base metals and natural gas. Sectors of the natural resources market to deliver positive returns, as reflected in the Index, included metals processing, oil and gas pipelines, paper, and packaging suppliers sectors.

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RS GLOBAL NATURAL RESOURCES FUND

Performance Update

RS Global Natural Resources Fund (Class A Shares) returned -22.84% for the twelve-month period ended December 31, 2014, underperforming the Index, which returned -9.77%, the MSCI World Commodity Producers Index (Gross), which returned -12.10%, and the S&P 500® Index, which gained 13.69%.

Portfolio Review

The Fund’s underweight in energy and its overweight in basic materials, as compared to the Index, helped to mitigate the negative impact of the energy sector sell-off. Nonetheless, the Fund was still heavily weighted in the energy sector, and a number of Fund holdings were subject to a fourth quarter sell-off that in our view did not reflect the underlying fundamentals of the companies in the sector. The Fund’s largest detractors for the year included Ophir Energy plc, an oil and gas exploration (E&P) business with resources in Africa, as well as Laredo Petroleum, Inc. and Rosetta Resources, two E&P companies focused on Texas’s Permian Basin. Despite the sell-off in the energy sector, our analysis of individual field- and well-based economics of oil companies owned by the Fund leads us to believe that these companies have the resource values, efficient cost structures, and balance sheet fundamentals to weather a period of lower oil prices.

Another E&P stock, Concho Resources Inc., proved more resilient, delivering more modest declines than the broader energy market and the Index. As a result, the Fund’s overweight position in Concho Resources was one of the largest positive contributors to performance as compared to the Index.

Relative performance of the Fund was also assisted by investments in several E&P companies with asset bases outside the U.S. energy sector, which bore the brunt of the sell-off. An investment in Oil Search Limited, an E&P company that is partnered with Exxon Mobil Corporation in the development of a liquefied natural gas project in Papua New Guinea, delivered positive relative performance for the Fund. We sold our investment later in the year after the price reached our assessment of warranted value.

In addition, an investment in low-cost natural gas power producer Calpine Corporation benefited the relative performance of the Fund due to the positive impact of low natural gas prices and continued strong execution of the company’s business plan.

Outlook

We believe that all markets tend to overreact in good times and bad. In the particular case of energy markets, we believe participants tend to extrapolate recent commodity price movements into the future. While we acknowledge near-term uncertainty, we also believe — based on our examination of economics of supply, as well as geopolitical and fiscal realities — that the current level of oil prices is unsustainable. That said, we recognize that the current climate could prove challenging for a range of commodities

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RS GLOBAL NATURAL RESOURCES FUND

companies. For this reason, we look forward to continuing to focus on our company-by-company analysis, seeking to identify those companies which we believe have world-class assets and disciplined, cost-conscious management teams. We believe that the current bearish climate in commodity markets may create the opportunity for disciplined value investors to identify mispriced investments that are not well understood by the broader market. By investing in companies at what we believe to be attractive price points, we believe we will be able to provide shareholders with the long-term benefits of investing in natural resources companies while also mitigating some of the associated risks.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

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RS GLOBAL NATURAL RESOURCES FUND

Characteristics (unaudited)

Total Net Assets: $2,918,679,438

Top Ten Holdings[4]

Holding	% of Total Net Assets
Turquoise Hill Resources Ltd.	10.35%
Sociedad Quimica y Minera de Chile S.A., ADR	7.19%
First Quantum Minerals Ltd.	6.63%
The Mosaic Co.	5.38%
Range Resources Corp.	5.19%
Noble Energy, Inc.	5.18%
Peyto Exploration & Development Corp.	4.99%
Cabot Oil & Gas Corp.	4.85%
Tourmaline Oil Corp.	3.92%
Iluka Resources Ltd.	3.66%
Total	57.34%

Sector Allocation[5]

1

The S&P North American Natural Resources Sector IndexTM is a modified capitalization-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The MSCI World Commodity Producers Index is an equity-based index designed to reflect the performance related to commodity producers stocks. The index is a free float-adjusted market-capitalization-weighted index composed of commodity producer companies based on the Global Industry Classification Standard (GICS®). Index results assume the reinvestment of dividends paid on the stocks constituting the index without any deduction of withholding taxes. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
5	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS GLOBAL NATURAL RESOURCES FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (11/15/95)
without sales charge	-22.84%	-6.64%	-1.09%	4.34%	7.67%
with maximum sales charge	-26.51%	-8.14%	-2.04%	3.83%	7.40%
Class C Shares (5/1/07)
without sales charge	-23.41%	-7.32%	-1.82%	—	-2.57%
with sales charge	-24.11%	-7.32%	-1.82%	—	-2.57%
Class K Shares (12/4/06)	-23.12%	-6.97%	-1.48%	—	-1.11%
Class Y Shares (5/1/07)	-22.56%	-6.31%	-0.75%	—	-1.47%
S&P North American Natural Resources Sector Index™ [1]	-9.77%	2.42%	4.28%	7.65%	n/a
MSCI World Commodity Producers Index (Gross)[2]	-12.10%	-0.83%	0.33%	5.81%	n/a
S&P 500® Index[3]	13.69%	20.41%	15.45%	7.67%	8.71%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Global Natural Resources Fund, the S&P North American Natural Resources Sector IndexTM, the MSCI World Commodity Producers Index (Gross), and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/1/07), Class K shares (12/4/06), and Class Y shares (5/1/07) would have the following values as of December 31, 2014: $8,192 (Class C), $9,140 (Class K), and $8,925 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2014. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double-digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800.766.3863 and is periodically updated on our website: www.rsinvestments.com.

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UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014, to December 31, 2014, unless otherwise indicated. The following table shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

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UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14-12/31/14	Expense Ratio During Period 7/1/14-12/31/14
RS Partners Fund	Class A	$1,000.00	$927.40	$7.04	1.45%
	Class K	$1,000.00	$925.70	$8.79	1.81%
	Class Y	$1,000.00	$929.00	$5.45	1.12%
RS Value Fund	Class A	$1,000.00	$1,040.00	$6.68	1.30%
	Class C	$1,000.00	$1,036.30	$10.62	2.07%
	Class K	$1,000.00	$1,037.90	$8.68	1.69%
	Class Y	$1,000.00	$1,041.40	$5.45	1.06%
RS Large Cap Alpha Fund	Class A	$1,000.00	$1,055.50	$4.77	0.92%
	Class C	$1,000.00	$1,051.20	$9.00	1.74%
	Class K	$1,000.00	$1,053.30	$6.73	1.30%
	Class Y	$1,000.00	$1,056.80	$3.37	0.65%
RS Investors Fund	Class A	$1,000.00	$963.90	$6.58	1.33%
	Class C	$1,000.00	$960.40	$10.23	2.07%
	Class K	$1,000.00	$961.70	$9.69	1.96%
	Class Y	$1,000.00	$965.50	$5.20	1.05%
RS Global Natural Resources Fund	Class A	$1,000.00	$698.60	$6.34	1.48%
	Class C	$1,000.00	$696.20	$9.53	2.23%
	Class K	$1,000.00	$697.30	$7.96	1.86%
	Class Y	$1,000.00	$700.00	$4.88	1.14%
Based on Hypothetical Return (5% Return Before Expenses)
RS Partners Fund	Class A	$1,000.00	$1,017.90	$7.38	1.45%
	Class K	$1,000.00	$1,016.08	$9.20	1.81%
	Class Y	$1,000.00	$1,019.56	$5.70	1.12%
RS Value Fund	Class A	$1,000.00	$1,018.65	$6.61	1.30%
	Class C	$1,000.00	$1,014.77	$10.51	2.07%
	Class K	$1,000.00	$1,016.69	$8.59	1.69%
	Class Y	$1,000.00	$1,019.86	$5.40	1.06%
RS Large Cap Alpha Fund	Class A	$1,000.00	$1,020.57	$4.69	0.92%
	Class C	$1,000.00	$1,016.43	$8.84	1.74%
	Class K	$1,000.00	$1,018.65	$6.61	1.30%
	Class Y	$1,000.00	$1,021.93	$3.31	0.65%
RS Investors Fund	Class A	$1,000.00	$1,018.50	$6.77	1.33%
	Class C	$1,000.00	$1,014.77	$10.51	2.07%
	Class K	$1,000.00	$1,015.32	$9.96	1.96%
	Class Y	$1,000.00	$1,019.91	$5.35	1.05%
RS Global Natural Resources Fund	Class A	$1,000.00	$1,017.74	$7.53	1.48%
	Class C	$1,000.00	$1,013.96	$11.32	2.23%
	Class K	$1,000.00	$1,015.83	$9.45	1.86%
	Class Y	$1,000.00	$1,019.46	$5.80	1.14%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

www.rsinvestments.com	31

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Financial Information

Year Ended December 31, 2014

SCHEDULE OF INVESTMENTS — RS PARTNERS FUND

December 31, 2014	Shares	Value
Common Stocks – 97.3%
Air Transport – 1.8%
Bristow Group, Inc.	464,968	$30,590,245

		30,590,245
Auto Parts – 4.4%
American Axle & Manufacturing Holdings, Inc.(1)	959,347	21,671,649
Dana Holding Corp.	2,482,893	53,978,094

		75,649,743
Back Office Support, HR and Consulting – 1.0%
Performant Financial Corp.(1)(2)	2,701,645	17,965,939

		17,965,939
Banks: Diversified – 10.3%
Associated Banc-Corp.	2,616,469	48,744,817
Banner Corp.	258,492	11,120,326
Boston Private Financial Holdings., Inc.	818,634	11,027,000
First Horizon National Corp.	4,349,041	59,059,977
FirstMerit Corp.	643,144	12,148,990
Hancock Holding Co.	126,680	3,889,076
Synovus Financial Corp.	840,173	22,760,287
UMB Financial Corp.	180,208	10,252,033

		179,002,506
Building Materials – 2.2%
Masonite International Corp.(1)	634,425	38,991,760

		38,991,760
Chemicals: Diversified – 1.5%
Olin Corp.	1,131,101	25,755,170

		25,755,170
Commercial Vehicles & Parts – 1.9%
Navistar International Corp.(1)	978,262	32,752,212

		32,752,212
Communications Technology – 1.2%
Plantronics, Inc.	403,499	21,393,517

		21,393,517
Computer Services, Software & Systems – 4.7%
CommVault Systems, Inc.(1)	897,719	46,403,095
Endurance International Group Holdings, Inc.(1)	630,390	11,618,088
MicroStrategy, Inc., Class A(1)	144,095	23,401,028

		81,422,211
Containers & Packaging – 3.2%
Sealed Air Corp.	1,312,113	55,672,955

		55,672,955

34	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS PARTNERS FUND

December 31, 2014	Shares	Value
Diversified Manufacturing Operations – 1.7%
ITT Corp.	281,664	$11,396,125
TriMas Corp.(1)	553,816	17,328,903

		28,725,028
Diversified Retail – 2.6%
Liberty Ventures, Series A(1)	1,202,900	45,373,388

		45,373,388
Electronic Entertainment – 1.7%
Dolby Laboratories, Inc., Class A	699,426	30,159,249

		30,159,249
Health Care Management Services – 2.5%
Magellan Health, Inc.(1)	716,979	43,040,249

		43,040,249
Health Care Services – 6.4%
Allscripts Healthcare Solutions, Inc.	3,918,855	50,043,778
HMS Holdings Corp.(1)	2,843,187	60,104,973

		110,148,751
Home Building – 1.0%
William Lyon Homes, Class A(1)	867,864	17,591,603

		17,591,603
Household Equipment & Products – 1.9%
Tupperware Brands Corp.	528,581	33,300,603

		33,300,603
Insurance: Life – 4.9%
StanCorp Financial Group, Inc.	616,588	43,074,838
Torchmark Corp.	766,154	41,502,562

		84,577,400
Insurance: Multi-Line – 1.5%
eHealth, Inc.(1)(2)	1,039,429	25,902,571

		25,902,571
Insurance: Property - Casualty – 8.1%
Endurance Specialty Holdings Ltd.	585,244	35,021,001
Essent Group Ltd.(1)	1,548,853	39,821,011
First American Financial Corp.	1,629,874	55,252,728
Stewart Information Services Corp.	293,694	10,878,426

		140,973,166
Metal Fabricating – 1.7%
MRC Global, Inc.(1)	1,925,899	29,177,370

		29,177,370

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	35

SCHEDULE OF INVESTMENTS — RS PARTNERS FUND

December 31, 2014	Foreign Currency	Shares	Value
Metals & Minerals: Diversified – 0.6%
Materion Corp.		299,225	$10,541,697

			10,541,697
Office Supplies & Equipment – 1.7%
Avery Dennison Corp.		551,616	28,617,838

			28,617,838
Oil Well Equipment & Services – 0.9%
TETRA Technologies, Inc.(1)		2,392,453	15,981,586

			15,981,586
Oil: Crude Producers – 5.5%
Approach Resources, Inc.(1)		1,964,337	12,552,113
Laredo Petroleum, Inc.(1)		1,730,793	17,913,708
Peyto Exploration & Development Corp.	CAD	1,554,204	44,774,667
Rosetta Resources, Inc.(1)		898,588	20,047,498

			95,287,986
Pharmaceuticals – 0.4%
The Medicines Co.(1)		269,397	7,454,215

			7,454,215
Precious Metals & Minerals – 1.8%
Horsehead Holding Corp.(1)		1,963,348	31,079,799

			31,079,799
Real Estate Investment Trusts – 4.3%
Ares Commercial Real Estate Corp.		960,999	11,032,268
CBL & Associates Properties, Inc.		1,073,187	20,841,292
MFA Financial, Inc.		1,394,817	11,144,588
PennyMac Mortgage Investment Trust		331,922	7,000,235
Washington Prime Group, Inc.		1,409,832	24,277,307

			74,295,690
Real Estate Services – 2.5%
Jones Lang LaSalle, Inc.		289,158	43,353,459

			43,353,459
Scientific Instruments: Pollution Control – 2.3%
Clean Harbors, Inc.(1)		402,153	19,323,452
Waste Connections, Inc.		475,844	20,932,377

			40,255,829
Securities Brokerage & Services – 2.7%
Interactive Brokers Group, Inc., Class A		1,626,905	47,440,550

			47,440,550

36	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS PARTNERS FUND

December 31, 2014	Shares	Value
Shipping – 0.6%
Huntington Ingalls Industries, Inc.	92,276	$10,377,359

		10,377,359
Specialty Retail – 2.3%
FTD Cos., Inc.(1)(2)	1,159,740	40,382,147

		40,382,147
Textiles, Apparel & Shoes – 0.8%
Tumi Holdings, Inc.(1)	549,218	13,032,943

		13,032,943
Utilities: Gas Distributors – 2.5%
Questar Corp.	1,690,318	42,731,239

		42,731,239
Utilities: Miscellaneous – 2.2%
Calpine Corp.(1)	1,745,896	38,636,678

		38,636,678
Total Common Stocks (Cost $1,439,112,535)		1,687,634,651

	Principal Amount	Value
Repurchase Agreements – 2.8%

Fixed Income Clearing Corp. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $48,967,000, due 1/2/2015(3)	$48,967,000	48,967,000
Total Repurchase Agreements (Cost $48,967,000)		48,967,000
Total Investments - 100.1% (Cost $1,488,079,535)		1,736,601,651
Other Liabilities, Net - (0.1)%		(1,339,720)
Total Net Assets - 100.0%		$1,735,261,931

(1)	Non-income-producing security.
(2)	Affiliated issuer. See 2d in Notes to Financial Statements.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.625%	12/31/2019	$37,687,831

U.S. Treasury Note	1.375%	1/31/2020	5,560,913

U.S. Treasury Note	3.625%	2/15/2020	6,702,394

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	37

SCHEDULE OF INVESTMENTS — RS PARTNERS FUND

Legend:

Foreign-Denominated Security

CAD – Canadian Dollar

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$1,687,634,651	$—	$—	$1,687,634,651

Repurchase Agreements	—	48,967,000	—	48,967,000

Total	$1,687,634,651	$48,967,000	$—	$1,736,601,651

38	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS VALUE FUND

December 31, 2014	Shares	Value
Common Stocks – 96.5%
Advertising Agencies – 2.8%
Nielsen N.V.	441,775	$19,760,596
The Interpublic Group of Companies, Inc.	807,215	16,765,855

		36,526,451
Back Office Support, HR and Consulting – 3.0%
Iron Mountain, Inc.	990,058	38,275,642

		38,275,642
Banks: Diversified – 6.0%
Comerica, Inc.	383,100	17,944,404
First Horizon National Corp.	1,164,105	15,808,546
KeyCorp	1,596,861	22,196,368
Zions Bancorporation	767,300	21,875,723

		77,825,041
Biotechnology – 1.5%
Charles River Laboratories International, Inc.(1)	300,000	19,092,000

		19,092,000
Building Materials – 2.9%
Owens Corning	1,059,830	37,952,512

		37,952,512
Chemicals: Diversified – 2.7%
Axiall Corp.	574,305	24,390,733
Eastman Chemical Co.	130,300	9,884,558

		34,275,291
Commercial Vehicles & Parts – 3.3%
Allison Transmission Holdings, Inc.	437,900	14,844,810
Navistar International Corp.(1)	837,740	28,047,535

		42,892,345
Computer Services, Software & Systems – 8.7%
Check Point Software Technologies Ltd.(1)	168,000	13,199,760
IAC/InterActiveCorp	408,600	24,838,794
Informatica Corp.(1)	742,600	28,319,051
Rackspace Hosting, Inc.(1)	568,905	26,630,443
Synopsys, Inc.(1)	443,600	19,283,292

		112,271,340
Containers & Packaging – 3.1%
Crown Holdings, Inc.(1)	385,969	19,645,822
Sealed Air Corp.	471,501	20,005,788

		39,651,610
Diversified Financial Services – 3.2%
Ameriprise Financial, Inc.	138,752	18,349,952

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	39

SCHEDULE OF INVESTMENTS — RS VALUE FUND

December 31, 2014	Shares	Value
Diversified Financial Services (continued)
Raymond James Financial, Inc.	394,134	$22,579,937

		40,929,889
Diversified Media – 3.6%
Liberty Broadband Corp., Class C(1)	381,542	19,008,422
Liberty Media Corp., Class C(1)	765,968	26,831,859

		45,840,281
Diversified Retail – 6.0%
Liberty Interactive Corp., Class A(1)	2,167,880	63,779,030
Liberty Ventures, Series A(1)	366,891	13,839,128

		77,618,158
Drug & Grocery Store Chains – 3.0%
GNC Holdings, Inc., Class A	812,068	38,134,713

		38,134,713
Electronic Entertainment – 1.7%
Dolby Laboratories, Inc., Class A	511,080	22,037,770

		22,037,770
Fertilizers – 0.8%
The Mosaic Co.	218,646	9,981,190

		9,981,190
Financial Data & Systems – 1.6%
Fidelity National Information Services, Inc.	325,032	20,216,990

		20,216,990
Gas Pipeline – 3.0%
Kinder Morgan, Inc.	905,964	38,331,337

		38,331,337
Home Building – 2.3%
NVR, Inc.(1)	23,163	29,540,469

		29,540,469
Insurance: Multi-Line – 2.2%
Reinsurance Group of America, Inc.	167,196	14,649,714
Voya Financial, Inc.	333,035	14,114,023

		28,763,737
Insurance: Property - Casualty – 5.9%
FNF Group	1,130,260	38,937,457
XL Group PLC	1,082,461	37,204,185

		76,141,642
Medical Equipment – 1.4%
Intuitive Surgical, Inc.(1)	34,773	18,392,831

		18,392,831

40	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS VALUE FUND

December 31, 2014	Shares	Value
Oil Well Equipment & Services – 1.0%
Rowan Companies PLC, Class A	579,008	$13,502,467

		13,502,467
Oil: Crude Producers – 4.0%
Concho Resources, Inc.(1)	152,499	15,211,775
Laredo Petroleum, Inc.(1)	1,048,100	10,847,835
Rosetta Resources, Inc.(1)	595,560	13,286,944
Unit Corp.(1)	356,315	12,150,341

		51,496,895
Pharmaceuticals – 6.1%
Actavis PLC(1)	114,008	29,346,799
Cardinal Health, Inc.	280,214	22,621,676
Endo International PLC(1)	278,227	20,065,731
Zoetis, Inc.	167,912	7,225,254

		79,259,460
Real Estate Investment Trusts – 5.5%
American Campus Communities, Inc.	504,079	20,848,707
Equity Commonwealth	601,100	15,430,237
Gaming and Leisure Properties, Inc.	609,405	17,879,943
Washington Prime Group, Inc.	945,900	16,288,398

		70,447,285
Real Estate Services – 1.5%
CBRE Group, Inc., Class A(1)	564,419	19,331,351

		19,331,351
Scientific Instruments: Pollution Control – 3.2%
Clean Harbors, Inc.(1)	872,907	41,943,181

		41,943,181
Utilities: Electrical – 1.6%
NRG Energy, Inc.	779,900	21,018,305

		21,018,305
Utilities: Gas Distributors – 2.6%
Questar Corp.	1,307,732	33,059,465

		33,059,465
Utilities: Miscellaneous – 2.3%
Calpine Corp.(1)	1,340,012	29,654,466

		29,654,466
Total Common Stocks (Cost $1,005,090,658)		1,244,404,114

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	41

SCHEDULE OF INVESTMENTS — RS VALUE FUND

December 31, 2014	Shares	Value
Rights – 0.1%
Diversified Media – 0.1%
Liberty Broadband Corp.(1)	76,308	$724,926

		724,926
Total Rights (Cost $0)		724,926

	Principal Amount	Value
Repurchase Agreements – 3.4%

Fixed Income Clearing Corp. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $43,905,000, due 1/2/2015(2)	$43,905,000	43,905,000
Total Repurchase Agreements (Cost $43,905,000)		43,905,000
Total Investments - 100.0% (Cost $1,048,995,658)		1,289,034,040
Other Liabilities, Net - 0.0%		(493,023)
Total Net Assets - 100.0%		$1,288,541,017

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	3.625%	2/15/2020	$44,787,956

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$1,244,404,114	$—	$—	$1,244,404,114

Rights	724,926	—	—	724,926

Repurchase Agreements	—	43,905,000	—	43,905,000

Total	$1,245,129,040	$43,905,000	$—	$1,289,034,040

42	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA FUND

December 31, 2014	Shares	Value
Common Stocks – 93.3%
Asset Management & Custodian – 5.0%
Franklin Resources, Inc.	466,900	$25,852,253
State Street Corp.	224,813	17,647,820

		43,500,073
Automobiles – 3.7%
General Motors Co.	934,000	32,605,940

		32,605,940
Banks: Diversified – 8.0%
Citizens Financial Group, Inc.	874,000	21,727,640
The PNC Financial Services Group, Inc.	244,500	22,305,735
Wells Fargo & Co.	479,300	26,275,226

		70,308,601
Cable Television Services – 1.0%
DIRECTV(1)	102,500	8,886,750

		8,886,750
Cement – 0.9%
Cemex S.A.B. de C.V., ADR(1)	808,964	8,243,343

		8,243,343
Chemicals: Specialty – 1.8%
Praxair, Inc.	121,189	15,701,247

		15,701,247
Computer Services, Software & Systems – 8.1%
Google, Inc., Class A(1)	51,054	27,092,316
Microsoft Corp.	687,700	31,943,665
Oracle Corp.	267,600	12,033,972

		71,069,953
Diversified Financial Services – 7.1%
Citigroup, Inc.	481,700	26,064,787
JPMorgan Chase & Co.	573,100	35,864,598

		61,929,385
Diversified Media – 4.4%
Twenty-First Century Fox, Inc., Class A	1,001,975	38,480,850

		38,480,850
Diversified Retail – 8.0%
Dollar General Corp.(1)	345,500	24,426,850
Liberty Interactive Corp., Class A(1)	1,547,121	45,516,300

		69,943,150
Drug & Grocery Store Chains – 2.4%
CVS Health Corp.	215,405	20,745,656

		20,745,656

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	43

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA FUND

December 31, 2014	Shares	Value
Foods – 2.6%
Mondelez International, Inc., Class A	621,000	$22,557,825

		22,557,825
Gas Pipeline – 3.3%
Kinder Morgan, Inc.	683,248	28,908,223

		28,908,223
Home Building – 1.8%
D.R. Horton, Inc.	618,300	15,636,807

		15,636,807
Insurance: Life – 3.0%
Prudential Financial, Inc.	293,400	26,540,964

		26,540,964
Insurance: Property - Casualty – 3.9%
FNF Group	525,800	18,113,810
The Allstate Corp.	220,998	15,525,109

		33,638,919
Machinery: Engines – 1.8%
Cummins, Inc.	110,170	15,883,209

		15,883,209
Medical Equipment – 1.4%
Intuitive Surgical, Inc.(1)	23,392	12,372,964

		12,372,964
Oil: Crude Producers – 2.3%
Cabot Oil & Gas Corp.	338,100	10,011,141
Concho Resources, Inc.(1)	99,029	9,878,143

		19,889,284
Oil: Integrated – 5.7%
Chevron Corp.	304,555	34,164,980
Marathon Oil Corp.	556,600	15,746,214

		49,911,194
Pharmaceuticals – 8.3%
Actavis PLC(1)	99,058	25,498,520
Merck & Co., Inc.	291,004	16,526,117
Pfizer, Inc.	967,105	30,125,321

		72,149,958
Radio & TV Broadcasters – 1.8%
Sirius XM Holdings, Inc.(1)	4,388,900	15,361,150

		15,361,150
Scientific Instruments: Control & Filter – 1.8%
Parker-Hannifin Corp.	122,870	15,844,086

		15,844,086

44	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LARGE CAP ALPHA FUND

December 31, 2014	Shares	Value
Semiconductors & Components – 3.1%
Broadcom Corp., Class A	616,100	$26,695,613

		26,695,613
Utilities: Electrical – 2.1%
NRG Energy, Inc.	677,600	18,261,320

		18,261,320
Total Common Stocks (Cost $656,146,089)		815,066,464

	Principal Amount	Value
Repurchase Agreements – 6.8%

Fixed Income Clearing Corp. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $59,656,000, due 1/2/2015(2)	$59,656,000	59,656,000
Total Repurchase Agreements (Cost $59,656,000)		59,656,000
Total Investments - 100.1% (Cost $715,802,089)		874,722,464
Other Liabilities, Net - (0.1)%		(892,872)
Total Net Assets - 100.0%		$873,829,592

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.375%	1/31/2020	$60,852,838

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$815,066,464	$—	$—	$815,066,464

Repurchase Agreements	—	59,656,000	—	59,656,000

Total	$815,066,464	$59,656,000	$—	$874,722,464

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	45

SCHEDULE OF INVESTMENTS — RS INVESTORS FUND

December 31, 2014	Shares	Value
Common Stocks – 98.3%
Auto Parts – 3.3%
Dana Holding Corp.	375,723	$8,168,218

		8,168,218
Back Office Support, HR and Consulting – 5.6%
Iron Mountain, Inc.	187,771	7,259,227
Performant Financial Corp.(1)	962,853	6,402,972

		13,662,199
Banks: Diversified – 7.3%
First Horizon National Corp.	666,900	9,056,502
KeyCorp	620,700	8,627,730

		17,684,232
Building Materials – 4.1%
Owens Corning	276,779	9,911,456

		9,911,456
Computer Services, Software & Systems – 7.5%
Google, Inc., Class A(1)	8,075	4,285,079
Informatica Corp.(1)	191,000	7,283,785
Microsoft Corp.	145,100	6,739,895

		18,308,759
Containers & Packaging – 3.0%
Sealed Air Corp.	169,900	7,208,857

		7,208,857
Diversified Financial Services – 3.5%
JPMorgan Chase & Co.	137,300	8,592,234

		8,592,234
Diversified Media – 4.2%
Twenty-First Century Fox, Inc., Class A	267,400	10,269,497

		10,269,497
Diversified Retail – 12.9%
Dollar General Corp.(1)	102,200	7,225,540
Liberty Interactive Corp., Class A(1)	513,700	15,113,054
Liberty Ventures, Series A(1)	241,539	9,110,851

		31,449,445
Health Care Management Services – 3.5%
Magellan Health, Inc.(1)	143,100	8,590,293

		8,590,293
Health Care Services – 7.9%
Allscripts Healthcare Solutions, Inc.	711,504	9,085,906
HMS Holdings Corp.(1)	484,262	10,237,299

		19,323,205

46	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTORS FUND

December 31, 2014	Foreign Currency	Shares	Value
Insurance: Property - Casualty – 10.4%
First American Financial Corp.		266,200	$9,024,180
FNF Group		225,400	7,765,030
XL Group PLC		250,300	8,602,811

			25,392,021
Metal Fabricating – 1.8%
MRC Global, Inc.(1)		291,200	4,411,680

			4,411,680
Oil: Crude Producers – 4.3%
Laredo Petroleum, Inc.(1)		330,700	3,422,745
Peyto Exploration & Development Corp.	CAD	248,180	7,149,754

			10,572,499
Oil: Integrated – 5.0%
Chevron Corp.		108,740	12,198,453

			12,198,453
Pharmaceuticals – 5.4%
Actavis PLC(1)		20,814	5,357,732
Pfizer, Inc.		251,800	7,843,570

			13,201,302
Precious Metals & Minerals – 3.3%
Horsehead Holding Corp.(1)		506,379	8,015,980

			8,015,980
Scientific Instruments: Pollution Control – 2.9%
Clean Harbors, Inc.(1)		148,153	7,118,752

			7,118,752
Semiconductors & Components – 2.4%
Broadcom Corp., Class A		134,200	5,814,886

			5,814,886
Total Common Stocks (Cost $228,164,953)			239,893,968

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	47

SCHEDULE OF INVESTMENTS — RS INVESTORS FUND

December 31, 2014	Principal Amount	Value
Repurchase Agreements – 1.8%

Fixed Income Clearing Corp. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $4,340,000, due 1/2/2015(2)	$4,340,000	$4,340,000
Total Repurchase Agreements (Cost $4,340,000)		4,340,000
Total Investments - 100.1% (Cost $232,504,953)		244,233,968
Other Liabilities, Net - (0.1)%		(350,664)
Total Net Assets - 100.0%		$243,883,304

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	3.625%	2/15/2020	$4,429,456

Legend:

Foreign-denominated Security

CAD – Canadian Dollar

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$239,893,968	$—	$—	$239,893,968

Repurchase Agreements	—	4,340,000	—	4,340,000

Total	$239,893,968	$4,340,000	$—	$244,233,968

48	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS GLOBAL NATURAL RESOURCES FUND

December 31, 2014	Foreign Currency	Shares	Value
Common Stocks – 94.4%
Chemicals: Diversified – 7.2%
Sociedad Quimica y Minera de Chile S.A., ADR		8,784,648	$209,777,394

			209,777,394
Copper – 10.0%
First Quantum Minerals Ltd.	CAD	13,622,796	193,589,570
HudBay Minerals, Inc.		8,517,818	73,934,660
Taseko Mines Ltd.(1)(2)		23,088,769	23,781,432

			291,305,662
Fertilizers – 5.4%
The Mosaic Co.		3,437,819	156,936,437

			156,936,437
Gold – 3.1%
Goldcorp, Inc.		4,896,553	90,684,162

			90,684,162
Metals & Minerals: Diversified – 18.9%
Compass Minerals International, Inc.		705,320	61,242,936
Iluka Resources Ltd.(1)	AUD	22,243,492	106,928,275
Mineral Resources Ltd.(1)	AUD	13,416,705	82,119,087
Turquoise Hill Resources Ltd.(2)		97,471,035	302,160,209

			552,450,507
Oil: Crude Producers – 47.6%
Antero Resources Corp.(2)		2,525,589	102,488,402
Cabot Oil & Gas Corp.		4,784,403	141,666,173
Concho Resources, Inc.(2)		840,918	83,881,570
Denbury Resources, Inc.		9,404,061	76,455,016
EOG Resources, Inc.		341,239	31,417,875
Kosmos Energy Ltd.(2)		12,318,581	103,352,895
Laredo Petroleum, Inc.(1)(2)		8,654,525	89,574,334
Noble Energy, Inc.		3,189,790	151,291,740
Ophir Energy PLC(2)	GBP	25,023,685	54,334,541
Painted Pony Petroleum Ltd.(1)(2)	CAD	2,159,135	17,190,565
Painted Pony Petroleum Ltd.(1)(2)(3)(4)	CAD	2,639,404	21,014,363
Peyto Exploration & Development Corp.	CAD	5,055,485	145,642,178
Range Resources Corp.		2,832,530	151,398,728
Rosetta Resources, Inc.(1)(2)		3,694,571	82,425,879
Salamander Energy PLC(1)(2)	GBP	23,609,608	23,727,214
Tourmaline Oil Corp.(2)	CAD	3,434,110	114,391,511

			1,390,252,984

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	49

SCHEDULE OF INVESTMENTS — RS GLOBAL NATURAL RESOURCES FUND

December 31, 2014	Shares	Value
Utilities: Miscellaneous – 2.2%
Calpine Corp.(2)	2,840,364	$62,857,255

		62,857,255
Total Common Stocks (Cost $3,544,055,652)		2,754,264,401

	Principal Amount	Value
Repurchase Agreements – 5.9%

Fixed Income Clearing Corp. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $173,396,000, due 1/2/2015(5)	$173,396,000	173,396,000
Total Repurchase Agreements (Cost $173,396,000)		173,396,000
Total Investments - 100.3% (Cost $3,717,451,652)		2,927,660,401
Other Liabilities, Net - (0.3)%		(8,980,963)
Total Net Assets - 100.0%		$2,918,679,438

(1)	Affiliated issuer. See 2d in Notes to Financial Statements.
(2)	Non-income producing security.
(3)	Fair valued security. See 1a in Notes to Financial Statements.
(4)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2014, the aggregate market value of these securities amounted to $21,014,363, representing 0.7% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	3.625%	2/15/2020	$132,163,000

U.S. Treasury Note	2.00%	7/31/2020	12,132,900

U.S. Treasury Note	2.00%	2/28/2021	23,328,507

U.S. Treasury Note	2.00%	5/31/2021	3,386,031

U.S. Treasury Note	3.125%	5/15/2021	5,858,750

Legend:

ADR – American Depositary Receipt.

50	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL NATURAL RESOURCES FUND

Foreign-Denominated Security

AUD – Australian Dollar

CAD – Canadian Dollar

GBP – Great British Pound

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks

Other	$2,678,915,497	$—		$—	$2,678,915,497

Ophir Energy PLC	—	54,334,541	*	—	54,334,541

Painted Pony Petroleum Ltd.	—	21,014,363		—	21,014,363

Repurchase Agreements	—	173,396,000		—	173,396,000

Total	$2,678,915,497	$248,744,904		$—	$2,927,660,401

*	Security whose value was determined by a pricing service using a pricing model (See 1a in Notes to Financial Statements) and was classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	51

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of December 31, 2014	RS Partners
Assets
Investments in unaffiliated issuers, at value	$1,652,350,994
Investments in affiliated issuers, at value	84,250,657

Investments in securities, at value	1,736,601,651
Cash	716
Foreign currency, at value	—
Receivable for investments sold	4,309,812
Receivable for fund shares subscribed	3,124,362
Dividends receivable	1,988,508
Prepaid expenses	32,998

Total Assets	1,746,058,047

Liabilities
Payable for fund shares redeemed	8,456,507
Payable to adviser	1,372,402
Payable to distributor	29,390
Accrued trustees’ fees	26,758
Payable for investments purchased	—
Distributions payable	—
Accrued expenses/other liabilities	911,059

Total Liabilities	10,796,116

Total Net Assets	$1,735,261,931

Net Assets Consist of:
Paid-in capital	$1,491,791,667
Distributions in excess of net investment income	—
Accumulated net investment income/(loss)	—
Accumulated net realized gain/(loss) from investments, foreign currency transactions and in-kind redemptions	(5,052,008)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	248,522,272

Total Net Assets	$1,735,261,931

Investments in Unaffiliated Issuers, at Cost	$1,401,855,984

Investments in Affiliated Issuers, at Cost	$86,223,551

Foreign Currency, at Cost	$—

Pricing of Shares
Net Assets:
Class A	$827,108,362
Class C	—
Class K	4,320,546
Class Y	903,833,023
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	26,608,314
Class C	—
Class K	145,351
Class Y	28,291,005
Net Asset Value Per Share:
Class A	$31.08
Class C	—
Class K	29.72
Class Y	31.95
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$32.63

52	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value	RS Large Cap Alpha	RS Investors	RS Global Natural Resources

$1,289,034,040	$874,722,464	$244,233,968	$2,480,899,252
—	—	—	446,761,149

1,289,034,040	874,722,464	244,233,968	2,927,660,401
173,219	257	40,722	631
—	—	—	6
2,183,476	—	—	3,019,355
1,826,391	304,605	672,618	21,657,125
563,204	688,915	101,759	406,859
31,774	23,873	24,403	55,582

1,293,812,104	875,740,114	245,073,470	2,952,799,959

3,207,506	1,204,958	332,278	30,185,775
859,975	370,475	147,435	2,624,685
19,697	28,437	6,923	31,370
18,570	12,392	3,652	56,729
667,529	—	618,021	60,957
—	—	23	—
497,810	294,260	81,834	1,161,005

5,271,087	1,910,522	1,190,166	34,120,521

$1,288,541,017	$873,829,592	$243,883,304	$2,918,679,438

$1,023,432,243	$682,301,400	$240,302,672	$3,984,245,516
—	—	—	(1,917)
—	215,416	(2,522)	—
25,070,392	32,392,401	(8,145,886)	(275,775,358)
240,038,382	158,920,375	11,729,040	(789,788,803)

$1,288,541,017	$873,829,592	$243,883,304	$2,918,679,438

$1,048,995,658	$715,802,089	$232,504,953	$2,849,112,825

$—	$—	$—	$868,338,827

$—	$—	$—	$6

$432,081,944	$630,653,883	$67,363,906	$620,029,476
30,567,584	36,867,538	31,819,246	63,193,474
4,412,070	16,458,520	2,076,711	4,929,092
821,479,419	189,849,651	142,623,441	2,230,527,396

13,076,257	10,643,843	5,201,918	24,988,128
969,254	683,238	2,595,663	2,727,624
136,618	278,232	168,904	206,890
24,719,435	3,213,175	10,931,749	87,543,829

$33.04	$59.25	$12.95	$24.81
31.54	53.96	12.26	23.17
32.29	59.15	12.30	23.82
33.23	59.08	13.05	25.48
4.75%	4.75%	4.75%	4.75%
$34.69	$62.20	$13.60	$26.05

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	53

FINANCIAL INFORMATION

Statements of Operations For the Year Ended December 31, 2014	RS Partners
Investment Income
Dividends	$23,608,227
Dividends from affiliated issuers	—
Interest	—
Withholding taxes on foreign dividends	(266,512)

Total Investment Income	23,341,715

Expenses
Investment advisory fees	20,797,706
Transfer agent fees	3,821,310
Distribution fees	2,873,550
Shareholder reports	347,116
Professional fees	246,091
Administrative service fees	199,270
Custodian fees	157,614
Trustees’ fees	122,740
Insurance expense	69,072
Registration fees	38,784
Other expenses	44,162

Total Expenses	28,717,415

Less: Fee waiver by adviser	(1,705,731)

Total Expenses, Net	27,011,684

Net Investment Income/(Loss)	(3,669,969)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Foreign Currency Transactions and In-kind Redemptions
Net realized gain/(loss) from investments	335,283,829
Net realized gain/(loss) from investments in affiliated issuers	1,926,469
Net realized loss from foreign currency transactions	(60,864)
Net realized gain from in-kind redemptions	46,579,480
Net change in unrealized appreciation/depreciation on investments	(425,531,399)
Net change in unrealized appreciation/depreciation on investments in affiliated issuers	(32,035,035)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(442)

Net Gain/(Loss) on Investments, Foreign Currency Transactions and In-kind Redemptions	(73,837,962)

Net Increase/(Decrease) in Net Assets Resulting from Operations	$(77,507,931)

54	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value	RS Large Cap Alpha	RS Investors	RS Global Natural Resources

$26,712,579	$15,402,695	$5,344,020	$53,347,750
—	—	—	15,313,737
6,135	—	—	461
—	(83,287)	(31,448)	(4,864,577)

26,718,714	15,319,408	5,312,572	63,797,371

11,060,984	4,253,704	2,166,790	46,527,321
2,419,989	975,258	240,574	5,124,705
1,728,658	2,008,939	397,408	3,922,220
279,367	52,857	24,467	448,220
167,117	114,065	57,313	492,567
123,075	80,442	21,166	435,755
94,891	72,938	40,433	504,090
76,700	49,927	13,402	272,370
51,160	24,845	2,992	112,452
59,152	44,911	58,652	81,049
29,067	17,931	5,162	103,356

16,090,160	7,695,817	3,028,359	58,024,105

(730,505)	—	(334,111)	(375,596)

15,359,655	7,695,817	2,694,248	57,648,509

11,359,059	7,623,591	2,618,324	6,148,862

216,210,571	125,220,378	1,426,787	(94,585,270)
—	—	—	(60,191,774)
—	(13,880)	(4,214)	(1,106,939)
—	—	—	24,187,936
(83,405,281)	(27,603,945)	2,423,890	(698,342,444)
—	—	—	(195,912,728)
—	(210)	(22)	(2,792)

132,805,290	97,602,343	3,846,441	(1,025,954,011)

$144,164,349	$105,225,934	$6,464,765	$(1,019,805,149)

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	55

FINANCIAL INFORMATION

Statements of Changes in Net Assets	RS Partners

	For the Year Ended 12/31/14	For the Year Ended 12/31/13

Operations
Net investment income/(loss)	$(3,669,969)	$(5,017,413)
Net realized gain from investments, foreign currency transactions and in-kind redemptions	383,728,914	308,912,788
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(457,566,876)	398,954,686

Net Increase/(Decrease) in Net Assets Resulting from Operations	(77,507,931)	702,850,061

Distributions to Shareholders
Net investment income
Class A	—	—
Class C	—	—
Class K	—	—
Class Y	—	(806,086)
Net realized gain on investments
Class A	(161,856,174)	(153,254,449)
Class C	—	—
Class K	(846,972)	(590,584)
Class Y	(176,090,672)	(109,159,197)

Total Distributions	(338,793,818)	(263,810,316)

Capital Share Transactions
Proceeds from sales of shares	475,518,463	464,351,284
Reinvestment of distributions	329,290,295	256,798,544
Cost of shares redeemed	(825,007,282)	(610,085,790)
In-kind redemptions	(138,910,943)	—

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(159,109,467)	111,064,038

Net Increase/(Decrease) in Net Assets	(575,411,216)	550,103,783

Net Assets
Beginning of year	2,310,673,147	1,760,569,364

End of year	$1,735,261,931	$2,310,673,147

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(28,303)

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$—	$—

Other Information:
Shares
Sold	11,921,028	12,023,911
Reinvested	10,617,584	6,511,481
Redeemed	(21,234,629)	(16,224,329)
In-kind redemptions	(3,443,292)	—

Net Increase/(Decrease)	(2,139,309)	2,311,063

56	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value		RS Large Cap Alpha

For the Year Ended 12/31/14	For the Year Ended 12/31/13	For the Year Ended 12/31/14	For the Year Ended 12/31/13

$11,359,059	$(918,710)	$7,623,591	$6,752,629
216,210,571	187,317,981	125,206,498	101,705,070
(83,405,281)	196,624,646	(27,604,155)	136,970,302

144,164,349	383,023,917	105,225,934	245,428,001

(4,068,377)	(1,053,473)	(5,212,174)	(4,752,909)
(113,183)	—	(63,919)	(68,116)
(31,175)	—	(69,893)	(70,679)
(10,774,202)	(2,539,539)	(2,043,742)	(1,857,804)

(60,777,666)	(15,480,455)	(66,219,711)	(11,780,767)
(4,492,092)	(761,575)	(4,256,029)	(709,927)
(612,247)	(97,799)	(1,743,700)	(335,747)
(112,929,517)	(15,310,507)	(19,906,901)	(3,474,882)

(193,798,459)	(35,243,348)	(99,516,069)	(23,050,831)

329,646,664	301,163,964	72,459,987	81,874,599
187,916,999	34,084,571	95,652,762	22,203,055
(499,816,537)	(445,489,560)	(145,652,514)	(143,726,504)
—	—	—	—

17,747,126	(110,241,025)	22,460,235	(39,648,850)

(31,886,984)	237,539,544	28,170,100	182,728,320

1,320,428,001	1,082,888,457	845,659,492	662,931,172

$1,288,541,017	$1,320,428,001	$873,829,592	$845,659,492

$—	$—	$—	$(4,567)

$—	$—	$215,416	$—

8,930,299	9,646,048	1,183,311	1,584,994
5,752,188	1,005,649	1,631,771	387,267
(13,682,307)	(14,440,666)	(2,372,305)	(2,734,202)
—	—	—	—

1,000,180	(3,788,969)	442,777	(761,941)

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	57

FINANCIAL INFORMATION

Statements of Changes in Net Assets (continued)	RS Investors

	For the Year Ended 12/31/14	For the Year Ended 12/31/13

Operations
Net investment income/(loss)	$2,618,324	$(57,808)
Net realized gain/(loss) from investments, foreign currency transactions and in-kind redemptions	1,422,573	4,893,251
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	2,423,868	7,170,100

Net Increase/(Decrease) in Net Assets Resulting from Operations	6,464,765	12,005,543

Distributions to Shareholders
Net investment income
Class A	(620,581)	(507)
Class C	(181,578)	(88)
Class K	(15,605)	(10)
Class Y	(1,796,849)	(55,843)
Net realized gain on investments
Class A	(2,567,017)	(159,171)
Class C	(1,270,050)	(27,593)
Class K	(81,496)	(3,059)
Class Y	(5,372,611)	(333,997)

Total Distributions	(11,905,787)	(580,268)

Capital Share Transactions
Proceeds from sales of shares	243,598,882	99,663,148
Reinvestment of distributions	7,560,089	544,826
Cost of shares redeemed	(115,837,384)	(12,994,813)
In-kind redemptions	—	—

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	135,321,587	87,213,161

Net Increase/(Decrease) in Net Assets	129,880,565	98,638,436

Net Assets
Beginning of year	114,002,739	15,364,303

End of year	$243,883,304	$114,002,739

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(1,761)

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$(2,522)	$—

Other Information:
Shares
Sold	18,230,327	8,125,153
Reinvested	595,492	42,997
Redeemed	(8,667,673)	(1,145,196)
In-kind redemptions	—	—

Net Increase/(Decrease)	10,158,146	7,022,954

58	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Global Natural Resources

For the Year Ended 12/31/14	For the Year Ended 12/31/13

$6,148,862	$364,373
(131,696,047)	274,961,268
(894,257,964)	(310,673,217)

(1,019,805,149)	(35,347,576)

(321,500)	—
(34,998)	—
(2,471)	—
(1,070,690)	—

(53,670,914)	(45,921,954)
(5,842,539)	(5,022,226)
(412,466)	(284,620)
(178,739,897)	(120,136,747)

(240,095,475)	(171,365,547)

1,354,014,298	2,648,854,448
221,041,107	154,071,166
(2,106,598,978)	(1,949,378,341)
(77,376,760)	—

(608,920,333)	853,547,273

(1,868,820,957)	646,834,150

4,787,500,395	4,140,666,245

$2,918,679,438	$4,787,500,395

$(1,917)	$—

$—	$(7,946,560)

39,224,159	70,559,651
8,800,146	4,508,492
(65,412,182)	(52,356,575)
(2,054,233)	—

(19,442,110)	22,711,568

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	59

FINANCIAL INFORMATION

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Partners Fund
Class A
Year Ended 12/31/14	$40.09	$(0.14)[3]	$(1.52)	$(1.66)	$—	$(7.35)
Year Ended 12/31/13	31.93	(0.15)	13.48	13.33	—	(5.17)
Year Ended 12/31/12	29.28	(0.09)	5.74	5.65	—	(3.00)
Year Ended 12/31/11	33.09	(0.27)	(2.28)	(2.55)	—	(1.26)
Year Ended 12/31/10	25.86	(0.33)	7.56	7.23	—	—

Class K
Year Ended 12/31/14	$38.82	$(0.25)[3]	$(1.50)	$(1.75)	$—	$(7.35)
Year Ended 12/31/13	31.14	(0.18)	13.03	12.85	—	(5.17)
Year Ended 12/31/12	28.75	(0.39)	5.78	5.39	—	(3.00)
Year Ended 12/31/11	32.67	(0.51)	(2.15)	(2.66)	—	(1.26)
Year Ended 12/31/10	25.66	(1.21)	8.22	7.01	—	—

Class Y
Year Ended 12/31/14	$40.86	$0.01 [3]	$(1.57)	$(1.56)	$—	$(7.35)
Year Ended 12/31/13	32.38	(0.06)	13.75	13.69	(0.04)	(5.17)
Year Ended 12/31/12	29.58	0.02	5.78	5.80	—	(3.00)
Year Ended 12/31/11	33.31	(0.16)	(2.31)	(2.47)	—	(1.26)
Year Ended 12/31/10	25.95	(0.21)	7.57	7.36	—	—

See notes to Financial Highlights on page 69.

60	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(7.35)	$31.08	(3.85)%	$827,108	1.45%	1.55%	(0.35)%	(0.45)%	47%
(5.17)	40.09	42.15%	1,335,819	1.45%	1.51%	(0.39)%	(0.45)%	49%
(3.00)	31.93	19.39%	1,137,349	1.45%	1.48%	(0.21)%	(0.24)%	39%
(1.26)	29.28	(7.59)%	1,290,313	1.47%	1.47%	(0.77)%	(0.77)%	40%
—	33.09	27.96%	1,675,852	1.49%	1.50%	(1.07)%	(1.08)%	61%

$(7.35)	$29.72	(4.21)%	$4,321	1.80%	1.88%	(0.66)%	(0.74)%	47%
(5.17)	38.82	41.68%	4,920	1.79%	1.85%	(0.73)%	(0.79)%	49%
(3.00)	31.14	18.84%	3,770	1.90%	1.93%	(0.65)%	(0.68)%	39%
(1.26)	28.75	(8.03)%	3,976	1.96%	1.96%	(1.25)%	(1.25)%	40%
—	32.67	27.32%	4,905	1.86%	1.87%	(1.44)%	(1.45)%	61%

$(7.35)	$31.95	(3.53)%	$903,833	1.11%	1.18%	0.04%	(0.03)%	47%
(5.21)	40.86	42.68%	969,934	1.11%	1.17%	(0.04)%	(0.10)%	49%
(3.00)	32.38	19.70%	619,450	1.16%	1.19%	0.13%	0.10%	39%
(1.26)	29.58	(7.30)%	507,063	1.18%	1.18%	(0.47)%	(0.47)%	40%
—	33.31	28.36%	538,428	1.13%	1.14%	(0.71)%	(0.72)%	61%

See notes to Financial Highlights on page 69.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	61

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Value Fund
Class A
Year Ended 12/31/14	$34.76	$0.25 [3]	$3.71	$3.96	$(0.36)	$(5.32)
Year Ended 12/31/13	25.93	(0.07)	9.82	9.75	(0.06)	(0.86)
Year Ended 12/31/12	23.04	0.26	2.92	3.18	(0.29)	—
Year Ended 12/31/11	25.91	(0.14)	(2.73)	(2.87)	—	—
Year Ended 12/31/10	20.65	(0.13)	5.39	5.26	—	—

Class C
Year Ended 12/31/14	$33.47	$— [3,4]	$3.52	$3.52	$(0.13)	$(5.32)
Year Ended 12/31/13	25.13	(0.35)	9.55	9.20	—	(0.86)
Year Ended 12/31/12	22.35	(0.04)	2.94	2.90	(0.12)	—
Year Ended 12/31/11	25.33	(0.27)	(2.71)	(2.98)	—	—
Year Ended 12/31/10	20.33	(0.21)	5.21	5.00	—	—

Class K
Year Ended 12/31/14	$34.15	$0.13 [3]	$3.60	$3.73	$(0.27)	$(5.32)
Year Ended 12/31/13	25.54	(0.31)	9.78	9.47	—	(0.86)
Year Ended 12/31/12	22.73	0.21	2.83	3.04	(0.23)	—
Year Ended 12/31/11	25.66	(0.16)	(2.77)	(2.93)	—	—
Year Ended 12/31/10	20.53	(0.13)	5.26	5.13	—	—

Class Y
Year Ended 12/31/14	$34.99	$0.38 [3]	$3.69	$4.07	$(0.51)	$(5.32)
Year Ended 12/31/13	26.09	0.02	9.88	9.90	(0.14)	(0.86)
Year Ended 12/31/12	23.19	0.43	2.84	3.27	(0.37)	—
Year Ended 12/31/11	26.01	(0.02)	(2.80)	(2.82)	—	—
Year Ended 12/31/10	20.66	(0.05)	5.40	5.35	—	—

See notes to Financial Highlights on page 69.

62	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(5.68)	$33.04	11.60%	$432,082	1.29%	1.35%	0.71%		0.65%	56%
(0.92)	34.76	37.68%	642,364	1.28%	1.35%	(0.17)%		(0.24)%	48%
(0.29)	25.93	13.83%	584,056	1.28%	1.37%	0.94%		0.85%	58%
—	23.04	(11.08)%	805,042	1.28%	1.31%	(0.35)%		(0.38)%	40%
—	25.91	25.47%	1,484,732	1.28%	1.38%	(0.49)%		(0.59)%	51%

$(5.45)	$31.54	10.75%	$30,568	2.06%	2.11%	0.00%	[5]	(0.05)%	56%
(0.86)	33.47	36.69%	30,534	2.03%	2.11%	(0.92)%		(1.00)%	48%
(0.12)	25.13	12.98%	25,402	2.03%	2.11%	0.28%		0.20%	58%
—	22.35	(11.76)%	27,851	2.03%	2.10%	(1.07)%		(1.14)%	40%
—	25.33	24.59%	31,447	2.03%	2.09%	(1.23)%		(1.29)%	51%

$(5.59)	$32.29	11.15%	$4,412	1.69%	1.73%	0.37%		0.33%	56%
(0.86)	34.15	37.16%	3,948	1.68%	1.70%	(0.55)%		(0.57)%	48%
(0.23)	25.54	13.38%	4,116	1.68%	1.74%	0.71%		0.65%	58%
—	22.73	(11.42)%	3,184	1.68%	1.81%	(0.71)%		(0.84)%	40%
—	25.66	24.99%	3,298	1.68%	1.77%	(0.87)%		(0.96)%	51%

$(5.83)	$33.23	11.85%	$821,479	1.05%	1.11%	1.05%		0.99%	56%
(1.00)	34.99	38.05%	643,582	1.03%	1.14%	0.08%		(0.03)%	48%
(0.37)	26.09	14.12%	469,314	1.03%	1.12%	1.23%		1.14%	58%
—	23.19	(10.84)%	613,636	1.03%	1.14%	(0.06)%		(0.17)%	40%
—	26.01	25.90%	566,518	0.95%	0.95%	(0.17)%		(0.17)%	51%

See notes to Financial Highlights on page 69.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	63

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Large Cap Alpha Fund
Class A
Year Ended 12/31/14	$59.06	$0.55	[3]	$7.13	$7.68	$(0.55)	$(6.94)	$(7.49)
Year Ended 12/31/13	43.95	0.45	[3]	16.28	16.73	(0.47)	(1.15)	(1.62)
Year Ended 12/31/12	38.48	0.67	[3]	5.58	6.25	(0.78)	—	(0.78)
Year Ended 12/31/11	42.51	0.24	[3]	(4.09)	(3.85)	(0.23)	—	(0.23)
Year Ended 12/31/10	37.04	0.12	[3]	6.03	6.15	(0.68)	—	(0.68)

Class C
Year Ended 12/31/14	$54.43	$0.04	[3]	$6.53	$6.57	$(0.10)	$(6.94)	$(7.04)
Year Ended 12/31/13	40.66	0.02	[3]	15.01	15.03	(0.11)	(1.15)	(1.26)
Year Ended 12/31/12	35.63	0.30	[3]	5.17	5.47	(0.44)	—	(0.44)
Year Ended 12/31/11	39.44	(0.08)[3]		(3.78)	(3.86)	—	—	—
Year Ended 12/31/10	34.57	(0.15)[3]		5.59	5.44	(0.57)	—	(0.57)

Class K
Year Ended 12/31/14	$58.97	$0.31	[3]	$7.09	$7.40	$(0.28)	$(6.94)	$(7.22)
Year Ended 12/31/13	43.88	0.25	[3]	16.23	16.48	(0.24)	(1.15)	(1.39)
Year Ended 12/31/12	38.42	0.53	[3]	5.55	6.08	(0.62)	—	(0.62)
Year Ended 12/31/11	42.35	0.06	[3]	(4.04)	(3.98)	—	—	—
Year Ended 12/31/10	36.94	(0.01)[3]		5.99	5.98	(0.57)	—	(0.57)

Class Y
Year Ended 12/31/14	$58.92	$0.71	[3]	$7.10	$7.81	$(0.71)	$(6.94)	$(7.65)
Year Ended 12/31/13	43.83	0.59	[3]	16.27	16.86	(0.62)	(1.15)	(1.77)
Year Ended 12/31/12	38.38	0.77	[3]	5.59	6.36	(0.91)	—	(0.91)
Year Ended 12/31/11	42.46	0.38	[3]	(4.12)	(3.74)	(0.39)	—	(0.39)
Year Ended 12/31/10	37.00	0.25	[3]	6.03	6.28	(0.82)	—	(0.82)

See notes to Financial Highlights on page 69.

64	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$59.25	13.08%		$630,654	0.92%	0.92%	0.89%	0.89%	60%
—	59.06	38.17%		618,893	0.92%	0.92%	0.86%	0.86%	48%
—	43.95	16.26%		491,082	0.98%	0.98%	1.59%	1.59%	51%
0.05	38.48	(8.92)%	[5]	485,820	0.92%	0.92%	0.58%	0.58%	41%
—	42.51	16.63%		734,834	0.95%	0.96%	0.31%	0.30%	50%

$—	$53.96	12.15%		$36,868	1.73%	1.73%	0.08%	0.08%	60%
—	54.43	37.06%		34,506	1.74%	1.74%	0.04%	0.04%	48%
—	40.66	15.37%		23,824	1.75%	1.75%	0.78%	0.78%	51%
0.05	35.63	(9.66)%	[5]	27,323	1.69%	1.69%	(0.22)%	(0.22)%	41%
—	39.44	15.76%		48,829	1.70%	1.70%	(0.42)%	(0.42)%	50%

$—	$59.15	12.62%		$16,458	1.31%	1.31%	0.50%	0.50%	60%
—	58.97	37.66%		16,785	1.31%	1.31%	0.48%	0.48%	48%
—	43.88	15.84%		13,911	1.33%	1.33%	1.26%	1.26%	51%
0.05	38.42	(9.28)%	[5]	13,667	1.33%	1.33%	0.13%	0.13%	41%
—	42.35	16.21%		28,458	1.30%	1.33%	(0.02)%	(0.05)%	50%

$—	$59.08	13.34%		$189,850	0.66%	0.66%	1.16%	1.16%	60%
—	58.92	38.58%		175,475	0.65%	0.65%	1.13%	1.13%	48%
—	43.83	16.58%		134,114	0.69%	0.69%	1.84%	1.84%	51%
0.05	38.38	(8.65)%	[5]	144,642	0.63%	0.63%	0.98%	0.98%	41%
—	42.46	17.01%		22,250	0.63%	0.63%	0.65%	0.65%	50%

See notes to Financial Highlights on page 69.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	65

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment income/(Loss)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Investors Fund
Class A
Year Ended 12/31/14	$13.02	$0.14	[3]	$0.42	$0.56	$(0.12)	$(0.51)
Year Ended 12/31/13	8.96	(0.02)[3]		4.14	4.12	— [4]	(0.06)
Year Ended 12/31/12	7.48	0.12	[3]	1.48	1.60	(0.12)	—
Year Ended 12/31/11	7.88	(0.01)[3]		(0.39)	(0.40)	—	—
Year Ended 12/31/10	6.31	(0.01)[3]		1.58	1.57	—	—

Class C
Year Ended 12/31/14	$12.40	$0.02	[3]	$0.42	$0.44	$(0.07)	$(0.51)
Year Ended 12/31/13	8.60	(0.11)[3]		3.97	3.86	— [4]	(0.06)
Year Ended 12/31/12	7.16	0.05	[3]	1.42	1.47	(0.03)	—
Year Ended 12/31/11	7.60	(0.06)[3]		(0.38)	(0.44)	—	—
Year Ended 12/31/10	6.09	(0.03)[3]		1.54	1.51	—	—

Class K
Year Ended 12/31/14	$12.43	$0.06	[3]	$0.42	$0.48	$(0.10)	$(0.51)
Year Ended 12/31/13	8.59	(0.07)[3]		3.97	3.90	— [4]	(0.06)
Year Ended 12/31/12	7.16	0.09	[3]	1.42	1.51	(0.08)	—
Year Ended 12/31/11	7.57	(0.03)[3]		(0.38)	(0.41)	—	—
Year Ended 12/31/10	6.07	(0.01)[3]		1.51	1.50	—	—

Class Y
Year Ended 12/31/14	$13.12	$0.20	[3]	$0.41	$0.61	$(0.17)	$(0.51)
Year Ended 12/31/13	9.01	0.01	[3]	4.17	4.18	(0.01)	(0.06)
Year Ended 12/31/12	7.52	0.11	[3]	1.53	1.64	(0.15)	—
Year Ended 12/31/11	7.92	—	[3,4]	(0.40)	(0.40)	—	—
Year Ended 12/31/10	6.35	(0.01)[3]		1.58	1.57	—	—

See notes to Financial Highlights on page 69.

66	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.63)	$12.95	4.39%	$67,364	1.32%	1.52%	1.04%	0.84%	83%
(0.06)	13.02	46.04%	35,159	1.30%	1.89%	(0.23)%	(0.82)%	128%
(0.12)	8.96	21.46%	12,183	1.30%	2.28%	1.42%	0.44%	97%
—	7.48	(5.08)%	11,715	1.22%	2.07%	(0.11)%	(0.96)%	55%
—	7.88	24.88%	13,004	1.05%	2.18%	(0.18)%	(1.31)%	62%

$(0.58)	$12.26	3.63%	$31,819	2.07%	2.29%	0.18%	(0.04)%	83%
(0.06)	12.40	44.94%	6,473	2.05%	2.66%	(0.99)%	(1.59)%	128%
(0.03)	8.60	20.59%	588	2.05%	3.31%	0.62%	(0.64)%	97%
—	7.16	(5.79)%	642	1.87%	2.99%	(0.75)%	(1.87)%	55%
—	7.60	24.79%	548	1.34%	3.57%	(0.43)%	(2.66)%	62%

$(0.61)	$12.30	3.90%	$2,077	1.91%	1.97%	0.47%	0.41%	83%
(0.06)	12.43	45.46%	628	1.70%	2.56%	(0.66)%	(1.51)%	128%
(0.08)	8.59	21.04%	211	1.70%	3.22%	1.17%	(0.35)%	97%
—	7.16	(5.42)%	151	1.52%	2.65%	(0.40)%	(1.53)%	55%
—	7.57	24.71%	133	1.05%	2.83%	(0.16)%	(1.94)%	62%

$(0.68)	$13.05	4.72%	$142,623	1.05%	1.17%	1.49%	1.37%	83%
(0.07)	13.12	46.45%	71,743	1.05%	1.44%	0.04%	(0.34)%	128%
(0.15)	9.01	21.86%	2,382	1.05%	1.91%	1.38%	0.52%	97%
—	7.52	(5.05)%	2,954	1.05%	1.72%	0.05%	(0.62)%	55%
—	7.92	24.72%	3,778	1.05%	1.80%	(0.17)%	(0.92)%	62%

See notes to Financial Highlights on page 69.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	67

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Global Natural Resources Fund
Class A
Year Ended 12/31/14	$35.02	$(0.04)[3]	$(7.97)	$(8.01)	$(0.01)	$(2.19)
Year Ended 12/31/13	36.60	(0.07)[3]	(0.20)	(0.27)	—	(1.31)
Year Ended 12/31/12	34.60	(0.10)[3]	2.21	2.11	—	(0.11)
Year Ended 12/31/11	37.58	(0.15)[3]	(2.60)	(2.75)	—	(0.23)
Year Ended 12/31/10	29.94	(0.14)[3]	7.78	7.64	—	—

Class C
Year Ended 12/31/14	$33.14	$(0.29)[3]	$(7.48)	$(7.77)	$(0.01)	$(2.19)
Year Ended 12/31/13	34.98	(0.34)[3]	(0.19)	(0.53)	—	(1.31)
Year Ended 12/31/12	33.30	(0.33)[3]	2.12	1.79	—	(0.11)
Year Ended 12/31/11	36.45	(0.40)[3]	(2.52)	(2.92)	—	(0.23)
Year Ended 12/31/10	29.26	(0.38)[3]	7.57	7.19	—	—

Class K
Year Ended 12/31/14	$33.86	$(0.16)[3]	$(7.68)	$(7.84)	$(0.01)	$(2.19)
Year Ended 12/31/13	35.57	(0.18)[3]	(0.22)	(0.40)	—	(1.31)
Year Ended 12/31/12	33.74	(0.22)[3]	2.16	1.94	—	(0.11)
Year Ended 12/31/11	36.81	(0.30)[3]	(2.54)	(2.84)	—	(0.23)
Year Ended 12/31/10	29.46	(0.28)[3]	7.63	7.35	—	—

Class Y
Year Ended 12/31/14	$35.76	$0.09 [3]	$(8.17)	$(8.08)	$(0.01)	$(2.19)
Year Ended 12/31/13	37.23	0.06 [3]	(0.22)	(0.16)	—	(1.31)
Year Ended 12/31/12	35.10	0.04 [3]	2.25	2.29	(0.05)	(0.11)
Year Ended 12/31/11	38.00	(0.01)[3]	(2.66)	(2.67)	—	(0.23)
Year Ended 12/31/10	30.17	(0.02)[3]	7.85	7.83	—	—

68	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(2.20)	$24.81	(22.84)%	$620,030	1.47%	1.48%	(0.10)%	(0.11)%	34%
(1.31)	35.02	(0.60)%	1,254,213	1.43%	1.46%	(0.18)%	(0.21)%	39%
(0.11)	36.60	6.10%	1,561,862	1.45%	1.52%	(0.27)%	(0.34)%	36%
(0.23)	34.60	(7.31)%	1,397,688	1.45%	1.48%	(0.41)%	(0.44)%	25%
—	37.58	25.52%	1,341,020	1.45%	1.47%	(0.44)%	(0.46)%	27%

$(2.20)	$23.17	(23.41)%	$63,193	2.23%	2.24%	(0.86)%	(0.87)%	34%
(1.31)	33.14	(1.37)%	128,948	2.21%	2.24%	(0.95)%	(0.98)%	39%
(0.11)	34.98	5.38%	147,154	2.14%	2.21%	(0.96)%	(1.03)%	36%
(0.23)	33.30	(8.01)%	105,206	2.18%	2.21%	(1.11)%	(1.14)%	25%
—	36.45	24.57%	57,883	2.23%	2.25%	(1.23)%	(1.25)%	27%

$(2.20)	$23.82	(23.12)%	$4,929	1.84%	1.85%	(0.47)%	(0.48)%	34%
(1.31)	33.86	(0.98)%	7,596	1.79%	1.82%	(0.51)%	(0.54)%	39%
(0.11)	35.57	5.75%	8,892	1.80%	1.87%	(0.64)%	(0.71)%	36%
(0.23)	33.74	(7.71)%	5,439	1.87%	1.90%	(0.83)%	(0.86)%	25%
—	36.81	24.95%	5,542	1.90%	1.92%	(0.89)%	(0.91)%	27%

$(2.20)	$25.48	(22.56)%	$2,230,527	1.13%	1.14%	0.24%	0.23%	34%
(1.31)	35.76	(0.29)%	3,396,743	1.12%	1.15%	0.14%	0.11%	39%
(0.16)	37.23	6.52%	2,422,758	1.06%	1.13%	0.12%	0.05%	36%
(0.23)	35.10	(7.02)%	1,581,690	1.12%	1.15%	(0.03)%	(0.06)%	25%
—	38.00	25.95%	613,662	1.11%	1.13%	(0.08)%	(0.10)%	27%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[3]	Calculated based on the average shares outstanding during the period.

[4]	Rounds to $0.00 per share.

[5]

Without the effect of the increase from the regulatory settlements, the total returns would have been for RS Large Cap Alpha Fund (9.05)%, (9.78)%, (9.42)% and (8.79)% for Class A, Class C, Class K and Class Y, respectively.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	69

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2014

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to five series offered by the Trust: RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, RS Investors Fund and RS Global Natural Resources Fund (each a “Fund,” collectively the “Funds”). All of the Funds are diversified funds, other than RS Investors Fund, which is a non-diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

RS Partners Fund offers Class A, K and Y shares. RS Value Fund, RS Large Cap Alpha Fund, RS Investors Fund and RS Global Natural Resources Fund offer Class A, C, K and Y shares. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge.

Note 1 Significant Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Short-term investments with initial maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

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Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2014, the Funds had no securities classified as Level 3.

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. Transfers between Levels 1 and 2 related to certain

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NOTES TO FINANCIAL STATEMENTS

exchange-traded foreign securities whose prices may have been affected by events occurring after the close of trading on the exchange and, as a result, whose values were determined by a pricing service using pricing models in accordance with methods approved by the Funds’ Board of Trustees. For the year ended December 31, 2014, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Funds’ Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange-traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

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From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2014, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2014, the Funds did not incur any such interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2011 and by state authorities for tax years before 2010.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses, and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets attributable to each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes

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NOTES TO FINANCIAL STATEMENTS

versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Partners Fund	1.00%
RS Value Fund	0.85%
RS Large Cap Alpha Fund	0.50%
RS Investors Fund	1.00%
RS Global Natural Resources Fund	1.00%

On June 1, 2014, SailingStone Capital Partners LLC (“SailingStone”) began serving as sub-adviser to RS Global Natural Resources Fund, and in that capacity is responsible for the day-to-day portfolio management of the Fund subject to the oversight of the Board of Trustees of the Trust and RS Investments. SailingStone was organized by individuals who were, through May 31, 2014, members of the Fund’s portfolio management team at RS Investments responsible for the day-to-day management of the Fund. RS Investments pays sub-advisory fees to SailingStone out of the investment advisory fees RS Investments receives from the Fund.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect from May 1, 2014, through April 30, 2015, to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses [e.g., brokerage commissions], and extraordinary expenses) to the following rates:

Fund	Expense Limitation
	Class A	Class C	Class K	Class Y
RS Partners Fund	1.45%	N/A	1.81%	1.12%
RS Value Fund	1.30%	2.07%	1.69%	1.06%
RS Investors Fund	1.33%	2.07%	1.95%	1.05%
RS Global Natural Resources Fund	1.48%	2.28%	1.86%	1.15%

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The expense limitations in effect for RS Value Fund and RS Investors Fund from January 1, 2014 through April 30, 2014 were at the following rates:

Fund	Expense Limitation
	Class A	Class C	Class K	Class Y
RS Value Fund	1.28%	2.03%	1.68%	1.03%
RS Investors Fund	1.30%	2.05%	1.70%	1.05%

Expense limitations were imposed pursuant to a written agreement between RS Investments and the Trust in effect from January 1, 2014, through April 30, 2014, to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) for Class A or Y shares to the rates shown in the table below and to limit the total annual fund operating expenses of each of the other classes of the Fund so that each of those classes benefits from a level of fee waiver and/or expense reimbursement (as expressed in basis points) that is the same as the level of fee waiver and/or expense reimbursement for Class A or Y shares during the period.

Fund	Expense Limitation
RS Partners Fund, Class A	1.45%
RS Large Cap Alpha Fund, Class A	0.99%
RS Global Natural Resources Fund, Class Y	1.12%

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees RS Funds Distributor LLC (“RSFD”), a wholly owned subsidiary of RS Investments, serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with RSFD for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, RSFD is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. Prior to

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NOTES TO FINANCIAL STATEMENTS

June 1, 2014, GIS served as the principal underwriter for shares of the Funds. For the year ended December 31, 2014, RSFD and GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees Received by RSFD	Distribution Fees Received by GIS
RS Partners Fund	Class A	0.25%	$1,522,721	$1,320,649
	Class K	0.65%	17,241	12,939
	Class Y	0.00%	—	—
RS Value Fund	Class A	0.25%	$756,222	$637,990
	Class C	1.00%	181,643	125,380
	Class K	0.65%	16,739	10,684
	Class Y	0.00%	—	—
RS Large Cap Alpha Fund	Class A	0.25%	$915,843	$633,446
	Class C	1.00%	208,727	142,820
	Class K	0.65%	64,101	44,002
	Class Y	0.00%	—	—
RS Investors Fund	Class A	0.25%	$108,259	$57,502
	Class C	1.00%	168,372	53,514
	Class K	0.65%	7,407	2,354
	Class Y	0.00%	—	—
RS Global Natural Resources Fund	Class A	0.25%	$1,491,930	$1,259,514
	Class C	1.00%	605,098	518,683
	Class K	0.65%	26,164	20,831
	Class Y	0.00%	—	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts, which expenses are allocable to RSFD. RS Investments compensates RSFD for its services in connection with the promotion of Fund shares and reimburses RSFD for its expenses, including payments made by RSFD to third parties in respect of the promotion of Fund shares in excess of amounts received by RSFD under the distribution plan. In addition to payments under the distribution plan, the Funds reimburse RSFD for payments RSFD makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations as “Transfer agent fees.”

Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2014, PAS informed the Trust it received $1,857,956 directly or indirectly from RSFD and GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

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NOTES TO FINANCIAL STATEMENTS

For the year ended December 31, 2014, aggregate front-end sales charges for the sale of Class A shares paid to RSFD and GIS were as follows:

Fund	Sales Charges Received by RSFD	Sales Charges Received by GIS
RS Partners Fund	$3,348	$3,793
RS Value Fund	7,929	8,030
RS Large Cap Alpha Fund	15,219	12,621
RS Investors Fund	26,022	26,670
RS Global Natural Resources Fund	7,042	6,370

RSFD and GIS are entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. Prior to June 1, 2014, GIS was entitled to retain any CDSL. For the year ended December 31, 2014, RSFD and GIS received CDSL charges as follows:

Fund	CDSL Received by RSFD	CDSL Received by GIS
RS Partners Fund	$—	$1
RS Value Fund	1,696	1,307
RS Large Cap Alpha Fund	2,153	1,896
RS Investors Fund	16,689	31,574
RS Global Natural Resources Fund	11,692	18,174

d. Affiliated Issuers If a Fund owns 5% or more of the outstanding voting shares of an issuer, the Fund’s investment represents an investment in an affiliated person as defined by the 1940 Act. A summary of the Funds with transactions in the securities of affiliated issuers for the year ended December 31, 2014, is listed below:

Fund	Issuer	Number of Shares Held at Beginning of Period		Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Income	Value at End of Period
RS Partners Fund	eHealth, Inc.	588,585		533,405	82,561	1,039,429	$—	$25,902,571
	FTD Cos., Inc.	983,583		417,564	241,407	1,159,740	—	40,382,147
	Integrated Device Technology, Inc.	7,779,713		—	7,779,713	—	—	**
	Performant Financial Group, Inc.	1,139,707	*	1,761,500	199,562	2,701,645	—	17,965,939
								$84,250,657

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NOTES TO FINANCIAL STATEMENTS

Fund	Issuer	Number of Shares Held at Beginning of Period		Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Income	Value at End of Period
RS Global Natural Resources Fund	Compass Minerals International, Inc.	1,788,565		99,120	1,182,365	705,320	$4,146,002	$ **
	HudBay Minerals, Inc.	9,888,981		—	1,371,163	8,517,818	151,467	**
	Iluka Resources Ltd.	23,032,815		3,056,727	3,846,050	22,243,492	2,270,292	106,928,275
	Laredo Petroleum, Inc.	5,378,762	*	6,357,900	3,082,137	8,654,525	—	89,574,334
	Mineral Resources Ltd.	14,185,372		2,374,448	3,143,115	13,416,705	8,745,976	82,119,087
	Ophir Energy PLC	29,593,197		8,261,273	12,830,785	25,023,685	—	**
	Painted Pony Petroleum Ltd.	5,889,790		—	1,091,251	4,798,539	—	38,204,928
	Rosetta Resources, Inc.	3,259,984		1,884,541	1,449,954	3,694,571	—	82,425,879
	Salamander Energy PLC	23,989,659		—	380,051	23,609,608	—	23,727,214
	Taseko Mines Ltd.	23,460,435		—	371,666	23,088,769	—	23,781,432
								$446,761,149
*	Issuer was not an affiliated issuer at beginning of period.
**	Issuer was not an affiliated issuer at end of period.

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2014, and December 31, 2013, was as follows:

	Ordinary Income		Long-Term Capital Gains
Fund	2014	2013	2014	2013
RS Partners Fund	$58,153,381	$100,232,158	$280,640,437	$163,578,158
RS Value Fund	45,110,075	3,593,012	148,688,384	31,650,336
RS Large Cap Alpha Fund	30,488,701	6,749,508	69,027,368	16,301,323
RS Investors Fund	9,687,136	56,448	2,218,651	523,820
RS Global Natural Resources Fund	23,409,308	44,273,138	216,686,167	127,092,409

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized

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NOTES TO FINANCIAL STATEMENTS

gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2014, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
RS Partners Fund	$109,194,835	$3,698,272	$(112,893,107)
RS Value Fund	36,076,587	3,627,877	(39,704,464)
RS Large Cap Alpha Fund	—	(13,880)	13,880
RS Investors Fund	—	(4,472)	4,472
RS Global Natural Resources Fund	37,297,145	3,225,440	(40,522,585)
The tax basis of distributable earnings as of December 31, 2014, was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS Partners Fund	$—	$32,512,422
RS Value Fund	—	28,041,661
RS Large Cap Alpha Fund	3,096,756	34,013,111

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2014, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Large Cap Alpha Fund	$2,187,926

See the chart below for capital loss carryovers available to the Funds at December 31, 2014.

Fund	Expiring 2016
RS Large Cap Alpha Fund	$4,375,852

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NOTES TO FINANCIAL STATEMENTS

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2014, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Partners Fund	$36,939,566
RS Value Fund	936,521
RS Investors Fund	7,055,031
RS Global Natural Resources Fund	213,509,239

b. Tax Basis of Investments The cost of investments (excluding foreign currency related transactions) for federal income tax purposes at December 31, 2014, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Partners Fund	$1,488,704,398	$247,897,253	$363,510,364	$(115,613,111)
RS Value Fund	1,051,030,406	238,003,634	292,615,912	(54,612,278)
RS Large Cap Alpha Fund	715,928,289	158,794,175	172,252,428	(13,458,253)
RS Investors Fund	233,598,330	10,635,638	24,874,246	(14,238,608)
RS Global Natural Resources Fund	3,779,717,771	(852,057,370)	185,976,851	(1,038,034,221)

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Partners Fund

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,810,866	$110,768,152	4,920,082	$186,781,456
Shares reinvested	5,187,902	158,698,511	3,849,057	150,652,098
Shares redeemed	(14,707,172)[1]	(574,343,542)[1]	(11,075,633)	(412,851,322)

Net decrease	(6,708,404)	$(304,876,879)	(2,306,494)	$(75,417,768)

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RS Partners Fund — continued

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class K
Shares sold	15,389	$574,218	22,764	$830,010
Shares reinvested	28,956	846,972	15,587	590,584
Shares redeemed	(25,733)	(970,485)	(32,710)	(1,220,553)

Net increase	18,612	$450,705	5,641	$200,041

Class Y
Shares sold	9,094,773	$364,176,093	7,081,065	$276,739,818
Shares reinvested	5,400,726	169,744,812	2,646,837	105,555,862
Shares redeemed	(9,945,016)[2]	(388,604,198)[2]	(5,115,986)	(196,013,915)

Net increase	4,550,483	$145,316,707	4,611,916	$186,281,765

[1]	Includes in-kind redemptions of 488,995 shares amounting to $18,493,779 (See Note 7).
[2]	Includes in-kind redemptions of 2,954,297 shares amounting to $120,417,164 (See Note 7).

RS Value Fund

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,103,767	$39,885,125	2,708,920	$80,650,680
Shares reinvested	1,887,416	61,510,889	472,755	15,983,853
Shares redeemed	(8,392,792)	(307,985,878)	(7,230,385)	(222,546,043)

Net decrease	(5,401,609)	$(206,589,864)	(4,048,710)	$(125,911,510)

Class C
Shares sold	123,018	$4,178,965	95,107	$2,867,668
Shares reinvested	134,867	4,195,715	21,267	692,433
Shares redeemed	(201,030)	(6,817,268)	(214,874)	(6,371,390)

Net increase/(decrease)	56,855	$1,557,412	(98,500)	$(2,811,289)

Class K
Shares sold	23,691	$816,004	33,353	$1,017,390
Shares reinvested	20,202	643,422	2,944	97,800
Shares redeemed	(22,887)	(804,016)	(81,856)	(2,509,849)

Net increase/(decrease)	21,006	$655,410	(45,559)	$(1,394,659)

Class Y
Shares sold	7,679,823	$284,766,570	6,808,668	$216,628,226
Shares reinvested	3,709,703	121,566,973	508,683	17,310,485
Shares redeemed	(5,065,598)	(184,209,375)	(6,913,551)	(214,062,278)

Net increase	6,323,928	$222,124,168	403,800	$19,876,433

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NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Large Cap Alpha Fund

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class A
Shares sold	537,060	$33,077,501	770,222	$39,863,641
Shares reinvested	1,174,774	69,158,886	279,779	16,087,204
Shares redeemed	(1,546,729)	(95,478,304)	(1,746,067)	(91,479,380)

Net increase/(decrease)	165,105	$6,758,083	(696,066)	$(35,528,535)

Class C
Shares sold	111,336	$6,302,404	118,542	$5,844,907
Shares reinvested	65,951	3,537,040	11,716	621,052
Shares redeemed	(127,979)	(7,214,817)	(82,261)	(3,960,342)

Net increase	49,308	$2,624,627	47,997	$2,505,617

Class K
Shares sold	49,267	$3,028,475	90,115	$4,631,831
Shares reinvested	30,854	1,813,593	7,078	406,427
Shares redeemed	(86,522)	(5,331,148)	(129,586)	(6,911,987)

Net decrease	(6,401)	$(489,080)	(32,393)	$(1,873,729)

Class Y
Shares sold	485,648	$30,051,607	606,115	$31,534,220
Shares reinvested	360,192	21,143,243	88,694	5,088,372
Shares redeemed	(611,075)	(37,628,245)	(776,288)	(41,374,795)

Net increase/(decrease)	234,765	$13,566,605	(81,479)	$(4,752,203)

RS Investors Fund

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,338,979	$84,556,878	2,138,974	$25,576,182
Shares reinvested	219,270	2,800,086	10,883	137,449
Shares redeemed	(4,056,760)	(54,585,238)	(809,323)	(9,290,055)

Net increase	2,501,489	$32,771,726	1,340,534	$16,423,576

Class C
Shares sold	2,330,793	$29,580,652	476,299	$5,415,512
Shares reinvested	93,981	1,136,229	1,806	21,734
Shares redeemed	(351,172)	(4,403,748)	(24,383)	(253,293)

Net increase	2,073,602	$26,313,133	453,722	$5,183,953

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RS Investors Fund — continued

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class K
Shares sold	124,489	$1,599,761	36,992	$393,733
Shares reinvested	8,005	97,100	255	3,068
Shares redeemed	(14,058)	(180,384)	(11,335)	(122,380)

Net increase	118,436	$1,516,477	25,912	$274,421

Class Y
Shares sold	9,436,067	$127,861,592	5,472,888	$68,277,721
Shares reinvested	274,236	3,526,672	30,053	382,575
Shares redeemed	(4,245,684)	(56,668,013)	(300,155)	(3,329,085)

Net increase	5,464,619	$74,720,251	5,202,786	$65,331,211

RS Global Natural Resources Fund

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,063,915	$171,776,634	11,551,050	$430,041,427
Shares reinvested	2,062,250	50,875,700	1,286,043	43,391,080
Shares redeemed	(17,950,489)	(587,373,577)	(19,693,027)	(731,678,879)

Net decrease	(10,824,324)	$(364,721,243)	(6,855,934)	$(258,246,372)

Class C
Shares sold	329,855	$9,827,496	927,207	$33,078,644
Shares reinvested	214,059	4,931,928	126,597	4,042,266
Shares redeemed	(1,707,366)	(51,835,094)	(1,369,068)	(47,815,297)

Net decrease	(1,163,452)	$(37,075,670)	(315,264)	$(10,694,387)

Class K
Shares sold	48,012	$1,556,359	76,086	$2,744,077
Shares reinvested	15,389	364,569	7,800	254,440
Shares redeemed	(80,830)	(2,622,201)	(109,577)	(3,976,650)

Net decrease	(17,429)	$(701,273)	(25,691)	$(978,133)

Class Y
Shares sold	33,782,377	$1,170,853,809	58,005,308	$2,182,990,300
Shares reinvested	6,508,448	164,868,910	3,088,052	106,383,380
Shares redeemed	(47,727,730)[1]	(1,542,144,866)[1]	(31,184,903)	(1,165,907,515)

Net increase/(decrease)	(7,436,905)	$(206,422,147)	29,908,457	$1,123,466,165

[1]	Includes in-kind redemptions of 20,542,333 shares amounting to $77,376,760 (See Note 7).

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NOTES TO FINANCIAL STATEMENTS

b. Shareholder Concentration As of December 31, 2014, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Partners Fund	3	52.50%
RS Value Fund	4	60.91%
RS Large Cap Alpha Fund	2	24.06%
RS Investors Fund	4	51.71%
RS Global Natural Resources Fund	3	44.28%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2014, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Partners Fund	$920,070,824	$1,195,842,269	*
RS Value Fund	700,447,778	818,030,743
RS Large Cap Alpha Fund	482,158,896	583,412,966
RS Investors Fund	298,386,743	169,099,277
RS Global Natural Resources Fund	1,508,548,478	2,075,909,891	*
*	Excludes in-kind redemptions (see Note 7).

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus

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NOTES TO FINANCIAL STATEMENTS

accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to a Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Funds’ Schedule of Investments.

Note 6 Temporary Borrowings

The Funds, with other funds managed by RS Investments, are parties to a $400 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2014, the Funds which borrowed under the facility were as follows:

Fund	Amount Outstanding at 12/31/14	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS Investors Fund	$—	$1,924,794	4	1.39%
RS Global Natural Resources Fund	—	47,468,974	7	1.38%
*	For the year ended December 31, 2014, based on the number of days borrowings were outstanding.

Note 7 In-Kind Redemptions

In certain circumstances, the Funds may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Funds recognize a gain on an in-kind redemption to the extent the values of the distributed securities exceed their costs; the Funds recognize a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from accumulated realized gain (loss) to paid-in capital. During the year ended December 31, 2014, RS Partners Fund and RS Global Natural Resources Fund realized $46,606,495 and $24,101,931 of net capital gain attributable to in-kind redemptions, respectively.

Note 8 Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no material events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS

Note 9 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS Partners Fund

RS Value Fund

RS Large Cap Alpha Fund

RS Investors Fund

RS Global Natural Resources Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, RS Investors Fund and RS Global Natural Resources Fund (five of the funds constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2015

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TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2014 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS Partners Fund	53.00%
RS Value Fund	21.00%
RS Large Cap Alpha Fund	38.00%
RS Investors Fund	23.40%
RS Global Natural Resources Fund	100.00%

Dividend Received Deduction:

RS Partners Fund	33.59%
RS Value Fund	19.06%
RS Large Cap Alpha Fund	36.14%
RS Investors Fund	19.81%
RS Global Natural Resources Fund	57.18%

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain Funds hereby designate the following amounts as long-term capital gain distributions for the year ended December 31, 2014:

RS Partners Fund	$338,969,004
RS Value Fund	183,194,703
RS Large Cap Alpha Fund	69,027,368
RS Investors Fund	2,218,651
RS Global Natural Resources Fund	228,026,357

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “Independent Trustees”). Each lnvestment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between (a) RS Investments and Guardian Investor Services LLC (“GIS”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, and (b) between RS Investments and SailingStone Capital Partners LLC (“SailingStone”) as the investment sub-adviser to the RS Global Natural Resources Fund, all are also subject to annual approval (following an initial two-year term) by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Independent Trustees.

The Trustees meet over the course of the year with investment advisory personnel and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the Independent Trustees, met in person on August 5, 2014, to consider the continuation of the Advisory Agreements for all of the Funds (other than the Advisory Agreement for RS Emerging Markets Small Cap Fund, which was previously approved on December 4, 2013, for an initial two-year term, and the Sub-Advisory Agreement for the RS Global Natural Resources Fund, which was previously approved on February 13, 2014, for an initial two-year term), for the one-year period commencing August 31, 2014. Before the Board meeting on August 5, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who previously reviewed a preliminary copy of all of the information presented to the Trustees and, with the Independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration, along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and GIS. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, various enhancements to operations and compliance, and the time and attention devoted by RS Investments’ personnel to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by GIS and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to GIS or SailingStone for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance, total expense levels, and whether the Fund is closed to new investors.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For the RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median. For the RS Global Natural Resources Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that there has been adopted an expense limitation that results in total expenses below the most expensive quartile, even though that expense limitation was adjusted this year by management to make that Fund slightly more expensive. For the RS Investors Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that total expenses remain closer to the peer group median. For the RS Partners Fund, which was identified as having total expenses within the most expensive quartile of its peer group, the Trustees noted that the Fund’s expense limitation was increased further (lowering the Fund’s net expenses) on May 1, 2013, and that certain other operating expenses may account for the relatively high expenses despite a recent reduction in custody expenses. The Independent Trustees observed that this Fund has enjoyed a strong long- and near-term relative performance record. The Independent Trustees also noted that the RS Partners Fund is closed to new investors. The Trustees noted that the RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation, which was adjusted this year to make the Fund slightly more expensive, still keeps the Fund’s total expenses below the most expensive quartile of its peer group and the Fund has enjoyed a solid performance record for various periods.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual-fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various

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SUPPLEMENTAL INFORMATION (UNAUDITED)

periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them several Funds had experienced relatively low performance for multiple periods (disregarding the very short year-to-date period), including: (1) RS Emerging Markets Fund, which was ranked in the lowest quartile for the three-year period and below the median for the one- and five-year periods, but above the median for the ten-year period; (2) RS High Income Municipal Bond Fund, which was ranked in the lowest quartile for the one- and three-year periods, (3) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one-, three-, and five-year periods, but near the top quartile for the ten-year period; (4) RS Strategic Income Fund, which was ranked below the peer group median for the one- and three-year periods, and appears to be falling further back based on nearer-term performance; and (5) RS Technology Fund, which was ranked in the lowest quartile for the three-year period and below the median for the ten-year period, and appears to be falling further back based on nearer-term performance. The Trustees agreed to monitor closely the performance of these Funds, taking into consideration the following additional considerations: The RS Emerging Markets Fund had recently undergone a change in portfolio management responsibility, which has shown signs of improved performance and would continue to be followed closely by the Trustees. The Independent Trustees accepted management’s explanation that the RS High Income Municipal Bond Fund and the RS Tax-Exempt Fund have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Trustees noted that the performance concern for the RS Strategic Income Fund relates primarily to the trend for the very short year-to-date period, and the Independent Trustees recognize the difficulty in establishing an appropriate peer group for this Fund, which may partly explain the relative underperformance. The Independent Trustees will continue to closely monitor the performance of the RS Technology Fund, and they have requested special presentations from management about performance and the investment process as part of this effort. RS Investments has assured the Independent Trustees that performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that good success in improving the performance of certain Funds had been shown over the past two years.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2013, and for the three months ended March 31, 2014. RS Investments stated that it continued to invest in the business to maintain high-quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of GIS, as the sub-adviser to certain Funds.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information presented by the independent consultant that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and that the popularity of breakpoints for mutual funds has declined somewhat because some groups recognize that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also noted management’s discussion of the substantial resources devoted over the past two years to additional portfolio management professionals and analysts, such as for the RS Emerging Markets Fund, as well as senior operational and legal and compliance professionals. For larger Funds such as the RS Global Natural Resources Fund, the RS Floating Rate Fund and the RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services, including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding GIS, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of GIS, the Trustees determined that the services provided by GIS as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2014.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.rsinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	32	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	32	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co-Founder of TriLinc Global, LLC, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	32	TriLinc Global Impact Fund, LLC (2012–present)

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustee and Principal Officer
Matthew H. Scanlan,* December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor LLC (“RSFD”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	32	None
Principal Officers
Randall S. Hegarty, November 1973	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since October 2014	Chief Compliance Officer, RS Investments since October 2014; Senior Counsel II/Vice President, Union Bank N.A. (May 2012–September 2014); Senior Counsel/ Director, Blackrock Inc. (May 2005–April 2012).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Principal Officers (continued)
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.

++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 74, which can be deferred annually if all members of the Board (excluding the member who has reached the retirement age) vote unanimously that doing so would be beneficial to the Board.

+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800.766.3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

98	www.rsinvestments.com

One Bush Street, Suite 900 San Francisco, CA 94104	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

WWW.RSINVESTMENTS.COM // 800.766.3863	EB 015096 (12/14)

RS FIXED INCOME FUNDS

Class A, C, K, and Y Shares

RS INVESTMENT QUALITY BOND FUND

RS LOW DURATION BOND FUND

RS HIGH YIELD FUND

RS TAX-EXEMPT FUND

RS HIGH INCOME MUNICIPAL BOND FUND

RS FLOATING RATE FUND

RS STRATEGIC INCOME FUND

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

RS Investments

Value | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	International	Fixed Income
RS Partners Fund*	RS International Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Global Fund	RS Low Duration Bond Fund
RS Large Cap Alpha Fund	RS Emerging Markets Fund	RS High Yield Fund
RS Investors Fund	RS Emerging Markets Small Cap Fund	RS Tax-Exempt Fund
	RS China Fund	RS High Income Municipal Bond Fund
Growth		RS Floating Rate Fund
RS Small Cap Growth Fund	Natural Resources	RS Strategic Income Fund
RS Select Growth Fund	RS Global Natural Resources Fund
RS Mid Cap Growth Fund
RS Growth Fund
RS Technology Fund
RS Small Cap Equity Fund**

*	RS Partners Fund is closed to certain new investments. Please see prospectus for more information.
**	RS Small Cap Equity Fund is closed to new investors. Please contact RS Investments for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholders,

After more than 30 years in this business, I know two things are certain: 1) performance is critical, and 2) investors demand smart products. When it comes to performance, I think it’s important to focus on its origin. Does performance come from a manager’s skill or luck, and how do you build a pipeline for strong performance?

Six-plus years after the Global Financial Crisis, most financial assets have rebounded sharply. The economy is growing again, capital markets are stable, and unemployment is below 6%,1 a multi-year low. So why does a sense of unease continue to permeate the investment community?

One reason may be the confusing array of macro crosscurrents, which are amplified by all the hollering from the 24-hour financial news cycle. At one moment we hear that interest rates are surely going to rise, unless of course the era of “low-for-longer” sticks around. The recent decline in energy prices must be good news for consumers, but is it really good for equity markets? A recovery in the U.S. has taken hold, but the data out of Europe looks mediocre at best. And is that a hard or soft landing happening in China?

Unfortunately for investors, the fear of doing the wrong thing — not to mention the scars from 2008–09 — often trumps doing anything at all. How can investors act with conviction against this confusing backdrop?

Despite the confusion, I believe investors have at least three solid reasons to feel confident about RS Investments and optimistic about 2015:

1)	Strong Talent: Our investment professionals are long-tenured and focused, using their insights and independent thinking to construct thoughtful, actively managed investments that seek consistent and significant long-term results for our clients.

2)	Transparent Scorecard: We’re not resting on our laurels; we’re constantly striving to improve ourselves. Together with our Investment Strategy Group, our investment teams closely scrutinize our investment processes to provide greater transparency and comprehensive performance analysis.

3)	Promising Product Pipeline: We are about to enter the alternatives category with two new mutual funds. Our new long/short funds will use investment techniques typically associated with hedge funds, but in a more transparent mutual fund structure, complementing our existing long-only lineup, while offering investors the outcome-oriented solutions they seek.

As always, we’re dedicated to helping our shareholders focus on their long-term investment plan. In fact, history has taught us that opportunity exists, even in volatile markets.

In the pages that follow, you’ll find an update on your investment in the RS Funds. It contains important information about your investment with our firm.

Please visit www.rsinvestments.com for additional insight and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

[1]	The unemployment rate in the U.S. was 5.6% as of December 2014, according to the U.S. Bureau of Labor Statistics.

THIS PAGE NOT PART OF YOUR FUND REPORT	www.rsinvestments.com	1

CEO’S LETTER

As with all mutual funds, the value of an investment could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800.766.3863 or visit www.rsinvestments.com.

RS Funds are distributed by RS Funds Distributor LLC, member: FINRA, SIPC.

©2014 RS Investment Management Co. LLC

2	www.rsinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2014. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double-digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% (2.25% for RS Low Duration Bond Fund and RS Floating Rate Fund). Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800.766.3863 and is periodically updated on our website: www.rsinvestments.com.

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RS INVESTMENT QUALITY BOND FUND

RS Investment Quality Bond Fund Commentary

Highlights

•	Improving economic growth and declining long-term interest rates contributed to positive performance in most fixed income sectors in 2014.

•

RS Investment Quality Bond Fund (the “Fund”) delivered a solid positive return for the twelve-month period ended December 31, 2014, but it underperformed its benchmark, the Barclays U.S. Aggregate Bond Index[1] (the “Index”). Yield curve positioning detracted from relative performance, while the Fund’s commercial mortgage-backed securities (CMBS), corporate bonds, and underweight in Treasurys contributed.

Market Overview

The first half of 2014 was a relatively calm period in the fixed income markets as the U.S. economy posted slow but steady growth and the U.S. Federal Reserve (the “Fed”) took a gradual approach to reducing its economic stimulus program. As improving economic fundamentals led investors to seek higher yields beyond the Treasury market, areas such as high yield bonds, bank loans, and CMBS outperformed the overall fixed income market. Meanwhile, a rallying fixed income market continued to reward longer duration investments. The 10-year Treasury yield declined from 3.04% at the end of 2013 to 2.17% at the end of 2014.

In the third and fourth quarters, geopolitical concerns, falling oil prices, and uncertainty over potential increases in the federal funds rate in 2015 triggered a flight to quality that benefited the Treasury market. In the third quarter, a flood of supply into the high yield market contributed to falling prices and widening yield spreads, especially for lower-rated bonds. The fourth quarter was marked by a continued flight to quality and heightened volatility as worried investors generally sold investments they believed might be adversely affected by falling oil prices.

While most fixed income sectors delivered healthy positive performance for the twelve-month period, the strongest performer was long-term Treasury bonds. High yield bonds outperformed in the first half of the year, but were the weakest performing segment in the third and fourth quarters.

Performance Update

The Fund (Class A Shares) returned 5.67% for the twelve-month period ended December 31, 2014, underperforming a 5.97% return by the Index.

Portfolio Review

Yield curve positioning and Agency pass-throughs were the main sources of the Fund’s underperformance. The Fund’s relative performance benefited from an overweight in corporate bonds, CMBS and non-Agency residential mortgage-backed securities (RMBS).

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RS INVESTMENT QUALITY BOND FUND

As investors sought greater stability and safety starting in the third quarter, more credit-sensitive sectors such as high yield underperformed, eroding some, but not all, of the Fund’s gains from corporate bonds.

The Fund’s investment selections during 2014 were guided by efforts to build liquidity and position the Fund to take advantage of any buying opportunities that may arise as markets prepare for potential interest rate increases.

We remain significantly invested in non-Treasury sectors. We continue to see potential for yield spread tightening in both investment grade and high yield corporate debt, despite recent pressures. The Fund also has maintained meaningful exposure to CMBS and non-Agency RMBS, as we believe that these sectors may benefit from the housing and real estate recovery and have become less risky. The Fund’s holdings in adjustable-rate non-Agency RMBS also may help to protect the Fund against the prospect of rising interest rates. In addition, the Fund continues to hold some floating rate loans, which offer credit seniority along with some interest-rate protection.

Outlook

The Fed has stated that it will approach any changes in the federal funds rate with patience given below-target inflation in the U.S. and economic stresses abroad. Even if the Fed begins gradual rate increases in 2015, as is currently expected, we think its policy is likely to remain accommodative by historical standards. The central banks of Japan, the U.K., and the European Union have indicated that they intend to remain accommodative for some time to come, creating a generally favorable environment for fixed income in 2015, in our view. Although the gains of the past years may have narrowed opportunities in some sectors, we believe that the environment of moderate but solid economic growth and benign inflation remains favorable for numerous fixed income sectors.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

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RS INVESTMENT QUALITY BOND FUND

Characteristics (unaudited)

Total Net Assets: $130,334,908

Sector Allocation

Bond Quality Allocation[2]

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RS INVESTMENT QUALITY BOND FUND

Top Ten Holdings[3]

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
Crown Castle Towers LLC	6.113%	1/15/2040	1.32%
FNMA — Mortgage Pass Through	3.000%	5/1/2043	1.27%
JPMorgan Chase Commercial Mortgage Securities Trust	3.364%	11/13/2044	1.23%
Citigroup, Inc.	1.700%	7/25/2016	1.16%
Verizon Communications, Inc.	6.550%	9/15/2043	1.13%
Morgan Stanley	5.950%	12/28/2017	1.13%
Fairway Outdoor Funding LLC	4.212%	10/15/2042	1.08%
RPI Finance Trust	2.755%	11/9/2016	1.08%
The Huntington National Bank	1.350%	8/2/2016	1.00%
Queens Center Mortgage Trust	3.275%	1/11/2037	0.89%
Total			11.29%

1	The Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. Statistical data for the index is as of December 31, 2014.
2	The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s, Standard & Poor’s, and Fitch. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, GIS develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS INVESTMENT QUALITY BOND FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93) without sales charge	5.67%	3.24%	4.81%	4.58%	5.30%
with maximum sales charge	1.71%	1.94%	4.00%	4.18%	5.12%
Class C Shares (8/7/00) without sales charge	4.81%	2.44%	4.01%	3.80%	4.55%
with sales charge	3.81%	2.44%	4.01%	3.80%	4.55%
Class K Shares (5/15/01)	5.36%	2.83%	4.41%	4.17%	4.65%
Class Y Shares (5/12/09)	5.91%	3.45%	5.03%	—	5.77%
Barclays U.S Aggregate Bond Index[1]	5.97%	2.66%	4.45%	4.71%	5.84%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Investment Quality Bond Fund and in the Barclays U.S. Aggregate Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares, and upon the inception of Class Y shares (5/12/09) would have the following values as of December 31, 2014: $14,517 (Class C), $15,045 (Class K), and $13,719 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Investment Quality Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS LOW DURATION BOND FUND

RS Low Duration Bond Fund Commentary

Highlights

•

Improving economic growth and declining long-term interest rates contributed to positive performance in most fixed income sectors in 2014. Shorter-term interest rates remained relatively stable, and the Barclays U.S. Government 1-3 Year Bond Index[1] (the “Index”) ended the period with a modest gain.

•

RS Low Duration Bond Fund (the “Fund”) delivered positive performance while also outperforming the Index, due primarily to investments in credit-sensitive securities not held in the Index. Exposure to energy-related high yield bonds proved detrimental to relative performance later in the year.

Market Overview

The first half of 2014 was a relatively calm period in the fixed income markets as the U.S. economy posted slow but steady growth and the U.S. Federal Reserve (the “Fed”) took a gradual approach to reducing its economic stimulus program. As improving economic fundamentals led investors to seek higher yields beyond the Treasury market, areas such as high yield bonds, bank loans, and commercial mortgage-backed securities (CMBS) outperformed the overall fixed income market. Meanwhile, a rallying fixed income market continued to reward longer duration investments. The 10-year Treasury yield declined from 3.04% at the end of 2013 to 2.17% at the end of 2014.

In the third and fourth quarters, geopolitical concerns, falling oil prices, and uncertainty over potential increases in the federal funds rate in 2015 triggered a flight to quality that benefited the Treasury market. In the third quarter, a flood of supply into the high yield market contributed to falling prices and widening yield spreads, especially for lower-rated bonds. The fourth quarter was marked by a continued flight to quality and heightened volatility as worried investors generally sold investments they believed might be adversely affected by falling oil prices.

While most fixed income sectors delivered healthy positive performance for the twelve-month period, the strongest performer was long-term Treasury bonds. High yield bonds outperformed in the first half of the year, but were the weakest performing segment in the third and fourth quarters.

Performance Update

The Fund (Class A Shares) returned 0.74% for the twelve-month period ended December 31, 2014, outperforming a 0.64% Index return.

Portfolio Review

The Fund’s relative performance benefited from an overweight in corporate bonds, CMBS, and non-Agency residential mortgage-backed securities (RMBS), which are not

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RS LOW DURATION BOND FUND

included in the Index. Yield curve positioning also had a positive impact on performance, as the Fund was underweight in 2-year maturities that underperformed during the period. Holdings in Agency collateralized mortgage obligations (CMOs), which are not included in the Index, detracted from relative performance.

As investors sought greater stability and safety starting in the third quarter, more credit-sensitive sectors such as high yield underperformed, and the Fund’s performance was hindered by its weighting in high yield corporate bonds.

Changes to the Fund’s positioning were guided by efforts to build liquidity and position the Fund to take advantage of any buying opportunities that may arise as markets prepare for potential interest rate increases. In the third quarter we expanded holdings in both CMBS and Treasury securities. We funded these increases through reductions in asset-backed securities and corporate bonds, including high yield bonds.

Despite the increase in the Fund’s Treasury holdings, we remain significantly underweight in Treasurys, with a significant portion of our investments in non-Treasury sectors that are not included in the Index. We continue to see potential for yield spread tightening in both investment grade and high yield corporate debt, despite recent pressures. The Fund also has maintained meaningful exposure to CMBS and non-Agency RMBS, as we believe that these sectors may benefit from the housing and real estate recovery and have become less risky. The Fund’s holdings in adjustable-rate non-Agency RMBS also may help to protect the Fund against the prospect of rising interest rates. In addition, the Fund continues to hold some floating rate loans, which offer credit seniority along with some interest-rate protection.

Outlook

The Fed has stated that it will approach any changes in the federal funds rate with patience given below-target inflation in the U.S. and economic stresses abroad. Even if the Fed begins gradual rate increases in 2015, as is currently expected, we think its policy is likely to remain accommodative by historical standards. The central banks of Japan, the U.K., and the European Union have indicated that they intend to remain accommodative for some time to come, creating a generally favorable environment for fixed income in 2015, in our view. Although the gains of the past years may have narrowed opportunities in some sectors, we believe that the environment of moderate but solid economic growth and benign inflation remains favorable for numerous fixed income sectors.

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RS LOW DURATION BOND FUND

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

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RS LOW DURATION BOND FUND

Characteristics (unaudited)

Total Net Assets: $978,059,018

Sector Allocation

Bond Quality Allocation[2]

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RS LOW DURATION BOND FUND

Top Ten Holdings[3]

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Notes	1.000%	9/15/2017	1.80%
American Express Credit Account Master Trust	0.680%	3/15/2018	1.48%
Synchrony Credit Card Master Note Trust	1.360%	8/17/2020	1.40%
SBA Tower Trust	2.240%	4/15/2043	1.32%
Banc of America Merrill Lynch Commercial Mortgage, Inc.	5.115%	10/10/2045	1.30%
Wachovia Bank Commercial Mortgage Trust	5.308%	11/15/2048	1.29%
U.S. Treasury Notes	0.500%	11/30/2016	1.29%
JPMorgan Chase Commercial Mortgage Securities Trust	5.440%	6/12/2047	1.28%
Bear Stearns Commercial Mortgage Securities Trust	5.405%	12/11/2040	1.21%
Motel 6 Trust	1.948%	10/5/2025	1.18%
Total			13.55%

1	The Barclays U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. government bonds with maturities between one and three years. The Barclays U.S. Government 1-3 Year Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. Statistical data for the index is as of December 31, 2014.
2	The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s, Standard & Poor’s, and Fitch. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, GIS develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS LOW DURATION BOND FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (7/30/03)
without sales charge	0.74%	1.23%	1.90%	2.94%	2.78%
with maximum sales charge	-1.49%	0.45%	1.45%	2.71%	2.58%
Class C Shares (7/30/03)
without sales charge	0.00%	0.47%	1.14%	2.17%	2.01%
with sales charge	-0.99%	0.47%	1.14%	2.17%	2.01%
Class K Shares (7/30/03)	0.31%	0.81%	1.49%	2.53%	2.37%
Class Y Shares (5/12/09)	1.04%	1.47%	2.13%	—	2.58%
Barclays U.S. Government 1-3 Year Bond Index[1]	0.64%	0.51%	1.09%	2.62%	2.47%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Low Duration Bond Fund and in the Barclays U.S. Government 1-3 Year Bond Index. The starting point of $9,775 for Class A shares reflects the current maximum sales charge of 2.25%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares and upon the inception of Class Y shares (5/12/09) would have the following values as of December 31, 2014: $12,395 (Class C), $12,833 (Class K) and $11,546 (Class Y). While Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS HIGH YIELD FUND

RS High Yield Fund Commentary

Highlights

•	The high yield market delivered strong positive performance in the first half of 2014 before losing ground due to technical factors and investor risk aversion later in the year.

•

RS High Yield Fund (the “Fund”) had negative performance for the twelve-month period ended December 31, 2014, while also underperforming its benchmark, the Barclays U.S. Corporate High-Yield Bond Index[1] (the “Index”). Performance relative to the Index was hindered by the Fund’s higher overall credit quality early in the year, and by an overweight in energy later in the period.

Market Overview

The first half of 2014 was a relatively calm period in the fixed income markets as the U.S. economy posted slow but steady growth and the U.S. Federal Reserve (the “Fed”) took a gradual approach to reducing its economic stimulus program. As improving economic fundamentals led investors to seek higher yields beyond the Treasury market, areas such as high yield bonds, bank loans, and commercial mortgage-backed securities (CMBS) outperformed the overall fixed income market. Meanwhile, a rallying fixed income market continued to reward longer duration investments. The 10-year Treasury yield declined from 3.04% at the end of 2013 to 2.17% at the end of 2014. High yield bond performance in particular was supported by solid credit fundamentals, low defaults, moderate corporate leverage, and positive corporate earnings momentum.

In the third and fourth quarters, geopolitical concerns, falling oil prices, and uncertainty over potential increases in the federal funds rate in 2015 triggered a flight to quality that benefited the Treasury market. In the third quarter, a flood of supply into the high yield market contributed to falling prices and widening yield spreads, especially for lower-rated bonds. The fourth quarter was marked by a continued flight to quality and heightened volatility as worried investors generally sold investments they believed might be adversely affected by falling oil prices.

While most fixed income sectors delivered healthy positive performance for the twelve-month period, the strongest performer was long-term Treasury bonds.

Performance Update

The Fund (Class A Shares) returned -1.01% for the twelve-month period ended December 31, 2014, underperforming a 2.45% return by the Index.

Portfolio Review

The Fund’s focus on higher-quality issuers within high yield hindered relative performance in the first half of 2014, as investors’ search for higher returns fueled

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RS HIGH YIELD FUND

outperformance by lower-rated investments. However, the Fund’s lack of exposure to bonds rated below CCC- was a benefit to relative performance over the full year.

Relative performance in the second half of the year was hindered by the Fund’s energy sector exposure as oil prices plunged by more than 50% in a matter of months. The Fund’s floating rate loan holdings also detracted from relative performance for the year.

Throughout the year, we continued to believe that high yield was fundamentally attractive compared with other asset classes. We reduced the number of holdings in the Fund, allowing us to invest with greater conviction.

Outlook

The Fed has stated that it will approach any changes in the federal funds rate with patience given below-target inflation in the U.S. and economic stresses abroad. Even if the Fed begins gradual rate increases in 2015, as is currently expected, we think its policy is likely to remain accommodative by historical standards. The central banks of Japan, the U.K., and the European Union have indicated that they intend to remain accommodative for some time to come, creating a generally favorable environment for fixed income in 2015, in our view. Although the gains of the past years may have narrowed opportunities in some sectors, we believe that the environment of moderate but solid economic growth and benign inflation remains favorable for numerous fixed income sectors.

We believe that the high yield market will continue to benefit from the combination of historically low interest rates and measured economic growth. In our view, high yield’s recent underperformance has obscured sound fundamentals and the potential for yield spread tightening, especially against a backdrop of stronger economic growth.

As we look ahead, we will continue to adhere to our disciplined investment process as we seek out investments that we believe have improving fundamentals and attractive potential for yield spread tightening.

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RS HIGH YIELD FUND

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

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RS HIGH YIELD FUND

Characteristics (unaudited)

Total Net Assets: $97,058,451

Bond Quality Allocation[2]

Top Ten Holdings[3]

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
First Data Corp.	12.625%	1/15/2021	2.14%
WCI Communities, Inc.	6.875%	8/15/2021	1.72%
Tenet Healthcare Corp.	8.125%	4/1/2022	1.67%
Advanced Micro Devices, Inc.	7.000%	7/1/2024	1.63%
DPL, Inc.	7.250%	10/15/2021	1.63%
Sabra Health Care LP	5.500%	2/1/2021	1.61%
JLL/Delta Dutch Newco B.V.	7.500%	2/1/2022	1.57%
Frontier Communications Corp.	6.875%	1/15/2025	1.55%
B.C. Unlimited Liability Co.	4.500%	12/12/2021	1.54%
Connolly Corp.	8.000%	5/14/2022	1.53%
Total			16.59%

1	The Barclays U.S. Corporate High-Yield Bond Index is generally considered to be representative of the investable universe of the U.S.-dominated high yield debt market. The Barclays U.S. Corporate High-Yield Bond Index is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. Statistical data for the index is as of December 31, 2014.
2	The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s, Standard & Poor’s, and Fitch. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, GIS develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS HIGH YIELD FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (9/1/98)
without sales charge	-1.01%	6.64%	7.56%	6.18%	5.85%
with maximum sales charge	-4.66%	5.30%	6.73%	5.77%	5.60%
Class C Shares (8/7/00)
without sales charge	-1.70%	5.86%	6.77%	5.39%	5.26%
with sales charge	-2.59%	5.86%	6.77%	5.39%	5.26%
Class K Shares (5/15/01)	-1.35%	6.23%	7.14%	5.76%	6.22%
Class Y Shares (5/12/09)	-0.63%	6.87%	7.79%	—	10.51%
Barclays U.S. Corporate High-Yield Bond Index[1]	2.45%	8.43%	9.03%	7.74%	7.19%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS High Yield Fund and in the Barclays U.S. Corporate High-Yield Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares and upon the inception of Class Y shares (5/12/09) would have the following values as of December 31, 2014: $16,907 (Class C), $17,508 (Class K) and $17,568 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian High Yield Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS TAX-EXEMPT FUND

RS Tax-Exempt Fund Commentary

Highlights

•	Municipal bonds delivered strong positive performance in 2014, supported by improving economic conditions, reduced municipal bond supply, and healthy mutual fund inflows.

•

RS Tax-Exempt Fund (the “Fund”) delivered solid positive performance for the twelve-month period ended December 31, 2014, but underperformed its benchmark, the Barclays Municipal Bond Index[1] (the “Index”). The Fund’s underweight in bonds rated AA and lower detracted from relative performance in a year when investors often favored these lower-rated municipal bonds.

Market Overview

The first half of 2014 was a relatively calm period in the fixed income markets as the U.S. economy posted slow but steady growth and the U.S. Federal Reserve (the “Fed”) took a gradual approach to reducing its economic stimulus program. As improving economic fundamentals led investors to seek higher yields beyond the Treasury market, areas such as high yield bonds, bank loans, and commercial mortgage-backed securities (CMBS) outperformed the overall fixed income market. Meanwhile, a rallying fixed income market continued to reward longer duration investments. The 10-year Treasury yield declined from 3.04% at the end of 2013 to 2.17% at the end of 2014.

In the third and fourth quarters, geopolitical concerns, falling oil prices, and uncertainty over potential increases in the federal funds rate in 2015 triggered a flight to quality that benefited the Treasury market. In the third quarter, a flood of supply into the high yield market contributed to falling prices and widening yield spreads, especially for lower-rated bonds. The fourth quarter was marked by a continued flight to quality and heightened volatility as worried investors generally sold investments they believed might be adversely affected by falling oil prices.

While most fixed income sectors delivered healthy positive performance for the twelve-month period, the strongest performer was long-term Treasury bonds. High yield bonds outperformed in the first half of the year, but were the weakest performing segment in the third and fourth quarters.

Municipal bonds delivered robust positive performance throughout the period, aided by the improving economy and reduced supply.

New municipal bond issuance declined to $333.3 billion in 2014, compared with $333.9 billion in 2013 as refundings slowed because many issuers had already taken advantage of low interest rates to meet their refunding needs.

Municipal mutual fund inflows were $21 billion in 2014. This was in sharp contrast to 2013, when concerns over Detroit’s bankruptcy and Puerto Rico’s difficulties helped to

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RS TAX-EXEMPT FUND

trigger $63 billion in outflows. While investors continued to monitor events in Detroit and Puerto Rico, the overhang from these events dissipated as 2014 progressed.

Performance Update

The Fund (Class A Shares) returned 8.39% for the twelve-month period ended December 31, 2014. The Fund underperformed the Index, which returned 9.05%.

Portfolio Review

The biggest detractor from the Fund’s performance relative to the benchmark was its underweight in bonds rated AA and below. Security selection, which was positive in almost all sectors, was the strongest contributor to relative performance. Transportation, water and sewer, and healthcare were particularly strong contributors to performance.

The Fund maintained a high-grade credit profile and held no bonds rated below investment grade. In keeping with its investment strategy, the Fund did not reach for yield at the expense of credit quality. The Fund does not hold Detroit or Puerto Rico bonds, although we continue to closely monitor how developments in those locations might impact the broader municipal market.

The Fund’s long-standing investment approach relies on analysis of the fundamentals of each issuer rather than on ratings or insurance alone. During 2014, the Fund typically held 120 to 135 issues, compared with more than 46,300 issues in the Index. The Fund does not attempt to replicate the Index, and it may contain securities not held in the Index.

Given the many potential opportunities open to a national tax-exempt fund, we continue to focus on issuers that we believe offer high quality and value, while we seek to avoid large concentrations in any single issuer, insurer, industry, sector, or state. However, when we believe we are properly compensated for risk, and if our research indicates upside potential for a bond, we may purchase lower-rated bonds.

Outlook

We believe that municipal debt will continue to play a valuable role for investors given its tax-advantaged status and relative insulation from events outside the United States. We have been reassured by the resilience in the municipal bond market during recent periods of volatility. We also believe that municipal bonds remain attractively valued despite tight supply. We anticipate that supply will remain constricted as fundamentals, including state tax revenues, improve. In our view, this will help to support bond prices. As we look ahead, we remain committed to our disciplined investment approach, and we intend to maintain our focus on the quality and stability of issuers.

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RS TAX-EXEMPT FUND

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities.

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RS TAX-EXEMPT FUND

Characteristics (unaudited)

Total Net Assets: $230,804,780

Sector Allocation

Revenue Bond Allocation	% of Total Net Assets	% Index
Special Tax	2.4%	10.5%
Housing	1.2%	1.2%
Education	9.5%	7.2%
Water and Sewer	11.0%	9.1%
Transportation	23.1%	16.7%
Power	3.0%	6.4%
Leasing	8.1%	6.6%
Resource Recovery	0.0%	0.3%
Hospital / Nursing Home / Health Care	8.0%	9.2%
Industrial Revenue	3.4%	3.1%
Other	0.0%	0.0%

Revenue Bonds Total	69.7%	70.3%
AA Insured Bonds	0.7%	0.3%
Prerefunded	9.0%	5.2%
Total Insured Bonds	4.1%	15.9%

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RS TAX-EXEMPT FUND

Bond Quality Allocation[2]

Top Ten Holdings[3]

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
Illinois St. G.O.	5.000%	1/1/2019	1.61%
Tex. Private Activity Bd. Surface Transn. Corp. Rev.	6.875%	12/31/2039	1.60%
Wayne Cnty. MI Arpt. Auth. Rev.	5.000%	12/1/2020	1.30%
Prince Georges Cnty. MD G.O.	5.000%	9/15/2029	1.17%
North Tex. Twy. Auth. Dallas North Twy. Sys. Rev.	6.000%	1/1/2025	1.12%
Tobacco Settlement Fing. Corp. RI	6.125%	6/1/2032	1.10%
California St. Var. Purp. G.O.	6.000%	3/1/2033	1.07%
Virginia St. Res. Auth. Infrastructure Rev.	5.000%	11/1/2038	1.07%
California St. Var. Purp. G.O.	6.500%	4/1/2033	1.06%
Charleston Cnty. SC G.O.	5.000%	11/1/2022	1.05%
Total			12.15%

1	The Barclays Municipal Bond Index is generally considered to be representative of the municipal bond market. The Barclays Municipal Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. Statistical data for the index is as of December 31, 2014.
2	The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s, Standard & Poor’s, and Fitch. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, GIS develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS TAX-EXEMPT FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	8.39%	3.46%	4.49%	4.39%	4.89%
with maximum sales charge	4.34%	2.14%	3.69%	3.99%	4.70%
Class C Shares (8/7/00)
without sales charge	7.44%	2.61%	3.66%	3.57%	4.31%
with sales charge	6.44%	2.61%	3.66%	3.57%	4.31%
Class Y Shares (5/12/09)	8.53%	3.59%	4.63%	—	4.99%
Barclays Municipal Bond Index[1]	9.05%	4.30%	5.16%	4.74%	5.56%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Tax-Exempt Fund and in the Barclays Municipal Bond Index. The starting point of $9,625 for Class A shares reflects the maximum sales charge of 3.75%. A hypothetical $10,000 investment made 10 years ago in Class C shares and upon the inception of Class Y shares (5/12/09) would have the following values as of December 31, 2014: $14,207 (Class C) and $13,157 (Class Y). While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Tax-Exempt Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS HIGH INCOME MUNICIPAL BOND FUND

RS High Income Municipal Bond Fund Commentary

Highlights

•	Municipal bonds delivered strong positive performance in 2014, supported by improving economic conditions, reduced municipal bond supply, and healthy mutual fund inflows.

•

RS High Income Municipal Bond Fund (the “Fund”) delivered a strong positive performance for the twelve-month period ended December 31, 2014, and outperformed its primary benchmark, the Barclays Municipal Bond Index[1] (the “Index”), primarily due to its holdings in the lower-rated bonds favored by investors in the first half of the year. Yield curve positioning and security selection also made strong contributions to relative performance.

Market Overview

The first half of 2014 was a relatively calm period in the fixed income markets as the U.S. economy posted slow but steady growth and the U.S. Federal Reserve (the “Fed”) took a gradual approach to reducing its economic stimulus program. As improving economic fundamentals led investors to seek higher yields beyond the Treasury market, areas such as high yield bonds, bank loans, and commercial mortgage-backed securities (CMBS) outperformed the overall fixed income market. Meanwhile, a rallying fixed income market continued to reward longer duration investments. The 10-year Treasury yield declined from 3.04% at the end of 2013 to 2.17% at the end of 2014.

In the third and fourth quarters, geopolitical concerns, falling oil prices, and uncertainty over potential increases in the federal funds rate in 2015 triggered a flight to quality that benefited the Treasury market. In the third quarter, a flood of supply into the high yield market contributed to falling prices and widening yield spreads, especially for lower-rated bonds. The fourth quarter was marked by a continued flight to quality and heightened volatility as worried investors generally sold investments they believed might be adversely affected by falling oil prices.

While most fixed income sectors delivered healthy positive performance for the twelve-month period, the strongest performer was long-term Treasury bonds. High yield bonds outperformed in the first half of the year, but were the weakest performing segment in the third and fourth quarters.

Municipal bonds delivered robust positive performance throughout the period, aided by the improving economy and reduced supply.

New municipal bond issuance declined to $333.3 billion in 2014, compared with $333.9 billion in 2013 as refundings slowed because many issuers had already taken advantage of low interest rates to meet their refunding needs.

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RS HIGH INCOME MUNICIPAL BOND FUND

Municipal mutual fund inflows were $21 billion in 2014. This was in sharp contrast to 2013, when concerns over Detroit’s bankruptcy and Puerto Rico’s difficulties helped to trigger $63 billion in outflows. While investors continued to monitor events in Detroit and Puerto Rico, the overhang from these events dissipated as 2014 progressed.

Performance Update

The Fund (Class A Shares) returned 13.09% for the twelve-month period ended December 31, 2014, outperforming the Index, which returned 9.05%. The Fund’s secondary index, the Barclays High Yield Municipal Bond Index,2 which has a lower credit-rating profile than the Fund, returned 13.84%.

Portfolio Review

Consistent with its higher-income orientation, the Fund had greater investment in lower-rated, higher-yielding bonds than the Index. This had a positive impact on relative performance despite reduced investor appetite for risk in the second half of the year. The Fund’s relative performance also benefited from strong overall security selection.

Given the many potential opportunities open to a national tax-exempt fund, we continue to focus on issuers that we believe offer high quality and value, while we seek to avoid large concentrations in any single issuer, insurer, industry, sector, or state. The Fund does not hold Detroit or Puerto Rico bonds.

The Fund’s long-standing investment approach relies on analysis of the fundamentals of each issuer rather than on ratings or insurance alone. During 2014, the Fund typically held 65 to 75 issues, compared with more than 46,300 issues in the Index, and nearly 3,400 in the Barclays High Yield Municipal Bond Index. The Fund does not attempt to replicate the Index, and it may contain securities not held in the Index.

Outlook

We believe that municipal debt will continue to play a valuable role for investors given its tax-advantaged status and relative insulation from events outside the United States. We have been reassured by the resilience in the municipal bond market during recent periods of volatility. We also believe that municipal bonds remain attractively valued despite tight supply. We anticipate that supply will remain constricted as fundamentals, including state tax revenues, improve. In our view, this will help to support bond prices. As we look ahead, we remain committed to our disciplined investment approach, and we intend to maintain our focus on the quality and stability of issuers.

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RS HIGH INCOME MUNICIPAL BOND FUND

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

28	www.rsinvestments.com

RS HIGH INCOME MUNICIPAL BOND FUND

Characteristics (unaudited)

Total Net Assets: $120,966,729

Sector Allocation

Bond Quality Allocation[3]

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RS HIGH INCOME MUNICIPAL BOND FUND

Top Ten Holdings[4]

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
Tex. Private Activity Bd. Surface Transn. Corp.	7.000%	6/30/2040	3.09%
Tobacco Settlement Fing. Corp. RI	6.125%	6/1/2032	2.58%
Tex. Private Activity Bd. Surface Transn. Corp.	7.500%	6/30/2033	2.04%
Village Cmnty. Dev. Dist. No. 8 FLA Spl. Assessment Rev.	6.125%	5/1/2040	2.00%
Village Cmnty. Dev. Dist. No. 8 FLA Spl. Assessment Rev.	6.125%	5/1/2039	1.96%
District of Columbia Rev.	6.875%	7/1/2040	1.93%
Colorado Regl. Trans. Dist. Private Activity Rev.	6.000%	1/15/2034	1.87%
Farmington NM Poll. Ctrl. Rev.	5.900%	6/1/2040	1.84%
Miami-Dade Cnty. FLA Hlth. Facs. Auth. Hosp. Rev.	6.125%	8/1/2042	1.83%
New Jersey Economic Dev. Auth. Rev.	5.875%	6/1/2042	1.82%
Total			20.96%

1	The Barclays Municipal Bond Index is generally considered to be representative of the municipal bond market. The Barclays Municipal Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. Statistical data for the index is as of December 31, 2014.
2	The Barclays High Yield Municipal Bond Index is generally considered to be representative of the investable universe of the U.S high-yield municipal debt market. The Barclays High Yield Municipal Bond Index is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. Statistical data for the index is as of December 31, 2014.
3	The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s, Standard & Poor’s, and Fitch. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, GIS develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS HIGH INCOME MUNICIPAL BOND FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (12/31/09)
without sales charge	13.09%	5.18%	6.36%	—	6.36%
with maximum sales charge	8.85%	3.85%	5.55%	—	5.55%
Class C Shares (12/31/09)
without sales charge	12.22%	4.36%	5.68%	—	5.68%
with sales charge	11.22%	4.36%	5.68%	—	5.68%
Class Y Shares (12/31/09)	13.37%	5.42%	6.55%	—	6.55%
Barclays Municipal Bond Index[1]	9.05%	4.30%	5.16%	—	5.16%
Barclays High Yield Municipal Bond Index[2]	13.84%	8.32%	8.40%	—	8.40%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS High Income Municipal Bond Fund, the Barclays Municipal Bond Index, and the Barclays High Yield Municipal Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares and Class Y shares would have the following values as of December 31, 2014: $13,184 (Class C) and $13,734 (Class Y). While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS FLOATING RATE FUND

RS Floating Rate Fund Commentary

Highlights

•	The leveraged loan market delivered positive performance in 2014 as an improving economy led investors to seek both higher yields and some protection from the prospect of rising interest rates.

•

RS Floating Rate Fund (the “Fund”) had negative performance in 2014 and underperformed its benchmark, the S&P/LSTA U.S. Leveraged Loan Index[1] (the “Index”). Security and sector selection both detracted from relative performance, and allocations to energy bonds particularly weighed on relative performance late in the year.

Market Overview

The first half of 2014 was a relatively calm period in the fixed income markets as the U.S. economy posted slow but steady growth and the U.S. Federal Reserve (the “Fed”) took a gradual approach to reducing its economic stimulus program. As improving economic fundamentals led investors to seek higher yields beyond the Treasury market, areas such as high yield bonds, bank loans, and commercial mortgage-backed securities (CMBS) outperformed the overall fixed income market. Meanwhile, a rallying fixed income market continued to reward longer duration investments. The 10-year Treasury yield declined from 3.04% at the end of 2013 to 2.17% at the end of 2014.

In the third and fourth quarters, geopolitical concerns, falling oil prices, and uncertainty over potential increases in the federal funds rate in 2015 triggered a flight to quality that benefited the Treasury market. In the third quarter, a flood of supply into the high yield market contributed to falling prices and widening yield spreads, especially for lower-rated bonds. The fourth quarter was marked by a continued flight to quality and heightened volatility as worried investors generally sold investments they believed might be adversely affected by falling oil prices.

While most fixed income sectors delivered healthy positive performance for the twelve-month period, the strongest performer was long-term Treasury bonds. High yield bonds outperformed in the first half of the year, but were the weakest segment in the third and fourth quarters.

Leveraged loan mutual fund inflows were positive in early 2014, as investors sought floating rate loans both for their credit seniority and as a protection against the prospect of rising interest rates. However, flows reversed sharply in the second half of the year as investors grew less concerned about near-term rate hikes amid plummeting oil prices and weak inflation. For the year overall, leveraged loan mutual funds experienced $23.1 billion in outflows, compared with inflows of $63 billion in 2013.

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RS FLOATING RATE FUND

Despite the adverse impact of mutual fund outflows on the leveraged loan market, we believe the leveraged loan market benefited from robust issuance of collateralized loan obligations (CLOs), which now dominate the leveraged loan market. CLOs are securities that package loans together and offer them to long-term investors in tranches. CLO issuance was a record $124 billion in 2014. The prior record was $97 billion in 2006.

Performance Update

The Fund (Class A Shares) returned -1.09% for the twelve-month period ended December 31, 2014, underperforming a 1.60% return by the Index.

Portfolio Review

In the first half of the year, the Fund’s credit selection and overweight in high yield bonds, which are not included in the Index, contributed positively to relative performance.

As the search for yield in the first half of 2014 transitioned to a flight to quality in the third and fourth quarters, the ensuing sell-off took a toll on the Fund’s high yield bond holdings, and consequently on its relative performance. The Fund’s investments in the energy sector were a particular source of underperformance as oil prices dropped by more than 50% in the second half of the year and we were unwilling to sell energy holdings at prices that we viewed as irrational.

While many factors hurt relative performance during the year, we believe that fundamentals in the leveraged loan market and in our holdings remain generally sound and many valuations are attractive, which we believe is creating many opportunities for the Fund.

Outlook

The Fed has stated that it will approach any changes in the federal funds rate with patience given below-target inflation in the U.S. and economic stresses abroad. Even if the Fed begins gradual rate increases in 2015, as is currently expected, we think its policy is likely to remain accommodative by historical standards. The central banks of Japan, the U.K., and the European Union have indicated that they intend to remain accommodative for some time to come, creating a generally favorable environment for fixed income in 2015, in our view. Although the gains of the past years may have narrowed opportunities in some sectors, we believe that the environment of moderate but solid economic growth and benign inflation remains favorable for numerous fixed income sectors.

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RS FLOATING RATE FUND

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

34	www.rsinvestments.com

RS FLOATING RATE FUND

Characteristics (unaudited)

Total Net Assets: $1,850,883,066

Sector Allocation

Top Ten Holdings[2]

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
Lonestar Generation LLC	5.250%	2/20/2021	1.59%
Bombardier Recreational Products, Inc.	4.000%	1/30/2019	1.43%
Kindred Healthcare, Inc.	4.250%	4/9/2021	1.35%
ION Trading Technologies S.a.r.l.	7.250%	6/10/2022	1.33%
Charger OpCo B.V.	3.500%	7/23/2021	1.32%
William Morris Endeavor Entertainment LLC	5.250%	5/6/2021	1.30%
Media General, Inc.	4.250%	7/31/2020	1.30%
Fly Funding II S.a.r.l.	4.500%	8/9/2019	1.27%
Big Heart Pet Brands	3.500%	3/8/2020	1.25%
CCS Intermediate Holdings LLC	5.000%	7/22/2021	1.25%
Total			13.39%

1	The S&P/LSTA (Loan Syndications and Trading Association) U.S. Leveraged Loan Index covers more than 1,100 loan facilities and reflects the market-value-weighted performance of U.S. dollar denominated institutional leveraged loans. The S&P/LSTA U.S. Leveraged Loan Index is not available for direct investment and there are no expenses associated with it, while there are expenses associated with the Fund. Statistical data for the index is as of December 31, 2014.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS FLOATING RATE FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (12/31/09)
without sales charge	-1.09%	4.56%	4.59%	—	4.59%
with maximum sales charge	-3.33%	3.76%	4.12%	—	4.12%
Class C Shares (12/31/09)
without sales charge	-1.76%	3.74%	3.94%	—	3.94%
with sales charge	-2.71%	3.74%	3.94%	—	3.94%
Class K Shares (12/31/09)	-1.50%	4.08%	4.19%	—	4.19%
Class Y Shares (12/31/09)	-0.75%	4.80%	4.77%	—	4.77%
S&P/LSTA U.S. Leveraged Loan Index[1]	1.60%	5.46%	5.57%	—	5.57%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS Floating Rate Fund and in the S&P/LSTA U.S. Leveraged Loan Index. The starting point of $9,775 for Class A shares reflects the current maximum sales charge of 2.25%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares, Class K shares and Class Y shares would have the following values as of December 31, 2014: $12,130 (Class C), $12,277 (Class K) and $12,624 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS STRATEGIC INCOME FUND

RS Strategic Income Fund Commentary

Highlights

•

Improving economic growth and declining long-term interest rates contributed to positive performance in most fixed income sectors in 2014. The Barclays U.S. Aggregate Bond Index[1] (the “Index”) ended 2014 with a gain.

•

RS Strategic Income Fund (the “Fund”) delivered positive performance for the twelve-month period ended December 31, 2014, but underperformed the benchmark Index. Yield curve positioning and the Fund’s high yield bond and floating rate loan holdings were the chief sources of the underperformance.

Market Overview

The first half of 2014 was a relatively calm period in the fixed income markets as the U.S. economy posted slow but steady growth and the U.S. Federal Reserve (the “Fed”) took a gradual approach to reducing its economic stimulus program. As improving economic fundamentals led investors to seek higher yields beyond the Treasury market, areas such as high yield bonds, bank loans, and commercial mortgage-backed securities (CMBS) outperformed the overall fixed income market. Meanwhile, a rallying fixed income market continued to reward longer duration investments. The 10-year Treasury yield declined from 3.04% at the end of 2013 to 2.17% at the end of 2014.

In the third and fourth quarters, geopolitical concerns, falling oil prices, and uncertainty over potential increases in the federal funds rate in 2015 triggered a flight to quality that benefited the Treasury market. In the third quarter, a flood of supply into the high yield market contributed to falling prices and widening yield spreads, especially for lower-rated bonds. The fourth quarter was marked by a continued flight to quality and heightened volatility as worried investors generally sold investments they believed might be adversely affected by falling oil prices.

While most fixed income sectors delivered healthy positive performance for the twelve-month period, the strongest performer was long-term Treasury bonds. High yield bonds outperformed in the first half of the year, but were the weakest performing segment in the third and fourth quarters.

Performance Update

The Fund (Class A Shares) returned 2.03% for the twelve-month period ended December 31, 2014, underperforming a 5.97% return by the Index.

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RS STRATEGIC INCOME FUND

Portfolio Review

The Fund’s underperformance relative to the Index in both the fourth quarter and the full year stemmed primarily from its yield curve positioning and its holdings in high yield bonds and floating rate loans, which are not included in the Index. The bonds of energy-related companies were under particular pressure in the quarter as oil prices ended the year more than 50% below their mid-year highs. This impact was particularly pronounced for high yield bonds.

The Fund’s underweight in Treasurys contributed to relative performance. Investment grade corporate bonds, non-Agency residential mortgage-backed securities (RMBS) and non-Agency collateralized mortgage obligations also contributed to performance.

Changes to the Fund’s positioning were guided by efforts to build liquidity and position the Fund to take advantage of any buying opportunities that may arise as markets prepare for potential interest rate increases. Over the course of the year, we increased Treasury holdings and made measured reductions in bank loans and non-Agency RMBS.

Despite the increase in the Fund’s Treasury holdings, we remain significantly underweight in Treasurys, with a significant portion of our investments in non-Treasury sectors that are not included in the Index. We continue to see potential for yield spread tightening in both investment grade and high yield corporate debt, despite recent pressures. The Fund also has maintained meaningful exposure to CMBS and non-Agency RMBS, as we believe that these sectors may benefit from the housing and real estate recovery and have become less risky. The Fund’s holdings in adjustable-rate non-Agency RMBS also may help to protect the Fund against the prospect of rising interest rates. In addition, the Fund continues to hold some floating rate loans, which offer credit seniority along with some interest-rate protection.

Outlook

The Fed has stated that it will approach any changes in the federal funds rate with patience given below-target inflation in the U.S. and economic stresses abroad. Even if the Fed begins gradual rate increases in 2015, as is currently expected, we think its policy is likely to remain accommodative by historical standards. The central banks of Japan, the U.K., and the European Union have indicated that they intend to remain accommodative for some time to come, creating a generally favorable environment for fixed income in 2015, in our view. Although the gains of the past years may have narrowed opportunities in some sectors, we believe that the environment of moderate but solid economic growth and benign inflation remains favorable for numerous fixed income sectors.

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RS STRATEGIC INCOME FUND

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

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RS STRATEGIC INCOME FUND

Characteristics (unaudited)

Total Net Assets: $83,459,950

Sector Allocation

Bond Quality Allocation[2]

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RS STRATEGIC INCOME FUND

Top Ten Holdings[3]

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Bond	3.625%	2/15/2044	5.64%
Sinopec Group Overseas Development 2014 Ltd.	1.750%	4/10/2017	1.79%
AT&T, Inc.	6.300%	1/15/2038	1.45%
Energy Transfer Partners LP	6.700%	7/1/2018	1.35%
Republic of Panama	5.200%	1/30/2020	1.32%
Bharti Airtel International Netherlands B.V.	5.350%	5/20/2024	1.30%
Morgan Stanley	5.500%	7/28/2021	1.29%
BBVA Bancomer S.A./Grand Cayman	6.008%	5/17/2022	1.22%
ArcelorMittal	4.250%	8/5/2015	1.22%
Celulosa Arauco y Constitucion S.A.	4.500%	8/1/2024	1.19%
Total			17.77%

1	The Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund. Statistical data for the index is as of December 31, 2014.
2	The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s, Standard & Poor’s, and Fitch. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, GIS develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS STRATEGIC INCOME FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (12/31/09)
without sales charge	2.03%	3.74%	5.15%	—	5.15%
with maximum sales charge	-1.77%	2.43%	4.34%	—	4.34%
Class C Shares (12/31/09)
without sales charge	1.23%	2.94%	4.50%	—	4.50%
with sales charge	0.26%	2.94%	4.50%	—	4.50%
Class K Shares (12/31/09)	1.72%	3.33%	4.82%	—	4.82%
Class Y Shares (12/31/09)	2.34%	3.99%	5.33%	—	5.33%
Barclays U.S Aggregate Bond Index[1]	5.97%	2.66%	4.45%	—	4.45%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS Strategic Income Fund and in the Barclays U.S. Aggregate Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares, Class K shares and Class Y shares would have the following values as of December 31, 2014: $12,464 (Class C), $12,656 (Class K) and $12,964 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2014. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double-digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% (2.25% for RS Low Duration Bond Fund and RS Floating Rate Fund). Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800.766.3863 and is periodically updated on our website: www.rsinvestments.com.

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UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014, to December 31, 2014. The following tables show the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Based on Actual Return		Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14-12/31/14	Expense Ratio During Period 7/1/14-12/31/14
RS Investment Quality Bond Fund	Class A	$1,000.00	$1,010.10	$4.56	0.90%
	Class C	$1,000.00	$1,005.70	$8.95	1.77%
	Class K	$1,000.00	$1,009.00	$6.58	1.30%
	Class Y	$1,000.00	$1,011.30	$3.35	0.66%

44	www.rsinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14-12/31/14	Expense Ratio During Period 7/1/14-12/31/14
RS Low Duration Bond Fund	Class A	$1,000.00	$997.20	$4.53	0.90%
	Class C	$1,000.00	$993.60	$8.19	1.63%
	Class K	$1,000.00	$995.10	$6.64	1.32%
	Class Y	$1,000.00	$998.80	$3.02	0.60%
RS High Yield Fund	Class A	$1,000.00	$939.10	$4.89	1.00%
	Class C	$1,000.00	$935.90	$8.30	1.70%
	Class K	$1,000.00	$937.70	$6.59	1.35%
	Class Y	$1,000.00	$941.50	$3.72	0.76%
RS Tax-Exempt Fund	Class A	$1,000.00	$1,026.80	$4.09	0.80%
	Class C	$1,000.00	$1,022.70	$8.16	1.60%
	Class Y	$1,000.00	$1,027.40	$3.53	0.69%
RS High Income Municipal Bond Fund	Class A	$1,000.00	$1,046.90	$4.13	0.80%
	Class C	$1,000.00	$1,042.90	$8.08	1.57%
	Class Y	$1,000.00	$1,047.20	$2.94	0.57%
RS Floating Rate Fund	Class A	$1,000.00	$968.60	$4.96	1.00%
	Class C	$1,000.00	$965.80	$8.92	1.80%
	Class K	$1,000.00	$967.00	$7.73	1.56%
	Class Y	$1,000.00	$970.90	$3.87	0.78%
RS Strategic Income Fund	Class A	$1,000.00	$988.00	$4.76	0.95%
	Class C	$1,000.00	$984.20	$8.70	1.74%
	Class K	$1,000.00	$987.20	$6.71	1.34%
	Class Y	$1,000.00	$989.90	$3.71	0.74%
Based on Hypothetical Return (5% Return Before Expenses)
RS Investment Quality Bond Fund	Class A	$1,000.00	$1,020.67	$4.58	0.90%
	Class C	$1,000.00	$1,016.28	$9.00	1.77%
	Class K	$1,000.00	$1,018.65	$6.61	1.30%
	Class Y	$1,000.00	$1,021.88	$3.36	0.66%
RS Low Duration Bond Fund	Class A	$1,000.00	$1,020.67	$4.58	0.90%
	Class C	$1,000.00	$1,016.99	$8.29	1.63%
	Class K	$1,000.00	$1,018.55	$6.72	1.32%
	Class Y	$1,000.00	$1,022.18	$3.06	0.60%
RS High Yield Fund	Class A	$1,000.00	$1,020.16	$5.09	1.00%
	Class C	$1,000.00	$1,016.64	$8.64	1.70%
	Class K	$1,000.00	$1,018.40	$6.87	1.35%
	Class Y	$1,000.00	$1,021.37	$3.87	0.76%
RS Tax-Exempt Fund	Class A	$1,000.00	$1,021.17	$4.08	0.80%
	Class C	$1,000.00	$1,017.14	$8.13	1.60%
	Class Y	$1,000.00	$1,021.73	$3.52	0.69%
RS High Income Municipal Bond Fund	Class A	$1,000.00	$1,021.17	$4.08	0.80%
	Class C	$1,000.00	$1,017.29	$7.98	1.57%
	Class Y	$1,000.00	$1,022.33	$2.91	0.57%
RS Floating Rate Fund	Class A	$1,000.00	$1,020.16	$5.09	1.00%
	Class C	$1,000.00	$1,016.13	$9.15	1.80%
	Class K	$1,000.00	$1,017.34	$7.93	1.56%
	Class Y	$1,000.00	$1,021.27	$3.97	0.78%
RS Strategic Income Fund	Class A	$1,000.00	$1,020.42	$4.84	0.95%
	Class C	$1,000.00	$1,016.43	$8.84	1.74%
	Class K	$1,000.00	$1,018.45	$6.82	1.34%
	Class Y	$1,000.00	$1,021.47	$3.77	0.74%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Financial Information

Year Ended December 31, 2014

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2014	Principal Amount	Value
Agency Mortgage-Backed Securities – 4.9%
FHLMC
5.50% due 6/1/2038	$118,623	$132,750
7.00% due 9/1/2038	39,977	49,585
1534 Z 5.00% due 6/15/2023	113,631	121,732
3227 PR 5.50% due 9/15/2035(1)	1,014,784	1,066,629
FNMA
2.285% due 12/1/2036(1)(2)	102,045	108,430
2.315% due 8/1/2046(2)	72,997	73,477
3.00% due 5/1/2043	1,630,484	1,651,788
3.50% due 11/1/2042	7,289	7,610
4.50% due 12/1/2038 - 3/1/2044	1,634,344	1,774,903
5.00% due 12/1/2034 - 11/1/2036	53,711	59,483
5.50% due 4/1/2022 - 1/1/2038(1)	445,393	496,274
6.00% due 8/1/2021	73,722	80,577
7.00% due 8/1/2023 - 6/1/2032	53,503	62,298
7.50% due 12/1/2029 - 2/1/2031	73,604	86,865
8.00% due 6/1/2030 - 9/1/2030	33,649	40,404
2002-77 QG
5.50% due 12/25/2032	474,688	520,152
GNMA 6.00% due 12/15/2033	45,253	52,347
Total Agency Mortgage-Backed Securities (Cost $6,141,107)		6,385,304

	Principal Amount	Value
Asset-Backed Securities – 1.1%
Ameriquest Mortgage Securities, Inc. 2003-5 A6 5.041% due 4/25/2033(2)	246,632	251,237
Domino’s Pizza Master Issuer LLC 2012-1A A2 5.216% due 1/25/2042(3)	1,072,537	1,124,398
Total Asset-Backed Securities (Cost $1,336,592)		1,375,635

	Principal Amount	Value
Senior Secured Loans – 6.4%
Building Materials – 0.5%
Generac Power Systems, Inc. Term Loan B 3.25% due 5/31/2020(2)	276,000	267,030

48	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2014	Principal Amount	Value
Building Materials (continued)
Quikrete Holdings, Inc. 1st Lien Term Loan 4.00% due 9/28/2020(2)	$354,505	$349,010

		616,040
Environmental – 0.4%
Granite Acquisition, Inc.
Term Loan B 5.00% due 10/15/2021(2)	478,927	480,522
Term Loan C 5.00% due 10/15/2021(2)	21,073	21,143

		501,665
Food And Beverage – 0.4%
Big Heart Pet Brands New Term Loan 3.50% due 3/8/2020(2)	256,214	244,684
H.J. Heinz Co. Term Loan B1 3.25% due 6/7/2019(2)	328,930	325,322

		570,006
Gaming – 1.0%
MGM Resorts International Term Loan B 3.50% due 12/20/2019(2)	738,693	717,921
Scientific Games International, Inc. 2014 Term Loan B1 6.00% due 10/18/2020(2)	594,000	584,645

		1,302,566
Healthcare – 0.4%
Connolly Corp. 1st Lien Term Loan 5.00% due 5/14/2021(2)	498,747	493,136

		493,136
Pharmaceuticals – 1.8%
Amgen, Inc. Term Loan 1.255% due 9/18/2018(2)	700,000	697,816
RPI Finance Trust
Term Loan B1 2.755% due 11/9/2016(2)	1,420,176	1,412,720
Term Loan B2 3.25% due 5/9/2018(2)	193,400	192,675

		2,303,211

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	49

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2014	Principal Amount	Value
Refining – 0.2%
Tesoro Corp. Delayed Draw Term Loan 2.42% due 5/30/2016(2)	$318,000	$316,410

		316,410
Restaurants – 0.4%
B.C. Unlimited Liability Co. 2014 Term Loan B 4.50% due 12/12/2021(2)	500,000	497,855

		497,855
Retailers – 0.4%
BJ’s Wholesale Club, Inc. New 1st Lien Term Loan 4.50% due 9/26/2019(2)	498,741	488,586

		488,586
Wireless – 0.7%
Crown Castle Operating Co. Term Loan B2 3.00% due 1/31/2021(2)	985,042	967,803

		967,803
Wirelines – 0.2%
Windstream Corp. Term Loan B4 3.50% due 1/23/2020(2)	295,477	291,539

		291,539
Total Senior Secured Loans (Cost $8,430,398)		8,348,817

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 14.3%
Banc of America Commercial Mortgage Trust
2006-2 A4 5.728% due 5/10/2045(2)	927,000	965,185
2008-1 A4 6.245% due 2/10/2051(2)	874,470	965,194
Bear Stearns Commercial Mortgage Securities Trust
2005-PW10 AM 5.449% due 12/11/2040(1)(2)	810,000	836,209
2007-PW16 AM 5.707% due 6/11/2040(2)	715,000	779,290
Citigroup Commercial Mortgage Trust
2006-C5 A4 5.431% due 10/15/2049	409,000	433,099

50	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2014	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2013-375P B 3.518% due 5/10/2035(1)(2)(3)	$900,000	$910,200
2014-388G B 1.211% due 6/15/2033(2)(3)	600,000	600,361
Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM 5.648% due 10/15/2048	650,000	694,473
Credit Suisse Commercial Mortgage Trust 2006-C3 A3 5.806% due 6/15/2038(2)	750,274	783,976
Credit Suisse First Boston Mortgage Securities Corp. 2005-C5 AM 5.10% due 8/15/2038(1)(2)	335,000	341,899
Crown Castle Towers LLC Sr. Sec. Nt. 6.113% due 1/15/2040(1)(3)	1,500,000	1,722,963
DBUBS Mortgage Trust 2011-LC1A A3 5.002% due 11/10/2046(1)(3)	500,000	563,821
Fairway Outdoor Funding LLC 2012-1A A2 4.212% due 10/15/2042(3)	1,409,638	1,413,910
GMAC Commercial Mortgage Securities, Inc. 2006-C1 AM 5.29% due 11/10/2045(1)(2)	572,000	588,480
JPMorgan Chase Commercial Mortgage Securities Trust
2006-LDP7 AM 5.865% due 4/15/2045(2)	960,000	1,018,731
2007-LD12 AM 6.011% due 2/15/2051(2)	600,000	653,692
2011-PLSD A2 3.364% due 11/13/2044(1)(3)	1,550,000	1,606,511
LB UBS Commercial Mortgage Trust 2006-C6 AM 5.413% due 9/15/2039(1)	455,000	483,179
NCUA Guaranteed Notes Trust 2010-C1 A2 2.90% due 10/29/2020(1)	560,000	575,010
Queens Center Mortgage Trust 2013-QCA A 3.275% due 1/11/2037(3)	1,150,000	1,161,522
SBA Tower Trust 2.24% due 4/15/2043(3)	500,000	495,418
Wachovia Bank Commercial Mortgage Trust
2005-C18 A4 4.935% due 4/15/2042(1)	265,642	265,880

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	51

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2014	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2007-C33 AM 5.941% due 2/15/2051(2)	$650,000	$708,190
Total Commercial Mortgage-Backed Securities (Cost $18,447,859)		18,567,193

	Principal Amount	Value
Corporate Bonds – 42.3%
Aerospace & Defense – 0.2%
Northrop Grumman Space & Mission Systems Corp. 7.75% due 6/1/2029	150,000	201,594

		201,594
Automotive – 1.7%
BorgWarner, Inc. Sr. Nt. 4.625% due 9/15/2020	500,000	547,260
Ford Motor Credit Co. LLC Sr. Nt. 4.25% due 9/20/2022	250,000	265,266
General Motors Financial Co., Inc. 2.625% due 7/10/2017	1,000,000	1,004,335
RCI Banque S.A. Sr. Nt. 4.60% due 4/12/2016(3)	350,000	363,681

		2,180,542
Banking – 11.4%
Ally Financial, Inc. 2.75% due 1/30/2017	500,000	498,440
Bank of America Corp.
Sub. Nt. 4.25% due 10/22/2026	500,000	498,878
Sr. Nt. 5.70% due 1/24/2022(1)	850,000	984,671
Citigroup, Inc.
Sr. Nt. 1.70% due 7/25/2016	1,500,000	1,510,274
4.50% due 1/14/2022	400,000	437,103
6.125% due 11/21/2017	350,000	390,279
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 3.95% due 11/9/2022(1)	400,000	407,452
Credit Suisse/New York NY Sr. Nt. 5.30% due 8/13/2019	350,000	392,599

52	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2014	Principal Amount	Value
Banking (continued)
Discover Bank/Greenwood DE Sub. Nt. 7.00% due 4/15/2020	$400,000	$471,417
Huntington Bancshares, Inc. Sub. Nt. 7.00% due 12/15/2020	400,000	481,412
Intesa Sanpaolo S.p.A. Sr. Nt. 3.875% due 1/16/2018	600,000	624,692
JPMorgan Chase & Co. Sub. Nt. 3.375% due 5/1/2023(1)	300,000	296,794
Lloyds Bank PLC 5.80% due 1/13/2020(3)	350,000	404,441
Macquarie Bank Ltd. Sr. Nt. 2.00% due 8/15/2016(1)(3)	1,000,000	1,012,179
Morgan Stanley
Sr. Nt. 3.75% due 2/25/2023	300,000	307,746
5.95% due 12/28/2017(1)	1,325,000	1,472,275
Regions Bank/Birmingham AL Sub. Nt. 7.50% due 5/15/2018(1)	500,000	580,448
Royal Bank of Scotland Group PLC Sub. Nt. 6.125% due 12/15/2022	400,000	435,362
Standard Chartered PLC Sub. Nt. 3.95% due 1/11/2023(1)(3)	600,000	579,023
The Goldman Sachs Group, Inc.
Sub. Nt. 5.625% due 1/15/2017	680,000	729,366
Sr. Nt. 5.75% due 1/24/2022(1)	500,000	578,394
The Huntington National Bank Sr. Nt. 1.35% due 8/2/2016(1)	1,300,000	1,300,692
UBS AG/Stamford CT Sr. Nt. 4.875% due 8/4/2020(1)	400,000	444,866

		14,838,803
Brokerage – 0.5%
KKR Group Finance Co. LLC 6.375% due 9/29/2020(1)(3)	600,000	699,119

		699,119

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	53

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2014	Principal Amount	Value
Building Materials – 0.7%
CRH America, Inc. 6.00% due 9/30/2016	$350,000	$376,710
Owens Corning 4.20% due 12/15/2022(1)	500,000	507,439

		884,149
Cable Satellite – 0.7%
Comcast Corp. 6.45% due 3/15/2037	250,000	332,605
Time Warner Cable, Inc. 5.85% due 5/1/2017(1)	550,000	600,352

		932,957
Chemicals – 1.2%
Cabot Corp. Sr. Nt. 3.70% due 7/15/2022	500,000	509,088
Ecolab, Inc. Sr. Nt. 5.50% due 12/8/2041	200,000	240,745
FMC Corp. Sr. Nt. 5.20% due 12/15/2019	100,000	110,832
LyondellBasell Industries N.V. Sr. Nt. 5.00% due 4/15/2019(1)	700,000	763,535

		1,624,200
Diversified Manufacturing – 0.2%
Siemens Financieringsmaatschappij N.V. 6.125% due 8/17/2026(3)	200,000	248,143

		248,143
Electric – 1.0%
Alabama Power Co. Sr. Nt. 5.65% due 3/15/2035(1)	300,000	302,391
Nevada Power Co. 6.65% due 4/1/2036(1)	250,000	345,707
PPL Electric Utilities Corp. 6.25% due 5/15/2039	220,000	302,719
Virginia Electric and Power Co. Sr. Nt. 8.875% due 11/15/2038	200,000	334,988

		1,285,805

54	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2014	Principal Amount	Value
Energy - Integrated – 0.3%
Suncor Energy, Inc. Sr. Nt. 6.50% due 6/15/2038	$300,000	$369,076

		369,076
Finance Companies – 2.2%
AerCap Ireland Capital Ltd. 3.75% due 5/15/2019(3)	400,000	396,000
CIT Group, Inc. Sr. Nt. 4.75% due 2/15/2015(3)	800,000	800,600
General Electric Capital Corp. Sr. Nt. 6.75% due 3/15/2032(1)	200,000	273,176
International Lease Finance Corp.
Sr. Nt. 4.625% due 4/15/2021	950,000	966,625
4.875% due 4/1/2015	400,000	402,900

		2,839,301
Food And Beverage – 0.7%
Anheuser-Busch InBev Worldwide, Inc. 3.75% due 7/15/2042(1)	625,000	587,570
Mead Johnson Nutrition Co. Sr. Nt. 4.90% due 11/1/2019	300,000	329,699

		917,269
Government Related – 1.8%
Dolphin Energy Ltd. Sr. Sec. Nt. 5.888% due 6/15/2019(3)	428,550	466,584
Petrobras International Finance Co., S.A. 5.875% due 3/1/2018(1)	800,000	781,176
Petroleos Mexicanos 5.75% due 3/1/2018	1,000,000	1,080,000

		2,327,760
Health Insurance – 0.1%
UnitedHealth Group, Inc. Sr. Nt. 6.50% due 6/15/2037	125,000	167,498

		167,498
Healthcare – 0.8%
Amsurg Corp. 5.625% due 11/30/2020	500,000	511,250
Bio-Rad Laboratories, Inc. Sr. Nt. 4.875% due 12/15/2020	200,000	214,785

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	55

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2014	Principal Amount	Value
Healthcare (continued)
Fresenius Medical Care U.S. Finance, Inc. 6.875% due 7/15/2017	$300,000	$327,750

		1,053,785
Home Construction – 0.6%
Toll Brothers Finance Corp. 5.875% due 2/15/2022(1)	750,000	800,625

		800,625
Independent Energy – 2.6%
Anadarko Petroleum Corp. Sr. Nt. 5.95% due 9/15/2016(1)	1,000,000	1,069,380
Chesapeake Energy Corp. 7.25% due 12/15/2018	650,000	711,750
Kodiak Oil & Gas Corp. 5.50% due 2/1/2022	720,000	721,800
Talisman Energy, Inc. Sr. Nt. 5.50% due 5/15/2042	500,000	471,963
Whiting Petroleum Corp. 6.50% due 10/1/2018	400,000	386,000

		3,360,893
Insurance - Life – 1.2%
American International Group, Inc. Sr. Nt. 5.85% due 1/16/2018	250,000	279,525
MetLife, Inc. Jr. Sub. Nt. 6.40% due 12/15/2066	125,000	139,375
Prudential Financial, Inc. Sr. Nt. 7.375% due 6/15/2019	300,000	360,645
Symetra Financial Corp. Sr. Nt. 6.125% due 4/1/2016(3)	300,000	314,739
Teachers Insurance & Annuity Association of America Sub. Nt. 6.85% due 12/16/2039(3)	300,000	409,749

		1,504,033
Insurance: Property - Casualty – 0.9%
Berkshire Hathaway Finance Corp. 5.75% due 1/15/2040	225,000	287,925
Markel Corp. Sr. Nt. 3.625% due 3/30/2023	500,000	502,856

56	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2014	Principal Amount	Value
Insurance: Property - Casualty (continued)
ZFS Finance U.S.A. Trust II Jr. Sub. Nt. 6.45% due 12/15/2065(2)(3)	$300,000	$316,101

		1,106,882
Media - Entertainment – 0.3%
Time Warner Cos., Inc. 7.57% due 2/1/2024	350,000	454,362

		454,362
Metals And Mining – 2.4%
Allegheny Technologies, Inc. Sr. Nt. 9.375% due 6/1/2019	400,000	465,376
ArcelorMittal Sr. Nt. 4.25% due 8/5/2015	1,000,000	1,015,000
Freeport-McMoRan, Inc. Sr. Nt. 3.55% due 3/1/2022	450,000	425,300
Steel Dynamics, Inc. 5.25% due 4/15/2023	250,000	253,750
Vale Overseas Ltd. 6.25% due 1/23/2017	900,000	959,949

		3,119,375
Midstream – 1.5%
El Paso Pipeline Partners Operating Co. LLC 5.00% due 10/1/2021	400,000	420,692
Energy Transfer Partners LP Sr. Nt. 5.15% due 2/1/2043	275,000	272,147
Enterprise Products Operating LLC Series A 8.375% due 8/1/2066(2)	400,000	429,500
Williams Partners LP Sr. Nt. 5.25% due 3/15/2020	750,000	814,146

		1,936,485
Oil Field Services – 1.3%
Nabors Industries, Inc. 4.625% due 9/15/2021(1)	750,000	704,656
Transocean, Inc. 6.00% due 3/15/2018(1)	500,000	480,929
Weatherford International Ltd.
5.125% due 9/15/2020	350,000	343,861
6.50% due 8/1/2036	250,000	229,039

		1,758,485

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	57

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2014	Principal Amount	Value
Packaging – 0.4%
Silgan Holdings, Inc. Sr. Nt. 5.00% due 4/1/2020	$500,000	$507,500

		507,500
Paper – 1.2%
Georgia-Pacific LLC 5.40% due 11/1/2020(1)(3)	670,000	753,910
Rock Tenn Co. 4.90% due 3/1/2022(1)	800,000	859,351

		1,613,261
Railroads – 0.1%
CSX Corp. Sr. Nt. 4.75% due 5/30/2042	175,000	192,198

		192,198
Real Estate Investment Trusts – 1.5%
DDR Corp. Sr. Nt. 4.75% due 4/15/2018(1)	1,000,000	1,068,197
Equity Commonwealth Sr. Nt. 5.875% due 9/15/2020	300,000	330,038
ProLogis LP 6.875% due 3/15/2020	145,000	170,318
Simon Property Group LP Sr. Nt. 4.125% due 12/1/2021(1)	400,000	435,126

		2,003,679
Technology – 1.3%
First Data Corp. Sr. Sec. Nt. 7.375% due 6/15/2019(1)(3)	620,000	652,550
Hewlett-Packard Co. Sr. Nt. 3.75% due 12/1/2020(1)	1,000,000	1,034,462

		1,687,012
Wireless – 1.2%
America Movil S.A.B. de C.V. 5.00% due 10/16/2019(1)	700,000	772,737
Sprint Communications, Inc. Sr. Nt. 6.00% due 12/1/2016(1)	648,000	677,824

58	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2014	Principal Amount	Value
Wireless (continued)
Vodafone Group PLC Sr. Nt. 6.15% due 2/27/2037(1)	$100,000	$120,663

		1,571,224
Wirelines – 2.3%
AT&T, Inc. Sr. Nt. 6.30% due 1/15/2038	300,000	362,978
Deutsche Telekom International Finance B.V. 8.75% due 6/15/2030	250,000	369,290
Orange S.A. Sr. Nt. 9.00% due 3/1/2031	115,000	175,419
Telecom Italia Capital S.A. 5.25% due 10/1/2015	150,000	153,000
Verizon Communications, Inc.
Sr. Nt. 6.40% due 2/15/2038	350,000	431,851
6.55% due 9/15/2043(1)	1,150,000	1,473,321

		2,965,859
Total Corporate Bonds (Cost $52,384,449)		55,151,874

	Principal Amount	Value
Municipal Bonds – 1.7%
Chicago Illinois Metropolitan Wtr. Reclamation Dist. Greater Chicago G.O. Build America Bonds Taxable Direct Payment 5.72% due 12/1/2038	400,000	497,300
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Build America Bonds Ser. A 6.184% due 1/1/2034	300,000	388,263
Massachusetts St. Health & Ed. Facs. Auth. Rev. Harvard Univ. Ser. A 5.50% due 11/15/2036	340,000	396,637
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Rev. Build America Bonds Ser. EE 6.011% due 6/15/2042	300,000	406,809

San Diego Cnty. California Wtr. Auth. Fing. Agcy. Wtr. Rev. Build America Bonds Ser. B 6.138% due 5/1/2049	400,000	540,892
Total Municipal Bonds (Cost $1,758,319)		2,229,901

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	59

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2014	Principal Amount	Value
Non Agency Mortgage-Backed Securities – 8.2%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034	$605,044	$638,639
Banc of America Funding Trust 2004-2 1CB1 5.75% due 9/20/2034	825,681	890,125
Countrywide Alternative Loan Trust 2006-19CB A15 6.00% due 8/25/2036	269,160	234,288
Countrywide Home Loans Mortgage Pass-Through Trust
2002-19 1A1 6.25% due 11/25/2032	130,151	134,515
2003-11 A31 5.50% due 5/25/2033	361,978	372,742
2003-J7 2A12 5.00% due 8/25/2033	315,594	326,876
2004-5 2A9 5.25% due 5/25/2034	447,722	463,365
Deutsche Alt-A Securities Mortgage Loan Trust 2007-AR3 2A2B 0.41% due 6/25/2037(2)	739,589	615,807
GSR Mortgage Loan Trust 2004-10F 6A1 5.00% due 9/25/2034	46,455	48,098
JPMorgan Mortgage Trust 2004-S2 1A3 4.75% due 11/25/2019	223,131	224,561
2005-A3 11A2 2.555% due 6/25/2035(2)	723,191	726,022
Master Adjustable Rate Mortgages Trust 2004-13 3A7 2.639% due 11/21/2034(2)	714,364	726,886
Master Asset Securitization Trust 2003-10 3A7 5.50% due 11/25/2033	184,099	192,566
2003-5 2A1 5.00% due 6/25/2018	90,426	93,460
2003-7 4A33 5.25% due 9/25/2033(1)	554,628	581,776
Merrill Lynch Mortgage Investors Trust 2005-A2 A2 2.472% due 2/25/2035(2)	282,683	282,012
Prime Mortgage Trust 2003-3 A9 5.50% due 1/25/2034	476,548	476,102
2004-2 A3 5.25% due 11/25/2019	65,011	67,070

60	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2014	Principal Amount	Value
Non Agency Mortgage-Backed Securities (continued)
Residential Asset Mortgage Products Trust 2005-SL1 A4 6.00% due 5/25/2032	$52,561	$53,383
Residential Funding Mortgage Securities I 2005-S3 A1 4.75% due 3/25/2020	266,978	271,421
Structured Adjustable Rate Mortgage Loan Trust 2004-5 3A1 2.43% due 5/25/2034(2)	753,746	754,898
Structured Asset Securities Corp. 2004-20 7A1 5.25% due 11/25/2034	583,191	590,912
2004-21XS 2A6A 4.74% due 12/25/2034(2)	35,427	36,182
Wells Fargo Mortgage Backed Securities Trust 2003-17 1A14 5.25% due 1/25/2034	281,674	299,039
2004-6 A4 5.50% due 6/25/2034	123,607	129,644
2004-Y 3A1 2.594% due 11/25/2034(2)	349,469	352,568
2005-2 2A1 4.75% due 4/25/2020(1)	126,174	129,784
2005-AR12 2A6 2.621% due 6/25/2035(1)(2)	608,727	612,213
2006-1 A3 5.00% due 3/25/2021	183,020	186,938
2007-13 A7 6.00% due 9/25/2037	231,202	232,162
Total Non Agency Mortgage-Backed Securities (Cost $10,611,800)		10,744,054

	Principal Amount	Value
Repurchase Agreements – 9.8%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $12,802,000, due 1/2/2015(4)	12,802,000	12,802,000
Total Repurchase Agreements (Cost $12,802,000)		12,802,000
Total Investments - 88.7% (Cost $111,912,524)		115,604,778
Other Assets, Net - 11.3%		14,730,130
Total Net Assets - 100.0%		$130,334,908

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	61

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

(1)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).
(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2014.
(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2014, the aggregate market value of these securities amounted to $17,015,923, representing 13.1% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FNMA	2.26%	10/17/2022	$13,059,365

The table below presents futures contracts as of December 31, 2014:

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Appreciation (Depreciation)
Purchased Futures Contracts

10 YR U.S. Treasury Notes	Goldman Sachs & Co.	40	3/31/2015	$5,072	$1,735

5 YR U.S. Treasury Notes	Goldman Sachs & Co.	45	3/31/2015	5,352	(10,035)

U.S. Long Bonds	Goldman Sachs & Co.	7	3/31/2015	1,012	21,140

U.S. Ultra Bonds	Goldman Sachs & Co.	33	3/31/2015	5,451	29,520

Total					$42,360

At December 31, 2014, the Fund had entered into the following open option contracts:

Number of Contracts	Written Put Options	Expiration Date	Premiums Received	Current Value	Unrealized Appreciation

30	30 YR U.S. Treasury Note, strike @ $135	February 2015	$16,770	$(2,344)	$14,426

62	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Agency Mortgage-Backed Securities	$—	$6,385,304	$—	$6,385,304

Asset-Backed Securities	—	1,375,635	—	1,375,635

Senior Secured Loans	—	8,348,817	—	8,348,817

Commercial Mortgage-Backed Securities	—	18,567,193	—	18,567,193

Corporate Bonds	—	55,151,874	—	55,151,874

Municipal Bonds	—	2,229,901	—	2,229,901

Non Agency Mortgage-Backed Securities	—	10,744,054	—	10,744,054

Repurchase Agreements	—	12,802,000	—	12,802,000

Other Financial Instruments:

Financial Futures Contracts	42,360	—	—	42,360

Written Put Options	(2,344)	—	—	(2,344)

Total	$40,016	$115,604,778	$—	$115,644,794

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	63

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2014	Principal Amount	Value
Agency Mortgage-Backed Securities – 0.0%
FHLMC 1534 Z 5.00% due 6/15/2023	$47,495	$50,881
20 H 5.50% due 10/25/2023	25,374	27,600
7.00% due 9/1/2038	19,189	23,801
FNMA 2.315% due 8/1/2046(1)	25,563	25,731
Total Agency Mortgage-Backed Securities (Cost $118,799)		128,013

	Principal Amount	Value
Asset-Backed Securities – 10.0%
American Express Credit Account Master Trust 2012-2 A 0.68% due 3/15/2018(2)	14,500,000	14,511,092
Ameriquest Mortgage Securities, Inc. 2003-5 A6 5.041% due 4/25/2033(1)	56,090	57,138
Avis Budget Rental Car Funding AESOP LLC 2013-1A A 1.92% due 9/20/2019(3)	10,500,000	10,390,506
2014-1A A 2.46% due 7/20/2020(2)(3)	6,000,000	6,018,714
Barclays Dryrock Issuance Trust 2012-2 A 0.64% due 8/15/2018(2)	6,200,000	6,196,906
BMW Vehicle Lease Trust 2013-1 A4 0.66% due 6/20/2016(2)	4,500,000	4,502,137
Capital Auto Receivables Asset Trust 2013-1 A3 0.79% due 6/20/2017(2)	6,300,000	6,305,393
Citibank Credit Card Issuance Trust 2014-A2 A2 1.02% due 2/22/2019(2)	3,000,000	2,988,465
CNH Equipment Trust 2014-B A4 1.61% due 5/17/2021	4,500,000	4,475,740
Enterprise Fleet Financing LLC 2012-2 A2 0.72% due 4/20/2018(3)	2,019,225	2,020,057
Ford Credit Auto Lease Trust 2014-B A3 0.89% due 9/15/2017	4,100,000	4,094,051

64	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2014	Principal Amount	Value
Asset-Backed Securities (continued)
Honda Auto Receivables Owner Trust 2012-4 A4 0.66% due 12/18/2018	$8,200,000	$8,200,500
Hyundai Auto Lease Securitization Trust 2014-B A4 1.26% due 9/17/2018(2)(3)	3,600,000	3,596,472
Kubota Credit Owner Trust 2014-1A A3 1.16% due 5/15/2018(2)(3)	5,400,000	5,384,281
Mercedes-Benz Auto Lease Trust 2013-B A4 0.76% due 7/15/2019(2)	4,500,000	4,500,144
Residential Asset Mortgage Products Trust 2002-RS4 AI5 6.163% due 8/25/2032(1)	25,408	24,082
Synchrony Credit Card Master Note Trust 2012-6 A 1.36% due 8/17/2020(2)	13,805,000	13,721,425
Wheels SPV LLC 2012-1 A2 1.19% due 3/20/2021(2)(3)	465,528	465,837
Total Asset-Backed Securities (Cost $97,582,225)		97,452,940

	Principal Amount	Value
Senior Secured Loans – 9.4%
Building Materials – 0.7%
ABC Supply Co., Inc. Term Loan 3.50% due 4/16/2020(1)	4,196,875	4,059,175
Quikrete Holdings, Inc. 1st Lien Term Loan 4.00% due 9/28/2020(1)	3,261,442	3,210,890

		7,270,065
Consumer Products – 0.7%
Bombardier Recreational Products, Inc. New Term Loan B 4.00% due 1/30/2019(1)	6,794,286	6,634,348

		6,634,348
Food And Beverage – 0.7%
H.J. Heinz Co. Term Loan B1 3.25% due 6/7/2019(1)	6,880,250	6,804,774

		6,804,774

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	65

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2014	Principal Amount	Value
Gaming – 1.8%
Boyd Gaming Corp. Term Loan B 4.00% due 8/14/2020(1)	$4,764,250	$4,665,249
MGM Resorts International Term Loan B 3.50% due 12/20/2019(1)	6,992,965	6,796,323
Scientific Games International, Inc. 2014 Term Loan B1 6.00% due 10/18/2020(1)	5,940,000	5,846,445

		17,308,017
Healthcare – 1.2%
DaVita HealthCare Partners, Inc. Term Loan B 3.50% due 6/24/2021(1)	2,985,000	2,948,374
Fresenius SE & Co. KGaA USD Term Loan B 2.17% due 8/7/2019(1)	8,887,500	8,840,307

		11,788,681
Leisure – 1.1%
Kasima LLC New Term Loan B 3.25% due 5/17/2021(1)	6,427,941	6,283,312
WMG Acquisition Corp. New Term Loan 3.75% due 7/1/2020(1)	5,184,375	4,977,000

		11,260,312
Media - Entertainment – 0.3%
Tribune Co. 2013 Term Loan 4.00% due 12/27/2020(1)	3,227,398	3,172,952

		3,172,952
Pharmaceuticals – 1.7%
Amgen, Inc. Term Loan 1.255% due 9/18/2018(1)	7,875,000	7,850,430
Quintiles Transnational Corp. Term Loan B3 3.75% due 6/8/2018(1)	3,202,451	3,159,762
RPI Finance Trust Term Loan A 2.255% due 8/9/2016(1)	2,182,857	2,170,590
Term Loan B2 3.25% due 5/9/2018(1)	3,814,345	3,800,041

		16,980,823

66	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2014	Principal Amount	Value
Refining – 0.4%
Tesoro Corp. Delayed Draw Term Loan 2.42% due 5/30/2016(1)	$3,577,500	$3,559,612

		3,559,612
Wireless – 0.5%
Crown Castle Operating Co. Term Loan B2 3.00% due 1/31/2021(1)	4,575,278	4,495,211

		4,495,211
Wirelines – 0.3%
Windstream Corp. Term Loan B4 3.50% due 1/23/2020(1)	2,757,789	2,721,028

		2,721,028
Total Senior Secured Loans (Cost $93,514,420)		91,995,823

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 23.1%
American Tower Trust I 13 1A 1.551% due 3/15/2043(2)(3)	7,000,000	6,917,120
Banc of America Commercial Mortgage Trust 2006-1 A4 5.372% due 9/10/2045(1)	255,000	261,439
2006-1 AM 5.421% due 9/10/2045(1)	7,000,000	7,272,300
2007-3 AM 5.547% due 6/10/2049(1)(2)	4,050,000	4,373,478
2008-1 A4 6.245% due 2/10/2051(1)	8,020,139	8,852,204
Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-5 A4 5.115% due 10/10/2045(1)(2)	12,539,783	12,751,292
Bear Stearns Commercial Mortgage Securities Trust 2005-PW10 A4 5.405% due 12/11/2040(1)(2)	11,516,146	11,821,796
2006-T24 AM 5.568% due 10/12/2041(1)(2)	9,300,000	9,883,854
2007-PW16 AM 5.707% due 6/11/2040(1)(2)	3,300,000	3,596,723

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	67

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2014	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049(2)	$4,515,000	$4,781,037
2014-388G B 1.211% due 6/15/2033(1)(3)	4,775,000	4,777,870
Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD2 AM 5.346% due 1/15/2046(1)	4,020,000	4,181,934
Commercial Mortgage Trust 2005-C6 AJ 5.209% due 6/10/2044(1)	2,443,000	2,492,407
Credit Suisse Commercial Mortgage Trust 2006-C3 A3 5.806% due 6/15/2038(1)	5,908,408	6,173,813
Crown Castle Towers LLC Sr. Sec. Nt. 3.214% due 8/15/2035(3)	3,650,000	3,693,738
GS Mortgage Securities Trust 2006-GG8 AM 5.591% due 11/10/2039	1,700,000	1,810,269
Hilton U.S.A. Trust 2013-HLT AFX 2.662% due 11/5/2030(3)	8,000,000	8,010,088
JPMorgan Chase Commercial Mortgage Securities Trust 2005-LDP5 AM 5.278% due 12/15/2044(1)	3,120,000	3,219,768
2006-LDP7 AM 5.865% due 4/15/2045(1)(2)	6,400,000	6,791,539
2007-CB18 A4 5.44% due 6/12/2047(2)	11,770,558	12,515,304
2007-LD12 AM 6.011% due 2/15/2051(1)(2)	4,000,000	4,357,944
LB UBS Commercial Mortgage Trust 2005-C3 AJ 4.843% due 7/15/2040	2,520,000	2,542,867
2006-C6 A4 5.372% due 9/15/2039	7,000,000	7,399,868
2006-C6 AM 5.413% due 9/15/2039	3,525,000	3,743,314
Merrill Lynch Mortgage Trust 2005-LC1 A4 5.291% due 1/12/2044(1)	2,654,644	2,726,935
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 A2 1.689% due 12/15/2048	8,500,000	8,449,816

68	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2014	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Capital I Trust 2006-HQ8 A4 5.412% due 3/12/2044(1)	$8,984,881	$9,210,401
Motel 6 Trust 2012-MTL6 A2 1.948% due 10/5/2025(3)	11,600,000	11,562,868
NCUA Guaranteed Notes Trust 2010-C1 A2 2.90% due 10/29/2020	4,147,000	4,258,152
SBA Tower Trust 2.24% due 4/15/2043(2)(3)	13,000,000	12,880,868
2.933% due 12/15/2042(3)	5,000,000	5,063,880
Wachovia Bank Commercial Mortgage Trust 2004-C11 A5 5.188% due 1/15/2041(1)	625,537	625,416
2005-C18 A4 4.935% due 4/15/2042	1,695,586	1,697,107
2005-C18 AJ2 5.022% due 4/15/2042(1)	4,000,000	4,040,208
2006-C28 AM 5.603% due 10/15/2048(1)(2)	5,000,000	5,326,690
2006-C29 A4 5.308% due 11/15/2048(2)	11,941,925	12,655,229
2007-C33 AM 5.941% due 2/15/2051(1)(2)	5,250,000	5,719,996
Total Commercial Mortgage-Backed Securities (Cost $234,143,652)		226,439,532

	Principal Amount	Value
Corporate Bonds – 38.7%
Aerospace & Defense – 0.8%
Bombardier, Inc. Sr. Nt. 4.25% due 1/15/2016(3)	3,250,000	3,282,500
Textron, Inc. Sr. Nt. 6.20% due 3/15/2015	4,600,000	4,646,023

		7,928,523
Automotive – 1.1%
Ford Motor Credit Co. LLC Sr. Nt. 1.70% due 5/9/2016	2,600,000	2,609,204
2.75% due 5/15/2015	4,000,000	4,026,764
General Motors Financial Co., Inc. 3.25% due 5/15/2018	4,000,000	4,005,000

		10,640,968

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	69

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2014	Principal Amount	Value
Banking – 9.7%
Ally Financial, Inc. 2.75% due 1/30/2017	$2,900,000	$2,890,952
3.125% due 1/15/2016	2,000,000	2,005,000
Amsouth Bank/Birmingham AL Sub. Nt. Series AI 5.20% due 4/1/2015	3,000,000	3,030,003
Bank of America Corp. Sr. Nt. 1.70% due 8/25/2017	4,000,000	4,000,908
4.50% due 4/1/2015	6,500,000	6,561,074
Barclays Bank PLC Sub. Nt. 6.05% due 12/4/2017(3)	4,500,000	4,949,604
Capital One Financial Corp. Sr. Nt. 1.00% due 11/6/2015	3,000,000	2,997,144
Capital One N.A. Sr. Nt. 1.50% due 3/22/2018	4,000,000	3,938,480
Credit Agricole S.A. Sr. Nt. 1.625% due 4/15/2016(3)	4,500,000	4,522,216
Intesa Sanpaolo S.p.A. 3.125% due 1/15/2016	9,000,000	9,142,245
Macquarie Bank Ltd. Sr. Nt. 3.45% due 7/27/2015(3)	4,750,000	4,825,112
Morgan Stanley Sr. Nt. 1.75% due 2/25/2016	4,700,000	4,725,493
3.45% due 11/2/2015	3,750,000	3,823,174
Regions Bank/Birmingham AL Sub. Nt. 7.50% due 5/15/2018	4,500,000	5,224,027
Royal Bank of Scotland Group PLC Sr. Nt. 1.875% due 3/31/2017	3,750,000	3,747,030
2.55% due 9/18/2015	7,000,000	7,070,084
Sumitomo Mitsui Banking Corp. Sr. Nt. 1.90% due 1/12/2015(3)	4,500,000	4,501,080
SunTrust Banks, Inc. Sr. Nt. 3.60% due 4/15/2016	4,600,000	4,744,426
The Goldman Sachs Group, Inc. Sr. Nt. 1.60% due 11/23/2015	2,500,000	2,513,093

70	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2014	Principal Amount	Value
Banking (continued)
The Huntington National Bank Sr. Nt. 1.30% due 11/20/2016	$4,000,000	$3,983,492
U.S. Bancorp Jr. Sub. Nt. 3.442% due 2/1/2016	5,000,000	5,119,365
Wells Fargo Bank N.A. Sub. Nt. 5.75% due 5/16/2016	800,000	850,646

		95,164,648
Brokerage – 1.3%
Jefferies Group LLC Sr. Nt. 3.875% due 11/9/2015	6,000,000	6,126,786
Nomura Holdings, Inc. Sr. Nt. 2.00% due 9/13/2016	7,000,000	7,056,469

		13,183,255
Building Materials – 0.5%
Martin Marietta Materials, Inc. Sr. Nt. 6.60% due 4/15/2018	4,500,000	5,101,376

		5,101,376
Cable Satellite – 0.4%
Time Warner Cable, Inc. 5.85% due 5/1/2017	4,000,000	4,366,196

		4,366,196
Chemicals – 0.3%
Ashland, Inc. Sr. Nt. 3.00% due 3/15/2016	2,700,000	2,713,500

		2,713,500
Construction Machinery – 0.5%
CNH Industrial Capital LLC 3.25% due 2/1/2017	2,500,000	2,462,500
3.875% due 11/1/2015	2,750,000	2,763,750

		5,226,250
Consumer Cyclical Services – 0.4%
The ADT Corp. Sr. Nt. 2.25% due 7/15/2017	4,500,000	4,353,750

		4,353,750

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	71

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2014	Principal Amount	Value
Diversified Manufacturing – 0.6%
Pentair Finance S.A. 1.35% due 12/1/2015	$1,750,000	$1,752,877
1.875% due 9/15/2017	3,750,000	3,745,466

		5,498,343
Electric – 1.2%
DPL, Inc. Sr. Nt. 6.50% due 10/15/2016	315,000	332,325
FirstEnergy Corp. Sr. Nt. Series A 2.75% due 3/15/2018	2,400,000	2,418,550
GenOn Energy, Inc. Sr. Nt. 7.875% due 6/15/2017	2,750,000	2,736,250
The Dayton Power & Light Co. 1.875% due 9/15/2016	5,800,000	5,864,078

		11,351,203
Finance Companies – 1.3%
AerCap Ireland Capital Ltd. 2.75% due 5/15/2017(3)	4,640,000	4,547,200
Air Lease Corp. Sr. Nt. 2.125% due 1/15/2018	3,500,000	3,438,750
CIT Group, Inc. Sr. Nt. 4.25% due 8/15/2017	4,750,000	4,845,000

		12,830,950
Financial - Other – 0.3%
Icahn Enterprises LP 3.50% due 3/15/2017	2,700,000	2,700,000

		2,700,000
Food And Beverage – 0.5%
Pernod Ricard S.A. Sr. Nt. 2.95% due 1/15/2017(3)	5,000,000	5,115,730

		5,115,730
Government Related – 2.1%
Abu Dhabi National Energy Co. Sr. Nt. 2.50% due 1/12/2018(3)	4,500,000	4,522,806
CNOOC Nexen Finance 2014 ULC 1.625% due 4/30/2017	8,500,000	8,458,494

72	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2014	Principal Amount	Value
Government Related (continued)
Petrobras Global Finance B.V. 2.00% due 5/20/2016	$1,000,000	$955,150
3.25% due 3/17/2017	4,250,000	4,005,625
Petrobras International Finance Co. S.A. 2.875% due 2/6/2015	2,250,000	2,240,753

		20,182,828
Healthcare – 1.9%
Becton Dickinson and Co. Sr. Nt. 1.80% due 12/15/2017	4,000,000	4,014,752
Laboratory Corp. of America Holdings Sr. Nt. 2.50% due 11/1/2018	3,500,000	3,487,764
McKesson Corp. Sr. Nt. 0.95% due 12/4/2015	1,750,000	1,754,132
Medtronic, Inc. Sr. Nt. 1.50% due 3/15/2018(3)	4,700,000	4,677,539
Thermo Fisher Scientific, Inc. Sr. Nt. 1.30% due 2/1/2017	4,500,000	4,474,804

		18,408,991
Home Construction – 0.5%
DR Horton, Inc. 3.625% due 2/15/2018	4,500,000	4,556,250

		4,556,250
Industrial - Other – 1.0%
Hutchison Whampoa International 14 Ltd. 1.625% due 10/31/2017(3)	5,500,000	5,454,680
URS Corp. 3.85% due 4/1/2017	4,500,000	4,456,125

		9,910,805
Insurance - Life – 0.6%
Lincoln National Corp. Sr. Nt. 4.30% due 6/15/2015	2,965,000	3,011,912
Prudential Financial, Inc. Sr. Nt. 4.75% due 9/17/2015	3,000,000	3,078,360

		6,090,272

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	73

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2014	Principal Amount	Value
Insurance: Property - Casualty – 1.3%
Assurant, Inc. Sr. Nt. 2.50% due 3/15/2018	$4,500,000	$4,543,272
Willis Group Holdings PLC 4.125% due 3/15/2016	4,500,000	4,637,938
XLIT Ltd. 2.30% due 12/15/2018	4,000,000	4,002,616

		13,183,826
Media - Entertainment – 0.9%
The Interpublic Group of Cos., Inc. Sr. Nt. 2.25% due 11/15/2017	4,000,000	4,007,572
Time Warner, Inc. 3.15% due 7/15/2015	4,500,000	4,562,888

		8,570,460
Metals And Mining – 1.1%
FMG Resources August 2006 Pty. Ltd. 6.00% due 4/1/2017(3)	4,500,000	4,303,125
Freeport-McMoRan, Inc. 2.30% due 11/14/2017	3,000,000	3,003,600
Glencore Finance Canada Ltd. 2.05% due 10/23/2015(3)	750,000	754,880
Steel Dynamics, Inc. 7.625% due 3/15/2020	2,500,000	2,606,250

		10,667,855
Midstream – 1.9%
Buckeye Partners LP Sr. Nt. 2.65% due 11/15/2018	3,400,000	3,348,779
Enterprise Products Operating LLC Series A 8.375% due 8/1/2066(1)	1,800,000	1,932,750
Kinder Morgan, Inc. 2.00% due 12/1/2017	4,500,000	4,472,159
Rockies Express Pipeline LLC Sr. Nt. 3.90% due 4/15/2015(3)	4,700,000	4,676,500
Williams Partners LP Sr. Nt. 3.80% due 2/15/2015	4,500,000	4,512,856

		18,943,044
Oil Field Services – 1.2%
Nabors Industries, Inc. 2.35% due 9/15/2016	3,400,000	3,363,069

74	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2014	Principal Amount	Value
Oil Field Services (continued)
Transocean, Inc. 2.50% due 10/15/2017	$5,000,000	$4,420,220
Weatherford International LLC 6.35% due 6/15/2017	4,000,000	4,275,996

		12,059,285
Pharmaceuticals – 1.6%
AbbVie, Inc. Sr. Nt. 1.20% due 11/6/2015	6,500,000	6,519,103
Mallinckrodt International Finance S.A. 3.50% due 4/15/2018	3,500,000	3,381,875
Mylan, Inc. Sr. Nt. 1.35% due 11/29/2016	2,250,000	2,238,926
Zoetis, Inc. Sr. Nt. 1.15% due 2/1/2016	3,400,000	3,396,964

		15,536,868
Real Estate Investment Trusts – 1.1%
BioMed Realty LP 3.85% due 4/15/2016	1,700,000	1,755,524
Prologis LP 4.50% due 8/15/2017	4,000,000	4,262,464
Realty Income Corp. Sr. Nt. 5.375% due 9/15/2017	4,000,000	4,369,720

		10,387,708
Retailers – 0.3%
CVS Health Corp. Sr. Nt. 1.20% due 12/5/2016	2,500,000	2,506,910

		2,506,910
Technology – 1.7%
Avnet, Inc. Sr. Nt. 6.00% due 9/1/2015	3,650,000	3,764,376
Hewlett-Packard Co. Sr. Nt. 2.35% due 3/15/2015	5,500,000	5,517,127
KLA-Tencor Corp. Sr. Nt. 2.375% due 11/1/2017	4,000,000	4,021,072
NXP B.V. 3.50% due 9/15/2016(3)	3,400,000	3,434,000

		16,736,575

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	75

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2014	Principal Amount	Value
Transportation Services – 0.7%
Heathrow Funding Ltd. Sr. Sec. Nt. 2.50% due 6/25/2017(3)	$3,846,000	$3,848,308
Ryder System, Inc. Sr. Nt. 3.60% due 3/1/2016	2,500,000	2,573,182

		6,421,490
Wireless – 1.5%
America Movil S.A.B. de C.V. 3.625% due 3/30/2015	8,500,000	8,548,195
American Tower Corp. Sr. Nt. 4.50% due 1/15/2018	5,602,000	5,949,251

		14,497,446
Wirelines – 0.4%
Verizon Communications, Inc. Sr. Nt. 2.50% due 9/15/2016	3,977,000	4,065,190

		4,065,190
Total Corporate Bonds (Cost $379,196,889)		378,900,495

	Principal Amount	Value
Municipal Bonds – 0.5%
Illinois St. G.O. 4.511% due 3/1/2015	4,400,000	4,430,624
Total Municipal Bonds (Cost $4,413,792)		4,430,624

	Principal Amount	Value
Non-Agency Mortgage-Backed Securities – 13.2%
Banc of America Funding Trust 2004-2 1CB1 5.75% due 9/20/2034	1,507,290	1,624,932
2005-D A1 2.634% due 5/25/2035(1)	3,574,601	3,636,809
Banc of America Mortgage Securities Trust 2003-J 2A2 2.78% due 11/25/2033(1)	1,516,407	1,517,054

76	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2014	Principal Amount	Value
Non-Agency Mortgage-Backed Securities (continued)
Bear Stearns ALT-A Trust 2003-3 2A 2.594% due 10/25/2033(1)	$5,090,591	$5,120,788
2004-4 A1 0.77% due 6/25/2034(1)	3,842,155	3,679,490
2004-7 2A1 2.475% due 8/25/2034(1)	2,798,342	2,814,891
Chase Mortgage Finance Trust 2007-A1 2A1 2.464% due 2/25/2037(1)	2,080,456	2,079,146
Countrywide Home Loans Mortgage Pass-Through Trust 2003-11 A31 5.50% due 5/25/2033	1,594,440	1,641,854
CS First Boston Mortgage Securities Corp. 2003-11 1A31 5.50% due 6/25/2033	684,867	710,715
2003-23 2A8 4.50% due 10/25/2018	306,132	307,381
2003-8 2A1 5.00% due 4/25/2018	185,287	186,762
2004-5 5A1 5.00% due 8/25/2019	500,790	510,018
2004-AR5 3A1 2.459% due 6/25/2034(1)	5,298,836	5,136,194
2004-AR5 6A1 2.466% due 6/25/2034(1)	8,392,539	8,373,614
2004-AR7 4A1 2.457% due 11/25/2034(1)	5,220,003	5,263,079
GSR Mortgage Loan Trust 2004-15F 5A1 5.50% due 1/25/2020	1,039,669	1,066,040
Impac CMB Trust 2004-7 1A1 0.91% due 11/25/2034(1)	5,558,154	5,274,722
JPMorgan Mortgage Trust 2004-S1 1A7 5.00% due 9/25/2034	742,981	771,982
2004-S2 1A3 4.75% due 11/25/2019	403,928	406,518
2005-A1 3A1 2.567% due 2/25/2035(1)	1,988,785	2,015,757
2005-A1 6T1 2.636% due 2/25/2035(1)	683,635	669,317
2006-A2 5A1 2.43% due 11/25/2033(1)	2,664,261	2,687,603

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	77

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2014	Principal Amount	Value
Non-Agency Mortgage-Backed Securities (continued)
Master Adjustable Rate Mortgages Trust 2004-13 2A1 2.643% due 4/21/2034(1)	$2,953,087	$2,969,780
2004-13 3A7 2.639% due 11/21/2034(1)	6,000,402	6,105,577
Master Asset Securitization Trust 2003-2 2A10 4.50% due 3/25/2018	508,809	508,803
2003-5 2A1 5.00% due 6/25/2018	209,259	216,280
2003-9 5A2 4.75% due 10/25/2018	2,770,079	2,796,938
Merrill Lynch Mortgage Investors Trust 2005-A2 A2 2.472% due 2/25/2035(1)	9,215,245	9,193,396
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018	411,794	417,094
2004-7AR 2A1 2.43% due 9/25/2034(1)	6,466,438	6,395,599
2005-6AR 1A1 0.45% due 11/25/2035(1)	2,504,425	2,408,741
MortgageIT Trust 2004-1 A1 0.95% due 11/25/2034(1)	3,526,764	3,422,791
Prime Mortgage Trust 2003-3 A9 5.50% due 1/25/2034	993,346	992,418
2004-2 A2 4.75% due 11/25/2019	371,324	381,913
2004-2 A3 5.25% due 11/25/2019	228,166	235,391
Residential Asset Mortgage Products Trust 2005-SL1 A4 6.00% due 5/25/2032	8,718	8,854
Residential Asset Securitization Trust 2003-A2 A1 4.25% due 5/25/2033(2)	1,269,260	1,267,246
Residential Funding Mortgage Securities I Trust 2005-S3 A1 4.75% due 3/25/2020	972,028	988,204
Structured Adjustable Rate Mortgage Loan Trust 2004-6 4A1 2.39% due 6/25/2034(1)	6,357,413	6,394,114
Structured Asset Mortgage Investments II Trust 2004-AR7 A1A 0.864% due 4/19/2035(1)	2,015,518	1,959,051

78	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2014	Principal Amount	Value
Non-Agency Mortgage-Backed Securities (continued)
Structured Asset Securities Corp. 2003-29 2A1 5.25% due 9/25/2023	$1,450,547	$1,482,515
2004-21XS 2A6A 4.74% due 12/25/2034(1)	183,721	187,634
2004-3 3A1 5.50% due 3/25/2019	690,673	716,654
Wells Fargo Mortgage Backed Securities Trust 2003-J 2A1 2.506% due 10/25/2033(1)	557,667	560,455
2003-N 2A1 2.491% due 12/25/2033(1)	1,166,495	1,147,219
2004-M A7 2.615% due 8/25/2034(1)	4,214,318	4,287,614
2004-O A1 2.615% due 8/25/2034(1)	2,075,348	2,062,483
2004-Z 2A2 2.615% due 12/25/2034(1)	2,225,410	2,237,232
2005-2 2A1 4.75% due 4/25/2020	185,550	190,859
2005-AR10 2A6 2.614% due 6/25/2035(1)	4,962,318	4,979,061
2005-AR12 2A5 2.621% due 6/25/2035(1)	4,059,683	4,092,570
2005-AR12 2A6 2.621% due 6/25/2035(1)	4,523,816	4,549,719
Total Non-Agency Mortgage-Backed Securities (Cost $128,705,404)		128,650,871

	Principal Amount	Value
U.S. Agencies – 0.0%
FHLMC 2.00% due 8/25/2016	400,000	409,551
Total U.S. Agencies (Cost $405,358)		409,551

	Principal Amount	Value
U.S. Government Securities – 3.5%
U.S. Treasury Notes 0.50% due 11/30/2016	12,625,000	12,593,437
0.875% due 7/15/2017	3,700,000	3,695,664
1.00% due 9/15/2017	17,550,000	17,559,600
Total U.S. Government Securities (Cost $33,795,397)		33,848,701

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	79

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2014	Principal Amount	Value
Repurchase Agreements – 2.9%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $28,814,000, due 1/2/2015(4)	$28,814,000	$28,814,000
Total Repurchase Agreements (Cost $28,814,000)		28,814,000
Total Investments - 101.3% (Cost $1,000,689,936)		991,070,550
Other Liabilities, Net - (1.3)%		(13,011,532)
Total Net Assets - 100.0%		$978,059,018

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2014.
(2)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).
(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2014, the aggregate market value of these securities amounted to $144,197,579, representing 14.7% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FNMA	2.26%	10/17/2022	$29,392,097

The table below presents futures contracts as of December 31, 2014:

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Depreciation
Purchased Futures Contracts

2 YR U.S. Treasury Note	Goldman Sachs & Co.	588	3/31/2015	$128,533	$(246,533)

80	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Agency Mortgage-Backed Securities	$—	$128,013	$—	$128,013

Asset-Backed Securities	—	97,452,940	—	97,452,940

Senior Secured Loans	—	91,995,823	—	91,995,823

Commercial Mortgage-Backed Securities	—	226,439,532	—	226,439,532

Corporate Bonds	—	378,900,495	—	378,900,495

Municipal Bonds	—	4,430,624	—	4,430,624

Non-Agency Mortgage-Backed Securities	—	128,650,871	—	128,650,871

U.S. Agencies	—	409,551	—	409,551

U.S. Government Securities	—	33,848,701	—	33,848,701

Repurchase Agreements	—	28,814,000	—	28,814,000

Other Financial Instruments:

Financial Futures Contracts	(246,533)	—	—	(246,533)

Total	$(246,533)	$991,070,550	$—	$990,824,017

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	81

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2014	Principal Amount	Value
Senior Secured Loans – 33.9%
Cable Satellite – 1.2%
Grande Communications Holdings Term Loan B 4.50% due 5/31/2020(1)	$1,190,944	$1,174,568

		1,174,568
Chemicals – 1.4%
Arysta LifeScience SPC LLC 2nd Lien Term Loan 8.25% due 11/30/2020(1)	1,350,000	1,341,563

		1,341,563
Electric – 1.5%
Lonestar Generation LLC Term Loan B 5.25% due 2/20/2021(1)	1,488,754	1,460,840

		1,460,840
Gaming – 1.0%
Station Casinos LLC Term Loan B 4.25% due 3/2/2020(1)	997,379	975,437

		975,437
Healthcare – 2.9%
Connolly Corp. 2nd Lien Term Loan 8.00% due 5/14/2022(1)	1,500,000	1,481,250
Phillips-Medisize Corp. 2nd Lien Term Loan 8.25% due 6/16/2022(1)	1,350,000	1,323,000

		2,804,250
Independent Energy – 2.4%
Chief Exploration & Development LLC 2nd Lien Term Loan 7.50% due 5/12/2021(1)	1,500,000	1,339,995
Fieldwood Energy LLC 2nd Lien Term Loan 8.375% due 9/30/2020(1)	1,350,000	980,438

		2,320,433
Industrial - Other – 2.2%
Gates Global, Inc. Term Loan B 4.25% due 7/5/2021(1)	1,246,875	1,211,027
Road Infrastructure Investment LLC New 2nd Lien Term Loan 7.75% due 9/21/2021(1)	1,000,000	900,000

		2,111,027

82	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

December 31, 2014	Principal Amount	Value
Insurance: Property - Casualty – 1.5%
USI, Inc. Term Loan B 4.25% due 12/27/2019(1)	$1,488,694	$1,460,780

		1,460,780
Leisure – 1.2%
WMG Acquisition Corp. New Term Loan 3.75% due 7/1/2020(1)	1,190,955	1,143,317

		1,143,317
Media - Entertainment – 3.6%
Deluxe Entertainment Services Group, Inc. Term Loan 2014 6.50% due 2/28/2020(1)	938,540	856,417
Media General, Inc. Term Loan B 4.25% due 7/31/2020(1)	1,416,484	1,399,217
William Morris Endeavor Entertainment LLC 2nd Lien Term Loan 8.25% due 5/1/2022(1)	1,350,000	1,285,875

		3,541,509
Oil Field Services – 5.3%
Caelus Energy Alaska O3 LLC 2nd Lien Term Loan 8.75% due 4/15/2020(1)	1,000,000	875,000
Drillships Financing Holding, Inc. Term Loan B1 6.00% due 3/31/2021(1)	1,392,947	1,085,635
Floatel International Ltd. USD Term Loan B 6.00% due 6/27/2020(1)	1,488,750	1,191,000
Stallion Oilfield Services Ltd. Term Loan B 8.00% due 6/19/2018(1)	721,565	609,723
UTEX Industries, Inc. 2nd Lien Term Loan 2014 8.25% due 5/22/2022(1)	1,500,000	1,342,500

		5,103,858
Restaurants – 1.5%
B.C. Unlimited Liability Co. 2014 Term Loan B 4.50% due 12/12/2021(1)	1,500,000	1,493,565

		1,493,565

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	83

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2014	Principal Amount	Value
Retailers – 1.5%
The Neiman Marcus Group, Inc. 2020 Term Loan 4.25% due 10/25/2020(1)	$1,496,231	$1,460,381

		1,460,381
Technology – 6.7%
Applied Systems, Inc. New 2nd Lien Term Loan 7.50% due 1/23/2022(1)	500,000	486,665
Avaya, Inc. Term Loan B6 6.50% due 3/30/2018(1)	991,220	974,697
Interactive Data Corp. 2014 Term Loan 4.75% due 5/2/2021(1)	1,343,250	1,331,497
ION Trading Technologies S.a.r.l. New 2nd Lien Term Loan 7.25% due 6/10/2022(1)	1,350,000	1,275,750
Regit Eins GmbH USD 2nd Lien Term Loan 9.50% due 7/8/2021(1)	1,350,000	1,300,495
Renaissance Learning, Inc. New 2nd Lien Term Loan 8.00% due 4/11/2022(1)	1,250,000	1,187,500

		6,556,604
Total Senior Secured Loans (Cost $35,155,415)		32,948,132

	Principal Amount	Value
Corporate Bonds – 63.1%
Aerospace & Defense – 1.0%
KLX, Inc. 5.875% due 12/1/2022(2)	1,000,000	1,010,000

		1,010,000
Automotive – 0.8%
American Axle & Manufacturing, Inc. 7.75% due 11/15/2019(3)	730,000	817,600

		817,600
Cable Satellite – 1.3%
Cequel Communications Holdings I LLC Sr. Nt. 6.375% due 9/15/2020(2)	1,200,000	1,242,000

		1,242,000

84	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

December 31, 2014	Principal Amount	Value
Chemicals – 1.4%
Hexion U.S. Finance Corp. Sr. Sec. Nt. 8.875% due 2/1/2018	$1,550,000	$1,379,500

		1,379,500
Consumer Cyclical Services – 1.5%
Monitronics International, Inc. 9.125% due 4/1/2020(3)	1,500,000	1,416,563

		1,416,563
Electric – 2.9%
Calpine Corp. Sr. Sec. Nt. 5.875% due 1/15/2024(2)	1,200,000	1,278,000
DPL, Inc. Sr. Nt. 7.25% due 10/15/2021	1,550,000	1,581,000

		2,859,000
Gaming – 3.8%
Boyd Gaming Corp. 9.00% due 7/1/2020	1,400,000	1,435,000
Golden Nugget Escrow, Inc. Sr. Nt. 8.50% due 12/1/2021(2)(3)	1,500,000	1,436,250
Scientific Games International, Inc. 6.625% due 5/15/2021(2)	1,200,000	837,000

		3,708,250
Healthcare – 4.1%
Amsurg Corp. 5.625% due 11/30/2020(3)	1,300,000	1,329,250
Kindred Escrow Corp. II Sr. Sec. Nt. 8.00% due 1/15/2020(2)	1,000,000	1,062,500
Tenet Healthcare Corp. Sr. Nt. 8.125% due 4/1/2022	1,450,000	1,620,375

		4,012,125
Home Construction – 6.1%
K Hovnanian Enterprises, Inc. 8.00% due 11/1/2019(2)	750,000	720,000
Standard Pacific Corp. 5.875% due 11/15/2024	1,200,000	1,200,000
WCI Communities, Inc. 6.875% due 8/15/2021	1,670,000	1,674,175
Weekley Homes LLC Sr. Nt. 6.00% due 2/1/2023	1,200,000	1,140,000

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	85

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2014	Principal Amount	Value
Home Construction (continued)
Woodside Homes Co. LLC 6.75% due 12/15/2021(2)(3)	$1,200,000	$1,194,000

		5,928,175
Independent Energy – 7.4%
Alta Mesa Holdings LP 9.625% due 10/15/2018	1,120,000	929,600
Energy XXI Gulf Coast, Inc. 6.875% due 3/15/2024(2)	1,600,000	864,000
EV Energy Partners LP 8.00% due 4/15/2019	680,000	578,000
Halcon Resources Corp. 9.75% due 7/15/2020	1,310,000	982,500
Jupiter Resources, Inc. Sr. Nt. 8.50% due 10/1/2022(2)	1,500,000	1,128,750
Midstates Petroleum Co., Inc. 9.25% due 6/1/2021	1,365,000	682,500
Rex Energy Corp. 6.25% due 8/1/2022(2)	170,000	126,650
Samson Investment Co. 9.75% due 2/15/2020	1,470,000	609,131
Sanchez Energy Corp. 6.125% due 1/15/2023(2)	1,500,000	1,260,000

		7,161,131
Industrial - Other – 0.4%
Safway Group Holding LLC Sec. Nt. 7.00% due 5/15/2018(2)	400,000	380,000

		380,000
Insurance: Property - Casualty – 1.0%
Hub Holdings LLC Sr. Nt. 8.125% due 7/15/2019(2)(4)	1,000,000	990,000

		990,000
Leisure – 0.8%
NCL Corp. Ltd. Sr. Nt. 5.25% due 11/15/2019(2)	800,000	806,000

		806,000
Media - Entertainment – 5.5%
AMC Networks, Inc. 4.75% due 12/15/2022	1,200,000	1,164,000

86	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

December 31, 2014	Principal Amount	Value
Media - Entertainment (continued)
Getty Images, Inc. Sr. Nt. 7.00% due 10/15/2020(2)	$1,200,000	$942,000
LIN Television Corp. Sr. Nt. 5.875% due 11/15/2022(2)	750,000	742,500
Netflix, Inc. Sr. Nt. 5.75% due 3/1/2024(2)(3)	1,100,000	1,144,000
Univision Communications, Inc. Sr. Sec. Nt. 6.75% due 9/15/2022(2)	1,214,000	1,298,980

		5,291,480
Midstream – 1.0%
Regency Energy Partners LP 5.00% due 10/1/2022	455,000	429,975
Targa Resources Partners LP 6.875% due 2/1/2021	500,000	511,250

		941,225
Paper – 1.3%
Millar Western Forest Products Ltd. Sr. Nt. 8.50% due 4/1/2021	1,200,000	1,242,000

		1,242,000
Pharmaceuticals – 1.6%
JLL/Delta Dutch Newco B.V. Sr. Nt. 7.50% due 2/1/2022(2)	1,500,000	1,522,500

		1,522,500
Real Estate Investment Trusts – 1.6%
Sabra Health Care LP 5.50% due 2/1/2021	1,500,000	1,560,000

		1,560,000
Refining – 1.9%
Calumet Specialty Products Partners LP 7.625% due 1/15/2022(3)	1,550,000	1,433,750
Northern Tier Energy LLC Sr. Sec. Nt. 7.125% due 11/15/2020	450,000	454,500

		1,888,250
Retailers – 4.0%
CST Brands, Inc. 5.00% due 5/1/2023	1,250,000	1,262,500

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	87

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2014	Principal Amount	Value
Retailers (continued)
Murphy Oil U.S.A., Inc. 6.00% due 8/15/2023	$1,250,000	$1,306,250
The Pantry, Inc. 8.375% due 8/1/2020	1,200,000	1,314,000

		3,882,750
Supermarkets – 1.9%
SUPERVALU, Inc. Sr. Nt. 7.75% due 11/15/2022	375,000	367,500
Tops Holding Corp. Sr. Sec. Nt. 8.875% due 12/15/2017	1,400,000	1,428,000

		1,795,500
Technology – 6.1%
Advanced Micro Devices, Inc. Sr. Nt. 7.00% due 7/1/2024	1,870,000	1,584,825
Audatex North America, Inc. 6.00% due 6/15/2021(2)	750,000	772,500
6.125% due 11/1/2023(2)	750,000	774,375
Avaya, Inc. Sec. Nt. 10.50% due 3/1/2021(2)	830,000	709,650
First Data Corp. 12.625% due 1/15/2021(3)	1,750,000	2,078,125

		5,919,475
Wireless – 2.6%
SBA Communications Corp. Sr. Nt. 4.875% due 7/15/2022(2)	1,370,000	1,318,625
Sprint Corp. 7.125% due 6/15/2024	1,250,000	1,162,500

		2,481,125
Wirelines – 3.1%
EarthLink Holdings Corp. 8.875% due 5/15/2019	1,500,000	1,480,500
Frontier Communications Corp. Sr. Nt. 6.875% due 1/15/2025	1,500,000	1,500,000

		2,980,500
Total Corporate Bonds (Cost $66,575,105)		61,215,149

88	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

December 31, 2014	Principal Amount	Value
Repurchase Agreements – 0.5%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $436,000, due 1/2/2015(5)	$436,000	$436,000
Total Repurchase Agreements (Cost $436,000)		436,000
Total Investments - 97.5% (Cost $102,166,520)		94,599,281
Other Assets, Net - 2.5%		2,459,170
Total Net Assets - 100.0%		$97,058,451

(1)	Variable rate security. The rate shown is the rate in effect at December 31, 2014.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2014, the aggregate market value of these securities amounted to $23,560,280, representing 24.3% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).
(4)

Payment-in-kind security, for which interest payments may be made in additional principal ranging from 0% to 100% of the full stated interest rate. As of December 31, 2014, interest payments had been made in cash.

(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FNMA	2.26%	10/17/2022	$448,139

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Senior Secured Loans	$—	$32,948,132	$—	$32,948,132

Corporate Bonds	—	61,215,149	—	61,215,149

Repurchase Agreements	—	436,000	—	436,000

Total	$—	$94,599,281	$—	$94,599,281

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	89

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2014	Principal Amount	Value
Municipal Bonds – 98.4%
Arizona – 0.7%
Chandler AZ G.O. 5.00% due 7/1/2018(1)	$1,500,000	$1,707,270

		1,707,270
California – 8.8%
California St. Edl. Facs. Auth. Rev. Stanford Univ. Ser. T-1 5.00% due 3/15/2039	590,000	794,382
California St. Pub. Wrks. Brd. Lease Rev. Dept. Dev. Svcs. Porterville Ser. C 6.50% due 4/1/2029	1,500,000	1,825,830
Dept. Gen. Svcs. Bldgs. 8 & 9 Ser. A 6.125% due 4/1/2028	1,000,000	1,201,730
Trustees Calif. St. Univ. Ser. D 6.125% due 4/1/2028	1,245,000	1,488,373
Var. Cap. Projs. Sub. Ser. I-1 6.125% due 11/1/2029	1,875,000	2,298,656
California St. Var. Purp. G.O. 6.00% due 3/1/2033 - 11/1/2035	5,000,000	6,082,090
6.50% due 4/1/2033	2,000,000	2,442,820
San Diego Cnty. CA Regl. Arpt. Auth. Rev. AMT-Senior-Ser. B 5.00% due 7/1/2038	1,200,000	1,327,452
San Francisco City & Cnty. Arpt. Commn. Intl. Rev. Ref-AMT-Second-Ser. C 5.00% due 5/1/2025	1,500,000	1,699,140
Univ. of California Revs. Ser. O 5.75% due 5/15/2029	1,000,000	1,181,420

		20,341,893
Colorado – 1.3%
Colorado Hsg. & Fin. Auth. Rev. Single Family Mtg. Ser. A FHA Insured 5.50% due 11/1/2029	770,000	801,493
Colorado St. Health Facs. Auth. Rev. Catholic Health-Ser. A 5.25% due 2/1/2031	2,000,000	2,245,600

		3,047,093
Connecticut – 1.7%
Connecticut St. G.O. Ser. D 5.00% due 11/1/2030	2,000,000	2,330,720
Connecticut St. Spl. Tax Oblig. Rev. Transn. Infrastructure Ser. A 5.00% due 11/1/2027	1,500,000	1,675,185

		4,005,905

90	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2014	Principal Amount	Value
Delaware – 1.6%
Delaware St. Economic Dev. Auth. Rev. St. Univ. Proj. AGM Insured 5.00% due 10/1/2039	$2,000,000	$2,257,940
Wilmington Delaware G.O. Ser. A 5.00% due 12/1/2018(1)	1,195,000	1,372,051

		3,629,991
District Of Columbia – 0.8%
Metropolitan Washington DC Arpt. Auth. Sys. Rev. AMT-Ser.C 5.00% due 10/1/2028	1,500,000	1,721,085

		1,721,085
Florida – 3.1%
Brevard Cnty. FLA Health Facs. Auth. Health Care Facs. Rev. Health First Inc. Proj. 7.00% due 4/1/2019(1)	1,500,000	1,854,735
Florida St. G.O. Dept. Trans. Right of Way 5.375% due 7/1/2027	1,500,000	1,671,825
Miami-Dade Cnty. FLA Aviation Rev. Ser. A 6.00% due 10/1/2027	1,500,000	1,796,805
Palm Beach Cnty. FLA Wtr. & Swr. Rev. FPL Reclaimed Wtr. Proj. 5.25% due 10/1/2033	1,500,000	1,733,145

		7,056,510
Georgia – 5.0%
Atlanta GA Arpt. Rev. Ref-Gen-Ser. C 5.25% due 1/1/2030	1,000,000	1,171,410
Atlanta GA Wtr. & Wastewtr. Rev. Ser. A 6.00% due 11/1/2027 - 11/1/2029	3,000,000	3,578,340
Carrollton GA Payroll Dev. Auth. Rev. Ref- UWG Athletic Complex LLC Proj. AGM Insured 5.00% due 6/15/2037	1,500,000	1,700,970
Gwinnett Cnty. GA Sch. Dist. G.O. 5.00% due 2/1/2018(1)	1,760,000	1,978,539
5.00% due 2/1/2032 - 2/1/2036	2,740,000	3,050,587

		11,479,846
Illinois – 4.8%
Illinois St. G.O. 5.00% due 3/1/2017 - 1/1/2019	4,350,000	4,787,515

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	91

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2014	Principal Amount	Value
Illinois (continued)
5.50% due 7/1/2027	$2,000,000	$2,278,880
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Ref. Ser. A-1 5.25% due 1/1/2030	2,000,000	2,287,580
Ser. B 5.50% due 1/1/2033	1,500,000	1,672,245

		11,026,220
Indiana – 1.0%
Indiana Fin. Auth. Health Sys. Rev. Sisters of St. Francis Health 5.00% due 11/1/2025	2,000,000	2,268,400

		2,268,400
Kansas – 1.5%
Kansas St. Dept. Transn. Hwy. Rev. Ser. B-2 5.00% due 9/1/2022	1,500,000	1,707,135
Kansas St. Dev. Fin. Auth. Hosp. Rev. Adventist Health 5.50% due 11/15/2029	1,500,000	1,748,685

		3,455,820
Louisiana – 2.1%
Louisiana Loc. Govt. Environmental Facs. & Cmnty. Dev. Auth. Rev. Jefferson Parish Ser. A 5.25% due 4/1/2022	1,525,000	1,743,304
Louisiana St. G.O. Ser. A 5.00% due 9/1/2020(1)	1,500,000	1,787,970
Louisiana St. Pub. Facs. Auth. Rev. Ochsner Clinic Foundation Proj. Ser. A 5.375% due 5/15/2043	1,200,000	1,258,224

		4,789,498
Maine – 0.8%
Maine St. Tpk. Auth. Rev. 6.00% due 7/1/2034	1,500,000	1,758,330

		1,758,330
Maryland – 3.4%
Anne Arundel Cnty. MD G.O. Cons. Gen. Impt. 5.00% due 4/1/2028	1,500,000	1,767,375
Baltimore Cnty. MD G.O. Met. Dist. 71st Issue 5.00% due 2/1/2022	1,500,000	1,695,525
Maryland St. Dept. Transn. Cons. Transn. Rev. 5.25% due 12/15/2017	1,500,000	1,691,340

92	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2014	Principal Amount	Value
Maryland (continued)
Prince Georges Cnty. MD G.O. Cons. Pub. Impt. Ser. A 5.00% due 9/15/2029	$2,285,000	$2,709,142

		7,863,382
Massachusetts – 5.5%
Massachusetts Bay Transn. Auth. Rev. Ser. A 5.25% due 7/1/2034	1,500,000	1,694,175
Massachusetts St. College Bldg. Auth. Rev. Ser. B 5.00% due 5/1/2030	1,500,000	1,740,765
Massachusetts St. Dept. Transn. Met Hwy. Sys. Rev. Ser. B 5.00% due 1/1/2027	2,000,000	2,239,000
Massachusetts St. Health & Ed. Facs. Auth. Rev.
Harvard Univ. Ser. A
5.50% due 11/15/2036	1,500,000	1,749,870
Ser. O, M.I.T.
6.00% due 7/1/2018(1)	1,500,000	1,758,570
Massachusetts St. Wtr. Res. Auth. Rev. Ref-Gen-Ser. B 5.00% due 8/1/2031	2,000,000	2,317,000
Univ. of Massachusetts Bldg. Auth. Proj. Rev. Senior-Ser. 1 5.00% due 11/1/2039	1,000,000	1,167,120

		12,666,500
Michigan – 3.1%
Michigan Mun. Bd. Auth. Dept. of Treasury Rev. St. Clean Wtr. Revolving Fd. 5.00% due 10/1/2019	2,000,000	2,221,680
Michigan St. Hsg. Dev. Auth. Rental Hsg. Rev. Ser. B 5.00% due 10/1/2018	1,820,000	1,949,657
Wayne Cnty. MI Arpt. Auth. Rev. Arpt. Rev. Ref-Ser. B 5.00% due 12/1/2020	2,595,000	2,996,654

		7,167,991
Minnesota – 0.7%
Minnesota St. G.O.
5.00% due 8/1/2017(1)	30,000	33,231
5.00% due 8/1/2022	1,470,000	1,625,511

		1,658,742

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	93

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2014	Principal Amount	Value
Missouri – 2.9%
Metropolitan St. Louis MO Swr. Dist. Wastewtr. Sys. Rev. Ser. A 5.75% due 5/1/2038	$1,500,000	$1,660,365
Missouri St. Environmental Impt. & Energy Res. Auth. Wtr. Poll. Rev. St. Revolving Fds. Pgs. Ser. A 5.75% due 1/1/2029	1,500,000	1,743,240
Missouri St. Hwys & Trans Commn. St. Rd. Rev. (1st Lein) 5.00% due 5/1/2016(1)	1,500,000	1,591,935
(2nd Lein)
5.25% due 5/1/2017(1)	1,500,000	1,660,770

		6,656,310
Nevada – 1.0%
Clark Cnty. NV Wtr. Reclamation Dist. G.O. Ser. A 5.25% due 7/1/2038	2,000,000	2,271,120

		2,271,120
New Jersey – 5.2%
Essex Cnty. NJ Impt. Auth. Proj. Rev. AMBAC Insured 5.00% due 12/15/2023	2,000,000	2,231,900
Middlesex Cnty. NJ Impt. Auth. Lease Rev. Regl. Ed. Svc. Commn. 5.25% due 12/15/2018(1)	1,500,000	1,741,995
New Jersey Environmental Infrastructure Tr. Rev. AMT-Ser. B 5.00% due 9/1/2028	1,355,000	1,540,039
New Jersey Garden St. Preservation Tr. Rev. Ser. A AGM Insured 5.50% due 11/1/2015	1,500,000	1,565,565
New Jersey St. G.O. Var. Purp. 5.00% due 6/1/2021	2,000,000	2,287,020
New Jersey St. Transn. Tr. Fd. Auth. Rev. Transn. Sys. Ser. C AGM Insured 5.50% due 12/15/2016	1,500,000	1,635,240
South Jersey NJ Trans. Auth. Rev. Ref- Ser.A 5.00% due 11/1/2039	1,000,000	1,089,820

		12,091,579

94	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2014	Principal Amount	Value
New York – 8.3%
New York Counties NY Tobacco Trust II Rev. Tobacco Settlement Pass Through Bds. 5.75% due 6/1/2043	$1,200,000	$1,206,936
New York NY G.O. Ref-Ser. F 5.00% due 8/1/2027	1,000,000	1,168,820
New York St. Dorm. Auth. Lease Rev. Mental Health Svcs. Facs. Ser. A 5.00% due 8/15/2021	2,000,000	2,352,760
New York St. Environmental Facs. Corp. St. Clean Wtr. & Drinking Rev. Revolving Fds. NYC Muni. Wtr. Fin. Auth. Projs-2nd Res-Ser. D 5.00% due 6/15/2027	2,000,000	2,391,540
New York St. Liberty Dev. Corp. Liberty Rev. Ref-7 World Trade Ctr. Class 1 5.00% due 9/15/2029 - 9/15/2031	3,425,000	4,031,765
New York St.Thruway Auth. Second Gen. Hwy. & Bridge Tr. Fd. Rev. Ser. A-1 5.00% due 4/1/2028	1,500,000	1,749,150
Port Authority of NY & NJ Rev. AMT-Ser. 178
5.00% due 12/1/2032	1,000,000	1,143,460
Consol-Ser. 172
5.00% due 10/1/2030	2,000,000	2,280,700
Triborough NY Bridge. & Tunl. Auth. Revs. Ref-Gen-Ser. B 5.00% due 11/15/2029	1,000,000	1,182,030
Utility Debt Securitization Auth. NY Rev. Restructuring-Ser. TE 5.00% due 12/15/2041	1,500,000	1,749,090

		19,256,251
North Carolina – 3.8%
Charlotte NC G.O. Ref-Ser. A 5.00% due 7/1/2022	1,000,000	1,220,050
Charlotte NC Wtr. & Swr. Sys. Rev. Ser. B 5.00% due 7/1/2033	1,750,000	2,019,535
University NC Univ. Revs. 5.00% due 12/1/2027	1,500,000	1,684,080
Wake Cnty. NC G.O. 5.00% due 3/1/2017(1)	1,500,000	1,642,980
Pub. Impt. Ser. A 5.00% due 4/1/2018	2,000,000	2,258,880

		8,825,525

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	95

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2014	Principal Amount	Value
Ohio – 0.7%
Ohio St. Hosp. Fac. Rev. Cleveland Clinic Health Ser. B 5.50% due 1/1/2034	$1,500,000	$1,707,585

		1,707,585
Oklahoma – 0.8%
Oklahoma St. Wtr. Res. Brd. Revolving Fd. Rev. Master Tr. 5.00% due 4/1/2029	1,635,000	1,867,530

		1,867,530
Oregon – 2.5%
Deschutes & Jefferson Cnty. OR Sch. Dist. G.O. 6.125% due 6/15/2018(1)	1,500,000	1,758,870
Oregon St. Dept. Administrative Svcs. Lottery Rev. Ser. A 5.25% due 4/1/2030	1,480,000	1,743,543
Oregon St. Dept. Transn. Hwy. User Tax Rev. Ser. A 5.00% due 11/15/2038	1,000,000	1,170,650
Oregon St. G.O. St. Brd. Ed. Ser. D 5.00% due 8/1/2025	1,000,000	1,172,900

		5,845,963
Pennsylvania – 3.0%
Franklin Cnty. PA Ind. Dev. Auth. Rev. Chambersburg Hosp. Proj. 5.30% due 7/1/2030	1,000,000	1,125,230
Pennsylvania St. Higher Edl. Facs. Auth. Rev. Univ. Pittsburgh Med. Ctr. Ser. E 5.00% due 5/15/2031	1,000,000	1,121,420
Pennsylvania St. Tpk. Commn. Tpk. Rev. Ser. A 5.00% due 12/1/2044	2,000,000	2,249,180
Sub-Spl-Motor License Fd. Enhanced Ser. A 6.00% due 12/1/2036	1,000,000	1,183,710
St. Mary Hosp. Auth. PA Health Sys. Rev. Catholic Health East Ser. A 5.00% due 11/15/2018	1,000,000	1,135,550

		6,815,090
Rhode Island – 1.9%
Rhode Island St. & Providence Plantations G.O. Cons. Cap. Dev. Lien-Ser. A 5.50% due 8/1/2031	1,500,000	1,793,115

96	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2014	Principal Amount	Value
Rhode Island (continued)
Tobacco Settlement Fing. Corp. RI Asset Bkd. Ser. A 6.125% due 6/1/2032	$2,515,000	$2,529,134

		4,322,249
South Carolina – 1.8%
Charleston Cnty. SC G.O. Cap. Impt. Transn. Sales Tax 5.00% due 11/1/2022	2,000,000	2,416,080
South Carolina St. Pub. Svc. Auth. Rev. Ser. B 5.25% due 1/1/2034	1,500,000	1,684,650

		4,100,730
Tennessee – 3.4%
Johnson City Health & Edl. Facs. Brd. Hosp. Rev. Mountain Sts. Health Alliance 5.625% due 7/1/2030	1,500,000	1,692,945
Metropolitan Govt. Nashville & Davidson Cnty. Tenn Health & Ed. Facs. Brd. Rev. Vanderbilt Univ. Ser. A 5.00% due 10/1/2034	1,250,000	1,432,613
Vanderbilt Univ. Ser. B 5.50% due 10/1/2034	1,500,000	1,776,300
Tennessee St. G.O. Ser. C 5.00% due 5/1/2018(1)	1,425,000	1,618,643
Tennessee St. Sch. Bd. Auth. Higher Edl. Facs. 2nd Prog. Ser. B 5.125% due 5/1/2033	1,230,000	1,378,928

		7,899,429
Texas – 10.0%
Austin, Tex. Elec. Utility Sys. Rev. Ser. A 5.00% due 11/15/2026	2,000,000	2,301,420
Canadian River Tex. Mun. Wtr. Auth. Rev. Sub Lien-Conjunctive Use Groundwater Supply Proj. 5.00% due 2/15/2026	2,000,000	2,312,220
Harris Cnty. Tex. G.O. Ser. B 5.00% due 10/1/2024	1,500,000	1,766,715
Lower Colorado River Tex. Auth. Rev Ref. 5.50% due 5/15/2032	1,000,000	1,181,140
Montgomery Cnty. Tex. G.O. 5.125% due 3/1/2031	1,500,000	1,682,685

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	97

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2014	Principal Amount	Value
Texas (continued)
North Tex. Twy. Auth. Dallas North Twy. Sys. Rev. Ser. C 6.00% due 1/1/2023 - 1/1/2025	$4,250,000	$4,918,418
North Tex. Twy. Auth. Rev. Sr. Projs. Sys. Ser. A 5.50% due 9/1/2036	1,500,000	1,775,190
Round Rock Tex. Indpt. Sch. Dist. G.O. Sch. Bldg. 5.25% due 8/1/2034	1,500,000	1,709,370
Tex. Private Activity Bd. Surface Transn. Corp. Rev. Sr. Lien 6.875% due 12/31/2039	3,130,000	3,700,536
Texas St. Univ. Sys. Fing. Rev. 5.25% due 3/15/2027	1,500,000	1,735,605

		23,083,299
Vermont – 0.7%
Vermont St. Student Assistance Corp. Ed. Loan Rev. AMT- Ser.A 5.00% due 6/15/2022	1,400,000	1,579,018

		1,579,018
Virginia – 3.9%
Virginia St. Comwlth. Transn. Brd. Rev. Fed. Transn. Grant Antic. Nts. Ser. B-Garvee 5.00% due 3/15/2027	1,835,000	2,162,566
Virginia St. Pub. Sch. Auth. Rev. Sch. Fing. Ser. B
5.00% due 8/1/2028	1,500,000	1,675,680
5.25% due 8/1/2033	1,000,000	1,117,640
Virginia St. Res. Auth. Infrastructure Rev. Pooled Fing. Prog. Ser. B
5.00% due 11/1/2030	1,375,000	1,613,727
Ref-Pooled Fing. Prog. Ser. A
5.00% due 11/1/2038	2,095,000	2,468,518

		9,038,131
Washington – 2.6%
King Cnty. WA Swr. Rev. 5.50% due 1/1/2018(1)	1,815,000	2,061,023
Port of Seattle WA Rev. AMT-Ref-Ser. B 5.00% due 9/1/2024	1,500,000	1,721,535

98	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2014	Principal Amount	Value
Washington (continued)
Washington St. G.O. Motor Vehicle Tax-Senior 520 Corridor Prog. Toll-Ser. C 5.00% due 6/1/2033	$2,000,000	$2,301,760

		6,084,318
Total Municipal Bonds (Cost $205,482,388)		227,088,603
Total Investments - 98.4% (Cost $205,482,388)		227,088,603
Other Assets, Net - 1.6%		3,716,177
Total Net Assets - 100.0%		$230,804,780

(1)	Pre-refunded.

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$—	$227,088,603	$—	$227,088,603

Total	$—	$227,088,603	$—	$227,088,603

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	99

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2014	Principal Amount	Value
Municipal Bonds – 94.4%
Arizona – 0.9%
Tempe AZ Indl. Dev. Auth. Rev. Ref-Friendship Vlg. Ser. A 6.25% due 12/1/2042	$1,000,000	$1,084,290

		1,084,290
California – 7.6%
California Hlth. Facs. Fing. Auth. Rev. Episcopal Home Ser. B 6.00% due 2/1/2020(1)	1,500,000	1,848,915
California St. Hsg. Fin. Agy. Rev. AMT-Home Mtge. Ser. K 5.50% due 2/1/2042	560,000	572,326
California St. Muni. Fin. Auth. Rev. Emerson College 5.75% due 1/1/2033	1,300,000	1,502,527
California St. Pub. Wrks. Brd. Lease Rev. Var. Cap. Projs. Sub. Ser. I-1 6.125% due 11/1/2029	1,500,000	1,838,925
6.625% due 11/1/2034	195,000	195,464
San Diego Calif. Redev. Agy. Tax Allocation Rev. Naval Training Ctr. Ser. A 5.75% due 9/1/2040	1,000,000	1,114,980
Tulare Calif. Redev. Agy. Tax Allocation Rev. Merged Tulare Redev. Ser. A 6.125% due 8/1/2035	1,970,000	2,178,130

		9,251,267
Colorado – 2.5%
Colorado Regl. Trans. Dist. Private Activity Rev. Denver Trans. Partners 6.00% due 1/15/2034	2,000,000	2,267,440
Regl. Transn. Dist. CO Private Activity Rev. Denver Trans. Partners 6.00% due 1/15/2026	670,000	767,961

		3,035,401
Delaware – 0.9%
Delaware St. Economic Dev. Auth. Rev. St. Univ. Proj. AGM 5.00% due 10/1/2044	1,000,000	1,121,050

		1,121,050
District Of Columbia – 3.4%
District of Columbia Rev. Utd. Negro College Fund 6.875% due 7/1/2040	2,000,000	2,332,100

100	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2014	Principal Amount	Value
District Of Columbia (continued)
District of Columbia Tobacco Settlement Fing. Corp. Asset Bkd. Bds. 6.50% due 5/15/2033	$1,500,000	$1,817,010

		4,149,110
Florida – 12.5%
Brevard Cnty. FLA Hlth. Facs. Auth. Hlth. Care Facs. Rev. Hlth. First Inc. Proj. 7.00% due 4/1/2019(1)	1,500,000	1,854,735
Highlands Cnty. FLA Hlth. Facs. Auth. Rev. Adventist Hlth./Sunbelt Ser. B 6.00% due 11/15/2037	1,600,000	1,881,072
Miami-Dade Cnty. FLA Hlth. Facs. Auth. Hosp. Rev. Ref-Miami Children’s Hosp. 5.875% due 8/1/2042	975,000	1,134,042
Ref-Miami Children’s Hosp. Ser. A 6.125% due 8/1/2042	1,895,000	2,217,794
Osceola Cnty. FLA Expressway Sys. Rev. Sr. Lien-Poinciana Parkway Proj. Ser. A 5.375% due 10/1/2047	1,500,000	1,601,220
Village Cmnty. Dev. Dist. No. 10 FLA Spl. Assessment Rev. 5.75% due 5/1/2031	1,495,000	1,666,192
Village Cmnty. Dev. Dist. No. 8 FLA Spl. Assessment Rev. Ref-Phase II 6.125% due 5/1/2039	2,065,000	2,370,145
Ref-Phase III 6.125% due 5/1/2040	2,140,000	2,413,685

		15,138,885
Georgia – 1.2%
Atlanta GA Wtr. & Wastewtr. Rev. Ser. A 6.25% due 11/1/2039	1,250,000	1,489,713

		1,489,713
Illinois – 6.0%
Chicago IL O’Hare Intl. Arpt. Rev. Gen-Third Lien-Ser. A 5.75% due 1/1/2039	1,500,000	1,737,840
Illinois Fin. Auth. Rev. Ref-Roosevelt Univ. Proj. 6.50% due 4/1/2044	755,000	822,052
Temps-75-Admiral at Lake-D-1 7.00% due 5/15/2018	1,000,000	1,001,220

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	101

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2014	Principal Amount	Value
Illinois (continued)
Illinois St. G.O. 5.50% due 7/1/2025 - 7/1/2038	$3,250,000	$3,675,730

		7,236,842
Indiana – 1.7%
Indiana Hlth. & Edl. Fac. Fing. Auth. Hosp. Rev. Cmnty. Fndtn. Northwest Indiana 5.50% due 3/1/2037	1,900,000	2,036,059

		2,036,059
Iowa – 0.9%
Iowa St. Fin. Auth. Midwestern Disaster Area Rev. St. Fertilizer Co. Proj. 5.50% due 12/1/2022	1,000,000	1,050,710

		1,050,710
Kentucky – 2.9%
Kentucky St. Economic Dev. Fin. Auth. Rev. Owensboro Medical Hlth Sys. Ser. A 6.50% due 3/1/2045	1,500,000	1,727,685
Ref-Owensboro Medical Hlth. Ser. B 6.375% due 3/1/2040	1,500,000	1,730,490

		3,458,175
Louisiana – 1.5%
Louisiana Pub. Facs. Auth. Rev. Ochsner Clinic Fndtn. Proj. 6.50% due 5/15/2037	1,500,000	1,766,610

		1,766,610
Maryland – 1.4%
Gaithersburg MD Economic Dev. Rev. Ref-Asbury MD Oblig. Ser. B 6.00% due 1/1/2023	1,500,000	1,713,675

		1,713,675
Massachusetts – 2.9%
Massachusetts Edl. Fing. Auth. Ed. Loan Rev. Ser. J 5.625% due 7/1/2028 - 7/1/2033	3,170,000	3,518,205

		3,518,205
Michigan – 0.8%
Michigan St. Hsg. Dev. Auth. Single Fam. Homeownership Rev. AMT-Ser. C 5.50% due 12/1/2028	850,000	915,212

		915,212

102	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2014	Principal Amount	Value
New Jersey – 6.0%
New Jersey Economic Dev. Auth. Rev. MSU Student Hsg. Proj. Provident Group Montclair LLC 5.875% due 6/1/2042	$2,000,000	$2,200,900
New Jersey St. Higher Ed. Assistance Auth. Student Loan Rev. Ser. 1 5.75% due 12/1/2028	1,500,000	1,686,735
New Jersey St. Trans. Trust Fund Auth. Rev. Trans. Prog. Ser. AA
5.00% due 6/15/2038	2,000,000	2,173,980
Transn. Ser. B
5.25% due 6/15/2036	1,060,000	1,169,869

		7,231,484
New Mexico – 3.3%
Farmington NM Poll. Ctrl. Rev. Ref- Pub. Svc. N Mex Ser. F
6.25% due 6/1/2040	1,600,000	1,783,984
Ref-AMT-Pub. Svc. N Mex San Juan Ser. D
5.90% due 6/1/2040	2,000,000	2,227,060

		4,011,044
New York – 5.8%
Albany NY Cap. Res. Corp. Rev. St. Peter’s Hosp. 6.25% due 11/15/2038	1,500,000	1,770,645
Hempstead Town NY Loc. Dev. Corp. Rev. Molloy College Proj. 5.75% due 7/1/2039	1,500,000	1,675,260
New York City Indl. Dev. Agy. Spl. Fac. Rev. AMT-Jetblue Airways Corp. Project 5.125% due 5/15/2030	1,825,000	1,828,686
Port Auth. of New York & New Jersey Spl. Oblig. Rev. JFK Intl. Air Terminal LLC 6.00% due 12/1/2036	1,500,000	1,738,215

		7,012,806
Ohio – 1.3%
Bowling Green OH Student Hsg. Rev. CFP I LLC St. Univ. Proj. 6.00% due 6/1/2045	1,500,000	1,620,210

		1,620,210
Oklahoma – 3.0%
Oklahoma Dev. Fin. Auth. CCRC Rev. Ref-Inverness Vlg. Cmnty. 6.00% due 1/1/2032	1,885,000	1,987,035

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	103

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2014	Principal Amount	Value
Oklahoma (continued)
Tulsa Cnty. OKLA Indl. Auth. Sr. Living Cmnty. Rev. Montereau Inc. Proj. Ser. A 7.25% due 11/1/2040	$1,500,000	$1,654,320

		3,641,355
Pennsylvania – 6.4%
Cumberland Cnty. PA Mun. Auth. Rev. Asbury PA Oblig. Group
6.00% due 1/1/2030	1,300,000	1,401,244
Diakon Lutheran
6.125% due 1/1/2029	1,500,000	1,658,235
Dauphin Cnty. PA Gen. Auth. Hlth. Sys. Rev. Pinnacle Hlth. Sys. Proj. Ser. A 6.00% due 6/1/2036	1,500,000	1,770,375
Pennsylvania St. Tpk. Commn. Tpk. Rev. Sub. Ser. A
5.625% due 12/1/2031	1,500,000	1,730,805
6.50% due 12/1/2036	1,000,000	1,189,800

		7,750,459
Rhode Island – 4.7%
Rhode Island St. & Providence Plantations G.O. Cons. Cap. Dev. Lien-Ser. A 5.50% due 8/1/2031	1,500,000	1,793,115
Tobacco Settlement Fing. Corp. RI Asset Bkd. Ser. A
6.125% due 6/1/2032	3,100,000	3,117,422
6.25% due 6/1/2042	800,000	803,920

		5,714,457
South Carolina – 1.4%
South Carolina Jobs-Economic Dev. Auth. Student Hsg. Rev. Coastal Hsg. Fndtn. Ser. A 6.00% due 4/1/2030	1,500,000	1,702,470

		1,702,470
Tennessee – 1.4%
Johnson City Hlth. & Edl. Facs. Brd. Hosp. Rev. Mountain Sts. Hlth. Alliance 5.625% due 7/1/2030	1,500,000	1,692,945

		1,692,945
Texas – 14.0%
Central Tex. Regl. Mobility Auth. Rev. Sr. Lien 6.00% due 1/1/2041	1,500,000	1,726,275

104	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2014	Principal Amount	Value
Texas (continued)
Lower Colorado River Tex. Auth. Rev Ref. 5.50% due 5/15/2032	$1,500,000	$1,771,710
North Tex. Twy. Auth. Rev. Toll 2nd Tier Ref. Ser. F 5.75% due 1/1/2033	2,000,000	2,197,420
Seguin TX Indpt. Sch. Dist. G.O. Sch. Bldg. 5.00% due 8/15/2038	100,000	116,307
Tarrant Cnty. Tex. Cultural Ed. Facs. Fin. Corp. Ret. Fac. CC Young Memorial Home Ser. B-1 7.25% due 2/15/2016	25,000	25,051
Tex. Private Activity Bd. Surface Transn. Corp. Sr. Lien-LBJ Infrastructure
7.00% due 6/30/2040	3,110,000	3,743,383
7.50% due 6/30/2033	2,000,000	2,469,000
Sr. Lien-NTE Mobility
6.875% due 12/31/2039	1,500,000	1,773,420
7.50% due 12/31/2031	1,500,000	1,829,865
Tex. St. Private Activity Bd. Surface Transn. Corp. Rev. AMT- Sr. Lien-NTE Mobility Partners Segments LLC 7.00% due 12/31/2038	1,000,000	1,244,060

		16,896,491
Total Municipal Bonds (Cost $102,392,134)		114,238,925
Total Investments - 94.4% (Cost $102,392,134)		114,238,925
Other Assets, Net - 5.6%		6,727,804
Total Net Assets - 100.0%		$120,966,729

(1)	Pre-refunded.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	105

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$—	$114,238,925	$—	$114,238,925

Total	$—	$114,238,925	$—	$114,238,925

106	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2014	Principal Amount	Value
Senior Secured Loans – 88.0%
Airlines – 2.2%
Air Canada Term Loan B 5.50% due 9/26/2019(1)	$20,397,500	$20,474,439
American Airlines, Inc. Exit Term Loan 3.75% due 6/27/2019(1)	17,617,974	17,405,149
Delta Air Lines, Inc. New Term Loan B 3.25% due 4/20/2017(1)	2,048,070	2,022,469

		39,902,057
Automotive – 2.6%
Navistar International Corp. Term Loan B 5.75% due 8/17/2017(1)	11,198,599	11,114,609
The Goodyear Tire & Rubber Co. New 2nd Lien Term Loan 4.75% due 4/30/2019(1)	17,000,000	16,964,640
TI Group Automotive Systems LLC 2014 Term Loan B 4.25% due 7/2/2021(1)	19,986,402	19,711,589

		47,790,838
Building Materials – 3.2%
Generac Power Systems, Inc. Term Loan B 3.25% due 5/31/2020(1)	17,792,519	17,214,262
Jeld-Wen, Inc. Term Loan B 5.25% due 10/15/2021(1)	19,000,000	18,786,250
Quikrete Holdings, Inc. 1st Lien Term Loan
4.00% due 9/28/2020(1)	22,674,006	22,322,558
2nd Lien Term Loan
7.00% due 3/26/2021(1)	1,768,421	1,755,158

		60,078,228
Cable Satellite – 3.3%
Grande Communications Holdings Term Loan B 4.50% due 5/31/2020(1)	19,909,853	19,636,093
Virgin Media Bristol LLC USD Term Loan B 3.50% due 6/7/2020(1)	20,000,000	19,612,200
Yankee Cable Acquisition LLC Term Loan B 4.50% due 3/1/2020(1)	22,511,420	22,370,723

		61,619,016

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	107

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2014	Principal Amount	Value
Chemicals – 3.1%
Arysta LifeScience SPC LLC 1st Lien Term Loan
4.50% due 5/29/2020(1)	$17,237,470	$17,108,189
2nd Lien Term Loan
8.25% due 11/30/2020(1)	5,000,000	4,968,750
Axalta Coating Systems U.S. Holdings, Inc. USD Term Loan 3.75% due 2/1/2020(1)	20,405,797	19,828,721
Minerals Technologies, Inc. Term Loan B 4.00% due 5/9/2021(1)	15,999,615	15,799,620

		57,705,280
Consumer Cyclical Services – 0.7%
Monitronics International, Inc. New Term Loan B 4.25% due 3/23/2018(1)	12,644,277	12,465,108

		12,465,108
Consumer Products – 3.9%
Bombardier Recreational Products, Inc. New Term Loan B 4.00% due 1/30/2019(1)	27,051,557	26,414,763
KIK Custom Products, Inc. New 1st Lien Term Loan
5.50% due 4/29/2019(1)	19,700,350	19,240,741
New 2nd Lien Term Loan
9.50% due 10/29/2019(1)	10,000,000	9,933,300
Party City Holdings, Inc. Term Loan 4.00% due 7/27/2019(1)	17,609,947	17,187,308

		72,776,112
Diversified Manufacturing – 0.9%
Silver II U.S. Holdings LLC Term Loan 4.00% due 12/13/2019(1)	18,307,463	16,974,496

		16,974,496
Electric – 2.1%
Dynegy Holdings, Inc. Term Loan B2 4.00% due 4/23/2020(1)	10,406,280	10,241,549
Lonestar Generation LLC Term Loan B 5.25% due 2/20/2021(1)	30,035,653	29,472,484

		39,714,033

108	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

December 31, 2014	Principal Amount	Value
Environmental – 1.3%
ADS Waste Holdings, Inc. New Term Loan 3.75% due 10/9/2019(1)	$19,433,333	$18,832,066
Granite Acquisition, Inc. Term Loan B
5.00% due 10/15/2021(1)	4,789,272	4,805,220
Term Loan C
5.00% due 10/15/2021(1)	210,728	211,430

		23,848,716
Financial Other – 1.3%
Fly Funding II S.a.r.l. Term Loan B 4.50% due 8/9/2019(1)	23,791,355	23,590,556

		23,590,556
Food And Beverage – 3.5%
Big Heart Pet Brands New Term Loan 3.50% due 3/8/2020(1)	24,303,657	23,209,993
Charger OpCo B.V. USD Term Loan B1 3.50% due 7/23/2021(1)	25,000,000	24,437,500
H.J. Heinz Co. Term Loan B2 3.50% due 6/5/2020(1)	2,300,015	2,283,178
New HB Acquisition LLC Term Loan 6.75% due 4/9/2020(1)	14,887,500	15,073,594

		65,004,265
Gaming – 4.2%
Boyd Gaming Corp. Term Loan B 4.00% due 8/14/2020(1)	9,341,667	9,147,547
Peninsula Gaming LLC Term Loan 4.25% due 11/20/2017(1)	14,235,151	14,101,768
Scientific Games International, Inc. 2014 Term Loan B1 6.00% due 10/18/2020(1)	17,820,000	17,539,335
SGMS Escrow Corp. Incremental Term Loan B2 6.00% due 10/1/2021(1)	15,000,000	14,762,550
Station Casinos LLC Term Loan B 4.25% due 3/2/2020(1)	22,654,523	22,156,123

		77,707,323

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	109

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2014	Principal Amount	Value
Healthcare – 10.3%
CCS Intermediate Holdings LLC 1st Lien Term Loan 5.00% due 7/22/2021(1)	$23,690,625	$23,157,586
Connolly Corp. 1st Lien Term Loan 5.00% due 5/14/2021(1)	19,775,000	19,552,531
2nd Lien Term Loan 8.00% due 5/14/2022(1)	5,000,000	4,937,500
Convatec, Inc. Term Loan 4.00% due 12/22/2016(1)	12,005,395	11,945,368
Immucor, Inc. Refi Term Loan B2 5.00% due 8/17/2018(1)	20,606,743	20,304,030
Kindred Healthcare, Inc. New Term Loan 4.25% due 4/9/2021(1)	25,860,000	24,976,364
Onex Carestream Finance LP 1st Lien Term Loan 5.00% due 6/7/2019(1)	11,746,628	11,673,212
2nd Lien Term Loan 9.50% due 12/7/2019(1)	14,589,646	14,461,987
Select Medical Corp. Series E Term Loan B 3.75% due 6/1/2018(1)	1,122,562	1,101,514
Surgical Care Affiliates, Inc. Class C Incremental Term Loan 4.00% due 6/29/2018(1)	16,839,776	16,587,179
Tecomet, Inc. 1st Lien Term Loan 5.75% due 12/5/2021(1)	20,000,000	19,200,000
2nd Lien Term Loan 9.50% due 12/5/2022(1)	5,000,000	4,700,000
United Surgical Partners International, Inc. Extended Term Loan 4.25% due 4/19/2017(1)	9,149,585	9,046,652
Incremental Term Loan 4.75% due 4/3/2019(1)	8,282,610	8,205,002

		189,848,925
Independent Energy – 1.8%
Chief Exploration & Development LLC 2nd Lien Term Loan 7.50% due 5/12/2021(1)	7,000,000	6,253,310
Fieldwood Energy LLC 1st Lien Term Loan 3.875% due 9/28/2018(1)	6,912,539	6,532,349
2nd Lien Term Loan 8.375% due 9/30/2020(1)	15,470,443	11,235,410

110	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

December 31, 2014	Principal Amount	Value
Independent Energy (continued)
Samson Investment Co. New 2nd Lien Term Loan 5.00% due 9/25/2018(1)	$11,000,000	$8,630,380

		32,651,449
Industrial - Other – 3.4%
Brock Holdings III, Inc. New Term Loan B 6.00% due 3/16/2017(1)	9,985,232	9,361,154
New 2nd Lien Term Loan 10.00% due 3/16/2018(1)	2,500,000	1,987,500
Gates Global, Inc. Term Loan B 4.25% due 7/5/2021(1)	13,935,000	13,534,369
Rexnord LLC 1st Lien Term Loan B 4.00% due 8/21/2020(1)	21,640,113	21,164,031
Road Infrastructure Investment LLC New 1st Lien Term Loan 4.25% due 3/31/2021(1)	14,887,500	14,180,344
New 2nd Lien Term Loan 7.75% due 9/21/2021(1)	2,500,000	2,250,000

		62,477,398
Insurance: Property - Casualty – 1.9%
Alliant Holdings I, Inc. New Term Loan B 4.25% due 12/20/2019(1)	12,498,713	12,279,985
USI, Inc. Term Loan B 4.25% due 12/27/2019(1)	22,579,262	22,155,901

		34,435,886
Leisure – 1.1%
WMG Acquisition Corp. New Term Loan 3.75% due 7/1/2020(1)	22,163,826	21,277,273

		21,277,273
Lodging – 0.7%
Hilton Worldwide Finance LLC USD Term Loan B2 3.50% due 10/26/2020(1)	14,099,636	13,917,469

		13,917,469
Media - Entertainment – 9.2%
Cumulus Media Holdings, Inc. 2013 Term Loan 4.25% due 12/23/2020(1)	19,503,694	18,886,012

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SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2014	Principal Amount	Value
Media - Entertainment (continued)
Deluxe Entertainment Services Group, Inc. Term Loan 2014 6.50% due 2/28/2020(1)	$20,647,877	$18,841,188
EMI Music Publishing Ltd. Term Loan B 3.75% due 6/29/2018(1)	13,437,091	13,183,667
Getty Images, Inc. Term Loan B 4.75% due 10/18/2019(1)	20,090,000	18,373,912
Media General, Inc. Term Loan B 4.25% due 7/31/2020(1)	24,276,256	23,980,329
Telesat Canada USD Term Loan B2 3.50% due 3/28/2019(1)	7,080,850	6,970,247
Tribune Co. 2013 Term Loan 4.00% due 12/27/2020(1)	21,566,990	21,203,155
Univision Communications, Inc. Term Loan C4 4.00% due 3/1/2020(1)	20,253,111	19,777,163
William Morris Endeavor Entertainment LLC 1st Lien Term Loan
5.25% due 5/6/2021(1)	24,875,000	23,988,953
2nd Lien Term Loan
8.25% due 5/1/2022(1)	6,000,000	5,715,000

		170,919,626
Metals And Mining – 0.6%
FMG Resources (August 2006) Pty. Ltd. New Term Loan B 3.75% due 6/30/2019(1)	12,391,481	11,226,682

		11,226,682
Oil Field Services – 4.4%
Caelus Energy Alaska O3 LLC 2nd Lien Term Loan 8.75% due 4/15/2020(1)	14,500,000	12,687,500
Drillships Financing Holding, Inc. Term Loan B1 6.00% due 3/31/2021(1)	19,675,378	15,334,596
Floatel International Ltd. USD Term Loan B 6.00% due 6/27/2020(1)	27,591,500	22,073,200
Seadrill Partners Finco LLC Term Loan B 4.00% due 2/21/2021(1)	27,662,519	21,396,958

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December 31, 2014	Principal Amount	Value
Oil Field Services (continued)
Stallion Oilfield Services Ltd. Term Loan B 8.00% due 6/19/2018(1)	$11,063,997	$9,349,078

		80,841,332
Packaging – 2.1%
Berry Plastics Holding Corp. Term Loan D 3.50% due 2/8/2020(1)	20,293,945	19,598,066
Reynolds Group Holdings, Inc. New Dollar Term Loan 4.00% due 12/1/2018(1)	20,069,533	19,670,952

		39,269,018
Pharmaceuticals – 4.4%
Envision Acquisition Co. LLC
Term Loan
5.75% due 11/4/2020(1)	19,742,462	19,643,750
2nd Lien Term Loan
9.75% due 11/4/2021(1)	4,500,000	4,460,625
JLL/Delta Dutch Newco B.V. USD Term Loan 4.25% due 3/11/2021(1)	23,880,000	23,133,750
Millennium Laboratories, Inc. Term Loan B 5.25% due 4/16/2021(1)	20,850,000	20,710,931
Quintiles Transnational Corp. Term Loan B3 3.75% due 6/8/2018(1)	12,809,803	12,639,048

		80,588,104
Restaurants – 1.1%
B.C. Unlimited Liability Co. 2014 Term Loan B 4.50% due 12/12/2021(1)	20,000,000	19,914,200

		19,914,200
Retailers – 4.1%
99 Cents Only Stores New Term Loan 4.50% due 1/11/2019(1)	12,578,445	12,436,938
Bass Pro Group LLC New Term Loan 3.75% due 11/20/2019(1)	12,719,012	12,517,670
BJ’s Wholesale Club, Inc. New 1st Lien Term Loan
4.50% due 9/26/2019(1)	17,102,075	16,753,876
New 2nd Lien Term Loan
8.50% due 3/26/2020(1)	15,000,000	14,707,500

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SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2014	Principal Amount	Value
Retailers (continued)
The Neiman Marcus Group, Inc. 2020 Term Loan 4.25% due 10/25/2020(1)	$20,710,588	$20,214,362

		76,630,346
Technology – 9.3%
Accuvant Finance LLC Term Loan
6.25% due 12/2/2021(1)	18,000,000	17,730,000
2nd Lien Term Loan
10.00% due 12/2/2022(1)	5,000,000	5,000,000
Avaya, Inc. Term Loan B6 6.50% due 3/30/2018(1)	15,561,579	15,302,167
First Data Corp. New 2018 Term Loan 3.667% due 9/24/2018(1)	19,435,000	18,978,277
Interactive Data Corp. 2014 Term Loan 4.75% due 5/2/2021(1)	10,945,000	10,849,231
ION Trading Technologies S.a.r.l. New 2nd Lien Term Loan 7.25% due 6/10/2022(1)	26,000,000	24,570,000
Regit Eins GmbH USD 1st Lien Term Loan
6.00% due 1/8/2021(1)	14,962,500	14,619,560
USD 2nd Lien Term Loan
9.50% due 7/8/2021(1)	5,000,000	4,816,650
Renaissance Learning, Inc.
New 1st Lien Term Loan
4.50% due 4/9/2021(1)	14,391,250	14,019,524
New 2nd Lien Term Loan
8.00% due 4/11/2022(1)	12,000,000	11,400,000
STG-Fairway Acquisitions, Inc. Term Loan B 6.25% due 2/28/2019(1)	14,256,249	14,024,585
TransUnion LLC New USD Term Loan 4.00% due 4/9/2021(1)	21,797,500	21,443,291

		172,753,285
Wireless – 0.4%
LTS Buyer LLC 1st Lien Term Loan 4.00% due 4/13/2020(1)	7,102,458	6,938,249

		6,938,249

114	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

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December 31, 2014	Principal Amount	Value
Wirelines – 0.9%
Level 3 Financing, Inc. New 2019 Term Loan 4.00% due 8/1/2019(1)	$16,000,000	$15,870,080

		15,870,080
Total Senior Secured Loans (Cost $1,684,884,841)		1,628,735,350

	Principal Amount	Value
Corporate Bonds – 9.0%
Consumer Cyclical Services – 0.5%
Monitronics International, Inc. 9.125% due 4/1/2020(2)	11,000,000	10,388,125

		10,388,125
Food And Beverage – 0.2%
Big Heart Pet Brands 7.625% due 2/15/2019	4,154,000	4,081,305

		4,081,305
Gaming – 1.1%
Golden Nugget Escrow, Inc. Sr. Nt. 8.50% due 12/1/2021(2)(3)	10,000,000	9,575,000
Pinnacle Entertainment, Inc. 7.75% due 4/1/2022(2)	10,000,000	10,400,000

		19,975,000
Healthcare – 0.3%
ConvaTec Finance International S.A. Sr. Nt. 8.25% due 1/15/2019(2)(3)(4)	4,800,000	4,872,000

		4,872,000
Independent Energy – 3.5%
Alta Mesa Holdings LP 9.625% due 10/15/2018(2)	10,330,000	8,573,900
Clayton Williams Energy, Inc. 7.75% due 4/1/2019(2)	10,000,000	8,500,000
Energy XXI Gulf Coast, Inc. 7.50% due 12/15/2021	6,250,000	3,375,000
Jupiter Resources, Inc. Sr. Nt. 8.50% due 10/1/2022(3)	10,000,000	7,525,000
Linn Energy LLC 6.50% due 5/15/2019	5,000,000	4,275,000
Midstates Petroleum Co., Inc. 10.75% due 10/1/2020	5,000,000	2,650,000

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SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2014	Principal Amount	Value
Independent Energy (continued)
Northern Oil and Gas, Inc. Sr. Nt. 8.00% due 6/1/2020	$8,250,000	$6,249,375
Penn Virginia Corp. 8.50% due 5/1/2020	7,500,000	6,000,000
Samson Investment Co. 9.75% due 2/15/2020	12,000,000	4,972,500
SandRidge Energy, Inc. 8.125% due 10/15/2022(2)	11,000,000	6,930,000
Teine Energy Ltd. Sr. Nt. 6.875% due 9/30/2022(3)	8,500,000	6,545,000

		65,595,775
Industrial - Other – 0.6%
Safway Group Holding LLC Sec. Nt. 7.00% due 5/15/2018(2)(3)	11,600,000	11,020,000

		11,020,000
Insurance: Property - Casualty – 0.3%
A-S Co-Issuer Subsidiary, Inc. Sr. Nt. 7.875% due 12/15/2020(3)	5,000,000	5,100,000

		5,100,000
Retailers – 0.3%
99 Cents Only Stores 11.00% due 12/15/2019	5,625,000	5,962,500

		5,962,500
Technology – 1.5%
Advanced Micro Devices, Inc. Sr. Nt. 7.00% due 7/1/2024(2)	5,000,000	4,237,500
Avaya, Inc. Sec. Nt. 10.50% due 3/1/2021(3)	14,457,000	12,360,735
Igloo Holdings Corp. Sr. Nt. 8.25% due 12/15/2017(2)(3)(4)	8,000,000	8,080,000
Interactive Data Corp. 5.875% due 4/15/2019(2)(3)	3,000,000	2,977,500

		27,655,735
Transportation Services – 0.4%
Navios Maritime Holdings, Inc. 8.125% due 2/15/2019	8,000,000	7,040,000

		7,040,000

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December 31, 2014	Principal Amount	Value
Wirelines – 0.3%
EarthLink Holdings Corp. 8.875% due 5/15/2019	$5,000,000	$4,935,000

		4,935,000
Total Corporate Bonds (Cost $200,594,613)		166,625,440

	Principal Amount	Value
Repurchase Agreements – 0.4%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $6,741,000, due 1/2/2015(5)	6,741,000	6,741,000
Total Repurchase Agreements (Cost $6,741,000)		6,741,000
Total Investments - 97.4% (Cost $1,892,220,454)		1,802,101,790
Other Assets, Net - 2.6%		48,781,276
Total Net Assets - 100.0%		$1,850,883,066

(1)	Variable rate security. The rate shown is the rate in effect at December 31, 2014.
(2)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).
(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2014, the aggregate market value of these securities amounted to $68,055,235, representing 3.7% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)

Payment-in-kind security, for which interest payments may be made in additional principal ranging from 0% to 100% of the full stated interest rate. As of December 31, 2014, interest payments had been made in cash.

(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FNMA	2.26%	10/17/2022	$6,877,965

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SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Senior Secured Loans	$—	$1,628,735,350	$—	$1,628,735,350

Corporate Bonds	—	166,625,440	—	166,625,440

Repurchase Agreements	—	6,741,000	—	6,741,000

Total	$—	$1,802,101,790	$—	$1,802,101,790

118	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2014	Principal Amount	Value
Agency Mortgage - Backed Securities – 0.2%
FNMA
3.50% due 7/1/2043(1)	$177,326	$185,057
Total Agency Mortgage-Backed Securities (Cost $182,071)		185,057

	Principal Amount	Value
Asset-Backed Securities – 0.9%
Domino’s Pizza Master Issuer LLC
2012-1A A2
5.216% due 1/25/2042(1)(2)	763,338	800,247
Total Asset-Backed Securities (Cost $763,338)		800,247

	Principal Amount	Value
Senior Secured Loans – 11.9%
Automotive – 0.8%
Navistar International Corp. Term Loan B 5.75% due 8/17/2017(3)	697,500	692,269

		692,269
Building Materials – 0.6%
Jeld-Wen, Inc. Term Loan B 5.25% due 10/15/2021(3)	500,000	494,375

		494,375
Consumer Products – 1.2%
Party City Holdings, Inc. Term Loan 4.00% due 7/27/2019(3)	977,650	954,186

		954,186
Electric – 1.2%
Calpine Corp. Term Loan B3 4.00% due 10/9/2019(3)	977,500	963,453

		963,453
Environmental – 0.6%
Granite Acquisition, Inc.
Term Loan B
5.00% due 10/15/2021(3)	478,927	480,522
Term Loan C
5.00% due 10/15/2021(3)	21,073	21,143

		501,665

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2014	Principal Amount	Value
Food And Beverage – 1.4%
Big Heart Pet Brands New Term Loan 3.50% due 3/8/2020(3)	$794,089	$758,355
H.J. Heinz Co. Term Loan B2 3.50% due 6/5/2020(3)	427,547	424,418

		1,182,773
Gaming – 0.6%
SGMS Escrow Corp. Incremental Term Loan B2 6.00% due 10/1/2021(3)	500,000	492,085

		492,085
Healthcare – 2.9%
Immucor, Inc. Refi Term Loan B2 5.00% due 8/17/2018(3)	967,787	953,570
Kindred Healthcare, Inc. New Term Loan 4.25% due 4/9/2021(3)	995,000	961,001
Select Medical Corp. Series E Term Loan B 3.75% due 6/1/2018(3)	500,000	490,625

		2,405,196
Oil Field Services – 0.9%
Drillships Financing Holding, Inc. Term Loan B1 6.00% due 3/31/2021(3)	987,500	769,638

		769,638
Restaurants – 0.6%
B.C. Unlimited Liability Co. 2014 Term Loan B 4.50% due 12/12/2021(3)	500,000	497,855

		497,855
Retailers – 1.1%
Bass Pro Group LLC New Term Loan 3.75% due 11/20/2019(3)	962,167	946,936

		946,936
Total Senior Secured Loans (Cost $10,244,178)		9,900,431

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December 31, 2014	Principal Amount	Value
Commercial Mortgage-Backed Securities – 9.5%
Bear Stearns Commercial Mortgage Securities Trust 2006-T24 AM 5.568% due 10/12/2041(1)(3)	$475,000	$504,821
2007-PW16 AM 5.707% due 6/11/2040(1)(3)	450,000	490,462
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049(1)	605,000	640,648
2006-C5 AM 5.462% due 10/15/2049(1)	420,000	445,003
2014-388G B 1.211% due 6/15/2033(1)(2)(3)	425,000	425,255
Credit Suisse Commercial Mortgage Trust 2006-C3 A3 5.806% due 6/15/2038(3)	375,137	391,988
Fairway Outdoor Funding LLC 2012-1A A2 4.212% due 10/15/2042(1)(2)	469,880	471,303
GS Mortgage Securities Trust 2006-GG8 AM 5.591% due 11/10/2039(1)	424,000	451,502
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7 AM
5.865% due 4/15/2045(1)(3)	500,000	530,589
2007-LD12 AM 6.011% due 2/15/2051(1)(3)	450,000	490,269
LB UBS Commercial Mortgage Trust 2006-C1 AM 5.217% due 2/15/2031(1)(3)	600,000	621,418
2006-C6 AM 5.413% due 9/15/2039(1)	450,000	477,870
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11 A2 3.085% due 8/15/2046(1)	400,000	415,576
Morgan Stanley Capital I Trust 2006-HQ9 AM 5.773% due 7/12/2044(1)(3)	500,000	529,482
SBA Tower Trust 2.933% due 12/15/2042(1)(2)	500,000	506,388
Wachovia Bank Commercial Mortgage Trust 2006-C29 A4 5.308% due 11/15/2048(1)	486,631	515,698
Total Commercial Mortgage-Backed Securities (Cost $8,059,982)		7,908,272

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2014	Principal Amount	Value
Corporate Bonds – 57.1%
Automotive – 1.2%
General Motors Financial Co., Inc.
2.625% due 7/10/2017(1)	$500,000	$502,168
3.25% due 5/15/2018(1)	500,000	500,625

		1,002,793
Banking – 11.5%
Ally Financial, Inc. 2.75% due 1/30/2017	500,000	498,440
Bank of America Corp. Sr. Nt. 5.875% due 1/5/2021(1)	750,000	869,605
Sub. Nt. 4.25% due 10/22/2026(1)	400,000	399,102
BBVA Bancomer S.A./Grand Cayman Jr. Sub. Nt. 6.008% due 5/17/2022(2)(3)	1,000,000	1,022,300
Citigroup, Inc. Sr. Nt. 4.50% due 1/14/2022(1)	750,000	819,568
First Horizon National Corp. Sr. Nt. 5.375% due 12/15/2015(1)	500,000	517,651
HSBC Holdings PLC Sr. Nt. 5.10% due 4/5/2021(1)	750,000	847,798
Intesa Sanpaolo S.p.A. Sub. Nt. 5.017% due 6/26/2024(1)(2)	1,000,000	970,515
Lloyds Bank PLC 6.375% due 1/21/2021(1)	750,000	901,498
Morgan Stanley Sr. Nt. 5.50% due 7/28/2021(1)	950,000	1,078,137
Royal Bank of Scotland Group PLC Sub. Nt. 6.125% due 12/15/2022(1)	500,000	544,203
The Goldman Sachs Group, Inc.
Sr. Nt. 5.75% due 1/24/2022(1)	500,000	578,393
5.95% due 1/18/2018(1)	500,000	555,484

		9,602,694
Building Materials – 1.0%
Cemex S.A.B. de C.V. Sr. Sec. Nt. 6.50% due 12/10/2019(2)	300,000	307,350

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December 31, 2014	Foreign Currency(5)	Principal Amount	Value
Building Materials (continued)
HeidelbergCement Finance Luxembourg S.A. 3.25% due 10/21/2020(1)	EUR	400,000	$526,977

			834,327
Cable Satellite – 3.0%
Cablevision Systems Corp. Sr. Nt. 5.875% due 9/15/2022		$500,000	506,250
Cequel Communications Holdings I LLC Sr. Nt. 6.375% due 9/15/2020(2)		500,000	517,500
Comcast Corp. 6.50% due 11/15/2035(1)		500,000	667,497
DIRECTV Holdings LLC 3.80% due 3/15/2022(1)		250,000	254,342
Hughes Satellite Systems Corp. Sr. Sec. Nt. 6.50% due 6/15/2019		250,000	268,125
Telesat LLC 6.00% due 5/15/2017(2)		300,000	306,000

			2,519,714
Chemicals – 0.7%
FMC Corp. Sr. Nt. 5.20% due 12/15/2019(1)		250,000	277,081
LyondellBasell Industries N.V. Sr. Nt. 5.00% due 4/15/2019(1)		300,000	327,229

			604,310
Construction Machinery – 1.3%
Ashtead Capital, Inc. Sec. Nt. 6.50% due 7/15/2022(2)		500,000	531,250
United Rentals North America, Inc. 7.625% due 4/15/2022		500,000	549,750

			1,081,000
Electric – 1.9%
Calpine Corp. Sr. Nt. 5.375% due 1/15/2023		500,000	505,000
DPL, Inc. Sr. Nt. 7.25% due 10/15/2021(1)		500,000	510,000
EDP Finance B.V. Sr. Nt. 4.90% due 10/1/2019(1)(2)		500,000	520,410

			1,535,410

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2014	Principal Amount	Value
Energy - Integrated – 0.3%
Suncor Energy, Inc. Sr. Nt. 6.10% due 6/1/2018(1)	$250,000	$280,427

		280,427
Finance Companies – 2.4%
AerCap Ireland Capital Ltd. 3.75% due 5/15/2019(1)(2)	500,000	495,000
Aircastle Ltd. Sr. Nt. 6.25% due 12/1/2019(1)	500,000	527,500
CIT Group, Inc. Sr. Nt. 5.25% due 3/15/2018(1)	480,000	500,400
HSBC Finance Capital Trust IX 5.911% due 11/30/2035(1)(3)	500,000	506,250

		2,029,150
Food And Beverage – 0.6%
Constellation Brands, Inc. 4.25% due 5/1/2023(1)	500,000	496,250

		496,250
Gaming – 0.6%
MGM Resorts International 6.625% due 12/15/2021(1)	500,000	525,000

		525,000
Government Related – 3.9%
Banco do Brasil S.A./Cayman Jr. Sub. Nt. 9.00% due 6/18/2024(2)(3)(4)	250,000	232,500
Petrobras International Finance Co., S.A. 5.875% due 3/1/2018(1)	750,000	732,352
Petroleos Mexicanos 5.75% due 3/1/2018(1)	750,000	810,000
Sinopec Group Overseas Development 2014 Ltd. 1.75% due 4/10/2017(1)(2)	1,500,000	1,492,845

		3,267,697
Healthcare – 0.6%
HealthSouth Corp. 5.75% due 11/1/2024(1)	500,000	520,000

		520,000
Home Construction – 0.6%
Taylor Morrison Communities, Inc. 7.75% due 4/15/2020(2)	216,000	228,960
Weekley Homes LLC Sr. Nt. 6.00% due 2/1/2023	250,000	237,500

		466,460

124	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

December 31, 2014	Principal Amount	Value
Independent Energy – 2.3%
Alta Mesa Holdings LP 9.625% due 10/15/2018	$250,000	$207,500
Anadarko Petroleum Corp. Sr. Nt. 6.95% due 6/15/2019(1)	250,000	292,088
Clayton Williams Energy, Inc. 7.75% due 4/1/2019	250,000	212,500
Energy XXI Gulf Coast, Inc. 6.875% due 3/15/2024(1)(2)	500,000	270,000
EV Energy Partners LP 8.00% due 4/15/2019	500,000	425,000
Harvest Operations Corp. 6.875% due 10/1/2017(1)	500,000	481,875

		1,888,963
Industrial - Other – 0.6%
Safway Group Holding LLC Sec. Nt. 7.00% due 5/15/2018(2)	500,000	475,000

		475,000
Insurance - Life – 0.7%
MetLife, Inc. Sr. Nt. 4.75% due 2/8/2021(1)	500,000	558,857

		558,857
Insurance: Property - Casualty – 0.7%
CNA Financial Corp. Sr. Nt. 7.35% due 11/15/2019(1)	500,000	596,773

		596,773
Leisure – 0.3%
WMG Acquisition Corp. Sr. Sec. Nt. 6.00% due 1/15/2021(2)	270,000	270,000

		270,000
Lodging – 0.6%
Hilton Worldwide Finance LLC 5.625% due 10/15/2021	500,000	522,500

		522,500
Media - Entertainment – 3.2%
21st Century Fox America, Inc. 5.65% due 8/15/2020(1)	250,000	286,805
CBS Outdoor Americas Capital LLC 5.875% due 3/15/2025(1)(2)	500,000	503,750

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	125

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2014	Principal Amount	Value
Media - Entertainment (continued)
Discovery Communications LLC 5.625% due 8/15/2019(1)	$250,000	$280,660
Netflix, Inc. Sr. Nt. 5.75% due 3/1/2024(1)(2)	500,000	520,000
Time Warner, Inc. 4.00% due 1/15/2022(1)	500,000	522,617
Univision Communications, Inc. Sr. Sec. Nt. 6.75% due 9/15/2022(2)	500,000	535,000

		2,648,832
Metals And Mining – 5.1%
Anglo American Capital PLC 2.625% due 9/27/2017(1)(2)	750,000	756,951
ArcelorMittal Sr. Nt. 4.25% due 8/5/2015(1)	1,000,000	1,015,000
FMG Resources August 2006 Pty. Ltd. 8.25% due 11/1/2019(1)(2)	500,000	455,000
Samarco Mineracao S.A. Sr. Nt. 5.75% due 10/24/2023(2)	250,000	238,750
Steel Dynamics, Inc. 5.125% due 10/1/2021(1)(2)	500,000	509,375
United States Steel Corp. Sr. Nt. 6.05% due 6/1/2017(1)	750,000	780,000
Vale Overseas Ltd. 6.875% due 11/21/2036(1)	500,000	527,095

		4,282,171
Midstream – 3.4%
Energy Transfer Partners LP Sr. Nt. 6.70% due 7/1/2018(1)	1,000,000	1,124,477
MarkWest Energy Partners LP 6.50% due 8/15/2021	163,000	167,890
NiSource Finance Corp. 5.25% due 9/15/2017(1)	750,000	820,138
Regency Energy Partners LP 6.50% due 7/15/2021	250,000	255,000
Tesoro Logistics LP 6.125% due 10/15/2021(1)	500,000	498,750

		2,866,255

126	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

December 31, 2014	Principal Amount	Value
Oil Field Services – 0.9%
Transocean, Inc. 2.50% due 10/15/2017(1)	$800,000	$707,235

		707,235
Paper – 1.5%
Celulosa Arauco y Constitucion S.A. Sr. Nt. 4.50% due 8/1/2024	1,000,000	994,087
Georgia-Pacific LLC 5.40% due 11/1/2020(1)(2)	235,000	264,431

		1,258,518
Real Estate Investment Trust – 0.1%
Sabra Health Care LP 5.50% due 2/1/2021	80,000	83,200

		83,200
Refining – 0.7%
Calumet Specialty Products Partners LP 6.50% due 4/15/2021(2)	300,000	267,000
Phillips 66 4.30% due 4/1/2022(1)	250,000	263,923

		530,923
Sovereign – 2.0%
Republic of Indonesia Sr. Nt. 5.875% due 3/13/2020(1)(2)	500,000	553,750
Republic of Panama Sr. Nt. 5.20% due 1/30/2020(1)	1,000,000	1,102,500

		1,656,250
Technology – 0.7%
First Data Corp. 12.625% due 1/15/2021(1)	500,000	593,750

		593,750
Wireless – 1.9%
American Tower Corp. Sr. Nt. 4.50% due 1/15/2018(1)	500,000	530,994
Bharti Airtel International Netherlands B.V. 5.35% due 5/20/2024(1)(2)	1,000,000	1,081,920

		1,612,914
Wirelines – 2.8%
AT&T, Inc. Sr. Nt. 6.30% due 1/15/2038(1)	1,000,000	1,209,928

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	127

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2014	Principal Amount	Value
Wirelines (continued)
Frontier Communications Corp. Sr. Nt. 6.25% due 9/15/2021(1)	$500,000	$502,500
Verizon Communications, Inc. Sr. Nt. 6.55% due 9/15/2043(1)	500,000	640,575

		2,353,003
Total Corporate Bonds (Cost $47,549,551)		47,670,376

	Principal Amount	Value
Non-Agency Mortgage-Backed Securities – 9.6%
Banc of America Funding Trust 2004-2 1CB1 5.75% due 9/20/2034	194,625	209,815
Banc of America Mortgage Securities Trust 2003-J 2A2 2.78% due 11/25/2033(3)	255,747	255,856
Bear Stearns ALT-A Trust 2003-3 2A 2.594% due 10/25/2033(3)	406,769	409,182
2004-4 A1 0.77% due 6/25/2034(3)	435,462	417,026
Chase Mortgage Finance Trust 2005-S1 1A10 5.50% due 5/25/2035	26,262	26,761
2007-A1 2A1 2.464% due 2/25/2037(1)(3)	143,078	142,987
2007-A1 9A1 2.511% due 2/25/2037(3)	146,274	144,825
Countrywide Home Loans Mortgage Pass-Through Trust 2003-11 A31 5.50% due 5/25/2033(1)	88,928	91,573
2004-5 2A9 5.25% due 5/25/2034(1)	333,862	345,526
CS First Boston Mortgage Securities Corp. 2003-8 2A1 5.00% due 4/25/2018(1)	30,614	30,858
2004-AR5 6A1 2.466% due 6/25/2034(1)(3)	400,974	400,070
Deutsche Alt-A Securities Mortgage Loan Trust 2007-AR3 2A2B 0.41% due 6/25/2037(3)	586,570	488,399
GSR Mortgage Loan Trust 2004-15F 5A1 5.50% due 1/25/2020	107,698	110,429

128	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

December 31, 2014	Principal Amount	Value
Non-Agency Mortgage-Backed Securities (continued)
Impac CMB Trust 2004-7 1A1 0.91% due 11/25/2034(1)(3)	$394,026	$373,933
JPMorgan Mortgage Trust
2004-S2 1A3 4.75% due 11/25/2019(1)	78,963	79,469
2005-A1 6T1 2.636% due 2/25/2035(1)(3)	120,649	118,122
Master Adjustable Rate Mortgages Trust 2004-13 2A1 2.643% due 4/21/2034(1)(3)	202,650	203,796
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	56,897	58,806
Merrill Lynch Mortgage Investors Trust 2005-A2 A2 2.472% due 2/25/2035(1)(3)	404,124	403,166
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018(1)	34,278	34,719
Prime Mortgage Trust 2004-2 A2 4.75% due 11/25/2019(1)	63,027	64,824
RAAC Trust 2005-SP1 1A5 5.00% due 9/25/2034	189,326	194,021
Residential Funding Mortgage Securities I Trust 2005-S3 A1 4.75% due 3/25/2020	54,880	55,793
Structured Adjustable Rate Mortgage Loan Trust 2004-5 3A1 2.43% due 5/25/2034(1)(3)	351,561	352,098
Structured Asset Securities Corp. 2004-20 7A1 5.25% due 11/25/2034	153,622	155,656
2004-21XS 2A6A 4.74% due 12/25/2034(3)	16,853	17,212
Wells Fargo Mortgage Backed Securities Trust 2003-17 1A14 5.25% due 1/25/2034(1)	128,902	136,848
2004-EE 2A1 2.612% due 12/25/2034(1)(3)	319,660	321,517
2004-O A1 2.615% due 8/25/2034(1)(3)	220,892	219,523
2004-R 2A1 2.615% due 9/25/2034(1)(3)	274,028	277,605
2004-W A9 2.615% due 11/25/2034(3)	259,629	265,962

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	129

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2014	Principal Amount	Value
Non-Agency Mortgage-Backed Securities (continued)
2004-Y 3A1 2.594% due 11/25/2034(1)(3)	$402,289	$405,856
2005-2 2A1 4.75% due 4/25/2020	94,593	97,300
2005-6 A4 5.50% due 8/25/2035	150,387	156,693
2005-AR10 2A6 2.614% due 6/25/2035(1)(3)	209,200	209,905
2005-AR12 2A5 2.621% due 6/25/2035(1)(3)	227,646	229,490
2005-AR3 2A1 2.601% due 3/25/2035(1)(3)	352,351	354,728
2006-1 A3 5.00% due 3/25/2021	127,590	130,321
Total Non-Agency Mortgage-Backed Securities (Cost $7,924,992)		7,990,670

	Principal Amount	Value
U.S. Government Securities – 5.6%

U.S. Treasury Bond 3.625% due 2/15/2044	4,000,000	4,707,188
Total U.S. Government Securities (Cost $4,652,608)		4,707,188

	Principal Amount	Value
Repurchase Agreements – 4.9%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $4,076,000, due 1/2/2015(6)	4,076,000	4,076,000
Total Repurchase Agreements (Cost $4,076,000)		4,076,000
Total Investments - 99.7% (Cost $83,452,720)		83,238,241
Other Assets, Net - 0.3%		221,709
Total Net Assets - 100.0%		$83,459,950

130	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

At December 31, 2014, the Fund had entered into the following forward currency exchange contracts:

Expiration Date	Counterparty	Currency to be Received	Amount of Currency to be Received	Currency to be Delivered	Amount of Currency to be Delivered	Unrealized Appreciation/ (Depreciation)

3/18/2015	Barclays Bank PLC	USD	495,246	EUR	400,000	$10,906

3/18/2015	JPMorgan Chase Bank	MXN	40,000,000	USD	2,773,688	(74,747)

Total						$(63,841)

Legend:

EUR – Euro

MXN – Mexican Peso

USD – U.S. Dollar

(1)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2014, the aggregate market value of these securities amounted to $15,528,750, representing 18.6% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2014.
(4)	Perpetual Maturity. Maturity date presented represents the next call date.
(5)	See currency legend above.
(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FNMA	2.26%	10/17/2022	$4,159,902

The table below presents futures contracts as of December 31, 2014:

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Appreciation
Purchased Futures Contracts

U.S. Ultra Bond	Goldman Sachs & Co.	15	3/20/2015	$2,478	$3,705

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	131

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Depreciation
Sold Futures Contracts

10 YR U.S. Treasury Note	Goldman Sachs & Co.	110	3/31/2015	$13,948	$(57,113)

5 YR U.S. Treasury Note	Goldman Sachs & Co.	150	3/31/2015	17,839	(6,690)

Total					$(63,803)

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Agency Mortgage-Backed Securities	$—	$185,057	$—	$185,057

Asset-Backed Securities	—	800,247	—	800,247

Senior Secured Loans	—	9,900,431	—	9,900,431

Commercial Mortgage-Backed Securities	—	7,908,272	—	7,908,272

Corporate Bonds	—	47,670,376	—	47,670,376

Non-Agency Mortgage-Backed Securities	—	7,990,670	—	7,990,670

U.S. Government Securities	—	4,707,188	—	4,707,188

Repurchase Agreements	—	4,076,000	—	4,076,000

Other Financial Instruments:

Forward Currency Contracts	—	(63,841)	—	(63,841)

Financial Futures Contracts	(60,098)	—	—	(60,098)

Total	$(60,098)	$83,174,400	$—	$83,114,302

132	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

www.rsinvestments.com	133

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of December 31, 2014	RS Investment Quality Bond	RS Low Duration Bond
Assets
Investments, at value	$115,604,778	$991,070,550
Cash	5,758	20,293
Cash deposits with brokers	231,000	277,000
Receivable for investments sold	14,238,307	1,745,625
Dividends/interest receivable	836,093	4,441,701
Receivable for fund shares subscribed	135,104	4,577,664
Receivable for variation margin	27,062	27,560
Receivable from counterparty	—	—
Unrealized appreciation for open forward currency contracts	—	—
Prepaid expenses	23,035	30,993

Total Assets	131,101,137	1,002,191,386

Liabilities
Payable for investments purchased	498,125	1,741,250
Payable for fund shares redeemed	140,816	21,328,231
Payable to adviser	51,325	387,347
Distributions payable	14,773	270,630
Payable to distributor	5,196	39,944
Written options, at value	2,344	—
Payable to custodian	—	—
Accrued trustees’ fees	1,814	14,674
Payable for variation margin	—	—
Unrealized depreciation for open forward currency contracts	—	—
Accrued expenses/other liabilities	51,836	350,292

Total Liabilities	766,229	24,132,368

Total Net Assets	$130,334,908	$978,059,018

Net Assets Consist of:
Paid-in capital	$125,993,110	$1,006,432,341
Distributions in excess of net investment income	—	(7,015)
Accumulated undistributed net investment income	36,593	—
Accumulated net realized gain/(loss) from investments, futures contracts, swap contracts, written options and foreign currency transactions	556,165	(18,500,389)
Net unrealized appreciation/(depreciation) on investments, futures contracts, written options and translation of assets and liabilities in foreign currencies	3,749,040	(9,865,919)

Total Net Assets	$130,334,908	$978,059,018

Investments, at Cost	$111,912,524	$1,000,689,936

Premiums Received for Written Options	$16,770	$—

Pricing of Shares
Net Assets:
Class A	$73,617,715	$373,706,482
Class C	15,377,222	191,969,563
Class K	7,820,534	5,000,701
Class Y	33,519,437	407,382,272
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	7,244,389	37,252,177
Class C	1,513,574	19,134,941
Class K	768,550	498,414
Class Y	3,296,890	40,600,863
Net Asset Value Per Share:
Class A	$10.16	$10.03
Class C	10.16	10.03
Class K	10.18	10.03
Class Y	10.17	10.03
Sales Charge Class A (Load)	3.75%	2.25%
Maximum Offering Price Per Class A Share	$10.56	$10.26

134	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS High Yield	RS Tax-Exempt	RS High Income Municipal Bond	RS Floating Rate	RS Strategic Income

$94,599,281	$227,088,603	$114,238,925	$1,802,101,790	$83,238,241
114,480	2,735,572	5,494,865	3,699,408	—
—	—	—	—	567,000
1,719,167	—	—	122,695,697	—
1,478,063	2,811,321	1,443,336	8,677,235	836,155
176,503	215,950	649,366	3,965,255	112,055
—	—	—	—	—
—	—	—	—	1,126,668
—	—	—	—	10,906
16,226	19,552	22,478	56,760	26,246

98,103,720	232,870,998	121,848,970	1,941,196,145	85,917,271

—	—	—	66,528,750	991,875
662,094	1,741,107	718,083	20,106,359	46,508
42,005	90,951	27,226	1,047,709	30,997
278,346	127,154	69,679	1,698,179	107,618
6,910	10,793	6,519	92,778	3,759
—	—	—	—	—
—	—	—	—	1,119,050
1,562	3,393	1,619	31,535	1,203
—	—	—	—	36,839
—	—	—	—	74,747
54,352	92,820	59,115	807,769	44,725

1,045,269	2,066,218	882,241	90,313,079	2,457,321

$97,058,451	$230,804,780	$120,966,729	$1,850,883,066	$83,459,950

$105,054,918	$211,946,118	$116,593,612	$1,962,476,631	$83,976,002
—	—	—	(40,029)	(173,511)
—	18,778	126,264	—	—
(429,228)	(2,766,331)	(7,599,938)	(21,434,872)	(4,038)
(7,567,239)	21,606,215	11,846,791	(90,118,664)	(338,503)

$97,058,451	$230,804,780	$120,966,729	$1,850,883,066	$83,459,950

$102,166,520	$205,482,388	$102,392,134	$1,892,220,454	$83,452,720

$—	$—	$—	$—	$—

$34,339,041	$102,716,066	$50,341,017	$335,080,756	$48,789,924
27,780,545	53,042,243	35,996,355	585,818,515	12,974,310
21,108,677	—	—	2,340,117	3,661,312
13,830,188	75,046,471	34,629,357	927,643,678	18,034,404

5,267,373	9,488,153	4,642,983	34,107,876	4,829,536
4,253,667	4,900,903	3,320,226	59,589,206	1,278,489
3,227,454	—	—	238,160	360,534
2,132,103	6,935,415	3,193,265	94,371,259	1,794,933

$6.52	$10.83	$10.84	$9.82	$10.10
6.53	10.82	10.84	9.83	10.15
6.54	—	—	9.83	10.16
6.49	10.82	10.84	9.83	10.05
3.75%	3.75%	3.75%	2.25%	3.75%
$6.77	$11.25	$11.26	$10.05	$10.49

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	135

FINANCIAL INFORMATION

Statements of Operations For the Year Ended December 31, 2014	RS Investment Quality Bond	RS Low Duration Bond
Investment Income
Interest	$4,768,464	$30,459,093
Dividends	—	—

Total Investment Income	4,768,464	30,459,093

Expenses
Investment advisory fees	617,479	5,193,048
Distribution fees	333,321	3,492,292
Transfer agent fees	170,101	1,332,819
Custodian fees	72,290	130,595
Professional fees	42,963	149,624
Registration fees	42,904	67,210
Shareholder reports	16,359	172,739
Administrative service fees	14,386	110,331
Trustees’ fees	7,069	65,800
Insurance expense	4,002	27,239
Other expenses	5,232	33,719

Total Expenses	1,326,106	10,775,416

Less: Fee waiver by adviser	(193,308)	—

Total Expenses, Net	1,132,798	10,775,416

Net Investment Income	3,635,666	19,683,677

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions
Net realized gain/(loss) from investments	1,396,094	(5,432,296)
Net realized gain/(loss) from futures contracts	492,434	51,020
Net realized gain/(loss) from swap contracts	(5,858)	—
Net realized gain from written options	15,385	—
Net realized loss from foreign currency transactions	—	—
Net change in unrealized appreciation/depreciation on investments	1,181,185	(3,097,593)
Net change in unrealized appreciation/depreciation on futures contracts	192,795	(1,687,334)
Net change in unrealized appreciation/depreciation on written options	11,719	—
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	—	—

Net Gain/(Loss) on Investments, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions	3,283,754	(10,166,203)

Net Increase/(Decrease) in Net Assets Resulting from Operations	$6,919,420	$9,517,474

136	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS High Yield	RS Tax-Exempt	RS High Income Municipal Bond	RS Floating Rate	RS Strategic Income

$7,164,508	$9,901,119	$5,653,106	$129,337,175	$3,329,521
7,969	—	—	—	—

7,172,477	9,901,119	5,653,106	129,337,175	3,329,521

657,833	1,283,520	560,981	16,615,448	499,654
587,697	910,723	464,257	8,944,902	301,863
133,218	307,034	152,905	2,879,053	88,503
60,592	50,259	32,394	212,553	61,838
40,482	55,646	41,362	364,456	39,295
49,310	35,362	23,211	35,852	28,579
13,731	24,062	10,383	324,040	10,693
13,235	26,309	12,697	245,427	10,654
6,435	14,514	6,277	148,902	4,817
3,524	8,138	2,004	58,798	2,129
3,829	12,343	7,873	386,799	4,630

1,569,886	2,727,910	1,314,344	30,216,230	1,052,655

(194,078)	(283,227)	(243,538)	(1,560,826)	(185,793)

1,375,808	2,444,683	1,070,806	28,655,404	866,862

5,796,669	7,456,436	4,582,300	100,681,771	2,462,659

4,643,742	3,370,054	692,586	1,500,796	739,572
(28,198)	—	—	—	(186,638)
—	—	—	—	46,263
—	—	—	—	158,792
—	—	—	—	(1,599)
(11,860,130)	9,926,229	8,308,884	(116,629,892)	(1,630,850)
(55,890)	—	—	—	51,671
—	—	—	—	(59,739)
—	—	—	—	(61,189)

(7,300,476)	13,296,283	9,001,470	(115,129,096)	(943,717)

$(1,503,807)	$20,752,719	$13,583,770	$(14,447,325)	$1,518,942

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	137

FINANCIAL INFORMATION

Statements of Changes in Net Assets	RS Investment Quality Bond

	For the Year Ended 12/31/14	For the Year Ended 12/31/13

Operations
Net investment income	$3,635,666	$4,684,976
Net realized gain/(loss) from investments, futures contracts, swap contracts and written options	1,898,055	385,724
Net change in unrealized appreciation/depreciation on investments, futures contracts and written options	1,385,699	(8,617,864)

Net Increase/(Decrease) in Net Assets Resulting from Operations	6,919,420	(3,547,164)

Distributions to Shareholders
Net investment income
Class A	(2,126,426)	(2,824,108)
Class C	(231,334)	(390,828)
Class K	(187,788)	(196,041)
Class Y	(1,087,545)	(1,273,999)
Net realized gain on investments
Class A	(793,878)	(332,048)
Class C	(137,681)	(59,879)
Class K	(82,997)	(29,667)
Class Y	(353,654)	(145,811)

Total Distributions	(5,001,303)	(5,252,381)

Capital Share Transactions
Proceeds from sales of shares	33,687,455	24,362,473
Reinvestment of distributions	4,756,507	4,934,563
Cost of shares redeemed	(44,077,794)	(110,994,178)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(5,633,832)	(81,697,142)

Net Decrease in Net Assets	(3,715,715)	(90,496,687)

Net Assets
Beginning of year	134,050,623	224,547,310

End of year	$130,334,908	$134,050,623

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$36,593	$34,020

Other Information:
Shares
Sold	3,289,005	2,362,860
Reinvested	465,759	484,130
Redeemed	(4,319,573)	(10,842,560)

Net Decrease	(564,809)	(7,995,570)

138	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Low Duration Bond		RS High Yield		RS Tax-Exempt

For the Year Ended 12/31/14	For the Year Ended 12/31/13	For the Year Ended 12/31/14	For the Year Ended 12/31/13	For the Year Ended 12/31/14	For the Year Ended 12/31/13

$19,683,677	$27,219,913	$5,796,669	$6,824,682	$7,456,436	$11,304,551
(5,381,276)	(13,068,984)	4,615,544	3,349,464	3,370,054	(6,136,385)
(4,784,927)	(18,574,200)	(11,916,020)	(2,212,824)	9,926,229	(27,340,584)

9,517,474	(4,423,271)	(1,503,807)	7,961,322	20,752,719	(22,172,418)

(8,452,714)	(12,609,796)	(2,349,581)	(3,115,247)	(4,029,538)	(6,609,911)
(2,251,755)	(3,129,208)	(1,598,990)	(1,920,004)	(1,311,389)	(1,920,654)
(71,680)	(90,507)	(1,211,764)	(1,204,530)	—	—
(8,908,117)	(11,390,023)	(636,334)	(759,894)	(2,115,509)	(2,774,072)

—	(118,647)	(1,684,942)	—	—	(59,390)
—	(53,009)	(1,380,773)	—	—	(23,815)
—	(1,043)	(1,030,003)	—	—	—
—	(98,848)	(636,984)	—	—	(23,765)

(19,684,266)	(27,491,081)	(10,529,371)	(6,999,675)	(7,456,436)	(11,411,607)

515,121,739	918,921,776	52,548,523	56,339,294	62,983,226	89,071,968
15,890,388	22,148,909	5,175,784	4,611,072	5,826,232	8,872,698
(868,952,225)	(1,377,311,394)	(61,194,764)	(82,538,038)	(131,269,989)	(277,554,762)

(337,940,098)	(436,240,709)	(3,470,457)	(21,587,672)	(62,460,531)	(179,610,096)

(348,106,890)	(468,155,061)	(15,503,635)	(20,626,025)	(49,164,248)	(213,194,121)

1,326,165,908	1,794,320,969	112,562,086	133,188,111	279,969,028	493,163,149

$978,059,018	$1,326,165,908	$97,058,451	$112,562,086	$230,804,780	$279,969,028

$(7,015)	$(6,426)	$—	$(1)	$—	$—

$—	$—	$—	$—	$18,778	$18,778

50,911,939	89,693,913	7,183,392	7,717,120	5,911,237	8,237,613
1,570,753	2,169,626	748,166	633,544	545,355	830,523
(85,908,693)	(134,808,715)	(8,437,417)	(11,338,353)	(12,319,056)	(26,212,459)

(33,426,001)	(42,945,176)	(505,859)	(2,987,689)	(5,862,464)	(17,144,323)

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	139

FINANCIAL INFORMATION

Statements of Changes in Net Assets (continued)	RS High Income Municipal Bond

	For the Year Ended 12/31/14	For the Year Ended 12/31/13

Operations
Net investment income	$4,582,300	$8,076,676
Net realized gain/(loss) from investments, futures contracts, swap contracts, written options and foreign currency transactions	692,586	(7,022,336)
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities in foreign currencies	8,308,884	(14,952,856)

Net Increase/(Decrease) in Net Assets Resulting from Operations	13,583,770	(13,898,516)

Distributions to Shareholders
Net investment income
Class A	(1,930,315)	(3,896,630)
Class C	(1,223,117)	(1,757,327)
Class K	—	—
Class Y	(1,424,565)	(2,426,719)
Net realized gain on investments
Class A	—	—
Class C	—	—
Class K	—	—
Class Y	—	—

Total Distributions	(4,577,997)	(8,080,676)

Capital Share Transactions
Proceeds from sales of shares	50,174,638	67,477,002
Reinvestment of distributions	3,855,895	6,835,230
Cost of shares redeemed	(60,007,112)	(214,565,062)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(5,976,579)	(140,252,830)

Net Increase/(Decrease) in Net Assets	3,029,194	(162,232,022)

Net Assets
Beginning of year	117,937,535	280,169,557

End of year	$120,966,729	$117,937,535

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(2,750)

Accumulated Undistributed Net Investment Income Included in Net Assets	$126,264	$—

Other Information:
Shares
Sold	4,758,659	6,222,069
Reinvested	366,206	642,355
Redeemed	(5,763,184)	(20,103,907)

Net Increase/(Decrease)	(638,319)	(13,239,483)

140	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Floating Rate		RS Strategic Income

For the Year Ended 12/31/14	For the Year Ended 12/31/13	For the Year Ended 12/31/14	For the Year Ended 12/31/13

$100,681,771	$105,212,437	$2,462,659	$3,194,608
1,500,796	11,165,721	756,390	353,630
(116,629,892)	4,504,240	(1,700,107)	(3,250,276)

(14,447,325)	120,882,398	1,518,942	297,962

(26,236,676)	(34,787,955)	(1,695,882)	(2,429,996)
(23,882,218)	(25,507,532)	(339,683)	(334,949)
(92,676)	(164,617)	(106,053)	(101,165)
(50,422,913)	(44,792,353)	(401,507)	(493,849)

—	—	(540,049)	(18,620)
—	—	(139,212)	(4,283)
—	—	(39,466)	(1,315)
—	—	(196,966)	(2,997)

(100,634,483)	(105,252,457)	(3,458,818)	(3,387,174)

1,034,431,466	2,014,741,715	33,177,286	32,342,276
75,872,578	79,404,482	1,760,088	3,274,818
(1,987,931,377)	(1,209,449,428)	(28,060,869)	(63,711,121)

(877,627,333)	884,696,769	6,876,505	(28,094,027)

(992,709,141)	900,326,710	4,936,629	(31,183,239)

2,843,592,207	1,943,265,497	78,523,321	109,706,560

$1,850,883,066	$2,843,592,207	$83,459,950	$78,523,321

$(40,029)	$(44,066)	$(173,511)	$(42,863)

$—	$—	$—	$—

100,422,129	195,273,740	3,192,598	3,072,550
7,404,349	7,704,050	170,766	314,001
(194,491,056)	(117,276,207)	(2,699,795)	(6,096,868)

(86,664,578)	85,701,583	663,569	(2,710,317)

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	141

FINANCIAL INFORMATION

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Investment Quality Bond Fund
Class A
Year Ended 12/31/14	$10.01	$0.30	$0.26	$0.56	$(0.30)	$(0.11)
Year Ended 12/31/13	10.50	0.28	(0.45)	(0.17)	(0.28)	(0.04)
Year Ended 12/31/12	10.34	0.28	0.32	0.60	(0.28)	(0.16)
Year Ended 12/31/11	10.12	0.35	0.33	0.68	(0.35)	(0.11)
Year Ended 12/31/10	9.89	0.38	0.36	0.74	(0.38)	(0.13)

Class C
Year Ended 12/31/14	$10.01	$0.22	$0.26	$0.48	$(0.22)	$(0.11)
Year Ended 12/31/13	10.50	0.20	(0.45)	(0.25)	(0.20)	(0.04)
Year Ended 12/31/12	10.34	0.20	0.32	0.52	(0.20)	(0.16)
Year Ended 12/31/11	10.11	0.28	0.34	0.62	(0.28)	(0.11)
Year Ended 12/31/10	9.89	0.30	0.35	0.65	(0.30)	(0.13)

Class K
Year Ended 12/31/14	$10.02	$0.26	$0.27	$0.53	$(0.26)	$(0.11)
Year Ended 12/31/13	10.51	0.24	(0.45)	(0.21)	(0.24)	(0.04)
Year Ended 12/31/12	10.36	0.23	0.31	0.54	(0.23)	(0.16)
Year Ended 12/31/11	10.13	0.31	0.34	0.65	(0.31)	(0.11)
Year Ended 12/31/10	9.90	0.34	0.36	0.70	(0.34)	(0.13)

Class Y
Year Ended 12/31/14	$10.02	$0.33	$0.26	$0.59	$(0.33)	$(0.11)
Year Ended 12/31/13	10.50	0.30	(0.44)	(0.14)	(0.30)	(0.04)
Year Ended 12/31/12	10.35	0.30	0.31	0.61	(0.30)	(0.16)
Year Ended 12/31/11	10.12	0.37	0.34	0.71	(0.37)	(0.11)
Year Ended 12/31/10	9.89	0.40	0.36	0.76	(0.40)	(0.13)

See notes to Financial Highlights on page 153.

142	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.41)	$10.16	5.67%	$73,618	0.88%	1.05%	2.98%	2.81%	51%
(0.32)	10.01	(1.64)%	80,139	0.85%	1.01%	2.70%	2.54%	201%
(0.44)	10.50	5.85%	129,706	0.85%	0.99%	2.62%	2.48%	154%
(0.46)	10.34	6.87%	115,632	0.85%	0.98%	3.46%	3.33%	113%
(0.51)	10.12	7.55%	135,370	0.85%	1.04%	3.69%	3.50%	129%

$(0.33)	$10.16	4.81%	$15,377	1.71%	1.88%	2.16%	1.99%	51%
(0.24)	10.01	(2.37)%	12,057	1.60%	1.81%	1.92%	1.71%	201%
(0.36)	10.50	5.06%	27,040	1.60%	1.79%	1.83%	1.64%	154%
(0.39)	10.34	6.17%	15,482	1.60%	1.84%	2.60%	2.36%	113%
(0.43)	10.11	6.64%	7,270	1.60%	1.80%	2.97%	2.77%	129%

$(0.37)	$10.18	5.36%	$7,821	1.28%	1.46%	2.57%	2.39%	51%
(0.28)	10.02	(2.02)%	7,287	1.25%	1.41%	2.32%	2.16%	201%
(0.39)	10.51	5.33%	9,291	1.25%	1.44%	2.23%	2.04%	154%
(0.42)	10.36	6.55%	10,471	1.25%	1.50%	3.04%	2.79%	113%
(0.47)	10.13	7.12%	10,104	1.25%	1.50%	3.34%	3.09%	129%

$(0.44)	$10.17	5.91%	$33,519	0.66%	0.78%	3.20%	3.08%	51%
(0.34)	10.02	(1.35)%	34,568	0.66%	0.72%	2.89%	2.83%	201%
(0.46)	10.50	5.95%	58,511	0.66%	0.74%	2.80%	2.72%	154%
(0.48)	10.35	7.18%	51,026	0.66%	0.68%	3.39%	3.37%	113%
(0.53)	10.12	7.75%	1,849	0.66%	0.76%	3.85%	3.75%	129%
See notes to Financial Highlights on page 153.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	143

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Low Duration Bond Fund
Class A
Year Ended 12/31/14	$10.13	$0.18	$(0.10)	$0.08	$(0.18)	$—
Year Ended 12/31/13	10.32	0.18	(0.19)	(0.01)	(0.18)	— [3]
Year Ended 12/31/12	10.21	0.20	0.11	0.31	(0.20)	— [3]
Year Ended 12/31/11	10.28	0.24	(0.06)	0.18	(0.24)	(0.01)
Year Ended 12/31/10	10.17	0.28	0.14	0.42	(0.28)	(0.03)

Class C
Year Ended 12/31/14	$10.13	$0.10	$(0.10)	$0.00	$(0.10)	$—
Year Ended 12/31/13	10.32	0.10	(0.19)	(0.09)	(0.10)	— [3]
Year Ended 12/31/12	10.21	0.12	0.11	0.23	(0.12)	— [3]
Year Ended 12/31/11	10.28	0.16	(0.06)	0.10	(0.16)	(0.01)
Year Ended 12/31/10	10.17	0.21	0.14	0.35	(0.21)	(0.03)

Class K
Year Ended 12/31/14	$10.13	$0.13	$(0.10)	$0.03	$(0.13)	$—
Year Ended 12/31/13	10.32	0.14	(0.19)	(0.05)	(0.14)	— [3]
Year Ended 12/31/12	10.21	0.15	0.11	0.26	(0.15)	— [3]
Year Ended 12/31/11	10.28	0.20	(0.06)	0.14	(0.20)	(0.01)
Year Ended 12/31/10	10.17	0.24	0.14	0.38	(0.24)	(0.03)

Class Y
Year Ended 12/31/14	$10.13	$0.20	$(0.10)	$0.10	$(0.20)	$—
Year Ended 12/31/13	10.32	0.20	(0.19)	0.01	(0.20)	— [3]
Year Ended 12/31/12	10.21	0.22	0.11	0.33	(0.22)	— [3]
Year Ended 12/31/11	10.28	0.26	(0.06)	0.20	(0.26)	(0.01)
Year Ended 12/31/10	10.17	0.30	0.14	0.44	(0.30)	(0.03)

RS High Yield Fund
Class A
Year Ended 12/31/14	$7.31	$0.41	$(0.47)	$(0.06)	$(0.41)	$(0.32)
Year Ended 12/31/13	7.25	0.43	0.07	0.50	(0.44)	—
Year Ended 12/31/12	6.75	0.45	0.50	0.95	(0.45)	—
Year Ended 12/31/11	6.93	0.49	(0.18)	0.31	(0.49)	—
Year Ended 12/31/10	6.59	0.52	0.34	0.86	(0.52)	—

See notes to Financial Highlights on page 153.

144	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.18)	$10.03	0.74%		$373,706	0.90%	0.90%	1.75%	1.75%	38%
(0.18)	10.13	(0.07)%		580,942	0.83%	0.84%	1.76%	1.75%	74%
(0.20)	10.32	3.06%		818,462	0.80%	0.84%	1.88%	1.84%	64%
(0.25)	10.21	1.68%		665,196	0.80%	0.86%	2.26%	2.20%	76%
(0.31)	10.28	4.15%		408,167	0.80%	0.93%	2.68%	2.55%	121%

$(0.10)	$10.03	0.00%	[4]	$191,970	1.64%	1.64%	1.00%	1.00%	38%
(0.10)	10.13	(0.85)%		268,237	1.61%	1.63%	0.98%	0.96%	74%
(0.12)	10.32	2.29%		334,753	1.55%	1.62%	1.12%	1.05%	64%
(0.17)	10.21	0.93%		236,987	1.55%	1.61%	1.52%	1.46%	76%
(0.24)	10.28	3.38%		144,393	1.55%	1.67%	1.92%	1.80%	121%

$(0.13)	$10.03	0.31%		$5,001	1.33%	1.33%	1.31%	1.31%	38%
(0.14)	10.13	(0.50)%		5,894	1.26%	1.30%	1.34%	1.30%	74%
(0.15)	10.32	2.65%		7,238	1.20%	1.33%	1.46%	1.33%	64%
(0.21)	10.21	1.28%		5,551	1.20%	1.36%	1.88%	1.72%	76%
(0.27)	10.28	3.75%		4,139	1.20%	1.41%	2.32%	2.11%	121%

$(0.20)	$10.03	1.04%		$407,382	0.61%	0.61%	2.02%	2.02%	38%
(0.20)	10.13	0.15%		471,093	0.61%	0.61%	1.98%	1.98%	74%
(0.22)	10.32	3.27%		633,868	0.61%	0.61%	2.03%	2.03%	64%
(0.27)	10.21	1.89%		312,680	0.60%	0.60%	2.43%	2.43%	76%
(0.33)	10.28	4.36%		104,784	0.62%	0.62%	2.83%	2.83%	121%

$(0.73)	$6.52	(1.01)%		$34,339	0.98%	1.16%	5.52%	5.34%	221%
(0.44)	7.31	7.05%		42,329	0.95%	1.11%	5.72%	5.56%	96%
(0.45)	7.25	14.43%		64,916	0.92%	1.12%	6.36%	6.16%	103%
(0.49)	6.75	4.56%		68,517	0.85%	1.11%	7.10%	6.84%	101%
(0.52)	6.93	13.54%		72,025	0.85%	1.14%	7.67%	7.38%	108%

See notes to Financial Highlights on page 153.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	145

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS High Yield Fund — (continued)
Class C
Year Ended 12/31/14	$7.32	$0.36	$(0.47)	$(0.11)	$(0.36)	$(0.32)
Year Ended 12/31/13	7.25	0.36	0.07	0.43	(0.36)	—
Year Ended 12/31/12	6.74	0.39	0.51	0.90	(0.39)	—
Year Ended 12/31/11	6.93	0.44	(0.19)	0.25	(0.44)	—
Year Ended 12/31/10	6.58	0.47	0.35	0.82	(0.47)	—

Class K
Year Ended 12/31/14	$7.33	$0.38	$(0.47)	$(0.09)	$(0.38)	$(0.32)
Year Ended 12/31/13	7.25	0.39	0.08	0.47	(0.39)	—
Year Ended 12/31/12	6.75	0.42	0.50	0.92	(0.42)	—
Year Ended 12/31/11	6.93	0.46	(0.18)	0.28	(0.46)	—
Year Ended 12/31/10	6.59	0.49	0.34	0.83	(0.49)	—

Class Y
Year Ended 12/31/14	$7.27	$0.44	$(0.48)	$(0.04)	$(0.42)	$(0.32)
Year Ended 12/31/13	7.24	0.43	0.07	0.50	(0.47)	—
Year Ended 12/31/12	6.74	0.46	0.50	0.96	(0.46)	—
Year Ended 12/31/11	6.92	0.50	(0.18)	0.32	(0.50)	—
Year Ended 12/31/10	6.58	0.53	0.34	0.87	(0.53)	—

RS Tax-Exempt Fund
Class A
Year Ended 12/31/14	$10.30	$0.33	$0.53	$0.86	$(0.33)	$—
Year Ended 12/31/13	11.13	0.31	(0.83)	(0.52)	(0.31)	— [3]
Year Ended 12/31/12	10.69	0.32	0.44	0.76	(0.32)	—
Year Ended 12/31/11	9.95	0.34	0.74	1.08	(0.34)	—
Year Ended 12/31/10	10.19	0.37	(0.24)	0.13	(0.37)	—

Class C
Year Ended 12/31/14	$10.30	$0.24	$0.52	$0.76	$(0.24)	$—
Year Ended 12/31/13	11.12	0.23	(0.82)	(0.59)	(0.23)	— [3]
Year Ended 12/31/12	10.69	0.23	0.43	0.66	(0.23)	—
Year Ended 12/31/11	9.95	0.26	0.74	1.00	(0.26)	—
Year Ended 12/31/10	10.18	0.29	(0.23)	0.06	(0.29)	—

See notes to Financial Highlights on page 153.

146	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.68)	$6.53	(1.70)%	$27,780	1.70%	1.90%	4.85%	4.65%	221%
(0.36)	7.32	6.10%	37,733	1.70%	1.87%	4.97%	4.80%	96%
(0.39)	7.25	13.75%	34,998	1.67%	1.88%	5.60%	5.39%	103%
(0.44)	6.74	3.62%	27,882	1.60%	1.88%	6.34%	6.06%	101%
(0.47)	6.93	12.88%	25,102	1.60%	1.92%	6.92%	6.60%	108%

$(0.70)	$6.54	(1.35)%	$21,109	1.35%	1.52%	5.20%	5.03%	221%
(0.39)	7.33	6.62%	23,036	1.35%	1.49%	5.32%	5.18%	96%
(0.42)	7.25	13.98%	22,003	1.32%	1.52%	5.96%	5.76%	103%
(0.46)	6.75	4.15%	18,961	1.25%	1.54%	6.71%	6.42%	101%
(0.49)	6.93	13.09%	18,710	1.25%	1.58%	7.29%	6.96%	108%

$(0.74)	$6.49	(0.63)%	$13,830	0.76%	0.90%	5.90%	5.76%	221%
(0.47)	7.27	7.14%	9,464	0.76%	0.85%	5.88%	5.79%	96%
(0.46)	7.24	14.66%	11,271	0.73%	0.91%	6.52%	6.34%	103%
(0.50)	6.74	4.75%	7,418	0.66%	0.88%	7.30%	7.08%	101%
(0.53)	6.92	13.77%	4,678	0.66%	0.88%	7.89%	7.67%	108%

$(0.33)	$10.83	8.39%	$102,716	0.80%	0.96%	3.05%	2.89%	14%
(0.31)	10.30	(4.67)%	152,992	0.80%	0.93%	2.92%	2.79%	26%
(0.32)	11.13	7.19%	275,881	0.80%	0.91%	2.91%	2.80%	15%
(0.34)	10.69	11.11%	258,848	0.80%	0.90%	3.33%	3.23%	17%
(0.37)	9.95	1.21%	161,531	0.82%	0.96%	3.58%	3.44%	22%

$(0.24)	$10.82	7.44%	$53,042	1.60%	1.72%	2.26%	2.14%	14%
(0.23)	10.30	(5.35)%	64,061	1.60%	1.69%	2.12%	2.03%	26%
(0.23)	11.12	6.24%	107,073	1.60%	1.69%	2.10%	2.01%	15%
(0.26)	10.69	10.22%	79,106	1.60%	1.67%	2.55%	2.48%	17%
(0.29)	9.95	0.52%	62,692	1.60%	1.72%	2.78%	2.66%	22%

See notes to Financial Highlights on page 153.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	147

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Tax-Exempt Fund — (continued)
Class Y
Year Ended 12/31/14	$10.29	$0.34	$0.53	$0.87	$(0.34)	$—
Year Ended 12/31/13	11.12	0.33	(0.83)	(0.50)	(0.33)	— [3]
Year Ended 12/31/12	10.68	0.34	0.44	0.78	(0.34)	—
Year Ended 12/31/11	9.95	0.36	0.73	1.09	(0.36)	—
Year Ended 12/31/10	10.18	0.39	(0.23)	0.16	(0.39)	—

RS High Income Municipal Bond Fund
Class A
Year Ended 12/31/14	$10.00	$0.45	$0.84	$1.29	$(0.45)	$—
Year Ended 12/31/13	11.19	0.45	(1.19)	(0.74)	(0.45)	—
Year Ended 12/31/12	10.55	0.44	0.64	1.08	(0.44)	—
Year Ended 12/31/11	9.95	0.52	0.60	1.12	(0.52)	—
Year Ended 12/31/10	10.07	0.59	(0.11)	0.48	(0.59)	(0.01)

Class C
Year Ended 12/31/14	$10.00	$0.37	$0.84	$1.21	$(0.37)	$—
Year Ended 12/31/13	11.19	0.37	(1.19)	(0.82)	(0.37)	—
Year Ended 12/31/12	10.55	0.35	0.64	0.99	(0.35)	—
Year Ended 12/31/11	9.95	0.46	0.60	1.06	(0.46)	—
Year Ended 12/31/10	10.07	0.57	(0.11)	0.46	(0.57)	(0.01)

Class Y
Year Ended 12/31/14	$10.00	$0.47	$0.84	$1.31	$(0.47)	$—
Year Ended 12/31/13	11.19	0.47	(1.19)	(0.72)	(0.47)	—
Year Ended 12/31/12	10.55	0.46	0.64	1.10	(0.46)	—
Year Ended 12/31/11	9.95	0.54	0.60	1.14	(0.54)	—
Year Ended 12/31/10	10.07	0.59	(0.11)	0.48	(0.59)	(0.01)

RS Floating Rate Fund
Class A
Year Ended 12/31/14	$10.34	$0.42	$(0.52)	$(0.10)	$(0.42)	$—
Year Ended 12/31/13	10.27	0.44	0.07	0.51	(0.44)	—
Year Ended 12/31/12	9.85	0.54	0.42	0.96	(0.54)	—
Year Ended 12/31/11	10.30	0.54	(0.44)	0.10	(0.54)	(0.01)
Year Ended 12/31/10	10.03	0.52	0.30	0.82	(0.52)	(0.03)

See notes to Financial Highlights on page 153.

148	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.34)	$10.82	8.53%	$75,047	0.69%	0.69%	3.18%	3.18%	14%
(0.33)	10.29	(4.57)%	62,916	0.69%	0.69%	3.03%	3.03%	26%
(0.34)	11.12	7.34%	110,209	0.67%	0.67%	3.03%	3.03%	15%
(0.36)	10.68	11.14%	75,837	0.68%	0.68%	3.42%	3.42%	17%
(0.39)	9.95	1.47%	41,376	0.67%	0.67%	3.71%	3.71%	22%

$(0.45)	$10.84	13.09%	$50,341	0.78%	1.02%	4.26%	4.02%	25%
(0.45)	10.00	(6.74)%	54,603	0.73%	0.95%	4.17%	3.95%	19%
(0.44)	11.19	10.32%	137,734	0.68%	0.92%	3.89%	3.65%	17%
(0.52)	10.55	11.68%	99,686	0.51%	0.96%	5.11%	4.66%	20%
(0.60)	9.95	4.74%	72,924	0.12%	1.20%	5.64%	4.56%	41%

$(0.37)	$10.84	12.22%	$35,996	1.55%	1.77%	3.50%	3.28%	25%
(0.37)	10.00	(7.47)%	36,049	1.52%	1.73%	3.40%	3.19%	19%
(0.35)	11.19	9.46%	68,925	1.48%	1.72%	3.08%	2.84%	17%
(0.46)	10.55	10.94%	34,428	1.21%	1.74%	4.41%	3.88%	20%
(0.58)	9.95	4.55%	20,104	0.34%	1.94%	5.36%	3.76%	41%

$(0.47)	$10.84	13.37%	$34,630	0.54%	0.73%	4.49%	4.30%	25%
(0.47)	10.00	(6.54)%	27,286	0.50%	0.71%	4.39%	4.18%	19%
(0.46)	11.19	10.59%	73,511	0.44%	0.68%	4.11%	3.88%	17%
(0.54)	10.55	11.89%	36,526	0.30%	0.67%	5.25%	4.88%	20%
(0.60)	9.95	4.76%	10,731	0.10%	0.87%	5.66%	4.89%	41%

$(0.42)	$9.82	(1.09)%	$335,081	0.99%	1.08%	4.02%	3.93%	39%
(0.44)	10.34	5.10%	854,291	0.94%	1.06%	4.29%	4.17%	30%
(0.54)	10.27	9.96%	771,638	0.79%	1.05%	5.27%	5.01%	52%
(0.55)	9.85	1.02%	458,208	0.50%	1.07%	5.33%	4.76%	87%
(0.55)	10.30	8.37%	373,238	0.07%	1.24%	5.22%	4.05%	64%

See notes to Financial Highlights on page 153.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	149

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Floating Rate Fund — (continued)
Class C
Year Ended 12/31/14	$10.34	$0.34	$(0.51)	$(0.17)	$(0.34)	$—
Year Ended 12/31/13	10.27	0.36	0.07	0.43	(0.36)	—
Year Ended 12/31/12	9.86	0.46	0.41	0.87	(0.46)	—
Year Ended 12/31/11	10.31	0.48	(0.44)	0.04	(0.48)	(0.01)
Year Ended 12/31/10	10.04	0.51	0.30	0.81	(0.51)	(0.03)

Class K
Year Ended 12/31/14	$10.34	$0.36	$(0.51)	$(0.15)	$(0.36)	$—
Year Ended 12/31/13	10.26	0.40	0.08	0.48	(0.40)	—
Year Ended 12/31/12	9.85	0.49	0.41	0.90	(0.49)	—
Year Ended 12/31/11	10.31	0.50	(0.45)	0.05	(0.50)	(0.01)
Year Ended 12/31/10	10.04	0.52	0.30	0.82	(0.52)	(0.03)

Class Y
Year Ended 12/31/14	$10.34	$0.44	$(0.51)	$(0.07)	$(0.44)	$—
Year Ended 12/31/13	10.27	0.47	0.07	0.54	(0.47)	—
Year Ended 12/31/12	9.86	0.56	0.41	0.97	(0.56)	—
Year Ended 12/31/11	10.30	0.56	(0.43)	0.13	(0.56)	(0.01)
Year Ended 12/31/10	10.04	0.52	0.29	0.81	(0.52)	(0.03)

RS Strategic Income Fund
Class A
Year Ended 12/31/14	$10.33	$0.31	$(0.10)	$0.21	$(0.33)	$(0.11)
Year Ended 12/31/13	10.64	0.35	(0.28)	0.07	(0.38)	— [3]
Year Ended 12/31/12	10.29	0.40	0.48	0.88	(0.40)	(0.13)
Year Ended 12/31/11	10.30	0.49	0.08	0.57	(0.52)	(0.06)
Year Ended 12/31/10	9.96	0.53	0.35	0.88	(0.53)	(0.01)

Class C
Year Ended 12/31/14	$10.38	$0.24	$(0.11)	$0.13	$(0.25)	$(0.11)
Year Ended 12/31/13	10.66	0.27	(0.28)	(0.01)	(0.27)	— [3]
Year Ended 12/31/12	10.31	0.30	0.49	0.79	(0.31)	(0.13)
Year Ended 12/31/11	10.30	0.41	0.09	0.50	(0.43)	(0.06)
Year Ended 12/31/10	9.96	0.53	0.34	0.87	(0.52)	(0.01)

See notes to Financial Highlights on page 153.

150	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.34)	$9.83	(1.76)%	$585,818	1.79%	1.85%	3.28%	3.22%	39%
(0.36)	10.34	4.27%	800,072	1.73%	1.85%	3.48%	3.36%	30%
(0.46)	10.27	8.98%	599,026	1.58%	1.84%	4.50%	4.24%	52%
(0.49)	9.86	0.38%	407,389	1.20%	1.82%	4.72%	4.10%	87%
(0.54)	10.31	8.25%	159,695	0.24%	2.02%	5.12%	3.34%	64%

$(0.36)	$9.83	(1.50)%	$2,340	1.55%	1.58%	3.52%	3.49%	39%
(0.40)	10.34	4.72%	2,773	1.38%	1.50%	3.85%	3.73%	30%
(0.49)	10.26	9.31%	4,285	1.26%	1.52%	4.82%	4.56%	52%
(0.51)	9.85	0.52%	3,627	0.90%	1.57%	4.96%	4.29%	87%
(0.55)	10.31	8.33%	2,918	0.08%	1.62%	5.13%	3.59%	64%

$(0.44)	$9.83	(0.75)%	$927,644	0.77%	0.82%	4.31%	4.26%	39%
(0.47)	10.34	5.34%	1,186,456	0.72%	0.83%	4.47%	4.36%	30%
(0.56)	10.27	10.08%	568,316	0.60%	0.86%	5.46%	5.20%	52%
(0.57)	9.86	1.30%	283,393	0.31%	0.82%	5.54%	5.03%	87%
(0.55)	10.30	8.28%	120,289	0.08%	1.00%	5.30%	4.38%	64%

$(0.44)	$10.10	2.03%	$48,790	0.92%	1.14%	3.08%	2.86%	87%
(0.38)	10.33	0.71%	53,615	0.81%	1.18%	3.40%	3.03%	133%
(0.53)	10.64	8.67%	84,372	0.72%	1.16%	3.74%	3.30%	157%
(0.58)	10.29	5.66%	66,131	0.50%	1.18%	4.73%	4.05%	79%
(0.54)	10.30	8.93%	52,362	0.12%	1.41%	5.14%	3.85%	51%

$(0.36)	$10.15	1.23%	$12,974	1.70%	1.96%	2.29%	2.03%	87%
(0.27)	10.38	(0.03)%	12,691	1.64%	1.99%	2.58%	2.23%	133%
(0.44)	10.66	7.78%	13,106	1.54%	1.97%	2.91%	2.48%	157%
(0.49)	10.31	4.94%	9,193	1.20%	2.01%	4.02%	3.21%	79%
(0.53)	10.30	8.89%	4,873	0.12%	2.19%	5.14%	3.07%	51%

See notes to Financial Highlights on page 153.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	151

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Strategic Income Fund — (continued)
Class K
Year Ended 12/31/14	$10.38	$0.28	$(0.10)	$0.18	$(0.29)	$(0.11)
Year Ended 12/31/13	10.67	0.30	(0.28)	0.02	(0.31)	— [3]
Year Ended 12/31/12	10.32	0.34	0.49	0.83	(0.35)	(0.13)
Year Ended 12/31/11	10.30	0.45	0.08	0.53	(0.45)	(0.06)
Year Ended 12/31/10	9.96	0.53	0.35	0.88	(0.53)	(0.01)

Class Y
Year Ended 12/31/14	$10.27	$0.36	$(0.12)	$0.24	$(0.35)	$(0.11)
Year Ended 12/31/13	10.62	0.38	(0.29)	0.09	(0.44)	— [3]
Year Ended 12/31/12	10.27	0.42	0.48	0.90	(0.42)	(0.13)
Year Ended 12/31/11	10.30	0.51	0.07	0.58	(0.55)	(0.06)
Year Ended 12/31/10	9.96	0.54	0.34	0.88	(0.53)	(0.01)

152	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.40)	$10.16	1.72%	$3,661	1.31%	1.57%	2.69%	2.43%	87%
(0.31)	10.38	0.27%	3,806	1.25%	1.59%	2.97%	2.63%	133%
(0.48)	10.67	8.17%	3,085	1.16%	1.60%	3.32%	2.88%	157%
(0.51)	10.32	5.31%	2,595	0.83%	1.65%	4.41%	3.59%	79%
(0.54)	10.30	8.93%	2,298	0.12%	1.78%	5.15%	3.49%	51%

$(0.46)	$10.05	2.34%	$18,035	0.71%	0.87%	3.28%	3.12%	87%
(0.44)	10.27	0.88%	8,411	0.57%	0.91%	3.62%	3.28%	133%
(0.55)	10.62	8.93%	9,143	0.50%	0.90%	3.91%	3.51%	157%
(0.61)	10.27	5.82%	4,776	0.29%	0.93%	4.99%	4.35%	79%
(0.54)	10.30	8.95%	6,972	0.10%	1.07%	5.14%	4.17%	51%

Distributions reflect actual per–share amounts distributed for the period.

[1]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations, and exclude the effect of custody credits, if applicable.

[3]	Rounds to $0.00 per share.

[4]	Rounds to 0.00%.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	153

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2014

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to seven series offered by the Trust: RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Income Municipal Bond Fund, RS Floating Rate Fund and RS Strategic Income Fund (each a “Fund,” collectively the “Funds”). All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Floating Rate Fund and RS Strategic Income Fund offer Class A, C, K and Y shares. RS Tax-Exempt Fund and RS High Income Municipal Bond Fund offer Class A, C and Y shares. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge.

Note 1 Significant Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Funds are responsible for the valuation of portfolio securities. The valuations of debt securities, with more than 60 days to maturity for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the

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mean between the closing bid and ask prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Short-term investments with initial maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (see Note 5e). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service or independent broker-dealer does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees.

In accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and

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provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2014, the Funds had no securities classified as Level 3.

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2014, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, loans, state, municipal and provincial obligations, certain foreign equity securities and commercial paper and other short-term securities valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange-traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

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b. Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2014, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2014, the Funds did not incur any such interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2011 and by state authorities for tax years before 2010.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When a forward contract is closed, a Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Futures Contracts The Funds may enter into financial futures contracts. In entering into such contracts, the Funds are required to deposit with the counterparty, either in

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cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Funds, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Funds. Daily changes in variation margin are recognized as unrealized gains or losses by the Funds. The Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

g. Credit Derivatives The Funds may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Funds may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust a Funds’ asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Funds may enter into credit default swap agreements either as a buyer or seller. The Funds may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Funds may sell a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Funds bear the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Funds may also enter into cleared swaps.

In entering into swap contracts, the Funds are required to deposit with the broker, either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Funds each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Funds. Daily changes in variation margin are recognized as unrealized gains or losses by the Funds. The Funds may not achieve the anticipated benefits of the swap contracts and may realize a loss.

For the year ended December 31, 2014, the following Funds entered into credit default swaps primarily for the strategy listed below:

Fund	Strategy
RS Investment Quality Bond Fund	Asset allocation and risk exposure management
RS Strategic Income Fund	Asset allocation and risk exposure management

There were no credit default swaps held as of December 31, 2014.

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h. Options Transactions The Funds can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. In writing options, the Funds are required to deposit with the broker, either in cash or securities, an amount equal to a percentage of the value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from its current market value.

i. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses, and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets attributable to each class at the beginning of the day.

j. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

k. Distributions to Shareholders Distributions of net investment income are declared and accrued daily and each Fund intends to distribute substantially all net investment income, as determined on a federal tax basis if any, monthly. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

l. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”).

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Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Investment Quality Bond Fund	0.50%
RS Low Duration Bond Fund	0.45%
RS High Yield Fund	0.60%
RS Tax-Exempt Fund	0.50%
RS High Income Municipal Bond Fund	0.50%
RS Floating Rate Fund	0.65%
RS Strategic Income Fund	0.60%

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Funds, subject to the oversight of the Board of Trustees of the Trust and RS Investments. Sub-investment advisory fees are paid by RS Investments to GIS and do not represent separate or additional expense to the Funds.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect from May 1, 2014, through April 30, 2015, to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to the following rates:

Fund	Expense Limitation
	Class A	Class C	Class K	Class Y
RS Investment Quality Bond Fund	0.90%	1.77%	1.30%	0.66%
RS High Yield Fund	1.00%	1.70%	1.35%	0.76%
RS Tax-Exempt Fund	0.80%	1.60%	N/A	0.69%
RS High Income Municipal Bond Fund	0.80%	1.57%	N/A	0.57%
RS Floating Rate Fund	1.00%	1.80%	1.56%	0.78%
RS Strategic Income Fund	0.95%	1.74%	1.34%	0.74%

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The expense limitations in effect for RS Investment Quality Bond Fund, RS High Yield Fund and RS Tax-Exempt Fund from January 1, 2014, through April 30, 2014, were at the following rates:

Fund	Expense Limitation
	Class A	Class C	Class K	Class Y
RS Investment Quality Bond Fund	0.85%	1.60%	1.25%	0.66%
RS High Yield Fund	0.95%	1.70%	1.35%	0.76%
RS Tax-Exempt Fund	0.80%	1.60%	N/A	0.69%

Expense limitations were imposed pursuant to a written agreement between RS Investments and the Trust in effect from January 1, 2014, through April 30, 2014, to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) for Class A shares to the rates shown in the table below and to limit the total annual fund operating expenses of each of the other classes of the Fund so that each of those classes benefits from a level of fee waiver and/or expense reimbursement (as expressed in basis points) that is the same as the level of fee waiver and/or expense reimbursement for Class A shares during the period.

Fund	Expense Limitation
RS High Income Municipal Bond Fund, Class A	0.75%
RS Floating Rate Fund, Class A	0.98%
RS Strategic Income Fund, Class A	0.85%

To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive fees that would otherwise be paid by the Funds or may reimburse expenses incurred by the Funds.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees RS Funds Distributor LLC (“RSFD”), a wholly owned subsidiary of RS Investments, serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with RSFD for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, RSFD is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. Prior to June 1,

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2014, GIS served as the principal underwriter for shares of the Funds. For the year ended December 31, 2014, RSFD and GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees Received by RSFD	Distribution Fees Received by GIS
RS Investment Quality Bond Fund	Class A	0.25%	$103,432	$75,210
	Class C	1.00%	61,457	45,730
	Class K	0.65%	28,224	19,268
	Class Y	0.00%	—	—
RS Low Duration Bond Fund	Class A	0.25%	$642,775	$565,117
	Class C	1.00%	1,230,875	1,017,991
	Class K	0.65%	20,243	15,291
	Class Y	0.00%	—	—
RS High Yield Fund	Class A	0.25%	$60,927	$45,487
	Class C	1.00%	190,912	138,866
	Class K	0.65%	88,254	63,251
	Class Y	0.00%	—	—
RS Tax-Exempt Fund	Class A	0.25%	$176,283	$154,062
	Class C	1.00%	324,005	256,373
	Class Y	0.00%	—	—
RS High Income Municipal Bond Fund	Class A	0.25%	$66,070	$47,312
	Class C	1.00%	204,921	145,954
	Class Y	0.00%	—	—
RS Floating Rate Fund	Class A	0.25%	$745,304	$885,175
	Class C	1.00%	4,044,100	3,253,275
	Class K	0.65%	9,582	7,466
	Class Y	0.00%	—	—
RS Strategic Income Fund	Class A	0.25%	$76,886	$56,665
	Class C	1.00%	78,604	64,806
	Class K	0.65%	14,613	10,289
	Class Y	0.00%	—	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts, which expenses are allocable to RSFD. RS Investments compensates RSFD for its services in connection with the promotion of Fund shares and reimburses RSFD for its expenses, including payments made by RSFD to third parties in respect of the promotion of Fund shares in excess of amounts received by RSFD under the distribution plan. In addition to payments under the distribution plan, the Funds reimburse RSFD for payments RSFD makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations as “Transfer agent fees.”

Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2014, PAS informed the Trust it received $1,857,956 directly or indirectly from RSFD and GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

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For the year ended December 31, 2014, aggregate front-end sales charges for the sale of Class A shares paid to RSFD and GIS were as follows:

Fund	Sales Charges Received by RSFD	Sales Charges Received by GIS
RS Investment Quality Bond Fund	$2,539	$1,895
RS Low Duration Bond Fund	7,070	8,028
RS High Yield Fund	2,670	3,582
RS Tax-Exempt Fund	3,287	1,297
RS High Income Municipal Bond Fund	8,279	3,021
RS Floating Rate Fund	13,977	22,212
RS Strategic Income Fund	2,158	2,388

RSFD and GIS are entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. Prior to June 1, 2014, GIS was entitled to retain any CDSL. For the year ended December 31, 2014, RSFD and GIS received CDSL charges as follows:

Fund	CDSL Received by RSFD	CDSL Received by GIS
RS Investment Quality Bond Fund	$481	$7,768
RS Low Duration Bond Fund	42,839	89,016
RS High Yield Fund	734	1,664
RS Tax-Exempt Fund	444	2,425
RS High Income Municipal Bond Fund	3,175	1,673
RS Floating Rate Fund	93,888	142,905
RS Strategic Income Fund	473	3,367

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2014, and December 31, 2013, was as follows:

	Tax-Exempt		Ordinary Income		Long-Term Capital Gains
Fund	2014	2013	2014	2013	2014	2013
RS Investment Quality Bond Fund	$—	$—	$4,082,468	$4,737,557	$918,835	$514,824
RS Low Duration Bond Fund	—	—	19,684,266	27,491,081	—	—
RS High Yield Fund	—	—	5,796,669	6,999,675	4,732,702	—
RS Tax-Exempt Fund	7,451,997	11,295,671	4,439	9,044	—	106,892
RS High Income Municipal Bond Fund	4,564,350	7,940,395	13,647	140,281	—	—
RS Floating Rate Fund	—	—	100,634,483	105,252,457	—	—
RS Strategic Income Fund	—	—	2,789,182	3,359,959	669,636	27,215

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Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2014, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
RS High Yield Fund	$(1,742,432)	$1	$1,742,431
RS High Income Municipal Bond Fund	—	124,711	(124,711)
RS Floating Rate Fund	(4,874)	(43,251)	48,125
RS Strategic Income Fund	—	(50,182)	50,182

See the chart below for the tax basis of distributable earnings as of December 31, 2014.

Fund	Tax-Exempt	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS Investment Quality Bond Fund	$—	$577,436	$72,533
RS Low Duration Bond Fund	—	263,616	—
RS Tax-Exempt Fund	18,778	—	—
RS High Income Municipal Bond Fund	165,956	—	—
RS Strategic Income Fund	—	50,539	—

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2014, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS High Yield Fund	$1,998,611
RS Tax-Exempt Fund	3,370,054
RS High Income Municipal Bond Fund	570,235
RS Floating Rate Fund	6,906,570

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See the chart below for capital loss carryovers available to the Funds at December 31, 2014.

Fund	No Expiration*
RS Low Duration Bond Fund	$18,658,257
RS Tax-Exempt Fund	2,766,331
RS High Income Municipal Bond Fund	7,597,579
RS Floating Rate Fund	15,795,339
*	For tax years beginning 2011, revisions to capital loss carryforward rules allow for capital losses to be carried forward to one or more subsequent taxable years without expiration.

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2014, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Low Duration Bond Fund	$35,362
RS High Yield Fund	429,228
RS High Income Municipal Bond Fund	2,360
RS Floating Rate Fund	5,507,980
RS Strategic Income Fund	257,754

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2014, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Investment Quality Bond Fund	$111,912,951	$3,691,827	$4,570,833	$(879,006)
RS Low Duration Bond Fund	1,000,743,240	(9,672,690)	3,534,277	(13,206,967)
RS High Yield Fund	102,166,520	(7,567,239)	624,212	(8,191,451)
RS Tax-Exempt Fund	205,482,388	21,606,215	21,612,947	(6,732)
RS High Income Municipal Bond Fund	102,392,134	11,846,791	11,847,185	(394)
RS Floating Rate Fund	1,892,352,007	(90,250,217)	1,461,821	(91,712,038)
RS Strategic Income Fund	83,507,301	(269,060)	1,344,063	(1,613,123)

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Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Investment Quality Bond Fund

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,632,585	$16,731,550	1,233,443	$12,735,486
Shares reinvested	275,096	2,808,497	294,533	3,001,653
Shares redeemed	(2,668,294)	(27,199,655)	(5,876,497)	(60,293,010)

Net decrease	(760,613)	$(7,659,608)	(4,348,521)	$(44,555,871)

Class C
Shares sold	719,536	$7,355,069	192,135	$1,995,044
Shares reinvested	28,469	290,340	36,421	371,020
Shares redeemed	(439,043)	(4,475,604)	(1,600,058)	(16,260,195)

Net increase/(decrease)	308,962	$3,169,805	(1,371,502)	$(13,894,131)

Class K
Shares sold	205,082	$2,104,245	178,911	$1,837,289
Shares reinvested	25,854	264,277	21,661	220,707
Shares redeemed	(189,383)	(1,936,774)	(357,416)	(3,634,571)

Net increase/(decrease)	41,553	$431,748	(156,844)	$(1,576,575)

Class Y
Shares sold	731,802	$7,496,591	758,371	$7,794,654
Shares reinvested	136,340	1,393,393	131,515	1,341,183
Shares redeemed	(1,022,853)	(10,465,761)	(3,008,589)	(30,806,402)

Net decrease	(154,711)	$(1,575,777)	(2,118,703)	$(21,670,565)

RS Low Duration Bond Fund

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class A
Shares sold	18,980,974	$192,001,528	41,729,846	$427,500,024
Shares reinvested	751,190	7,600,822	1,135,614	11,593,533
Shares redeemed	(39,832,016)	(402,899,939)	(64,822,796)	(662,674,610)

Net decrease	(20,099,852)	$(203,297,589)	(21,957,336)	$(223,581,053)

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RS Low Duration Bond Fund — continued

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class C
Shares sold	4,559,356	$46,088,623	8,854,785	$90,716,647
Shares reinvested	183,623	1,858,035	253,891	2,591,697
Shares redeemed	(12,087,469)	(122,311,861)	(15,066,107)	(153,599,587)

Net decrease	(7,344,490)	$(74,365,203)	(5,957,431)	$(60,291,243)

Class K
Shares sold	97,128	$983,806	249,912	$2,556,201
Shares reinvested	7,050	71,320	8,918	91,039
Shares redeemed	(187,552)	(1,898,412)	(378,319)	(3,862,821)

Net decrease	(83,374)	$(843,286)	(119,489)	$(1,215,581)

Class Y
Shares sold	27,274,481	$276,047,782	38,859,370	$398,148,904
Shares reinvested	628,890	6,360,211	771,203	7,872,640
Shares redeemed	(33,801,656)	(341,842,013)	(54,541,493)	(557,174,376)

Net decrease	(5,898,285)	$(59,434,020)	(14,910,920)	$(151,152,832)

RS High Yield Fund

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,860,189	$20,991,474	1,657,807	$12,175,247
Shares reinvested	368,311	2,562,110	285,676	2,079,200
Shares redeemed	(3,752,044)	(27,413,739)	(5,106,553)	(37,263,035)

Net decrease	(523,544)	$(3,860,155)	(3,163,070)	$(23,008,588)

Class C
Shares sold	1,835,027	$13,355,456	3,863,248	$28,099,757
Shares reinvested	181,769	1,254,865	120,946	880,069
Shares redeemed	(2,915,856)	(20,982,781)	(3,661,492)	(26,558,188)

Net increase/(decrease)	(899,060)	$(6,372,460)	322,702	$2,421,638

Class K
Shares sold	145,603	$1,066,862	183,777	$1,344,051
Shares reinvested	78,612	548,112	165,043	1,201,312
Shares redeemed	(138,510)	(1,023,520)	(240,537)	(1,752,797)

Net increase	85,705	$591,454	108,283	$792,566

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NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS High Yield Fund — continued

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class Y
Shares sold	2,342,573	$17,134,731	2,012,288	$14,720,239
Shares reinvested	119,474	810,697	61,879	450,491
Shares redeemed	(1,631,007)	(11,774,724)	(2,329,771)	(16,964,018)

Net increase/(decrease)	831,040	$6,170,704	(255,604)	$(1,793,288)

RS Tax-Exempt Fund

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,784,501	$18,864,088	4,437,117	$48,094,281
Shares reinvested	339,258	3,622,620	546,488	5,837,951
Shares redeemed	(7,489,572)	(79,806,483)	(14,924,845)	(158,376,883)

Net decrease	(5,365,813)	$(57,319,775)	(9,941,240)	$(104,444,651)

Class C
Shares sold	330,927	$3,540,522	656,203	$7,171,435
Shares reinvested	93,765	1,001,437	134,147	1,431,979
Shares redeemed	(1,744,873)	(18,571,527)	(4,194,648)	(44,120,678)

Net decrease	(1,320,181)	$(14,029,568)	(3,404,298)	$(35,517,264)

Class Y
Shares sold	3,795,809	$40,578,616	3,144,293	$33,806,252
Shares reinvested	112,332	1,202,175	149,888	1,602,768
Shares redeemed	(3,084,611)	(32,891,979)	(7,092,966)	(75,057,201)

Net increase/(decrease)	823,530	$8,888,812	(3,798,785)	$(39,648,181)

RS High Income Municipal Bond Fund

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,923,068	$20,380,757	2,378,384	$25,900,354
Shares reinvested	160,278	1,686,621	322,452	3,434,532
Shares redeemed	(2,900,936)	(30,007,307)	(9,547,616)	(102,538,613)

Net decrease	(817,590)	$(7,939,929)	(6,846,780)	$(73,203,727)

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RS High Income Municipal Bond Fund — continued

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class C
Shares sold	632,556	$6,709,250	710,678	$7,709,208
Shares reinvested	99,895	1,051,393	138,308	1,464,680
Shares redeemed	(1,018,019)	(10,659,739)	(3,402,722)	(36,197,845)

Net decrease	(285,568)	$(2,899,096)	(2,553,736)	$(27,023,957)

Class Y
Shares sold	2,203,035	$23,084,631	3,133,007	$33,867,440
Shares reinvested	106,033	1,117,881	181,595	1,936,018
Shares redeemed	(1,844,229)	(19,340,066)	(7,153,569)	(75,828,604)

Net increase/(decrease)	464,839	$4,862,446	(3,838,967)	$(40,025,146)

RS Floating Rate Fund

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class A
Shares sold	18,990,455	$196,139,359	59,545,691	$614,039,458
Shares reinvested	2,245,034	23,073,432	3,028,826	31,215,340
Shares redeemed	(69,757,610)	(717,501,855)	(55,114,664)	(568,996,206)

Net increase/(decrease)	(48,522,121)	$(498,289,064)	7,459,853	$76,258,592

Class C
Shares sold	9,032,860	$93,038,013	30,540,503	$315,078,548
Shares reinvested	1,752,068	17,950,819	1,805,753	18,614,471
Shares redeemed	(28,544,304)	(291,661,750)	(13,328,652)	(137,348,556)

Net increase/(decrease)	(17,759,376)	$(180,672,918)	19,017,604	$196,344,463

Class K
Shares sold	97,944	$1,006,267	162,862	$1,676,535
Shares reinvested	8,695	89,043	15,262	157,189
Shares redeemed	(136,741)	(1,404,356)	(327,350)	(3,358,203)

Net decrease	(30,102)	$(309,046)	(149,226)	$(1,524,479)

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NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Floating Rate Fund — continued

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class Y
Shares sold	72,300,870	$744,247,827	105,024,684	$1,083,947,174
Shares reinvested	3,398,552	34,759,284	2,854,209	29,417,482
Shares redeemed	(96,052,401)	(977,363,416)	(48,505,541)	(499,746,463)

Net increase/(decrease)	(20,352,979)	$(198,356,305)	59,373,352	$613,618,193

RS Strategic Income Fund

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class A
Shares sold	771,210	$8,007,705	1,234,944	$12,986,519
Shares reinvested	79,486	821,892	226,642	2,364,945
Shares redeemed	(1,212,276)	(12,564,949)	(4,201,351)	(43,935,443)

Net decrease	(361,580)	$(3,735,352)	(2,739,765)	$(28,583,979)

Class C
Shares sold	911,591	$9,514,797	455,257	$4,758,091
Shares reinvested	37,863	392,171	30,438	318,165
Shares redeemed	(894,168)	(9,370,740)	(491,503)	(5,126,737)

Net increase/(decrease)	55,286	$536,228	(5,808)	$(50,481)

Class K
Shares sold	17,357	$181,881	75,304	$784,511
Shares reinvested	5,341	55,401	9,803	102,463
Shares redeemed	(28,869)	(301,503)	(7,589)	(79,114)

Net increase/(decrease)	(6,171)	$(64,221)	77,518	$807,860

Class Y
Shares sold	1,492,440	$15,472,903	1,307,045	$13,813,155
Shares reinvested	48,076	490,624	47,118	489,245
Shares redeemed	(564,482)	(5,823,677)	(1,396,425)	(14,569,827)

Net increase/(decrease)	976,034	$10,139,850	(42,262)	$(267,427)

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b. Shareholder Concentration As of December 31, 2014, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Investment Quality Bond Fund	4	52.77%
RS Low Duration Bond Fund	8	84.74%
RS High Yield Fund	5	67.77%
RS Tax-Exempt Fund	6	75.43%
RS High Income Municipal Bond Fund	6	74.96%
RS Floating Rate Fund	5	76.63%
RS Strategic Income Fund	4	75.86%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments) for the year ended December 31, 2014, were as follows:

	Cost of Investments Purchased		Proceeds from Investments Sold
Fund	Other Investments	U.S. Government and Agency Obligations	Other Investments	U.S. Government and Agency Obligations
RS Investment Quality Bond Fund	$17,187,367	$43,141,768	$36,986,724	$48,826,342
RS Low Duration Bond Fund	237,467,673	190,862,454	456,431,569	180,944,106
RS High Yield Fund	233,199,803	—	234,729,557	—
RS Tax-Exempt Fund	36,213,125	—	97,792,801	—
RS High Income Municipal Bond Fund	27,043,005	—	38,511,173	—
RS Floating Rate Fund	959,791,394	—	1,378,814,537	—
RS Strategic Income Fund	50,514,891	31,964,959	37,888,376	30,616,495

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NOTES TO FINANCIAL STATEMENTS

b. Derivative Instruments The following is a summary of the fair valuation of Funds’ derivative instruments at December 31, 2014.

Fund	Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
RS Investment Quality Bond Fund	Financial Futures Contracts	Net unrealized appreciation on futures contracts*	$52,395
	Financial Futures Contracts	Net unrealized depreciation on futures contracts*	(10,035)
	Written Put Option Contracts	Written options, at value	(2,344)
RS Low Duration Bond Fund	Financial Futures Contracts	Net unrealized depreciation on futures contracts*	(246,533)
RS Strategic Income Fund	Forward Foreign Currency Contracts to Buy	Net unrealized appreciation for open forward currency contracts	10,906
	Forward Foreign Currency Contracts to Sell	Net unrealized depreciation for open forward currency contracts	(74,747)
	Financial Futures Contracts	Net unrealized appreciation on futures contracts*	3,705
	Financial Futures Contracts	Net unrealized depreciation on futures contracts*	(63,803)
*	The cumulative appreciation/(depreciation) of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1f for additional information on futures contracts.

See Note 1e for additional information on forward foreign currency contracts.

The following is a summary of the effect of the Funds’ foreign currency and other hedging activities on the Statement of Operations for the year ended December 31, 2014.

Fund	Derivative Instrument Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Amount
RS Investment Quality Bond Fund	Financial Futures Contracts	Net realized gain from futures contracts	$492,434
		Net change in unrealized appreciation/(depreciation) on futures contracts	192,795
	Swap Contracts	Net realized loss from swap contracts	(5,858)
		Net change in unrealized appreciation/(depreciation) on swap contracts	—
	Option Contracts	Net realized gain from written options	15,385
		Net change in unrealized appreciation/(depreciation) on written options	11,719

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Fund	Derivative Instrument Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Amount
RS Low Duration Bond Fund	Financial Futures Contracts	Net realized gain from futures contracts	$51,020
		Net change in unrealized appreciation/(depreciation) on futures contracts	(1,687,334)
RS High Yield Fund	Financial Futures Contracts	Net realized loss from futures contracts	(28,198)
		Net change in unrealized appreciation/(depreciation) on futures contracts	(55,890)
RS Strategic Income Fund	Forward Foreign Currency Contracts	Net realized loss from foreign currency transactions	(54,792)
		Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(60,837)
	Financial Futures Contracts	Net realized loss from futures contracts	(186,638)
		Net change in unrealized appreciation/(depreciation) on futures contracts	51,671
	Swap Contracts	Net realized gain from swap contracts	46,263
		Net change in unrealized Appreciation/(depreciation) on swap contracts	—
	Option Contracts	Net realized gain from written options	158,792
		Net change in unrealized appreciation/(depreciation) on written options	(59,739)

Transactions in written options for the year ended December 31, 2014:

	RS Investment Quality Bond Fund		RS Strategic Income Fund
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2013	30	$18,176	120	$113,177
Written options	170	77,605	1,280	720,075
Options terminated in closing transactions	(120)	(50,593)	(1,337)	(795,692)
Options exercised	—	—	(3)	(1,208)
Options expired	(50)	(28,418)	(60)	(36,352)
Options outstanding, December 31, 2014	30	16,770	—	—

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NOTES TO FINANCIAL STATEMENTS

See the chart below for the average monthly value in forward foreign currency contracts, average daily face value in futures contracts, average daily notional value in swaps contracts and average daily face value in purchase and written option contacts during the year ended December 31, 2014:

Fund	Forward Foreign Currency Contracts	Short Futures Contracts	Long Futures Contracts	Swaps Contracts	Written Option Contracts
RS Investment Quality Bond Fund	$—	$(3,982,740)	$12,762,466	$62,849	$23,959
RS Low Duration Bond Fund	—	(25,653,039)	58,766,027	—	—
RS High Yield Fund	—	(1,804,658)	—	—	—
RS Strategic Income Fund	772,245	(4,180,274)	1,323,288	317,479	140,652

RS Strategic Income Fund used foreign currency forward contracts to hedge currency risk associated with the Fund’s foreign currency-denominated investments and to manage foreign currency exposure. RS Strategic Income Fund and RS Investment Quality Bond Fund used exchange-traded futures and options on Treasury futures to manage interest rate exposure and for income. RS Low Duration Bond Fund and RS High Yield Fund used exchange-traded futures to manage interest rate exposure. RS Investment Quality Bond Fund and RS Strategic Income Fund used swap contracts for asset allocation and to manage risk exposure.

The Funds have entered into ISDA Master Agreements (“ISDA Agreements”) with various counterparties, which govern derivatives transactions (the “Transactions”). An ISDA Agreement is a single contract with a counterparty that permits multiple Transactions governed by that contract to be net settled upon the designation by the non-defaulting party of an early termination date (the “Early Termination Date”) under such contract upon the occurrence of certain events of default or termination events. Upon the designation of such Early Termination Date, all Transactions governed by the applicable agreement are terminated and a net settlement amount is calculated. In addition, the Fund receives and posts cash and securities collateral under the ISDA Agreements, subject to the terms of the related credit support agreement. Such credit support agreement grants the non-defaulting party designating the Early Termination Date the right to liquidate the collateral that has been posted to it and apply the proceeds to the calculation of the net settlement amount.

The following table presents RS Strategic Income Fund’s derivative assets by counterparty net of amounts available for offset and net of the related collateral pledged by the Fund as of December 31, 2014.

Counterparty	Gross Assets in SAL	Financial Instrument	Collateral Pledged	Net Amount (not less than 0)
Barclays Bank PLC	$10,906	$—	$—	$10,906

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The following table presents RS Strategic Income Fund’s derivative liabilities by counterparty net of amounts available for offset and net of the related collateral pledged by the Fund as of December 31, 2014.

Counterparty	Gross Liabilities in SAL	Financial Instrument	Collateral Pledged	Net Amount (not less than 0)
JPMorgan Chase Bank	$74,747	$—	$—	$74,747

c. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

d. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

e. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

f. Loans Floating rate loans in which the Funds invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Funds’ floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See Note 5(l) regarding below investment grade securities.

The Funds may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

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NOTES TO FINANCIAL STATEMENTS

Transactions in loans often settle on a delayed basis, and the Funds may not receive the proceeds from the sale of a loan for a substantial period of time after sale.

g. Unfunded Loan Commitments The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented in the Schedule of Investments. There were no unfunded commitments as of December 31, 2014.

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

h. Municipal Obligations The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

i. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally enter into these transactions with the intention of holding the securities, they may sell the securities before the settlement date. Assets will be segregated when a Fund agrees to purchase on a when-issued or delayed delivery basis. These transactions may create investment leverage.

j. Payment-In-Kind Securities Certain Funds may invest in payment-in-kind securities. Payment-in-kind securities give the issuer the option at each interest payment date to pay all or a portion of their interest or dividends in the form of additional securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

k. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to a Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Funds’ Schedule of Investments.

l. Below Investment Grade Securities Certain Funds may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than

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higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

m. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Note 6 Temporary Borrowings

The Funds, with other funds managed by RS Investments, are parties to a $400 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing. $300 million of the line of credit is reserved for use by RS Floating Rate Fund with RS Floating Rate Fund paying the related commitment fees for that amount.

For the year ended December 31, 2014, the Funds which borrowed under the facility were as follows:

Fund	Amount Outstanding at 12/31/14	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS Investment Quality Bond Fund	$—	$4,580,387	1	1.34%
RS High Yield Fund	—	688,383	7	1.39%
RS Tax-Exempt Fund	—	852,433	20	1.34%
RS High Income Municipal Bond Fund	—	1,145,268	8	1.34%
*	For the year ended December 31, 2014, based on the number of days borrowings were outstanding.

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NOTES TO FINANCIAL STATEMENTS

Note 7 Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no material events have occurred that require disclosure.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS Investment Quality Bond Fund

RS Low Duration Bond Fund

RS High Yield Fund

RS Tax-Exempt Fund

RS High Income Municipal Bond Fund

RS Floating Rate Fund

RS Strategic Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Income Municipal Bond Fund, RS Floating Rate Fund and RS Strategic Income Fund (seven of the funds constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2015

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TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

RS Tax-Exempt Fund

Of the distributions paid from net investment income for the year ended December 31, 2014, 99.94% are designated as exempt interest dividends for federal tax purposes.

RS High Income Municipal Bond Fund

Of the distributions paid from net investment income for the year ended December 31, 2014, 99.70% are designated as exempt interest dividends for federal tax purposes.

Required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2014 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS High Yield Fund	0.14%

Dividend Received Deduction:

RS High Yield Fund	0.14%

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain Funds hereby designate the following amounts as long-term capital gain distributions for the year ended December 31, 2014:

RS Investment Quality Bond Fund	$918,835
RS High Yield Fund	4,732,702
RS Strategic Income Fund	669,636

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “Independent Trustees”). Each lnvestment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between (a) RS Investments and Guardian Investor Services LLC (“GIS”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, and (b) between RS Investments and SailingStone Capital Partners LLC (“SailingStone”) as the investment sub-adviser to the RS Global Natural Resources Fund, all are also subject to annual approval (following an initial two-year term) by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Independent Trustees.

The Trustees meet over the course of the year with investment advisory personnel and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the Independent Trustees, met in person on August 5, 2014, to consider the continuation of the Advisory Agreements for all of the Funds (other than the Advisory Agreement for RS Emerging Markets Small Cap Fund, which was previously approved on December 4, 2013, for an initial two-year term, and the Sub-Advisory Agreement for the RS Global Natural Resources Fund, which was previously approved on February 13, 2014, for an initial two-year term), for the one-year period commencing August 31, 2014. Before the Board meeting on August 5, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who previously reviewed a preliminary copy of all of the information presented to the Trustees and, with the Independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration, along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and GIS. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, various enhancements to operations and compliance, and the time and attention devoted by RS Investments’ personnel to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by GIS and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to GIS or SailingStone for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance, total expense levels, and whether the Fund is closed to new investors.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For the RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median. For the RS Global Natural Resources Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that there has been adopted an expense limitation that results in total expenses below the most expensive quartile, even though that expense limitation was adjusted this year by management to make that Fund slightly more expensive. For the RS Investors Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that total expenses remain closer to the peer group median. For the RS Partners Fund, which was identified as having total expenses within the most expensive quartile of its peer group, the Trustees noted that the Fund’s expense limitation was increased further (lowering the Fund’s net expenses) on May 1, 2013, and that certain other operating expenses may account for the relatively high expenses despite a recent reduction in custody expenses. The Independent Trustees observed that this Fund has enjoyed a strong long- and near-term relative performance record. The Independent Trustees also noted that the RS Partners Fund is closed to new investors. The Trustees noted that the RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation, which was adjusted this year to make the Fund slightly more expensive, still keeps the Fund’s total expenses below the most expensive quartile of its peer group and the Fund has enjoyed a solid performance record for various periods.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual-fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various

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SUPPLEMENTAL INFORMATION (UNAUDITED)

periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them several Funds had experienced relatively low performance for multiple periods (disregarding the very short year-to-date period), including: (1) RS Emerging Markets Fund, which was ranked in the lowest quartile for the three-year period and below the median for the one- and five-year periods, but above the median for the ten-year period; (2) RS High Income Municipal Bond Fund, which was ranked in the lowest quartile for the one- and three-year periods, (3) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one-, three-, and five-year periods, but near the top quartile for the ten-year period; (4) RS Strategic Income Fund, which was ranked below the peer group median for the one- and three-year periods, and appears to be falling further back based on nearer-term performance; and (5) RS Technology Fund, which was ranked in the lowest quartile for the three-year period and below the median for the ten-year period, and appears to be falling further back based on nearer-term performance. The Trustees agreed to monitor closely the performance of these Funds, taking into consideration the following additional considerations: The RS Emerging Markets Fund had recently undergone a change in portfolio management responsibility, which has shown signs of improved performance and would continue to be followed closely by the Trustees. The Independent Trustees accepted management’s explanation that the RS High Income Municipal Bond Fund and the RS Tax-Exempt Fund have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Trustees noted that the performance concern for the RS Strategic Income Fund relates primarily to the trend for the very short year-to-date period, and the Independent Trustees recognize the difficulty in establishing an appropriate peer group for this Fund, which may partly explain the relative underperformance. The Independent Trustees will continue to closely monitor the performance of the RS Technology Fund, and they have requested special presentations from management about performance and the investment process as part of this effort. RS Investments has assured the Independent Trustees that performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that good success in improving the performance of certain Funds had been shown over the past two years.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2013, and for the three months ended March 31, 2014. RS Investments stated that it continued to invest in the business to maintain high-quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of GIS, as the sub-adviser to certain Funds.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information presented by the independent consultant that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and that the popularity of breakpoints for mutual funds has declined somewhat because some groups recognize that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also noted management’s discussion of the substantial resources devoted over the past two years to additional portfolio management professionals and analysts, such as for the RS Emerging Markets Fund, as well as senior operational and legal and compliance professionals. For larger Funds such as the RS Global Natural Resources Fund, the RS Floating Rate Fund and the RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services, including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding GIS, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of GIS, the Trustees determined that the services provided by GIS as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2014.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.rsinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	32	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	32	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co-Founder of TriLinc Global, LLC, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	32	TriLinc Global Impact Fund, LLC (2012–present)

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustee and Principal Officer
Matthew H. Scanlan,* December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor LLC (“RSFD”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	32	None
Principal Officers
Randall S. Hegarty, November 1973	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since October 2014	Chief Compliance Officer, RS Investments since October 2014; Senior Counsel II/Vice President, Union Bank N.A. (May 2012–September 2014); Senior Counsel/ Director, Blackrock Inc. (May 2005–April 2012).	N/A	N/A
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A

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Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Principal Officers (continued)
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.

++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 74, which can be deferred annually if all members of the Board (excluding the member who has reached the retirement age) vote unanimously that doing so would be beneficial to the Board.

+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800.766.3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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One Bush Street, Suite 900 San Francisco, CA 94104	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

WWW.RSINVESTMENTS.COM // 800.766.3863	EB 015098 (12/14)

RS INTERNATIONAL FUNDS

Class A, C, K, and Y Shares

RS INTERNATIONAL FUND

RS GLOBAL FUND

RS EMERGING MARKETS FUND

RS EMERGING MARKETS SMALL CAP FUND

RS CHINA FUND

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

RS Investments

Value | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Technology Fund	Natural Resources
RS Partners Fund*	RS Small Cap Equity Fund**	RS Global Natural Resources Fund
RS Value Fund
RS Large Cap Alpha Fund	International	Fixed Income
RS Investors Fund	RS International Fund	RS Investment Quality Bond Fund
	RS Global Fund	RS Low Duration Bond Fund
Growth	RS Emerging Markets Fund	RS High Yield Fund
RS Small Cap Growth Fund	RS Emerging Markets Small Cap Fund	RS Tax-Exempt Fund
RS Select Growth Fund	RS China Fund	RS High Income Municipal Bond Fund
RS Mid Cap Growth Fund		RS Floating Rate Fund
RS Growth Fund		RS Strategic Income Fund

*	RS Partners Fund is closed to certain new investments. Please refer to the prospectus for more information.
**	RS Small Cap Equity Fund is closed to new investors. Please contact RS Investments for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

After more than 30 years in this business, I know two things are certain: 1) performance is critical, and 2) investors demand smart products. When it comes to performance, I think it’s important to focus on its origin. Does performance come from a manager’s skill or luck, and how do you build a pipeline for strong performance?

Six-plus years after the Global Financial Crisis, most financial assets have rebounded sharply. The economy is growing again, capital markets are stable, and unemployment is below 6%,1 a multi-year low. So why does a sense of unease continue to permeate the investment community?

One reason may be the confusing array of macro crosscurrents, which are amplified by all the hollering from the 24-hour financial news cycle. At one moment we hear that interest rates are surely going to rise, unless of course the era of “low-for-longer” sticks around. The recent decline in energy prices must be good news for consumers, but is it really good for equity markets? A recovery in the U.S. has taken hold, but the data out of Europe looks mediocre at best. And is that a hard or soft landing happening in China?

Unfortunately for investors, the fear of doing the wrong thing — not to mention the scars from 2008–09 — often trumps doing anything at all. How can investors act with conviction against this confusing backdrop?

Despite the confusion, I believe investors have at least three solid reasons to feel confident about RS Investments and optimistic about 2015:

1)	Strong Talent: Our investment professionals are long-tenured and focused, using their insights and independent thinking to construct thoughtful, actively managed investments that seek consistent and significant long-term results for our clients.

2)	Transparent Scorecard: We’re not resting on our laurels; we’re constantly striving to improve ourselves. Together with our Investment Strategy Group, our investment teams closely scrutinize our investment processes to provide greater transparency and comprehensive performance analysis.

3)	Promising Product Pipeline: We are about to enter the alternatives category with two new mutual funds. Our new long/short funds will use investment techniques typically associated with hedge funds, but in a more transparent mutual fund structure, complementing our existing long-only lineup, while offering investors the outcome-oriented solutions they seek.

As always, we’re dedicated to helping our shareholders focus on their long-term investment plan. In fact, history has taught us that opportunity exists, even in volatile markets.

In the pages that follow, you’ll find an update on your investment in the RS Funds. It contains important information about your investment with our firm.

Please visit www.rsinvestments.com for additional insight and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

[1]	The unemployment rate in the U.S. was 5.6% as of December 2014, according to the U.S. Bureau of Labor Statistics.

THIS PAGE NOT PART OF YOUR FUND REPORT	www.rsinvestments.com	1

CEO’S LETTER

As with all mutual funds, the value of an investment in a Fund could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800.766.3863 or visit www.rsinvestments.com.

RS Funds are distributed by RS Funds Distributor LLC, member: FINRA, SIPC.

©2014 RS Investment Management Co. LLC

2	www.rsinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2014. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any mention of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security identified herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double-digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800.766.3863 and is periodically updated on our website: www.rsinvestments.com.

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RS INTERNATIONAL FUND

Investment Style:

International

RS International Fund Commentary

Effective July 1, 2013, U-Wen Kok became the portfolio manager of RS International Fund. Ms. Kok is supported by additional investment professionals at RS Investment Management Co. LLC, the Fund’s investment adviser. Effective July 1, 2013, RS International Growth Fund was renamed “RS International Fund.”

Highlights

•

International equity markets, as represented by the MSCI EAFE Index (Gross)[1] (the “Index”), suffered heightened volatility and posted negative performance in the twelve-month period ended December 31, 2014, as commodity price shifts, geopolitical concerns, and weaker growth in China and Europe weighed on investor confidence.

•

RS International Fund (the “Fund”) (Class A Shares) returned -5.80% for the twelve-month period, underperforming the Index, which returned -4.48%. The Fund’s performance relative to the benchmark was dampened in particular by stock selection in the financials sector. Stock selection in Japan was the largest country detractor. Relative performance was aided by stock selection in industrials and energy, and by share price gains in a number of U.K.-based cyclical investments.

•

The Fund seeks long-term capital appreciation. The Fund’s investment team employs both fundamental analysis and a data-driven approach in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process.

Market Overview

Geopolitical uncertainty, economic concerns, and the prospect of higher U.S. interest rates weighed on international equity market performance in 2014. International market performance also reflected events in the United States, where the U.S. Federal Reserve (“Fed”) responded to the improving domestic economic backdrop by ending its quantitative easing measures. While the Fed is not expected to raise the target federal funds rate until mid-2015, the prospect of tighter U.S. monetary policy, at a time when many other central banks were cutting lending rates, triggered a sharp appreciation in the dollar, especially relative to most world currencies.

Commodity market volatility also contributed to equity market turbulence. After edging higher through the first half of the year, oil prices declined sharply in the second half, as world demand failed to keep pace with rising production. Falling oil prices triggered even larger declines in energy stocks, while also creating uncertainty for commodity exporting markets worldwide. Against this backdrop, we saw a divergence in equity market performance between countries dependent on commodity exports, and those that were positioned to benefit from lower energy prices and a stronger dollar.

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RS INTERNATIONAL FUND

In Europe, economic concerns contributed to declining performance in most equity markets. Eurozone inflation declined to a 0.1% rate in December, a five-year low and far short of the European Central Bank (ECB) target. The ECB responded to deflationary concerns with a surprise September 2014 interest rate cut and a package of new monetary stimulus measures that might include quantitative easing in early 2015. The weakest performing markets in the MSCI EAFE Index included Portugal, Austria, and Norway, a major oil exporter. U.K. shares also declined, and underperformed the broader Index. In November, the Bank of England once again reduced its growth and inflation forecasts, and indicated it would hold off from raising interest rates for the time being.

Economic uncertainty continued to weigh on Japanese shares. The Japanese economy sunk into recession in the third quarter, due in part to a contraction in consumer spending following an April increase in the country’s consumption tax. In October, the Bank of Japan surprised investors by ramping up its quantitative easing measures. Against this backdrop, the Japanese yen depreciated relative to the dollar as a reflection of divergent monetary policy.

Among developed Asia-Pacific markets, Hong Kong benefited from some improved investor sentiment toward China, where a fourth quarter interest rate cut and some easing of bank restrictions supported improved liquidity conditions.

Performance Update

The Fund (Class A Shares) returned -5.80% for the twelve-month period ended December 31, 2014, underperforming the Index, which returned -4.48%.

Portfolio Review

Stock selection in the materials sector proved detrimental to performance. In particular, declining oil prices created a challenging environment for Australian mining and petroleum company BHP Billiton Limited, the Fund’s largest detractor for the year.

Relative performance was also hindered by a number of Japanese financial investments, including Sumitomo Mitsui Financial Group, Inc. The Fund remains underweight in Japan relative to the Index, given our caution over the country’s near-term economic prospects. Economic concerns also weighed on a number of European investments, including ProSiebenSat.1 Media AG, Germany’s largest television network.

On a positive note, the Fund’s relative performance was supported by stock selection in the United Kingdom. Next plc, the second largest clothing retailer in the United Kingdom, delivered strong positive performance for the Fund, aided by its continued strong earnings growth trends.

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RS INTERNATIONAL FUND

The Fund also benefited from its investments in select Asian cyclical stocks. These included Zhuzhou CSR Times Electric Co., a supplier of advanced electric drive converter and control systems for mass transit networks. The stock’s performance was aided by healthy profit growth and improving investor sentiment toward China.

Relative performance was also assisted by stock selection in health care, where Novartis AG was the strongest positive contributor. Shares of Novartis jumped higher in the third quarter after the Swiss pharmaceuticals company announced positive clinical trial results for its candidate cardiovascular drug. We took profits in the company following the strong price move.

Outlook

We are cautiously optimistic on the outlook for international markets, even as we acknowledge the risks posed by geopolitical uncertainty, commodity markets volatility, weaker growth in China and Europe, less accommodative U.S. monetary policy, and a stronger U.S. dollar. For these reasons, we have focused our investments on companies that we believe can deliver solid earnings growth regardless of the economic backdrop. Our focus remains on seeking to identify companies that are capitalizing on promising local trends within their home countries, and are consequently potentially less affected by global shifts in capital and demand. We also continue to adhere to our disciplined risk-management strategies, keeping a close eye on valuations and country-specific risks as we focus on investments that earn our highest degree of confidence.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation, and differences in auditing standards and securities regulations, political uncertainty, and greater volatility. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

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RS INTERNATIONAL FUND

Characteristics (unaudited)

Total Net Assets: $32,429,930

Sector Allocation[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
Roche Holding AG	Switzerland	3.57%
Toyota Motor Corp.	Japan	2.98%
Novartis AG (Reg S)	Switzerland	2.37%
British American Tobacco PLC	United Kingdom	2.35%
Wolters Kluwer N.V.	Netherlands	2.08%
Royal Dutch Shell PLC, Class A	United Kingdom	1.99%
Nestle S.A. (Reg S)	Switzerland	1.93%
Reed Elsevier PLC	United Kingdom	1.80%
Swisscom AG (Reg S)	Switzerland	1.78%
Intrum Justitia AB	Sweden	1.73%
Total		22.58%

1	The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. “(Gross)” index results assume the reinvestment of dividends paid on the stocks constituting the index without any deduction of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

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RS INTERNATIONAL FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	-5.80%	8.59%	5.13%	4.81%	5.73%
with maximum sales charge	-10.28%	6.84%	4.11%	4.30%	5.50%
Class C Shares (8/7/00)
without sales charge	-6.90%	7.46%	4.17%	3.91%	0.99%
with sales charge	-7.59%	7.46%	4.17%	3.91%	0.99%
Class K Shares (5/15/01)	-6.37%	8.03%	4.61%	4.41%	3.29%
Class Y Shares (3/10/09)	-5.60%	9.01%	5.33%	—	14.82%
MSCI EAFE Index (Gross)[1]	-4.48%	11.56%	5.81%	4.91%	6.68%	*

*	Since Class A shares inception. Since inception performance for the index is measured from 1/31/93, the month end prior to the Fund’s commencement of operations.

As of July 1, 2013, the Fund is managed by a new investment team led by U-Wen Kok.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS International Fund and in the MSCI EAFE Index (Gross). The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares and upon the inception of Class Y shares (3/10/09) would have the following values as of December 31, 2014: $14,668 (Class C), $15,393 (Class K) and $22,325 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS GLOBAL FUND

Investment Style:

Global

RS Global Fund Commentary

Effective July 1, 2013, the Fund is managed by a new investment team led by U-Wen Kok. Ms. Kok is supported by additional investment professionals at RS Investment Management Co. LLC, the Fund’s investment adviser. Effective July 1, 2013, RS Global Growth Fund was renamed “RS Global Fund.”

Highlights

•

Global equity markets, as represented by the MSCI All Country World Index (Gross)[1] (the “Index”), delivered positive performance in 2014, as relatively accommodating monetary policies in the developed markets and signs of economic improvement in the United States helped to offset concerns over currency and commodity price volatility.

•

RS Global Fund (Class A Shares) (the “Fund”) returned 4.70% for the twelve-month period ended December 31, 2014, roughly on pace with the Index, which returned 4.71%. The Fund’s relative performance was hindered in particular by stock selection in financials and materials. Stock selection in consumer discretionary and information technology, and an overweight in health care, were particularly beneficial for relative performance.

•

The Fund seeks long-term capital appreciation. The Fund’s investment team employs both fundamental analysis and a data-driven approach in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process.

Market Overview

Improving economic growth and solid equity market performance in the United States helped to fuel positive performance by the Index in 2014, even as economic concerns and weaker commodity prices contributed to downward volatility in other stock markets worldwide. In the United States, the U.S. Federal Reserve (“Fed”) responded to the improving domestic economic backdrop by ending its quantitative easing measures. While the Fed is not expected to raise the target federal funds rate until mid-2015, the prospect of tighter U.S. monetary policy, at a time when many other central banks were cutting lending rates, triggered a sharp appreciation in the dollar relative to most world currencies.

Commodity market volatility also contributed to equity market turbulence. After edging higher through the first half of the year, oil prices declined sharply in the second half, as world demand failed to keep pace with rising production. Falling oil prices triggered even larger declines in energy stocks, while also creating uncertainty for commodity exporting markets worldwide. Against this backdrop, we saw a divergence in equity market performance between countries dependent on commodity exports and those that were positioned to benefit from lower energy prices and a stronger dollar.

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RS GLOBAL FUND

In Europe, economic concerns contributed to declining performance in most equity markets. Eurozone inflation declined to a 0.1% rate in December, a five-year low and far short of the European Central Bank (ECB) target. The ECB responded to deflationary concerns with a surprise September 2014 interest rate cut and a package of new monetary stimulus measures that might include quantitative easing in early 2015. Economic uncertainty continued to weigh on Japanese shares. The Japanese economy sunk into recession in the third quarter, due in part to a contraction in consumer spending following an April increase in the country’s consumption tax. In October, the Bank of Japan surprised investors by ramping up its quantitative easing measures. Against this backdrop, the Japanese yen depreciated relative to the dollar as a reflection of divergent monetary policy.

The strongest positive performing markets in the Index included Egypt and Turkey, as well as a number of Asian markets, notably Indonesia, the Philippines, and India, where investors welcomed new economic reforms. The weakest performing markets were Russia, where economic sanctions and falling oil prices weighed on share prices, and Greece, which was overshadowed by uncertainty over upcoming elections that could influence the country’s adherence to EU austerity guidelines.

Performance Update

The Fund (Class A Shares) returned 4.70% for the twelve-month period ended December 31, 2014, roughly in line with a 4.71% return by the Index.

Portfolio Review

In a challenging year for global commodity stocks, the Fund’s largest detractors included several materials investments. These included Australian mining and petroleum company BHP Billiton Limited and South Africa’s Omnia Holdings Limited, a supplier of fertilizer, mining explosives and other chemical products. The Fund’s largest detractor in the energy sector was Murphy Oil Corporation, a U.S.-based exploration and production company focused on North American reserves. Given our near-term uncertainty for global commodity markets, we scaled back our exposure to energy in particular. We also continued to focus on low-cost producers with solid balance sheet fundamentals that, in our view, may help companies weather short-term disruptions in commodity markets.

On a positive note, the Fund’s relative performance was assisted by overweight investments in a number of U.S. cyclical companies benefiting from improved U.S. employment growth and healthy consumer spending. These included restaurant chain Domino’s Pizza, Inc. and semiconductor manufacturer Avago Technologies Limited, a leading supplier of analog semiconductor chips for Apple’s iPhone. The company delivered strong earning growth in 2014, supported by robust sales of the new iPhone models and by the migration to 4G LTE wireless networks in China.

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RS GLOBAL FUND

The Fund also benefited from its investments in select Asian cyclical stocks, including Zhuzhou CSR Times Electric Co., a supplier of advanced electric drive converter and control systems for mass transit networks. The stock’s performance was aided by healthy profit growth and improving investor sentiment toward the Chinese market following a November interest rate cut and an easing in bank lending restrictions.

Outlook

While we welcome signs of economic improvement in the United States, we recognize that commodity price and currency market volatility, slower growth in Europe, Japan and China, and the potential for a less accommodative central bank policy in the U.S. could act as headwinds on growth and increase risks for global equity markets. For these reasons, we have focused our investments on companies that we believe can deliver solid earnings growth regardless of the economic backdrop. In many cases, these include companies that seek to capitalize on promising local trends within their home countries and are consequently potentially less affected by global shifts in capital and demand.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation, and differences in auditing standards and securities regulations, political uncertainty, and greater volatility. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

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RS GLOBAL FUND

Characteristics (unaudited)

Total Net Assets: $40,159,000

Sector Allocation[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
Apple, Inc.	United States	3.10%
Colgate-Palmolive Co.	United States	2.50%
Microsoft Corp.	United States	2.26%
Johnson & Johnson	United States	2.16%
The TJX Cos., Inc.	United States	1.78%
Eli Lilly & Co.	United States	1.77%
British American Tobacco PLC	United Kingdom	1.74%
Domino’s Pizza, Inc.	United States	1.71%
Dollar Tree, Inc.	United States	1.71%
Wells Fargo & Co.	United States	1.69%
Total		20.42%

1	The MSCI All Country World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. “(Gross)” index results assume the reinvestment of dividends paid on the stocks constituting the index without any deduction of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

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RS GLOBAL FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/16/11)
without sales charge	4.70%	16.75%	—	—	9.69%
with maximum sales charge	-0.26%	14.86%	—	—	8.23%
Class C Shares (5/16/11)
without sales charge	3.87%	15.93%	—	—	8.89%
with sales charge	2.88%	15.93%	—	—	8.89%
Class K Shares (5/16/11)	4.25%	16.38%	—	—	9.31%
Class Y Shares (5/16/11)	5.04%	17.18%	—	—	10.10%
MSCI All Country World Index (Gross)[1]	4.71%	14.72%	—	—	8.42%

Performance quoted represents past performance and does not guarantee or predict future results.

As of July 1, 2013, the Fund is managed by a new investment team led by U-Wen Kok.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 5/16/11 in Class A shares of RS Global Fund and in the MSCI All Country World Index (Gross). The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made on 5/16/11 in Class C shares, Class K shares and Class Y shares would have the following values as of December 31, 2014: $13,619 (Class C), $13,810 (Class K) and $14,178 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS EMERGING MARKETS FUND

Investment Style:

Emerging

RS Emerging Markets Fund Commentary

Effective March 1, 2013, Michael Reynal became the portfolio manager of RS Emerging Markets Fund. Mr. Reynal is supported by the Emerging Markets Team at RS Investment Management Co. LLC, the Fund’s investment adviser.

Highlights

•

Emerging markets, as represented by the MSCI Emerging Markets Index (Gross)[1] (the “Index”), suffered from downward pressure in 2014 against a backdrop of less accommodative U.S. monetary policy, weaker global economic growth, falling commodity prices, and heightened geopolitical tensions.

•

RS Emerging Markets Fund (Class A Shares) (the “Fund”) returned -3.54% for the twelve-month period ended December 31, 2014, underperforming the Index, which returned -1.82%. The Fund’s performance relative to the Index was hindered by stock selection, particularly in Russia. Stock selection in Asian financials aided relative performance.

•

The Fund seeks long-term capital appreciation. The Fund’s investment team employs both fundamental analysis and quantitative screening in seeking to identify emerging market companies that the investment team believes can sustain above-average earnings growth, with valuation serving as an integral part of the process.

Market Overview

Emerging market equities delivered volatile performance in 2014 as investors weighed improved liquidity conditions and signs of economic reform in key markets against concerns over a less accommodative U.S. Federal Reserve, slowing economic growth in China, and falling commodity prices. The Index gained ground in the first half of 2014, supported by improved investment flows, lower funding costs, and positive domestic developments in key markets, including India’s historic election of Prime Minister Narendra Modi, who is viewed to be supportive of economic reforms. Emerging market shares encountered heightened volatility in the third quarter, however, as weakening global economic growth, Russia’s conflict with Ukraine, unrest in the Middle East, and the widening Ebola outbreak dampened investor appetite for risk. Turbulence in the currency markets also contributed to share price volatility, as differences in central bank monetary policy across the globe and an investor flight to quality drove a sharp appreciation in the U.S. dollar, especially relative to currencies of Latin American countries and Russia.

Commodity markets were also volatile, as a slide in oil prices in the second half of the year triggered sharp declines in energy stocks. Against this backdrop, we saw a divergence in equity market performance between countries that were more dependent on commodity exports and those that were positioned to benefit from lower energy prices

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RS EMERGING MARKETS FUND

and a stronger U.S. dollar. In China, a net importer of oil, a surprise interest rate cut and an easing in bank capital requirements helped Chinese shares end the year on a strong note. By contrast, economic sanctions and falling oil prices drove Russian equity prices sharply lower, while Greek shares were overshadowed by uncertainty over upcoming elections that could influence the country’s adherence to European Union austerity guidelines. Despite the recent challenges, emerging market companies in general exhibited positive signs of improving earnings expectations and economic resiliency.

Against this backdrop, Turkey, China, the Philippines, and South Africa were among the strongest positive performers for the year, outperforming the broader Index. Russia, Greece, and Hungary were significant underperformers within the Index.

Performance Update

The Fund (Class A Shares) returned -3.54% for the twelve-month period ended December 31, 2014, underperforming the Index, which returned -1.82%.

Portfolio Review

The Fund’s performance relative to the Index was hampered by several individual Russian holdings. These included Sistema JSFC, a Russian conglomerate with interests in telecommunications services, microelectronics, and insurance, as well as Internet company Yandex NV, which operates the largest search engine in Russia. The Fund is currently underweight in Russia given our near-term uncertainty for its commodity and financial markets.

We liquidated our investment in Chinese property developer Agile Property Holdings Ltd. after its chairman became the target of a corruption investigation, news of which triggered a sharp decline in the share price. The stock was nonetheless a significant detractor from the Fund’s relative performance for the year.

On a positive note, the Fund’s performance relative to the Index was supported by a number of Asian financial services investments as investors welcomed news of fledging financial reforms in India and China. Top positive contributors included ICICI Bank Ltd., one of India’s largest financial services providers. Fund investments in India remain overweight relative to the Index, due to our positive assessment of the country’s improving economic fundamentals, reduced inflationary pressures, and policy reforms that in our view could set the stage for a revival in both investment spending and domestic consumption in India.

Relative performance was also aided by an investment in China’s CSR Corp. Ltd., one of the world’s largest manufacturers of train locomotives. CSR’s share price surged on news of the company’s merger with a former competitor, China CNR. The Fund maintains an overweight in Chinese shares given our view of improved liquidity conditions and reduced credit risk in the financial sector.

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RS EMERGING MARKETS FUND

Taiwan-based technology company LARGAN Precision Co., Ltd. was another strong contributor to performance. We believe that LARGAN is positioned for solid growth potential as consumers demand more smartphones and tablets embedded with the most advanced camera lens technology.

Outlook

Despite near-term uncertainties related to oil prices and divergent monetary policies worldwide, we believe the case for investing in emerging markets remains intact. Funding costs are declining for most emerging market countries, and China and India continue with much needed reforms. At the same time, we caution that commodity market volatility, a strong U.S. dollar, and slower growth in China could contribute to downward volatility in a number of emerging markets. In our view, this creates a favorable environment in which our bottom-up stock selection can seek to identify those companies that we believe markets will reward over the long term: companies with positive earnings revisions, improving business momentum, superior earnings growth, and attractive valuation.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation, and differences in auditing standards and securities regulations, political uncertainty, and greater volatility. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. These risks are even greater when investing in emerging markets. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

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RS EMERGING MARKETS FUND

Characteristics (unaudited)

Total Net Assets: $293,693,763

Sector Allocation[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
Samsung Electronics Co. Ltd.	South Korea	3.43%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	3.41%
China Construction Bank Corp., H shares	People’s Republic of China	2.58%
Bank of China Ltd., H shares	People’s Republic of China	2.45%
China Mobile Ltd.	People’s Republic of China	2.17%
Ping An Insurance (Group) Co. of China Ltd., H shares	People’s Republic of China	2.13%
Itau Unibanco Holding S.A.	Brazil	1.71%
Banco Bradesco S.A.	Brazil	1.59%
PetroChina Co. Ltd., H shares	People’s Republic of China	1.51%
Tencent Holdings Ltd.	People’s Republic of China	1.51%
Total		22.49%

1	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. “(Gross)” index results assume the reinvestment of dividends paid on the stocks constituting the index without any deduction of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

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RS EMERGING MARKETS FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/1/97)
without sales charge	-3.54%	1.34%	-0.57%	8.53%	7.40%
with maximum sales charge	-8.10%	-0.29%	-1.53%	8.00%	7.10%
Class C Shares (8/7/00)
without sales charge	-4.25%	0.55%	-1.33%	7.69%	7.85%
with sales charge	-5.12%	0.55%	-1.33%	7.69%	7.85%
Class K Shares (5/15/01)	-3.81%	1.04%	-0.90%	8.16%	10.53%
Class Y Shares (3/10/09)	-3.18%	1.68%	-0.27%	—	13.90%
MSCI Emerging Markets Index (Gross)[1]	-1.82%	4.41%	2.11%	8.78%	6.29%	*

*	Since Class A shares inception. Since inception performance for the index is measured from 4/30/97, the month end prior to the Fund’s commencement of operations.

As of March 1, 2013, the Fund is managed by a new investment team led by Michael Reynal.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Emerging Markets Fund and the MSCI Emerging Markets Index (Gross). The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares and upon the inception of Class Y shares (3/10/09) would have the following values as of December 31, 2014: $20,983 (Class C), $21,901 (Class K) and $21,305 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS EMERGING MARKETS SMALL CAP FUND

Investment Style:

Emerging

RS Emerging Markets Small Cap Fund Commentary

Highlights

•

Small-cap stocks trading in emerging markets, as represented by the MSCI Emerging Markets Small Cap Index (Gross)[1] (the “Index”), delivered volatile performance in 2014, against a backdrop of weaker global economic growth, falling oil prices, and an appreciating U.S. dollar.

•

RS Emerging Markets Small Cap Fund (Class A Shares) (the “Fund”) returned 3.10% for the period from its inception on January 31, 2014, to December 31, 2014 (the “since inception period”), underperforming the Index, which returned 4.14% for the same period. The Fund’s performance relative to the Index was dampened in particular by stock selection in materials, energy, and consumer discretionary. Stock selection in health care, consumer staples, industrials, information technology, and utilities contributed to relative performance.

•

The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in small-capitalization emerging market companies. The Fund’s investment team employs both fundamental analysis and quantitative screening in seeking to identify emerging market companies that the investment team believes can sustain above-average earnings growth relative to their peers.

Market Overview

Emerging market equities delivered volatile performance in 2014 as investors weighed improved liquidity conditions and signs of economic reform in key markets against concerns over a less accommodative U.S. Federal Reserve, slowing economic growth in China, and falling commodity prices. The Index gained ground in the first half of 2014, supported by improved investment flows, lower funding costs, and positive domestic developments in key markets, including India’s historic election of Prime Minister Narendra Modi, who is viewed to be supportive of economic reforms. Emerging market shares encountered heightened volatility in the third quarter, however, as weakening global economic growth, Russia’s conflict with Ukraine, unrest in the Middle East, and the widening Ebola outbreak dampened investor appetite for risk. Turbulence in the currency markets also contributed to share price volatility, as differences in central bank monetary policy across the globe and an investor flight to quality drove a sharp appreciation in the U.S. dollar, especially relative to the currencies of Latin American countries and Russia.

Commodity markets were also volatile, as a slide in oil prices in the second half of the year triggered sharp declines in energy stocks. Against this backdrop, we saw a divergence in equity market performance between countries that were more dependent on commodity exports and those that were positioned to benefit from lower energy prices and a stronger U.S. dollar. In China, a net importer of oil, a surprise interest rate cut and an easing in bank capital requirements helped Chinese shares end the year on

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RS EMERGING MARKETS SMALL CAP FUND

a strong note. By contrast, economic sanctions and falling oil prices drove Russian equity prices sharply lower, while Greek shares were overshadowed by uncertainty over upcoming elections that could influence the country’s adherence to European Union austerity guidelines. Despite the recent challenges, emerging market companies in general exhibited positive signs of improving earnings expectations and economic resiliency.

For the since inception period, small-cap shares in Thailand, Turkey, India, the Philippines, and Indonesia were among the positive performers within the Index. Greece and Russia were among the weakest performing markets, with sharp declines. Commodity-dependent markets such as Colombia, the United Arab Emirates, and Malaysia also had negative performance.

Performance Update

The Fund (Class A Shares) returned 3.10% for the since inception period, underperforming the 4.14% return for the Index for the same period.

Portfolio Review

In the since inception period, the Fund’s performance relative to the Index was dampened by several investments in the consumer discretionary sector. These included South Korean gaming company Grand Korea Leisure Co., Ltd. and Merry Electronics Co., Ltd., a Taiwan-based producer of electro-acoustic products. Given our assessment of the underlying fundamentals of each company, we chose to liquidate our investment in Merry Electronics while we held onto a reduced stake in Grand Korea Leisure.

We also sold the Fund’s sole investment in Greece, financial services company Piraeus Bank SA, as we believed that political and economic uncertainty could overhang the Greek investment market in the near term. Piraeus Bank was a detractor from the Fund’s relative performance for the period.

The Fund’s relative performance benefited in particular from stock selection in Taiwan, especially in the technology area. LARGAN Precision Co., Ltd., a leading manufacturer of smartphone camera lenses, was one of the largest positive contributors to performance for the period. We believe that LARGAN is positioned for solid growth potential as consumers demand more smartphones and tablets embedded with the most advanced camera lens technology.

Stock selection in health care also aided relative performance. The Fund’s strongest positive contributors in health care included Medy-Tox, Inc. a South Korean company that is developing biotech treatments using its proprietary technologies in the microbial toxin area, and China Pioneer Pharma Holdings Ltd., one of the latest suppliers of imported pharmaceutical products and medical devices into China. While the Fund is

20	www.rsinvestments.com

RS EMERGING MARKETS SMALL CAP FUND

currently slightly underweight in China relative to the Index, we added somewhat to our Chinese market exposure later in the year given our view of improved liquidity conditions and reduced credit risk in the financial sector.

Outlook

Despite near-term uncertainties related to oil prices and divergent monetary policy worldwide, we believe the case for investing in emerging markets remains intact. Funding costs are declining for most emerging market countries, and China and India continue with much needed reforms. At the same time, we caution that commodity market volatility, a strong U.S. dollar and slower growth in China could contribute to downward volatility in a number of emerging markets. In our view, this creates a favorable environment in which our bottom-up stock selection can seek to identify those small-cap companies that we believe markets will reward over the long term: small-cap companies with positive earnings revisions, improving business momentum, superior earnings growth, and attractive valuation.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation, and differences in auditing standards and securities regulations, political uncertainty, and greater volatility. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. These risks are even greater when investing in emerging markets. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

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RS EMERGING MARKETS SMALL CAP FUND

Characteristics (unaudited)

Total Net Assets: $27,834,138

Sector Allocation[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
Yes Bank Ltd.	India	2.31%
Thai Union Frozen Products PCL (Reg F)	Thailand	2.08%
Sound Global Ltd.	Hong Kong	2.06%
King Slide Works Co. Ltd.	Taiwan	1.88%
Novatek Microelectronics Corp.	Taiwan	1.75%
Medy-Tox, Inc.	South Korea	1.72%
AcBel Polytech, Inc.	Taiwan	1.72%
Advantech Co. Ltd.	Taiwan	1.72%
Shenzhen International Holdings Ltd.	People’s Republic of China	1.57%
ASPEED Technology, Inc.	Taiwan	1.54%
Total		18.35%

1	The MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure equity performance of small-capitalization companies in emerging markets countries. “(Gross)” index results assume the reinvestment of dividends paid on the stocks constituting the index without any deduction of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

22	www.rsinvestments.com

RS EMERGING MARKETS SMALL CAP FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception*
Class A Shares (1/31/14)
without sales charge	—	—	—	—	3.10%
with maximum sales charge	—	—	—	—	-1.81%
Class C Shares (1/31/14)
without sales charge	—	—	—	—	2.30%
with sales charge	—	—	—	—	1.30%
Class Y Shares (1/31/14)	—	—	—	—	3.45%
MSCI Emerging Markets Small Cap Index (Gross)[1]	—	—	—	—	4.14%

Performance quoted represents past performance and does not guarantee or predict future results.

*	Since inception returns are not annualized and represent cumulative total returns.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 1/31/14 in Class A shares of RS Emerging Markets Small Cap Fund and the MSCI Emerging Markets Small Cap Index (Gross). The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made on 1/31/14 in Class C shares and Class Y shares would have the following values as of December 31, 2014: $10,130 (Class C) and $10,345 (Class Y). While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS CHINA FUND

Investment Style:

China

RS China Fund Commentary

Effective March 1, 2013, Michael Reynal became portfolio manager of RS China Fund. Mr. Reynal is supported by the Emerging Markets Team at RS Investment Management Co. LLC, the Fund’s investment adviser.

Highlights

•

Chinese equities, as represented by the MSCI China Index (Gross)[1] (the “Index”), delivered strong positive performance in a volatile year as investor optimism over Chinese financial market reforms helped to offset concerns over slowing economic growth.

•

RS China Fund (Class A Shares) (the “Fund”) returned 6.88% for the twelve-month period ended December 31, 2014, underperforming a 8.26% return by the Index and a 8.06% return by the MSCI Golden Dragon Index (Gross).[2] Stock selection in the consumer discretionary, industrials, energy, telecommunications services, and consumer staples sectors hindered performance relative to the Index. Stock selection in the utilities, health care, information technology, financials, and materials sectors aided relative performance.

•

The Fund seeks long-term capital appreciation. The Fund’s investment team employs both fundamental analysis and quantitative screening in seeking to identify Chinese companies that the investment team believes can sustain above-average earnings growth relative to their peers, with valuation serving as an integral part of the process.

Market Overview

Chinese equity market performance started out 2014 on a sluggish note, as investor concerns over weak economic data and local bond defaults weighed on share price performance. Chinese equities proved more resilient in the second quarter, however, as investors welcomed news of better-than-expected manufacturing activity that reflected the impact of targeted government stimulus measures earlier in the year. Falling energy prices proved a net positive for the Chinese equity market in the second half of the year. Investors were also encouraged by the prospect of government-backed economic reforms that may include additional liberalization of interest rates, currency exchange rates, and tax regulations. Nonetheless, the Chinese economy continued to show signs of slowing, and most economists now believe that Chinese GDP will fall short of the 7.5% government growth target for 2014, the first such shortfall since the country’s 1998 financial crisis. Responding to weakening economic fundamentals, the People’s Bank of China (PBOC) announced a surprise November interest rate cut aimed to bolster economic activity. In late December, the Chinese government eased restrictions on foreign exchange holdings of Chinese banks, a change that could spur more lending and improved liquidity, and which triggered a jump in Chinese financials stocks late in the year.

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RS CHINA FUND

Against this backdrop, financials, information technology, and telecommunication services were the strongest performing sectors of the Chinese equity market for 2014. Consumer staples and energy were the weakest performing sectors, delivering double-digit declines for the Index.

Performance Update

The Fund (Class A Shares) returned 6.88% for the twelve-month period ended December 31, 2014, underperforming the Index, which returned 8.26%, and the MSCI Golden Dragon Index (Gross), which returned 8.06%.

Portfolio Review

In a volatile year for Chinese equities, the Fund’s performance relative to the Index was hindered by stock selection in the industrials sector. The largest detractor in the industrials area was Jiangnan Group Ltd., a supplier of wires and cables used in domestic electrical power transmission.

Economic concerns also weighed on a number of the Fund’s consumer discretionary investments. These included China Lilang Ltd., a manufacturer and wholesaler of branded menswear.

While relative performance benefited from the Fund’s underweight in the energy sector, stock selection in this area was detrimental to performance. The Fund’s largest detractor in the energy sector was Hilong Holding Ltd., an investment holding company with interests in oilfield equipment and services businesses. We sold the stock, as we further scaled back the Fund’s underweight position in energy.

On a positive note, stock selection in the utilities sector aided relative results, supported by strong share price performance by Huadian Fuxin Energy Corp. Ltd., a diversified utility focused on clean energy generation. We sold the investment as we believed that lower oil prices could change the economics for the clean energy market, at least in the near term.

Stock selection in health care was also beneficial to performance, due in part to an overweight investment in Sihuan Pharmaceutical Holdings Group Ltd., a pharmaceuticals company with the largest cardio-cerebral vascular drug franchise in China. The company delivered strong share price performance in 2014, aided by improving sales across the company’s product portfolio. Following its strong advance, we chose to take our profits, liquidating our investment while we sought what we believed to be more attractively valued investment opportunities elsewhere.

Relative performance was also assisted by several financial sector investments, including Hong Kong-based insurer China Taiping Insurance Holdings Co., Ltd. We added modestly to the Fund’s financial sector exposure later in the year given our view of improved liquidity conditions and reduced credit risk in the financial sector.

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RS CHINA FUND

Outlook

Looking ahead, we remain cautiously optimistic on the near-term outlook for Chinese economic growth, due in part to recent financial market reforms, lower Chinese interest rates, and reduced energy costs. We also remain cautiously optimistic on prospects for economic reform. In particular, we believe that the start of the Shanghai-Hong Kong Stock Connect program, designed to permit mutual stock market access between mainland China and Hong Kong, could increase investor interest in China while also improving investor sentiment for the Hong Kong-listed Chinese companies. In light of our near-term uncertain outlook for China, our focus will likely remain on economic sectors — including information technology, health care, and telecommunications services — that we believe will benefit most from government reforms while also outperforming the broader market.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation, and differences in auditing standards and securities regulations, political uncertainty, and greater volatility. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

26	www.rsinvestments.com

RS CHINA FUND

Characteristics (unaudited)

Total Net Assets: $30,197,867

Sector Allocation[3]

Top Ten Holdings[3]

Holding	Country	% of Total Net Assets
China Construction Bank Corp., H shares	People’s Republic of China	8.90%
Tencent Holdings Ltd.	People’s Republic of China	7.75%
China Mobile Ltd.	People’s Republic of China	5.25%
Bank of China Ltd., H shares	People’s Republic of China	4.67%
Ping An Insurance (Group) Co. of China Ltd., H shares	People’s Republic of China	3.87%
PetroChina Co. Ltd., H shares	People’s Republic of China	3.77%
China Merchants Bank Co. Ltd., H shares	People’s Republic of China	3.36%
Industrial & Commercial Bank of China Ltd., H shares	People’s Republic of China	3.17%
China Overseas Land & Investment Ltd.	People’s Republic of China	2.75%
China CITIC Bank Corp. Ltd., H shares	People’s Republic of China	2.65%
Total		46.14%

1	The MSCI China Index is a free float-adjusted market-capitalization-weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges. “(Gross)” index results assume the reinvestment of dividends paid on the stocks constituting the index without any deduction of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses. Effective May 1, 2013, RS Greater China Fund was renamed “RS China Fund” and, in connection with this change, the Fund’s index was changed from the MSCI Golden Dragon Index to the MSCI China Index, which is a more appropriate comparative, broad-based market index for the Fund.
2	The MSCI Golden Dragon Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The MSCI Golden Dragon Index consists of the following country indices: China, Hong Kong and Taiwan. “(Gross)” index results assume the reinvestment of dividends paid on the stocks constituting the index without any deduction of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

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RS CHINA FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/16/11)
without sales charge	6.88%	14.46%	—	—	3.55%
with maximum sales charge	1.84%	12.64%	—	—	2.17%
Class C Shares (5/16/11)
without sales charge	5.99%	13.70%	—	—	2.72%
with sales charge	4.99%	13.70%	—	—	2.72%
Class K Shares (5/16/11)	6.36%	14.06%	—	—	3.12%
Class Y Shares (5/16/11)	7.19%	14.83%	—	—	3.90%
MSCI China Index (Gross)[1]	8.26%	11.48%	—	—	3.11%
MSCI Golden Dragon Index (Gross)[2]	8.06%	12.44%	—	—	3.96%

Performance quoted represents past performance and does not guarantee or predict future results.

As of March 1, 2013, the Fund is managed by a new investment team led by Michael Reynal.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 5/16/11 in Class A shares of RS China Fund, the MSCI China Index (Gross), and the MSCI Golden Dragon Index (Gross). The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made on 5/16/11 in Class C shares, Class K shares and Class Y shares would have the following values as of December 31, 2014: $11,024 (Class C), $11,180 (Class K) and $11,488 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2014. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any mention of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security identified herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double-digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800.766.3863 and is periodically updated on our website: www.rsinvestments.com.

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UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014, to December 31, 2014, unless otherwise indicated. The following tables show the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

30	www.rsinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14-12/31/14	Expense Ratio During Period 7/1/14-12/31/14
RS International Fund	Class A	$1,000.00	$919.70	$6.77	1.40%
	Class C	$1,000.00	$913.80	$12.49	2.59%
	Class K	$1,000.00	$916.70	$9.47	1.96%
	Class Y	$1,000.00	$920.80	$5.57	1.15%
RS Global Fund	Class A	$1,000.00	$993.30	$7.08	1.41%
	Class C	$1,000.00	$989.00	$10.93	2.18%
	Class K	$1,000.00	$990.40	$9.13	1.82%
	Class Y	$1,000.00	$995.00	$5.53	1.10%
RS Emerging Markets Fund	Class A	$1,000.00	$928.60	$8.07	1.66%
	Class C	$1,000.00	$925.10	$11.94	2.45%
	Class K	$1,000.00	$927.20	$9.33	1.92%
	Class Y	$1,000.00	$930.30	$6.18	1.27%
RS Emerging Markets Small Cap Fund	Class A	$1,000.00	$937.30	$9.03	1.85%
	Class C	$1,000.00	$933.40	$13.01	2.67%
	Class Y	$1,000.00	$938.70	$7.38	1.51%
RS China Fund	Class A	$1,000.00	$1,082.40	$9.19	1.75%
	Class C	$1,000.00	$1,077.70	$13.09	2.50%
	Class K	$1,000.00	$1,080.30	$11.22	2.14%
	Class Y	$1,000.00	$1,084.50	$7.46	1.42%
Based on Hypothetical Return (5% Return Before Expenses)
RS International Fund	Class A	$1,000.00	$1,018.15	$7.12	1.40%
	Class C	$1,000.00	$1,012.15	$13.14	2.59%
	Class K	$1,000.00	$1,015.32	$9.96	1.96%
	Class Y	$1,000.00	$1,019.41	$5.85	1.15%
RS Global Fund	Class A	$1,000.00	$1,018.10	$7.17	1.41%
	Class C	$1,000.00	$1,014.22	$11.07	2.18%
	Class K	$1,000.00	$1,016.03	$9.25	1.82%
	Class Y	$1,000.00	$1,019.66	$5.60	1.10%
RS Emerging Markets Fund	Class A	$1,000.00	$1,016.84	$8.44	1.66%
	Class C	$1,000.00	$1,012.80	$12.48	2.45%
	Class K	$1,000.00	$1,015.53	$9.75	1.92%
	Class Y	$1,000.00	$1,018.80	$6.46	1.27%
RS Emerging Markets Small Cap Fund	Class A	$1,000.00	$1,015.88	$9.40	1.85%
	Class C	$1,000.00	$1,011.75	$13.54	2.67%
	Class Y	$1,000.00	$1,017.59	$7.68	1.51%
RS China Fund	Class A	$1,000.00	$1,016.38	$8.89	1.75%
	Class C	$1,000.00	$1,012.60	$12.68	2.50%
	Class K	$1,000.00	$1,014.42	$10.87	2.14%
	Class Y	$1,000.00	$1,018.05	$7.22	1.42%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Financial Information

Year-Ended December 31, 2014

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL FUND

December 31, 2014	Shares	Value
Common Stocks – 96.4%
Australia – 5.6%
Australia & New Zealand Banking Group Ltd.	7,475	$194,499
BHP Billiton Ltd.	16,048	379,417
Commonwealth Bank of Australia	3,138	218,024
CSL Ltd.	5,729	402,438
Macquarie Group Ltd.	3,656	172,405
Westpac Banking Corp.	5,642	151,746
Woodside Petroleum Ltd.	9,591	296,624

		1,815,153
Belgium – 0.8%
Melexis N.V.	5,549	251,089

		251,089
Denmark – 3.2%
Coloplast A/S, Class B	4,352	364,195
Pandora A/S	3,798	307,855
Royal Unibrew A/S(1)	2,046	358,670

		1,030,720
France – 5.7%
Cap Gemini S.A.	5,118	366,024
Cie Generale des Etablissements Michelin	3,306	298,422
Natixis S.A.	44,206	291,698
Orange S.A.	17,107	290,934
Pernod Ricard S.A.	2,797	310,852
Unibail-Rodamco SE	1,142	292,964

		1,850,894
Germany – 7.0%
Allianz SE (Reg S)	2,962	490,585
Bayer AG (Reg S)	3,634	495,345
Daimler AG (Reg S)	6,613	549,237
Drillisch AG	5,962	211,909
HeidelbergCement AG	5,431	383,319
SAP SE	1,984	138,539

		2,268,934
Hong Kong – 4.0%
BOC Hong Kong Holdings Ltd.	107,000	355,852
Cheung Kong Holdings Ltd.	19,000	318,678
Power Assets Holdings Ltd.	40,500	391,294
SmarTone Telecommunications Holdings Ltd.	136,243	228,029

		1,293,853

34	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL FUND

December 31, 2014	Shares	Value
Italy – 1.1%
Enel S.p.A.	79,082	$352,509

		352,509
Japan – 19.4%
Alps Electric Co. Ltd.	8,400	158,780
Asahi Kasei Corp.	38,000	346,652
Astellas Pharma, Inc.	30,000	417,663
Brother Industries Ltd.	18,500	335,356
Central Japan Railway Co.	3,400	509,579
Chubu Electric Power Co., Inc.(1)	15,300	179,791
Daito Trust Construction Co. Ltd.	2,800	317,626
Dowa Holdings Co. Ltd.	21,999	174,782
Fujitsu Ltd.	68,000	362,553
Hoya Corp.	11,300	382,220
Mitsubishi Electric Corp.	32,000	380,098
Mitsubishi UFJ Financial Group, Inc.	57,000	313,171
Nippon Telegraph & Telephone Corp.	2,900	148,139
Obic Co. Ltd.	8,100	262,842
Rohto Pharmaceutical Co. Ltd.	19,380	242,133
SoftBank Corp.	1,900	113,094
Sumitomo Mitsui Financial Group, Inc.	7,805	282,172
Toyota Motor Corp.	15,500	965,919
Tsuruha Holdings, Inc.	3,588	207,613
United Urban Investment Corp.	130	204,636

		6,304,819
Netherlands – 3.8%
Heineken N.V.	5,229	371,299
ING Groep N.V., CVA(1)	9,820	126,871
PostNL N.V.(1)	18,393	68,360
Wolters Kluwer N.V.	22,142	675,668

		1,242,198
New Zealand – 0.6%
Fisher & Paykel Healthcare Corp. Ltd.	39,314	191,352

		191,352
Norway – 0.7%
Statoil ASA	12,810	225,544

		225,544
People’s Republic of China – 1.9%
Alibaba Group Holding Ltd., ADR(1)	1,822	189,379
Zhuzhou CSR Times Electric Co. Ltd., H shares	71,000	412,468

		601,847

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	35

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL FUND

December 31, 2014	Shares	Value
Singapore – 0.7%
DBS Group Holdings Ltd.	15,000	$232,220

		232,220
Spain – 2.5%
Banco Santander S.A.	61,419	515,496
Ferrovial S.A.	15,534	307,079

		822,575
Sweden – 3.6%
Intrum Justitia AB	18,890	559,475
Skandinaviska Enskilda Banken AB, Class A	24,861	315,699
Swedbank AB, Class A	12,075	299,592

		1,174,766
Switzerland – 13.6%
Actelion Ltd. (Reg S)(1)	2,741	315,547
Bossard Holding AG, Class A (Reg S)(1)	1,982	216,679
Nestle S.A. (Reg S)	8,605	627,313
Novartis AG (Reg S)	8,280	767,916
Roche Holding AG	4,276	1,158,549
Swiss Life Holding AG (Reg S)(1)	1,155	272,986
Swisscom AG (Reg S)	1,100	577,211
U-Blox AG(1)	1,364	186,682
Zurich Insurance Group AG(1)	961	300,315

		4,423,198
United Kingdom – 22.2%
Aviva PLC	27,098	203,598
British American Tobacco PLC	14,042	760,949
BT Group PLC	66,656	414,604
Croda International PLC	5,515	227,628
Diageo PLC	12,752	365,307
Experian PLC	27,446	462,656
GlaxoSmithKline PLC	19,589	420,255
HSBC Holdings PLC	42,535	401,946
Lloyds Banking Group PLC(1)	87,797	103,272
National Grid PLC	24,422	346,531
Next PLC	3,087	327,398
Reed Elsevier PLC	34,108	582,632
Rio Tinto PLC	3,653	168,393
Royal Dutch Shell PLC, Class A	19,385	646,933
Royal Dutch Shell PLC, Class B	10,486	362,302
Sky PLC	13,842	193,183
Smith & Nephew PLC	22,832	411,719

36	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL FUND

December 31, 2014	Shares	Value
United Kingdom (continued)
The British Land Co. PLC	34,786	$419,472
Vodafone Group PLC	108,180	370,909

		7,189,687
Total Common Stocks (Cost $31,701,782)		31,271,358

	Shares	Value
Exchange-Traded Funds – 1.0%
iShares MSCI EAFE ETF	5,294	322,087
Total Exchange-Traded Funds (Cost $330,125)		322,087

	Principal Amount	Value
Repurchase Agreements – 2.0%

Fixed Income Clearing Corp. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $644,000, due 1/2/2015(2)	$644,000	644,000
Total Repurchase Agreements (Cost $644,000)		644,000
Total Investments - 99.4% (Cost $32,675,907)		32,237,445
Other Assets, Net - 0.6%		192,485
Total Net Assets - 100.0%		$32,429,930

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.625%	12/31/2019	$659,175

Legend:

ADR – American Depositary Receipt.

CVA – Certificaten Van Aandelen (Certificate of Shares).

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	37

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL FUND

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks:
Australia	$—	$1,815,153	*	$—	$1,815,153
Belgium	—	251,089	*	—	251,089
Denmark	—	1,030,720	*	—	1,030,720
France	—	1,850,894	*	—	1,850,894
Germany	—	2,268,934	*	—	2,268,934
Hong Kong	—	1,293,853	*	—	1,293,853
Italy	—	352,509	*	—	352,509
Japan	—	6,304,819	*	—	6,304,819
Netherlands	—	1,242,198	*	—	1,242,198
New Zealand	—	191,352	*	—	191,352
Norway	—	225,544	*	—	225,544
People’s Republic of China	601,847	—		—	601,847
Singapore	—	232,220	*	—	232,220
Spain	—	822,575	*	—	822,575
Sweden	—	1,174,766	*	—	1,174,766
Switzerland	—	4,423,198	*	—	4,423,198
United Kingdom	—	7,189,687	*	—	7,189,687

Exchange-Traded Funds	322,087	—		—	322,087

Repurchase Agreements	—	644,000		—	644,000

Total	$923,934	$31,313,511		$—	$32,237,445

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See 1a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

38	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL FUND

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities

Balance as of 12/31/2013	$641,850

Change in unrealized appreciation/depreciation	(42,574)

Net realized gain	45,351

Purchases	—

Sales	(644,627)

Transfers into/out of Level 3	—

Balance as of 12/31/2014	$—

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	39

SCHEDULE OF INVESTMENTS — RS GLOBAL FUND

December 31, 2014	Shares	Value
Common Stocks – 100.0%
Australia – 3.1%
Australia & New Zealand Banking Group Ltd.	4,209	$109,518
BHP Billiton Ltd.	13,443	317,828
CSL Ltd.	4,478	314,560
Macquarie Group Ltd.	5,109	240,924
Woodside Petroleum Ltd.	8,418	260,346

		1,243,176
Belgium – 0.5%
Melexis N.V.	4,608	208,509

		208,509
Canada – 2.9%
Canadian Tire Corp. Ltd., Class A	4,930	520,837
Magna International, Inc.	3,650	395,506
Whitecap Resources, Inc.	24,355	239,818

		1,156,161
Denmark – 0.4%
Pandora A/S	2,128	172,489

		172,489
Finland – 0.7%
Orion Oyj, Class B	9,023	280,620

		280,620
France – 2.5%
Cap Gemini S.A.	4,290	306,808
Cie Generale des Etablissements Michelin	2,586	233,430
Natixis S.A.	29,619	195,445
Pernod Ricard S.A.	2,530	281,178

		1,016,861
Germany – 2.6%
Allianz SE (Reg S)	1,301	215,479
Daimler AG (Reg S)	3,362	279,228
Drillisch AG	5,873	208,746
Hannover Rueck SE	1,575	142,083
HeidelbergCement AG	2,790	196,918

		1,042,454
Hong Kong – 3.0%
BOC Hong Kong Holdings Ltd.	106,000	352,526
Cheung Kong Holdings Ltd.	14,000	234,815
CNOOC Ltd.	223,957	302,828
SmarTone Telecommunications Holdings Ltd.	199,500	333,902

		1,224,071

40	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL FUND

December 31, 2014	Shares	Value
India – 0.6%
ICICI Bank Ltd.	39,969	$221,890

		221,890
Italy – 0.6%
Enel S.p.A.	52,527	234,140

		234,140
Japan – 8.2%
Alps Electric Co. Ltd.	5,200	98,292
As One Corp.	6,879	179,521
Astellas Pharma, Inc.	20,900	290,972
Central Japan Railway Co.	1,500	224,814
Dowa Holdings Co. Ltd.	32,200	255,830
Hoya Corp.	10,100	341,631
Nishio Rent All Co. Ltd.	4,606	151,637
Obic Co. Ltd.	7,300	236,883
Resona Holdings, Inc.	69,096	349,039
SoftBank Corp.	900	53,571
Sumitomo Mitsui Financial Group, Inc.	3,699	133,729
Tokyo Gas Co. Ltd.	12,000	64,748
Toyota Motor Corp.	10,400	648,100
Tsuruha Holdings, Inc.	4,600	266,170

		3,294,937
Mexico – 2.0%
Gruma S.A.B. de C.V., Class B	40,297	430,918
Promotora y Operadora de Infraestructura S.A.B. de C.V.(1)	29,800	359,327

		790,245
Netherlands – 1.1%
Heineken N.V.	4,112	291,983
PostNL N.V.(1)	41,507	154,266

		446,249
New Zealand – 0.9%
Fisher & Paykel Healthcare Corp. Ltd.	71,627	348,627

		348,627
People’s Republic of China – 2.3%
Alibaba Group Holding Ltd., ADR(1)	2,315	240,621
Guangdong Investment Ltd.	174,000	226,177
Zhuzhou CSR Times Electric Co. Ltd., H shares	81,500	473,467

		940,265
Singapore – 1.4%
Avago Technologies Ltd.	4,285	431,028
DBS Group Holdings Ltd.	8,000	123,851

		554,879

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	41

SCHEDULE OF INVESTMENTS — RS GLOBAL FUND

December 31, 2014	Shares	Value
South Africa – 0.5%
Omnia Holdings Ltd.	13,020	$203,980

		203,980
Spain – 1.3%
Banco Santander S.A.	21,194	177,883
Gas Natural SDG S.A.	7,428	186,596
Zeltia S.A.(1)	43,759	140,806

		505,285
Sweden – 1.2%
Nolato AB, Class B	7,899	179,376
Swedbank AB, Class A	11,830	293,513

		472,889
Switzerland – 7.6%
Actelion Ltd. (Reg S)(1)	1,919	220,917
Bossard Holding AG, Class A (Reg S)(1)	2,189	239,310
Nestle S.A. (Reg S)	5,304	386,667
Novartis AG (Reg S)	6,275	581,965
Novartis AG, ADR	3,000	277,980
Roche Holding AG	2,306	624,793
Swisscom AG (Reg S)	1,027	538,905
U-Blox AG(1)	1,450	198,452

		3,068,989
Taiwan – 1.0%
Cathay Financial Holding Co. Ltd.	269,862	398,758

		398,758
United Kingdom – 7.7%
British American Tobacco PLC	12,863	697,058
BT Group PLC	48,173	299,639
GlaxoSmithKline PLC	1,878	40,290
HSBC Holdings PLC	23,284	220,028
Lloyds Banking Group PLC(1)	82,444	96,976
Northgate PLC	22,572	213,994
Rio Tinto PLC	2,948	135,894
Severn Trent PLC	7,287	227,276
Sky PLC	11,562	161,363
The British Land Co. PLC	27,621	333,072
Vodafone Group PLC	102,100	350,063
Whitbread PLC	4,324	320,003

		3,095,656
United States – 47.9%
Ameriprise Financial, Inc.	4,794	634,007
Amgen, Inc.	4,020	640,346

42	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL FUND

December 31, 2014	Shares	Value
United States (continued)
Apple, Inc.	11,261	$1,242,989
Biogen Idec, Inc.(1)	1,218	413,450
Celgene Corp.(1)	4,334	484,801
Cisco Systems, Inc.	18,733	521,058
Colgate-Palmolive Co.	14,500	1,003,255
DIRECTV(1)	7,069	612,882
Dollar Tree, Inc.(1)	9,742	685,642
Domino’s Pizza, Inc.	7,310	688,383
Eli Lilly & Co.	10,292	710,045
EOG Resources, Inc.	3,830	352,628
Facebook, Inc., Class A(1)	4,800	374,496
Fifth Third Bancorp	19,531	397,944
Gilead Sciences, Inc.(1)	4,724	445,284
Google, Inc., Class C(1)	722	380,061
Hess Corp.	5,437	401,359
Johnson & Johnson	8,308	868,768
JPMorgan Chase & Co.	5,153	322,475
Marathon Oil Corp.	9,111	257,750
Microsoft Corp.	19,504	905,961
Murphy Oil Corp.	6,305	318,529
Phillips 66	4,409	316,125
Prudential Financial, Inc.	5,828	527,201
Public Service Enterprise Group, Inc.	11,500	476,215
Quaker Chemical Corp.	3,001	276,212
Ross Stores, Inc.	5,744	541,429
Sanderson Farms, Inc.	3,940	331,059
Simon Property Group, Inc.	3,420	622,816
Texas Instruments, Inc.	9,800	523,957
The Progressive Corp.	17,400	469,626
The TJX Cos., Inc.	10,400	713,232
Walgreens Boots Alliance, Inc.	4,900	373,380
Wells Fargo & Co.	12,364	677,795
Westlake Chemical Corp.	7,070	431,906
Yahoo!, Inc.(1)	5,720	288,917

		19,231,983
Total Common Stocks (Cost $35,270,411)		40,153,113

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	43

SCHEDULE OF INVESTMENTS — RS GLOBAL FUND

December 31, 2014	Shares	Value
Preferred Stocks – 0.1%
Brazil – 0.1%
Companhia Energetica de Minas Gerais	12,555	$62,062

		62,062
Total Preferred Stocks (Cost $81,674)		62,062

	Principal Amount	Value
Repurchase Agreements – 0.3%

Fixed Income Clearing Corp. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $123,000, due 1/2/2015(2)	$123,000	123,000
Total Repurchase Agreements (Cost $123,000)		123,000
Total Investments - 100.4% (Cost $35,475,085)		40,338,175
Other Liabilities, Net - (0.4)%		(179,175)
Total Net Assets - 100.0%		$40,159,000

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	3.625%	2/15/2020	$127,506

Legend:

ADR – American Depositary Receipt.

44	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL FUND

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks:
Australia	$—	$1,243,176	*	$—	$1,243,176
Belgium	—	208,509	*	—	208,509
Canada	1,156,161	—		—	1,156,161
Denmark	—	172,489	*	—	172,489
Finland	—	280,620	*	—	280,620
France	—	1,016,861	*	—	1,016,861
Germany	—	1,042,454	*	—	1,042,454
Hong Kong	—	1,224,071	*	—	1,224,071
India	—	221,890	*	—	221,890
Italy	—	234,140	*	—	234,140
Japan	—	3,294,937	*	—	3,294,937
Mexico	790,245	—		—	790,245
Netherlands	—	446,249	*	—	446,249
New Zealand	—	348,627	*	—	348,627
People’s Republic of China	940,265	—		—	940,265
Singapore	431,028	123,851	*	—	554,879
South Africa	—	203,980	*	—	203,980
Spain	—	505,285	*	—	505,285
Sweden	—	472,889	*	—	472,889
Switzerland	277,980	2,791,009	*	—	3,068,989
Taiwan	—	398,758	*	—	398,758
United Kingdom	—	3,095,656	*	—	3,095,656
United States	19,231,983	—		—	19,231,983

Preferred Stocks:
Brazil	62,062	—		—	62,062

Repurchase Agreements	—	123,000		—	123,000

Total	$22,889,724	$17,448,451		$—	$40,338,175

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See 1a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	45

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

December 31, 2014	Shares	Value
Common Stocks – 94.2%
Argentina – 0.5%
YPF S.A., ADR	51,264	$1,356,958

		1,356,958
Brazil – 4.4%
BB Seguridade Participacoes S.A.	174,700	2,108,108
Cia Paranaense de Energia, ADR	192,076	2,529,641
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	288,600	1,200,781
Estacio Participacoes S.A.	100,600	914,491
JBS S.A.	319,500	1,346,174
Petroleo Brasileiro S.A., ADR	168,376	1,229,145
Sao Martinho S.A.	83,208	1,134,711
Ser Educacional S.A.	98,800	1,099,801
Ultrapar Participacoes S.A., ADR	71,273	1,359,176

		12,922,028
Chile – 0.8%
Enersis S.A., ADR	150,240	2,408,347

		2,408,347
Hong Kong – 1.0%
China Animal Healthcare Ltd.	1,491,000	1,030,029
Sound Global Ltd.(1)	1,778,000	2,055,136

		3,085,165
India – 8.1%
Bank of Baroda	168,035	2,872,498
Bharat Petroleum Corp. Ltd.	150,582	1,534,852
HCL Technologies Ltd.	110,791	2,810,517
ICICI Bank Ltd., ADR	228,608	2,640,422
Idea Cellular Ltd.	796,204	1,928,740
Lupin Ltd.	108,998	2,464,366
Oil & Natural Gas Corp. Ltd.	255,569	1,373,930
Raymond Ltd.	161,028	1,278,021
Tata Motors Ltd., ADR	89,572	3,787,104
Yes Bank Ltd.	254,416	3,087,338

		23,777,788
Indonesia – 2.3%
PT Bank Negara Indonesia (Persero) Tbk	5,764,200	2,824,425
PT Gudang Garam Tbk	568,100	2,783,076
PT Telekomunikasi Indonesia (Persero) Tbk	4,685,500	1,076,862

		6,684,363

46	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS FUND

December 31, 2014	Shares	Value
Malaysia – 1.5%
AirAsia Bhd	1,377,100	$1,071,275
Tenaga Nasional Bhd	874,981	3,446,071

		4,517,346
Mexico – 5.2%
America Movil S.A.B. de C.V., ADR, Series L	108,881	2,414,981
Banregio Grupo Financiero S.A.B. de C.V.	196,500	989,442
Gruma S.A.B. de C.V., Class B	216,955	2,320,020
Grupo Financiero Inbursa S.A.B. de C.V., Class O	903,400	2,343,344
Grupo Financiero Interacciones S.A. de C.V., Class O	115,500	782,774
Grupo Mexico S.A.B. de C.V., Series B	636,106	1,844,885
Grupo Televisa S.A.B., ADR	84,886	2,891,217
Promotora y Operadora de Infraestructura S.A.B. de C.V.(1)	140,400	1,692,936

		15,279,599
People’s Republic of China – 23.2%
Baidu, Inc., ADR(1)	10,910	2,487,153
Bank of China Ltd., H shares	12,846,000	7,210,062
China Construction Bank Corp., H shares	9,307,857	7,578,625
China Minsheng Banking Corp. Ltd., H shares	1,455,500	1,902,806
China Mobile Ltd.	542,840	6,372,198
China Unicom Hong Kong Ltd.	2,432,000	3,252,949
Chongqing Changan Automobile Co. Ltd., Class B	1,218,374	2,758,944
CSR Corp. Ltd., H shares	3,039,000	4,091,372
Datang International Power Generation Co. Ltd., H shares	4,298,000	2,320,681
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., H shares(2)(3)	680,000	2,052,772
iKang Healthcare Group, Inc., ADR(1)	80,256	1,207,050
Jiangxi Copper Co. Ltd., H shares	1,037,000	1,764,659
New China Life Insurance Co. Ltd., H shares	879,700	4,419,825
PetroChina Co. Ltd., H shares	4,000,000	4,430,020
Ping An Insurance (Group) Co. of China Ltd., H shares	618,500	6,254,731
Shenzhen International Holdings Ltd.	1,964,000	2,863,777
Sinotrans Ltd., H shares	2,195,000	1,458,660
Tencent Holdings Ltd.	305,515	4,420,473
YY, Inc., ADR(1)	18,840	1,174,486

		68,021,243
Peru – 0.8%
Credicorp Ltd.	15,346	2,458,122

		2,458,122

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	47

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

December 31, 2014	Shares	Value
Philippines – 1.4%
BDO Unibank, Inc.	964,610	$2,359,697
Universal Robina Corp.	394,430	1,719,670

		4,079,367
Poland – 1.4%
Bank Zachodni WBK S.A.	19,513	2,057,651
Tauron Polska Energia S.A.	1,574,296	2,226,009

		4,283,660
Qatar – 0.8%
Al Meera Consumer Goods Co.	41,288	2,245,769

		2,245,769
Russia – 2.5%
Gazprom OAO, ADR	139,102	630,132
Lukoil OAO, ADR	63,778	2,445,886
MMC Norilsk Nickel OJSC, ADR	101,892	1,448,904
Sberbank of Russia, ADR	379,300	1,511,366
X5 Retail Group N.V., GDR (Reg S)(1)	115,857	1,413,456

		7,449,744
South Africa – 6.0%
Astral Foods Ltd.	148,663	2,247,728
Barclays Africa Group Ltd.	145,281	2,271,745
MMI Holdings Ltd.	1,003,422	2,602,901
Naspers Ltd., N shares	32,006	4,140,140
Sanlam Ltd.	418,534	2,518,436
Sasol Ltd.	42,384	1,581,892
Telkom S.A. SOC Ltd.(1)	355,771	2,138,304

		17,501,146
South Korea – 15.8%
BS Financial Group, Inc.	167,939	2,211,036
CJ CheilJedang Corp.	7,652	2,132,319
Daewoo Securities Co. Ltd.(1)	169,030	1,493,705
Hanssem Co. Ltd.	11,508	1,196,178
KB Financial Group, Inc.	105,464	3,448,042
KCC Corp.	3,944	1,859,411
Kia Motors Corp.	61,145	2,905,365
Korea Electric Power Corp.	67,204	2,589,571
LG Chem Ltd.	7,487	1,224,293
LG Display Co. Ltd.	120,383	3,651,139
POSCO, ADR	47,669	3,041,759
Samkee Automotive Co. Ltd.	270,942	999,356
Samsung C&T Corp.	54,371	3,036,647
Samsung Electronics Co. Ltd.	8,369	10,061,580

48	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS FUND

December 31, 2014	Shares	Value
South Korea (continued)
SK Hynix, Inc.	82,583	$3,529,219
SK Telecom Co. Ltd.	5,350	1,308,571
Wonik IPS Co. Ltd.(1)	148,449	1,865,011

		46,553,202
Taiwan – 12.3%
AcBel Polytech, Inc.	1,693,000	1,870,502
Advantech Co. Ltd.	220,000	1,615,102
CTBC Financial Holding Co. Ltd.	2,831,117	1,831,585
Fubon Financial Holding Co. Ltd.	1,578,000	2,511,747
Hon Hai Precision Industry Co. Ltd.	523,680	1,446,149
Hota Industrial Manufacturing Co. Ltd.	943,000	1,651,401
Largan Precision Co. Ltd.	26,000	1,946,262
MPI Corp.	388,000	1,417,867
Namchow Chemical Industrial Co. Ltd.	888,000	1,544,771
Novatek Microelectronics Corp.	490,000	2,738,168
Pou Chen Corp.	954,000	1,150,392
Primax Electronics Ltd.	1,647,000	1,997,114
Taiwan Cement Corp.	1,480,000	2,023,251
Taiwan Mobile Co. Ltd.	684,000	2,258,523
Taiwan Semiconductor Manufacturing Co. Ltd.	2,270,998	10,004,817

		36,007,651
Thailand – 2.4%
GFPT PCL (Reg F)	2,789,900	1,497,265
Kasikornbank PCL (Reg F)	232,900	1,612,196
PTT Exploration & Production PCL (Reg F)	309,400	1,047,747
Thai Union Frozen Products PCL (Reg F)	1,060,100	2,897,944

		7,055,152
Turkey – 2.6%
Celebi Hava Servisi A.S.(1)	149,975	1,764,862
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class D(1)	1,527,944	1,336,513
Turkiye Garanti Bankasi A.S.	655,418	2,632,903
Turkiye Sise ve Cam Fabrikalari A.S.	1,232,834	1,914,783

		7,649,061
United Arab Emirates – 1.2%
Air Arabia PJSC	5,233,575	2,106,917
First Gulf Bank PJSC	285,925	1,313,353

		3,420,270
Total Common Stocks (Cost $257,253,862)		276,755,981

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	49

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

December 31, 2014	Shares	Value
Exchange-Traded Funds – 0.5%
CSOP FTSE China A50 ETF	751,800	$1,345,642
Total Exchange-Traded Funds (Cost $930,176)		1,345,642

	Shares	Value
Preferred Stocks – 4.1%
Brazil – 4.1%
Banco Bradesco S.A.	355,069	4,683,139
Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	21,838	804,294
Comp. Lorenz S.A.(1)(2)(3)	4,700,000	—
Itau Unibanco Holding S.A.	385,556	5,018,523
Vale S.A.	227,508	1,642,977

		12,148,933
Total Preferred Stocks (Cost $13,892,438)		12,148,933

	Principal Amount	Value
Repurchase Agreements – 1.4%

Fixed Income Clearing Corp. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $4,091,000, due 1/2/2015(4)	$4,091,000	4,091,000
Total Repurchase Agreements (Cost $4,091,000)		4,091,000
Total Investments - 100.2% (Cost $276,167,476)		294,341,556
Other Liabilities, Net - (0.2)%		(648,025)
Total Net Assets - 100.0%		$293,693,531

(1)	Non-income-producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.

50	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS FUND

(3)	The table below presents securities deemed illiquid by the investment adviser.

Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets

Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., H shares	680,000	$2,325,774	$2,052,772	9/25/2014- 10/17/2014	0.70%

Comp. Lorenz S.A.	4,700,000	179,645	—	6/27/1997	0.00%

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.625%	12/31/2019	$4,174,775

Legend:

ADR – American Depositary Receipt.

GDR – Global Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks:
Argentina	$1,356,958	$—		$—	$1,356,958
Brazil	9,899,429	3,022,599	*	—	12,922,028
Chile	2,408,347	—		—	2,408,347
Hong Kong	—	3,085,165	*	—	3,085,165
India	6,427,526	17,350,262	*	—	23,777,788
Indonesia	—	6,684,363	*	—	6,684,363
Malaysia	1,071,275	3,446,071	*	—	4,517,346
Mexico	15,279,599	—		—	15,279,599
People’s Republic of China	11,719,005	54,249,466	*	2,052,772	68,021,243
Peru	2,458,122	—		—	2,458,122
Philippines	—	4,079,367	*	—	4,079,367
Poland	—	4,283,660	*	—	4,283,660
Qatar	—	2,245,769	*	—	2,245,769
Russia	6,426,121	1,023,623	*	—	7,449,744

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	51

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks: (continued)
South Africa	$2,247,728	$15,253,418	*	$—	$17,501,146
South Korea	3,041,759	43,511,443	*	—	46,553,202
Taiwan	—	36,007,651	*	—	36,007,651
Thailand	—	7,055,152	*	—	7,055,152
Turkey	—	7,649,061	*	—	7,649,061
United Arab Emirates	—	3,420,270	*	—	3,420,270

Exchange-Traded Funds	1,345,642	—		—	1,345,642

Preferred Stocks:
Brazil	10,505,956	1,642,977	*	—	12,148,933

Repurchase Agreements	—	4,091,000		—	4,091,000

Total	$74,187,467	$218,101,317		$2,052,772	$294,341,556

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See 1a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities

Balance as of 12/31/2013	$—

Change in unrealized appreciation/depreciation	—

Net realized gain	—

Purchases	—

Sales	—

Transfers into/out of Level 3(1)	2,052,772

Balance as of 12/31/2014	$2,052,772

(1)	Transferred from Level 2 to Level 3 because of lack of observable market data due to halt on trading in the relevant market.

52	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS FUND

The following table summarizes the valuation techniques used and unobservable inputs developed by the Valuation Committee to determine the fair value of Level 3 investments:

Security	Fair Value at 12/31/2014	Valuation Technique	Unobservable Input	Range of Unobservable Inputs

Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., H shares	$2,052,772	Exchange Close Price Adjusted to Fair Value	Closing price from 12/2/2014(2)	$3.02 per share

(2)	Last available exchange close price. The company requested trading in their stock be halted on 12/3/2014 pending an announcement of a significant event.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	53

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS SMALL CAP FUND

December 31, 2014	Shares	Value
Common Stocks – 97.1%
Brazil – 2.0%
Kroton Educacional S.A.	43,400	$253,066
Ser Educacional S.A.	28,700	319,477

		572,543
Colombia – 0.6%
Gran Tierra Energy, Inc.(1)	47,287	182,055

		182,055
Georgia – 0.7%
TBC Bank JSC, GDR (Reg S)(1)	15,200	189,763

		189,763
Hong Kong – 6.3%
China Animal Healthcare Ltd.	520,000	359,232
Consun Pharmaceutical Group Ltd.	300,000	225,600
Huadian Fuxin Energy Corp. Ltd., H shares	702,000	328,762
Nexteer Automotive Group Ltd.	328,000	279,315
Sound Global Ltd.(1)	495,000	572,155

		1,765,064
India – 8.3%
Bank of Baroda	24,924	426,067
CESC Ltd.	26,707	282,499
Container Corp. of India Ltd.	13,541	290,583
Raymond Ltd.	39,515	313,617
Voltas Ltd.	93,615	358,141
Yes Bank Ltd.	53,096	644,320

		2,315,227
Indonesia – 2.3%
PT Gudang Garam Tbk	44,400	217,512
PT Pakuwon Jati Tbk	9,966,100	412,930

		630,442
Malaysia – 2.4%
KPJ Healthcare Bhd	248,900	262,463
Top Glove Corp. Bhd	127,800	165,149
UMW Holdings Bhd	77,900	244,563

		672,175
Mexico – 2.9%
Gruma S.A.B. de C.V., Class B	16,300	174,305
Grupo Financiero Interacciones S.A. de C.V., Class O	15,900	107,758
Megacable Holdings S.A.B. de C.V.	67,100	262,374
Promotora y Operadora de Infraestructura S.A.B. de C.V.(1)	21,500	259,246

		803,683

54	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS SMALL CAP FUND

December 31, 2014	Shares	Value
People’s Republic of China – 17.3%
Angang Steel Co. Ltd., H shares	134,000	$113,322
Bitauto Holdings Ltd., ADR(1)	3,038	213,905
China Lilang Ltd.	296,000	185,692
China Shipping Development Co. Ltd., H shares(1)	364,000	247,687
China Singyes Solar Technologies Holdings Ltd.(1)	89,000	123,466
China Taiping Insurance Holdings Co. Ltd.(1)	58,200	165,394
Chongqing Changan Automobile Co. Ltd., Class B	69,700	157,832
Greatview Aseptic Packaging Co. Ltd.	173,000	88,865
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., H shares(2)(3)	138,000	416,592
Jiangnan Group Ltd.	1,496,000	257,479
Jiangxi Copper Co. Ltd., H shares	224,000	381,180
Leju Holdings Ltd., ADR(1)	10,587	113,916
New China Life Insurance Co. Ltd., H shares	51,300	257,743
PAX Global Technology Ltd.(1)	275,000	281,684
Shenzhen International Holdings Ltd.	299,250	436,347
Shenzhou International Group Holdings Ltd.	72,000	236,812
Sinotrans Ltd., H shares	468,000	311,004
TCL Communication Technology Holdings Ltd.	387,000	358,684
Tianjin Development Holdings Ltd.	366,000	269,772
YY, Inc., ADR(1)	2,990	186,397

		4,803,773
Peru – 0.4%
Intercorp Financial Services, Inc.	3,405	103,512

		103,512
Philippines – 3.1%
BDO Unibank, Inc.	157,750	385,899
Universal Robina Corp.	69,970	305,061
Vista Land & Lifescapes, Inc.	1,065,200	171,207

		862,167
Qatar – 0.9%
Al Meera Consumer Goods Co.	4,553	247,650

		247,650
Russia – 1.6%
Magnitogorsk Iron & Steel Works OJSC, GDR (Reg S)	58,252	139,805
PhosAgro OAO, GDR (Reg S)	19,042	194,228
X5 Retail Group N.V., GDR (Reg S)(1)	8,471	103,346

		437,379
South Africa – 7.0%
Astral Foods Ltd.	23,197	350,730
Investec Ltd.	31,061	260,313

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	55

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS SMALL CAP FUND

December 31, 2014	Shares	Value
South Africa (continued)
Mediclinic International Ltd.	36,431	$315,346
MMI Holdings Ltd.	110,235	285,952
Mondi Ltd.	15,235	247,867
Omnia Holdings Ltd.	13,468	210,998
Super Group Ltd.(1)	92,899	274,656

		1,945,862
South Korea – 12.6%
CJ CheilJedang Corp.	676	188,375
Daewoo Securities Co. Ltd.(1)	30,562	270,074
Grand Korea Leisure Co. Ltd.	7,887	229,227
Hancom, Inc.	7,391	135,041
Hansol Paper Co.(2)(3)	17,490	169,491
Hanssem Co. Ltd.	1,362	141,571
KCC Corp.	542	255,528
KEPCO Plant Service & Engineering Co. Ltd.	3,943	285,778
Mando Corp.(1)	2,143	357,768
Medy-Tox, Inc.	1,661	480,090
Samchully Co. Ltd.	2,023	255,313
Samkee Automotive Co. Ltd.	88,286	325,638
Wonik IPS Co. Ltd.(1)	33,247	417,692

		3,511,586
Taiwan – 21.4%
AcBel Polytech, Inc.	433,000	478,398
Advantech Co. Ltd.	65,071	477,710
ASPEED Technology, Inc.	50,601	429,942
Chailease Holding Co. Ltd.	112,000	277,382
Cub Elecparts, Inc.	27,000	253,487
Grand Pacific Petrochemical	204,000	108,628
Hota Industrial Manufacturing Co. Ltd.	96,000	168,117
King Slide Works Co. Ltd.	41,000	522,226
King’s Town Bank Co. Ltd.	282,000	292,147
Largan Precision Co. Ltd.	4,000	299,425
MPI Corp.	81,000	295,998
Namchow Chemical Industrial Co. Ltd.	235,000	408,808
Novatek Microelectronics Corp.	87,000	486,164
Pou Chen Corp.	181,000	218,261
Primax Electronics Ltd.	259,000	314,057
Promise Technology, Inc.	265,000	304,996
Sinmag Equipment Corp.	58,320	351,631
YC INOX Co. Ltd.	339,000	259,679

		5,947,056

56	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS SMALL CAP FUND

December 31, 2014	Shares	Value
Thailand – 3.6%
Chularat Hospital PCL (Reg F)	329,300	$179,318
GFPT PCL (Reg F)	474,000	254,383
Thai Union Frozen Products PCL (Reg F)	211,600	578,441

		1,012,142
Turkey – 3.7%
Brisa Bridgestone Sabanci Sanayi ve Ticaret A.S.	61,524	257,844
Celebi Hava Servisi A.S.(1)	27,474	323,306
Turkiye Sinai Kalkinma Bankasi A.S.	339,959	292,520
Turkiye Sise ve Cam Fabrikalari A.S.	102,845	159,734

		1,033,404
Total Common Stocks (Cost $25,964,124)		27,035,483

	Shares	Value
Preferred Stocks – 1.8%
Brazil – 1.8%
Banco ABC Brasil S.A.	53,204	270,203
Braskem S.A., Class A	34,400	226,469

		496,672
Total Preferred Stocks (Cost $538,557)		496,672
Total Investments - 98.9% (Cost $26,502,681)		27,532,155
Other Assets, Net - 1.1%		301,983
Total Net Assets - 100.0%		$27,834,138

(1)	Non-income-producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.
(3)	The table below presents securities deemed illiquid by the investment adviser.

Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets

Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., H shares	138,000	$470,523	$416,592	9/25/2014- 10/16/2014	1.50%

Hansol Paper Co.	17,490	199,110	169,491	2/3/2014	0.61%

Legend:

ADR – American Depositary Receipt.

GDR – Global Depositary Receipt.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	57

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS SMALL CAP FUND

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks:
Brazil	$572,543	$—		$—	$572,543
Colombia	182,055	—		—	182,055
Georgia	—	189,763	*	—	189,763
Hong Kong	—	1,765,064	*	—	1,765,064
India	—	2,315,227	*	—	2,315,227
Indonesia	—	630,442	*	—	630,442
Malaysia	—	672,175	*	—	672,175
Mexico	803,683	—		—	803,683
People’s Republic of China	672,050	3,715,131	*	416,592	4,803,773
Peru	103,512	—		—	103,512
Philippines	—	862,167	*	—	862,167
Qatar	—	247,650	*	—	247,650
Russia	437,379	—		—	437,379
South Africa	625,386	1,320,476	*	—	1,945,862
South Korea	357,768	2,984,327	*	169,491	3,511,586
Taiwan	—	5,947,056	*	—	5,947,056
Thailand	179,318	832,824	*	—	1,012,142
Turkey	—	1,033,404	*	—	1,033,404

Preferred Stocks:
Brazil	496,672	—		—	496,672

Total	$4,430,366	$22,515,706		$586,083	$27,532,155

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See 1a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

58	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS SMALL CAP FUND

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities

Balance as of 12/31/2013	$—

Change in unrealized appreciation/depreciation	—

Net realized gain	—

Purchases	—

Sales	—

Transfers into/out of Level 3(1)	586,083

Balance as of 12/31/2014	$586,083

(1)	Transferred from Level 2 to Level 3 because of lack of observable market data due to halt on trading in the relevant market.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Valuation Committee to determine the fair value of Level 3 investments:

Security	Fair Value at 12/31/2014	Valuation Technique	Unobservable Input	Range of Unobservable Inputs

Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., H shares	$416,592	Exchange Close Price Adjusted to Fair Value	Closing price from 12/2/2014(2)	$3.02 per share

Hansol Paper Co.	169,491	Exchange Close Price Adjusted to Fair Value	Closing price from 12/28/2014(3)	9.69 per share

(2)	Last available exchange close price. The company requested trading in their stock be halted on 12/3/2014 pending an announcement of a significant event.
(3)	Last available exchange close price. The company requested trading in their stock be halted on 12/29/2014 pending a reorganization to a holding company structure.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	59

SCHEDULE OF INVESTMENTS — RS CHINA FUND

December 31, 2014	Shares	Value
Common Stocks – 97.2%
Hong Kong – 5.3%
China Animal Healthcare Ltd.	541,000	$373,740
Huadian Fuxin Energy Corp. Ltd., H shares	996,000	466,449
Nexteer Automotive Group Ltd.	495,000	421,526
Sound Global Ltd.(1)	279,000	322,488

		1,584,203
People’s Republic of China – 89.4%
Angang Steel Co. Ltd., H shares	438,000	370,412
Baidu, Inc., ADR(1)	2,399	546,900
Bank of China Ltd., H shares	2,514,000	1,411,030
China BlueChemical Ltd., H shares	704,000	246,273
China CITIC Bank Corp. Ltd., H shares	1,006,000	800,733
China Construction Bank Corp., H shares	3,302,000	2,688,548
China Life Insurance Co. Ltd., H shares	181,000	705,690
China Lilang Ltd.	436,000	273,520
China Merchants Bank Co. Ltd., H shares	406,500	1,014,686
China Minsheng Banking Corp. Ltd., H shares	463,500	605,943
China Mobile Ltd.	135,000	1,584,715
China Overseas Land & Investment Ltd.	280,000	830,101
China Pacific Insurance (Group) Co. Ltd., H shares	64,000	319,942
China Petroleum & Chemical Corp., H shares	475,200	384,835
China Shenhua Energy Co. Ltd., H shares	200,000	588,896
China Southern Airlines Co. Ltd., H shares	1,030,000	487,915
China Taiping Insurance Holdings Co. Ltd.(1)	278,638	791,837
China Telecom Corp. Ltd., H shares	882,000	507,042
China Unicom Hong Kong Ltd.	442,000	591,202
Chongqing Changan Automobile Co. Ltd., Class B	281,400	637,216
CNOOC Ltd.	396,000	535,459
CSR Corp. Ltd., H shares	439,000	591,021
Datang International Power Generation Co. Ltd., H shares	688,000	371,482
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., H shares(2)(3)	108,000	326,028
Haier Electronics Group Co. Ltd.	109,000	258,978
Haitong Securities Co. Ltd., H shares	171,600	427,855
Industrial & Commercial Bank of China Ltd., H shares	1,309,000	955,821
Jiangnan Group Ltd.	1,768,000	304,294
Jiangxi Copper Co. Ltd., H shares	143,000	243,343
New China Life Insurance Co. Ltd., H shares	146,500	736,051
PAX Global Technology Ltd.(1)	363,000	371,823
PetroChina Co. Ltd., H shares	1,028,000	1,138,515
Ping An Insurance (Group) Co. of China Ltd., H shares	115,500	1,168,022

60	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS CHINA FUND

December 31, 2014	Shares	Value
People’s Republic of China (continued)
Poly Property Group Co. Ltd.	743,000	$302,894
Scud Group Ltd.	2,214,000	249,511
Shenzhen International Holdings Ltd.	260,000	379,115
Sinotrans Ltd., H shares	433,000	287,745
Tencent Holdings Ltd.	161,755	2,340,420
Tianjin Development Holdings Ltd.	446,000	328,738
YY, Inc., ADR(1)	4,584	285,767

		26,990,318
Taiwan – 2.5%
AcBel Polytech, Inc.	221,000	244,171
Hota Industrial Manufacturing Co. Ltd.	157,000	274,941
Namchow Chemical Industrial Co. Ltd.	143,000	248,764

		767,876
Total Common Stocks (Cost $25,534,372)		29,342,397

	Shares	Value
Exchange-Traded Funds – 1.5%
CSOP FTSE China A50 ETF	245,800	439,956
Total Exchange-Traded Funds (Cost $301,834)		439,956

	Principal Amount	Value
Repurchase Agreements – 1.2%

Fixed Income Clearing Corp. Repurchase Agreement, 0.00%, dated 12/31/2014, maturity value of $377,000, due 1/2/2015(4)	$377,000	377,000
Total Repurchase Agreements (Cost $377,000)		377,000
Total Investments - 99.9% (Cost $26,213,206)		30,159,353
Other Assets, Net - 0.1%		38,514
Total Net Assets - 100.0%		$30,197,867

(1)	Non-income-producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	61

SCHEDULE OF INVESTMENTS — RS CHINA FUND

(3)	The table below presents securities deemed illiquid by the investment adviser.

Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets

Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., H shares	108,000	$364,764	$326,028	9/25/2014- 11/13/2014	1.08%

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	3.625%	2/15/2020	$388,063

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks:
Hong Kong	$—	$1,584,203	*	$—	$1,584,203
People’s Republic of China	2,060,904	24,603,386	*	326,028	26,990,318
Taiwan	—	767,876	*	—	767,876

Exchange-Traded Funds	439,956	—		—	439,956

Repurchase Agreements	—	377,000		—	377,000

Total	$2,500,860	$27,332,465		$326,028	$30,159,353

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See 1a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

62	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

RS CHINA FUND

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities

Balance as of 12/31/2013	$—

Change in unrealized appreciation/depreciation	—

Net realized gain	—

Purchases	—

Sales	—

Transfers into/out of Level 3(1)	326,028

Balance as of 12/31/2014	$326,028

(1)	Transferred from Level 2 to Level 3 because of lack of observable market data due to halt on trading in the relevant market.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Valuation Committee to determine the fair value of Level 3 investments:

Security	Fair Value at 12/31/2014	Valuation Technique	Unobservable Input	Range of Unobservable Inputs

Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., H shares	$326,028	Exchange Close Price Adjusted to Fair Value	Closing price from 12/2/2014(2)	$3.02 per share

(2)	Last available exchange close price. The company requested trading in their stock be halted on 12/3/2014 pending an announcement of a significant event.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	63

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of December 31, 2014	RS International
Assets
Investments, at value	$32,237,445
Cash	978
Foreign currency, at value	5,306
Foreign tax reclaims receivable	304,435
Dividends receivable	29,546
Receivable for fund shares subscribed	21,928
Receivable for investments sold	—
Prepaid expenses	19,206

Total Assets	32,618,844

Liabilities
Payable for fund shares redeemed	119,549
Payable to adviser	24,702
Payable to distributor	1,423
Accrued trustees’ fees	507
Distributions payable	30
Payable for investments purchased	—
Accrued foreign capital gains tax	—
Accrued expenses/other liabilities	42,703

Total Liabilities	188,914

Total Net Assets	$32,429,930

Net Assets Consist of:
Paid-in capital	$33,990,004
Distributions in excess of net investment income	—
Accumulated undistributed net investment income	(18,907)
Accumulated net realized loss from investments, foreign currency transactions and foreign capital gains tax	(1,079,342)
Net unrealized appreciation/(depreciation) on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	(461,825)

Total Net Assets	$32,429,930

Investments, at Cost	$32,675,907

Foreign Currency, at Cost	$5,358

Pricing of Shares
Net Assets:
Class A	$22,387,719
Class C	2,418,091
Class K	3,403,007
Class Y	4,221,113
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	2,269,347
Class C	328,691
Class K	367,146
Class Y	435,226
Net Asset Value Per Share:
Class A	$9.87
Class C	7.36
Class K	9.27
Class Y	9.70
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$10.36

64	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Global	RS Emerging Markets	RS Emerging Markets Small Cap	RS China

$40,338,175	$294,341,556	$27,532,155	$30,159,353
41	918	341,463	240
10,167	141,362	46,947	68,894
27,905	6,137	185	—
22,407	843,357	42,576	5,111
2,792	403,809	—	10,000
8,950	1,182,036	—	—
12,517	18,812	31,054	12,454

40,422,954	296,937,987	27,994,380	30,256,052

199,272	2,182,769	17,357	—
10,645	279,454	15,071	7,810
1,832	9,399	584	1,371
621	4,832	426	422
—	—	—	—
70	1,751	—	—
5,961	539,960	96,749	—
45,553	226,291	30,055	48,582

263,954	3,244,456	160,242	58,185

$40,159,000	$293,693,531	$27,834,138	$30,197,867

$35,550,200	$277,448,788	$27,252,196	$27,763,291
—	(1,211,272)	—	(6,745)
(9,701)	—	(59,034)	—
(236,093)	(176,655)	(290,677)	(1,501,612)
4,854,594	17,632,670	931,653	3,942,933

$40,159,000	$293,693,531	$27,834,138	$30,197,867

$35,475,085	$276,167,476	$26,502,681	$26,213,206

$10,089	$141,950	$47,963	$72,110

$13,014,985	$123,778,092	$6,808,296	$11,373,410
6,538,017	21,416,208	2,585,542	4,433,523
5,272,174	24,142,687	—	4,432,505
15,333,824	124,356,544	18,440,300	9,958,429

1,125,720	7,186,234	660,652	1,043,801
571,850	1,595,085	252,712	408,100
458,275	1,479,880	—	407,421
1,323,209	7,220,608	1,787,235	914,811

$11.56	$17.22	$10.31	$10.90
11.43	13.43	10.23	10.86
11.50	16.31	—	10.88
11.59	17.22	10.32	10.89
4.75%	4.75%	4.75%	4.75%
$12.14	$18.08	$10.82	$11.44

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	65

FINANCIAL INFORMATION

Statements of Operations For the Year Ended December 31, 2014	RS International
Investment Income
Dividends	$1,367,400
Interest	377
Withholding taxes on foreign dividends	(108,957)

Total Investment Income	1,258,820

Expenses
Investment advisory fees	321,666
Distribution fees	121,636
Custodian fees	85,987
Transfer agent fees	85,422
Professional fees	56,775
Registration fees	44,008
Shareholder reports	7,122
Administrative service fees	5,054
Trustees’ fees	2,306
Insurance expense	1,206
Other expenses	18,111

Total Expenses	749,293

Less: Fee waiver by adviser	(149,089)

Total Expenses, Net	600,204

Net Investment Income	658,616

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax
Net realized gain/(loss) from investments	2,452,958
Net realized loss from foreign currency transactions	(105,608)
Foreign capital gains taxes paid	—
Net change in unrealized appreciation/depreciation on investments	(5,266,439)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(39,176)
Net change in accrued foreign capital gains tax	—

Net Gain/(Loss) on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax	(2,958,265)

Net Increase/(Decrease) in Net Assets Resulting from Operations	$(2,299,649)

[1]	Commenced operations on February 1, 2014.

66	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Global	RS Emerging Markets	RS Emerging Markets Small Cap[1]	RS China

$944,081	$10,389,872	$666,593	$942,971
—	—	—	—
(58,255)	(1,179,251)	(80,538)	(80,232)

885,826	9,210,621	586,055	862,739

313,569	4,002,135	325,719	318,949
133,660	895,559	39,489	96,127
67,460	351,332	74,005	76,794
32,284	763,738	21,298	45,702
50,625	95,625	24,268	44,349
46,557	51,243	51,452	45,957
6,713	106,491	5,330	4,876
4,898	38,910	3,656	3,994
2,333	23,113	1,578	1,707
959	33,232	353	791
12,449	52,159	5,208	3,601

671,507	6,413,537	552,356	642,847

(93,528)	(73,617)	(107,929)	(120,007)

577,979	6,339,920	444,427	522,840

307,847	2,870,701	141,628	339,899

1,619,805	23,296,648	(283,836)	934,472
(47,539)	(1,268,500)	(143,619)	(6,097)
(3,119)	(287,576)	(42,598)	—
(135,036)	(33,212,255)	1,029,474	630,489

(4,167)	(479)	(1,072)	(3,180)
(5,467)	(501,156)	(96,749)	—

1,424,477	(11,973,318)	461,600	1,555,684

$1,732,324	$(9,102,617)	$603,228	$1,895,583

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	67

FINANCIAL INFORMATION

Statements of Changes in Net Assets	RS International

	For the Year Ended 12/31/14	For the Year Ended 12/31/13

Operations
Net investment income	$658,616	$7,016,071
Net realized gain/(loss) from investments, foreign currency transactions and foreign capital gains tax	2,347,350	124,398,366
Net change in unrealized appreciation/depreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	(5,305,615)	(79,798,432)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(2,299,649)	51,616,005

Distributions to Shareholders
Net investment income
Class A	(384,066)	(1,606,717)
Class C	(30,707)	(119,589)
Class K	(47,682)	(217,071)
Class Y	(91,867)	(4,597,377)
Net realized gain on investments
Class A	(4,412,552)	(10,914,490)
Class C	(551,945)	(935,827)
Class K	(700,813)	(1,567,154)
Class Y	(864,985)	(39,048,198)
Return of capital
Class A	—	—
Class C	—	—
Class K	—	—
Class Y	—	—

Total Distributions	(7,084,617)	(59,006,423)

Capital Share Transactions
Proceeds from sales of shares	5,904,297	34,593,375
Reinvestment of distributions	6,948,838	50,057,099
Cost of shares redeemed	(16,622,999)	(940,028,503)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(3,769,864)	(855,378,029)

Net Increase/(Decrease) in Net Assets	(13,154,130)	(862,768,447)

Net Assets
Beginning of year	45,584,060	908,352,507

End of year	$32,429,930	$45,584,060

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(25,733)

Accumulated Undistributed Net Investment Income Included in Net Assets	$(18,907)	$—

Other Information:
Shares
Sold	490,975	1,935,725
Reinvested	724,169	3,853,076
Redeemed	(1,324,255)	(52,638,706)

Net Increase/(Decrease)	(109,111)	(46,849,905)

[1]	Commenced operations on February 1, 2014.

68	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Global		RS Emerging Markets		RS Emerging Markets Small Cap

For the Year Ended 12/31/14	For the Year Ended 12/31/13	For the Year Ended 12/31/14	For the Year Ended 12/31/13	For the Period Ended 12/31/14[1]

$307,847	$145,073	$2,870,701	$2,688,726	$141,628

1,569,147	5,646,541	21,740,572	191,316,852	(470,053)

(144,670)	2,471,755	(33,713,890)	(239,672,159)	931,653

1,732,324	8,263,369	(9,102,617)	(45,666,581)	603,228

(91,456)	(124,648)	(1,125,631)	(114,451)	(48)
—	(24,087)	(114,142)	—	—
(12,097)	(34,502)	(219,191)	—	—
(163,358)	(172,024)	(1,841,904)	(943,945)	(30,921)

(623,015)	(1,341,893)	(8,504,697)	(44,119,341)	—
(317,576)	(643,598)	(1,888,848)	(7,311,381)	—
(255,963)	(571,730)	(1,738,949)	(4,981,615)	—
(811,850)	(1,420,303)	(8,442,564)	(33,761,473)	—

—	—	—	—	(18)
—	—	—	—	—
—	—	—	—	—
—	—	—	—	(12,905)

(2,275,315)	(4,332,785)	(23,875,926)	(91,232,206)	(43,892)

5,871,373	4,124,334	97,330,940	171,411,078	29,313,494
464,702	4,319,856	22,109,189	85,900,078	963
(2,844,638)	(4,728,988)	(270,238,369)	(1,041,750,739)	(2,039,655)

3,491,437	3,715,202	(150,798,240)	(784,439,583)	27,274,802

2,948,446	7,645,786	(183,776,783)	(921,338,370)	27,834,138

37,210,554	29,564,768	477,470,314	1,398,808,684	—

$40,159,000	$37,210,554	$293,693,531	$477,470,314	$27,834,138

$—	$(35,602)	$(1,211,272)	$(232,438)	$—

$(9,701)	$—	$—	$—	$(59,034)

482,652	362,999	5,083,921	8,402,244	2,897,095
40,039	381,669	1,335,859	4,535,316	94
(242,719)	(430,175)	(14,085,545)	(46,810,905)	(196,590)

279,972	314,493	(7,665,765)	(33,873,345)	2,700,599

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	69

FINANCIAL INFORMATION

Statements of Changes in Net Assets (continued)	RS China

	For the Year Ended 12/31/14	For the Year Ended 12/31/13

Operations
Net investment income	$339,899	$278,569
Net realized gain/(loss) from investments and foreign currency transactions	928,375	(633,501)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	627,309	3,949,462

Net Increase in Net Assets Resulting from Operations	1,895,583	3,594,530

Distributions to Shareholders
Net investment income
Class A	(120,245)	(143,570)
Class C	(22,526)	(25,191)
Class K	(37,971)	(38,911)
Class Y	(153,612)	(148,945)

Total Distributions	(334,354)	(356,617)

Capital Share Transactions
Proceeds from sales of shares	7,119,912	6,361,949
Reinvestment of distributions	25,990	356,561
Cost of shares redeemed	(7,210,596)	(5,020,521)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(64,694)	1,697,989

Net Increase in Net Assets	1,496,535	4,935,902

Net Assets
Beginning of year	28,701,332	23,765,430

End of year	$30,197,867	$28,701,332

Distributions in Excess of Net Investment Income Included in Net Assets	$(6,745)	$(5,907)

Other Information:
Shares
Sold	664,601	620,346
Reinvested	2,462	34,967
Redeemed	(675,482)	(497,098)

Net Increase/(Decrease)	(8,419)	158,215

70	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

www.rsinvestments.com	71

FINANCIAL INFORMATION

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period since inception of each Fund’s share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)[1]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS International Fund
Class A
Year Ended 12/31/14	$13.24	$0.23	$(0.98)	$(0.75)	$(0.21)	$(2.41)	$(2.62)
Year Ended 12/31/13	18.08	0.23	1.91	2.14	(0.87)	(6.11)	(6.98)
Year Ended 12/31/12	15.44	0.12	2.60	2.72	(0.08)	—	(0.08)
Year Ended 12/31/11	17.79	0.14	(2.61)	(2.47)	— [4]	—	— [4]
Year Ended 12/31/10	15.73	0.07	2.32	2.39	(0.37)	—	(0.37)

Class C
Year Ended 12/31/14	$10.62	$0.06	$(0.78)	$(0.72)	$(0.13)	$(2.41)	$(2.54)
Year Ended 12/31/13	15.85	0.04	1.59	1.63	(0.75)	(6.11)	(6.86)
Year Ended 12/31/12	13.61	(0.02)	2.29	2.27	(0.03)	—	(0.03)
Year Ended 12/31/11	15.79	0.04	(2.34)	(2.30)	— [4]	—	— [4]
Year Ended 12/31/10	14.03	(0.05)	2.06	2.01	(0.29)	—	(0.29)

Class K
Year Ended 12/31/14	$12.63	$0.15	$(0.94)	$(0.79)	$(0.16)	$(2.41)	$(2.57)
Year Ended 12/31/13	17.58	0.14	1.83	1.97	(0.81)	(6.11)	(6.92)
Year Ended 12/31/12	15.03	0.06	2.52	2.58	(0.03)	—	(0.03)
Year Ended 12/31/11	17.39	0.10	(2.58)	(2.48)	— [4]	—	— [4]
Year Ended 12/31/10	15.41	— [4]	2.26	2.26	(0.32)	—	(0.32)

Class Y
Year Ended 12/31/14	$13.08	$0.25	$(0.96)	$(0.71)	$(0.26)	$(2.41)	$(2.67)
Year Ended 12/31/13	18.04	0.37	1.86	2.23	(1.08)	(6.11)	(7.19)
Year Ended 12/31/12	15.42	0.16	2.61	2.77	(0.15)	—	(0.15)
Year Ended 12/31/11	17.76	0.06	(2.47)	(2.41)	(0.05)	—	(0.05)
Year Ended 12/31/10	15.84	(0.04)	2.36	2.32	(0.44)	—	(0.44)

See notes to Financial Highlights on page 81.

72	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[2]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$9.87	(5.80)%		$22,388	1.40%	1.81%	1.74%	1.33%	186%
—	13.24	15.55%		31,483	1.40%	1.61%	1.46%	1.25%	41%	[6]
—	18.08	17.65%		34,005	1.34%	1.34%	0.73%	0.73%	21%
0.12	15.44	(13.19)%	[5]	29,807	1.40%	1.42%	0.82%	0.80%	15%
0.04	17.79	15.50%	[5]	32,556	1.54%	1.60%	0.45%	0.39%	23%

$—	$7.36	(6.90)%		$2,418	2.55%	2.75%	0.54%	0.34%	186%
—	10.62	14.24%		2,390	2.55%	2.55%	0.29%	0.29%	41%	[6]
—	15.85	16.69%		2,370	2.20%	2.20%	(0.12)%	(0.12)%	21%
0.12	13.61	(13.78)%	[5]	1,600	2.14%	2.14%	0.26%	0.26%	15%
0.04	15.79	14.61%	[5]	10,124	2.30%	2.30%	(0.32)%	(0.32)%	23%

$—	$9.27	(6.37)%		$3,403	1.96%	2.19%	1.20%	0.97%	186%
—	12.63	14.93%		4,479	1.96%	1.99%	0.91%	0.88%	41%	[6]
—	17.58	17.18%		4,247	1.74%	1.74%	0.38%	0.38%	21%
0.12	15.03	(13.55)%	[5]	4,132	1.78%	1.78%	0.59%	0.59%	15%
0.04	17.39	14.95%	[5]	17,234	1.95%	1.95%	0.03%	0.03%	23%

$—	$9.70	(5.60)%		$4,221	1.15%	1.51%	1.95%	1.59%	186%
—	13.08	16.29%		7,232	1.01%	1.01%	1.96%	1.96%	41%	[6]
—	18.04	18.00%		867,731	1.02%	1.02%	0.94%	0.94%	21%
0.12	15.42	(12.90)%	[5]	454,722	1.04%	1.04%	0.38%	0.38%	15%
0.04	17.76	14.93%	[5]	22,179	1.16%	1.16%	(0.22)%	(0.22)%	23%

See notes to Financial Highlights on page 81.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	73

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)[1]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Global Fund
Class A
Year Ended 12/31/14	$11.65	$0.10	$0.45	$0.55	$(0.08)	$(0.56)	$(0.64)
Year Ended 12/31/13	10.26	0.06	2.87	2.93	(0.13)	(1.41)	(1.54)
Year Ended 12/31/12	8.79	0.12	1.44	1.56	(0.09)	—	(0.09)
Period From 5/16/11[7] to 12/31/11[8]	10.00	0.02	(1.23)	(1.21)	—	—	—

Class C
Year Ended 12/31/14	$11.54	$0.01	$0.44	$0.45	$—	$(0.56)	$(0.56)
Year Ended 12/31/13	10.19	(0.03)	2.84	2.81	(0.05)	(1.41)	(1.46)
Year Ended 12/31/12	8.74	0.06	1.44	1.50	(0.05)	—	(0.05)
Period From 5/16/11[7] to 12/31/11[8]	10.00	(0.03)	(1.23)	(1.26)	—	—	—

Class K
Year Ended 12/31/14	$11.59	$0.06	$0.44	$0.50	$(0.03)	$(0.56)	$(0.59)
Year Ended 12/31/13	10.22	0.01	2.86	2.87	(0.09)	(1.41)	(1.50)
Year Ended 12/31/12	8.76	0.10	1.45	1.55	(0.09)	—	(0.09)
Period From 5/16/11[7] to 12/31/11[8]	10.00	(0.01)	(1.23)	(1.24)	—	—	—

Class Y
Year Ended 12/31/14	$11.67	$0.14	$0.45	$0.59	$(0.11)	$(0.56)	$(0.67)
Year Ended 12/31/13	10.27	0.10	2.88	2.98	(0.17)	(1.41)	(1.58)
Year Ended 12/31/12	8.81	0.15	1.46	1.61	(0.15)	—	(0.15)
Period From 5/16/11[7] to 12/31/11[8]	10.00	0.03	(1.22)	(1.19)	—	—	—

See notes to Financial Highlights on page 81.

74	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$11.56	4.70%	$13,015	1.40%	1.63%	0.85%	0.62%	130%
11.65	29.02%	12,539	1.40%	1.67%	0.50%	0.23%	137%	[6]
10.26	17.81%	9,557	1.40%	1.95%	1.22%	0.67%	28%
8.79	(12.10)%	11,211	1.40%	1.78%	0.27%	(0.11)%	9%

$11.43	3.87%	$6,538	2.17%	2.43%	0.10%	(0.16)%	130%
11.54	28.04%	5,997	2.15%	2.42%	(0.26)%	(0.53)%	137%	[6]
10.19	17.18%	4,171	1.94%	2.49%	0.60%	0.05%	28%
8.74	(12.60)%	3,508	2.31%	2.69%	(0.60)%	(0.98)%	9%

$11.50	4.25%	$5,272	1.80%	2.04%	0.47%	0.23%	130%
11.59	28.47%	5,311	1.79%	2.06%	0.10%	(0.17)%	137%	[6]
10.22	17.70%	4,126	1.52%	2.07%	1.02%	0.47%	28%
8.76	(12.40)%	3,505	1.90%	2.28%	(0.19)%	(0.57)%	9%

$11.59	5.04%	$15,334	1.09%	1.33%	1.17%	0.93%	130%
11.67	29.50%	13,364	1.05%	1.32%	0.85%	0.58%	137%	[6]
10.27	18.30%	11,711	0.89%	1.44%	1.59%	1.04%	28%
8.81	(11.90)%	7,514	1.10%	1.48%	0.61%	0.23%	9%

See notes to Financial Highlights on page 81.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	75

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[1]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Emerging Markets Fund
Class A
Year Ended 12/31/14	$19.34	$0.12	$(0.82)	$(0.70)	$(0.17)	$(1.25)	$(1.42)
Year Ended 12/31/13	23.88	0.09	(1.37)	(1.28)	(0.01)	(3.39)	(3.40)
Year Ended 12/31/12	21.13	0.07	2.73	2.80	(0.05)	—	(0.05)
Year Ended 12/31/11	26.74	0.07	(5.68)	(5.61)	—	—	—
Year Ended 12/31/10	23.12	(0.01)	4.18	4.17	(0.55)	—	(0.55)

Class C
Year Ended 12/31/14	$15.43	$(0.03)	$(0.64)	$(0.67)	$(0.08)	$(1.25)	$(1.33)
Year Ended 12/31/13	19.90	(0.03)	(1.16)	(1.19)	—	(3.39)	(3.39)
Year Ended 12/31/12	17.72	(0.08)	2.26	2.18	—	—	—
Year Ended 12/31/11	22.59	(0.10)	(4.77)	(4.87)	—	—	—
Year Ended 12/31/10	19.63	(0.15)	3.52	3.37	(0.41)	—	(0.41)

Class K
Year Ended 12/31/14	$18.44	$0.07	$(0.79)	$(0.72)	$(0.16)	$(1.25)	$(1.41)
Year Ended 12/31/13	22.97	0.07	(1.34)	(1.27)	—	(3.39)	(3.39)
Year Ended 12/31/12	20.36	0.01	2.60	2.61	—	—	—
Year Ended 12/31/11	25.86	(0.02)	(5.48)	(5.50)	—	—	—
Year Ended 12/31/10	22.41	(0.09)	4.04	3.95	(0.50)	—	(0.50)

Class Y
Year Ended 12/31/14	$19.38	$0.20	$(0.83)	$(0.63)	$(0.27)	$(1.25)	$(1.53)
Year Ended 12/31/13	23.92	0.10	(1.30)	(1.20)	(0.09)	(3.39)	(3.48)
Year Ended 12/31/12	21.18	0.15	2.70	2.85	(0.11)	—	(0.11)
Year Ended 12/31/11	26.75	0.12	(5.69)	(5.57)	—	—	—
Year Ended 12/31/10	23.13	0.11	4.16	4.27	(0.65)	—	(0.65)

See notes to Financial Highlights on page 81.

76	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Contribution by Adviser	Net Asset Value, End of Period	Total Return[2]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$17.22	(3.54)%		$123,778	1.65%	1.69%	0.62%	0.58%	138%
0.14	19.34	(4.74)%	[9]	225,463	1.65%	1.65%	0.42%	0.42%	224%	[10]
—	23.88	13.26%		533,677	1.53%	1.53%	0.30%	0.30%	49%
—	21.13	(20.98)%		919,103	1.49%	1.49%	0.27%	0.27%	44%
—	26.74	18.15%		1,393,971	1.56%	1.56%	(0.03)%	(0.03)%	41%

$—	$13.43	(4.25)%		$21,416	2.45%	2.45%	(0.18)%	(0.18)%	138%
0.11	15.43	(5.46)%	[9]	31,349	2.43%	2.43%	(0.21)%	(0.21)%	224%	[10]
—	19.90	12.30%		52,280	2.32%	2.32%	(0.42)%	(0.42)%	49%
—	17.72	(21.56)%		62,237	2.26%	2.26%	(0.50)%	(0.50)%	44%
—	22.59	17.26%		104,109	2.31%	2.31%	(0.75)%	(0.75)%	41%

$—	$16.31	(3.81)%		$24,143	1.94%	1.94%	0.36%	0.36%	138%
0.13	18.44	(4.95)%	[9]	28,038	1.90%	1.90%	0.37%	0.37%	224%	[10]
—	22.97	12.82%		36,130	1.88%	1.88%	0.03%	0.03%	49%
—	20.36	(21.27)%		36,423	1.87%	1.87%	(0.09)%	(0.09)%	44%
—	25.86	17.71%		46,882	1.92%	1.92%	(0.38)%	(0.38)%	41%

$—	$17.22	(3.18)%		$124,357	1.31%	1.31%	1.03%	1.03%	138%
0.14	19.38	(4.32)%	[9]	192,620	1.31%	1.31%	0.46%	0.46%	224%	[10]
—	23.92	13.47%		776,722	1.31%	1.31%	0.64%	0.64%	49%
—	21.18	(20.82)%		554,099	1.32%	1.32%	0.49%	0.49%	44%
—	26.75	18.57%		633,433	1.19%	1.19%	0.47%	0.47%	41%

See notes to Financial Highlights on page 81.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	77

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)[1]		Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital		Total Distributions
RS Emerging Markets Small Cap Fund
Class A
Period From 1/31/14[7] to 12/31/14[8]	$10.00	$0.03		$0.28	$0.31	$— [4]	$—	$—	[4]	$— [4]

Class C
Period From 1/31/14[7] to 12/31/14[8]	$10.00	$(0.04)		$0.27	$0.23	$—	$—	$—		$—

Class Y
Period From 1/31/14[7] to 12/31/14[8]	$10.00	$0.08		$0.26	$0.34	$(0.02)	$—	$—	[4]	$(0.02)

RS China Fund
Class A
Year Ended 12/31/14	$10.31	$0.12		$0.59	$0.71	$(0.12)	$—	$—		$(0.12)
Year Ended 12/31/13	9.06	0.11		1.28	1.39	(0.14)	—	—		(0.14)
Year Ended 12/31/12	7.51	0.07		1.55	1.62	(0.07)	—	—		(0.07)
Period From 5/16/11[7] to 12/31/11[8]	10.00	0.06		(2.49)	(2.43)	(0.06)	—	—		(0.06)

Class C
Year Ended 12/31/14	$10.30	$0.05		$0.57	$0.62	$(0.06)	$—	$—		$(0.06)
Year Ended 12/31/13	9.05	0.04		1.27	1.31	(0.06)	—	—		(0.06)
Year Ended 12/31/12	7.50	0.02		1.56	1.58	(0.03)	—	—		(0.03)
Period From 5/16/11[7] to 12/31/11[8]	10.00	—	[4]	(2.50)	(2.50)	—	—	—		—

Class K
Year Ended 12/31/14	$10.32	$0.09		$0.56	$0.65	$(0.09)	$—	$—		$(0.09)
Year Ended 12/31/13	9.06	0.07		1.29	1.36	(0.10)	—	—		(0.10)
Year Ended 12/31/12	7.51	0.04		1.56	1.60	(0.05)	—	—		(0.05)
Period From 5/16/11[7] to 12/31/11[8]	10.00	0.03		(2.50)	(2.47)	(0.02)	—	—		(0.02)
See notes to Financial Highlights on page 81.

78	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$10.31	3.10%	$6,808	1.88%	2.29%	0.30%	(0.11)%	110%

$10.23	2.30%	$2,586	2.69%	3.10%	(0.43)%	(0.84)%	110%

$10.32	3.45%	$18,440	1.50%	1.91%	0.76%	0.35%	110%

$10.90	6.88%	$11,373	1.75%	2.26%	1.18%	0.67%	133%
10.31	15.33%	10,919	1.75%	2.05%	1.12%	0.82%	200%	[10]
9.06	21.65%	8,500	1.75%	2.06%	0.81%	0.50%	23%
7.51	(24.32)%	6,784	1.75%	2.27%	1.20%	0.68%	9%

$10.86	5.99%	$4,434	2.50%	2.87%	0.50%	0.13%	133%
10.30	14.51%	4,192	2.52%	2.82%	0.41%	0.11%	200%	[10]
9.05	21.12%	3,661	2.26%	2.57%	0.29%	(0.02)%	23%
7.50	(25.00)%	3,017	2.98%	3.50%	(0.01)%	(0.53)%	9%

$10.88	6.36%	$4,433	2.14%	2.49%	0.86%	0.51%	133%
10.32	14.98%	4,204	2.16%	2.46%	0.78%	0.48%	200%	[10]
9.06	21.33%	3,657	2.04%	2.35%	0.51%	0.20%	23%
7.51	(24.66)%	3,014	2.35%	2.87%	0.63%	0.11%	9%

See notes to Financial Highlights on pages 81.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	79

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)[1]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS China Fund — (continued)

Class Y
Year Ended 12/31/14	$10.32	$0.16	$0.58	$0.74	$(0.17)	$—	$(0.17)
Year Ended 12/31/13	9.06	0.15	1.28	1.43	(0.17)	—	(0.17)
Year Ended 12/31/12	7.51	0.09	1.56	1.65	(0.10)	—	(0.10)
Period From 5/16/11[7] to 12/31/11[8]	10.00	0.08	(2.50)	(2.42)	(0.07)	—	(0.07)

80	www.rsinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$10.89	7.19%	$9,958	1.42%	1.77%	1.58%	1.23%	133%
10.32	15.77%	9,386	1.43%	1.73%	1.54%	1.24%	200%	[10]
9.06	22.03%	7,947	1.43%	1.74%	1.12%	0.81%	23%
7.51	(24.13)%	6,485	1.41%	1.93%	1.56%	1.04%	9%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Calculated based on the average shares outstanding during the period.

[2]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[4]	Rounds to $0.00 per share.

[5]

Without the effect of the income from regulatory settlements, the total returns would have been for 2011 (13.49)%, (14.07)%, (13.86)%, and (13.16)%; for 2010 15.17%, 14.32%, 14.68%, and 14.93% for Class A, Class C, Class K and Class Y, respectively. The total return impact from regulatory settlements is calculated based on average shares outstanding for the period.

[6]	The portfolio turnover rate was significantly higher than in prior periods due to trading in the Fund by the Fund’s new portfolio management team, effective as of July 1, 2013.

[7]	Inception date.

[8]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[9]

Without the effect of the contribution by adviser, the total returns would have been (5.50)%, (6.22)%, (5.64)%, and (5.05)% for Class A, Class C, Class K and Class Y, respectively. The total return impact from contribution by adviser is calculated based on average shares outstanding for the period.

[10]	The portfolio turnover rate was significantly higher than in prior periods due to trading in the Fund by the Fund’s new portfolio management team, effective as of March 1, 2013.

The accompanying notes are an integral part of these financial statements.	www.rsinvestments.com	81

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2014

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to five series offered by the Trust: RS International Fund, RS Global Fund, RS Emerging Markets Fund, RS Emerging Markets Small Cap Fund and RS China Fund (each a “Fund,” collectively the “Funds”). RS Emerging Markets Small Cap Fund commenced operations on February 1, 2014. All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

RS International Fund, RS Global Fund, RS Emerging Markets Fund, and RS China Fund offer Class A, C, K and Y shares. RS Emerging Markets Small Cap Fund offers Class A, C and Y shares. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge.

Note 1 Significant Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Short-term investments with initial maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at

82	www.rsinvestments.com

NOTES TO FINANCIAL STATEMENTS

the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2014, the Funds held securities classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. Transfers between Levels 1 and 2 related to certain exchange-traded foreign securities whose prices may have been affected by events occurring after the close of trading on the exchange and, as a result, whose values were determined by a pricing service using pricing models in accordance with methods approved by the Funds’ Board of Trustees. Transfers between Levels 2 and 3 related to securities which have significant unobservable inputs, as they trade infrequently or not at all.

Transfers into and out of each level of the fair value hierarchy for the year ended December 31, 2014, were as follows:

	Transfers into Level 1	Transfers (out) of Level 1	Transfers into Level 2	Transfers (out) of Level 2	Transfers into Level 3	Transfers (out) of Level 3
RS International Fund
Common Stocks	$—	$(531,075)	$531,075	$—	$—	$—
RS Global Fund
Common Stocks	—	(444,904)	444,904	—	—	—
Preferred Stocks	62,062	—	—	(62,062)	—	—
RS Emerging Markets Fund
Common Stocks	—	—	—	(2,052,772)	2,052,772	—
Preferred Stocks	9,701,662	—	—	(9,701,662)	—	—
RS Emerging Markets Small Cap Fund
Common Stocks	—	—	—	(586,083)	586,083	—
RS China Fund
Common Stocks	—	—	—	(326,028)	326,028	—

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Funds’ Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses

84	www.rsinvestments.com

NOTES TO FINANCIAL STATEMENTS

one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange-traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2014, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2014, the Funds did not incur any such interest or penalties. RS International Fund and RS Emerging Markets Fund are not subject to examination by U.S. federal tax authorities for tax years before 2011 and by state authorities for tax years before 2010. RS Global Fund, RS Emerging Markets Small Cap Fund and RS China Fund are subject to U.S. federal and state authority examination since inception.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S.

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NOTES TO FINANCIAL STATEMENTS

dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When a forward contract is closed, a Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Foreign Capital Gains Tax Gains realized by the Funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for non-U.S. taxes likely to be payable upon the sale of such securities.

g. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses, and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets attributable to each class at the beginning of the day.

h. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

i. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

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Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS International Fund	0.80%
RS Global Fund	0.80%
RS Emerging Markets Fund	1.00%
RS Emerging Markets Small Cap Fund	1.25%
RS China Fund	1.10%

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2015, to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses [e.g., brokerage commissions], and extraordinary expenses) to the following rates:

Fund	Expense Limitation
	Class A	Class C	Class K	Class Y
RS International Fund	1.40%	2.65%	1.96%	1.15%
RS Global Fund(1)	1.40%	2.17%	1.81%	1.09%
RS Emerging Markets Fund	1.65%	2.45%	1.96%	1.32%	(2)
RS China Fund(3)	1.75%	2.50%	2.14%	1.42%
(1)

The expense limitation in effect from January 1, 2014, through April 30, 2014, was 1.40% for Class A shares, and the fee waiver for each of the classes of the Fund was equal to the level of fee waiver for Class A shares.

(2)	The expense limitation was in effect beginning May 1, 2014.
(3)

The expense limitation in effect from January 1, 2014, through April 30, 2014, was 1.75% for Class A shares, and the fee waiver for each of the other classes of the Fund was equal to the level of fee waiver for Class A shares.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2015, to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Funds through investments in pooled investment vehicles, interest, taxes, investment-related expenses [e.g., brokerage commissions], and extraordinary expenses) for Class Y shares to the rates shown in the table below and to limit the total annual fund operating expenses of each of the other classes of the Fund so that each of those

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NOTES TO FINANCIAL STATEMENTS

classes benefits from a level of fee waiver and/or expense reimbursement (as expressed in basis points) that is the same as the level of fee waiver and/or expense reimbursement for Class Y shares during the period.

Fund	Expense Limitation
RS Emerging Markets Small Cap Fund, Class Y	1.50%

To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Funds or may reimburse expenses incurred by the Funds.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees RS Funds Distributor LLC (“RSFD”), a wholly owned subsidiary of RS Investments, serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with RSFD for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, RSFD is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. Prior to June 1, 2014, GIS served as the principal underwriter for shares of the Funds. For the year ended December 31, 2014, RSFD and GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees Received by RSFD	Distribution Fees Received by GIS
RS International Fund	Class A	0.25%	$39,384	$31,385
	Class C	1.00%	14,022	10,112
	Class K	0.65%	14,849	11,884
	Class Y	0.00%	—	—
RS Global Fund	Class A	0.25%	$19,659	$12,953
	Class C	1.00%	40,074	25,600
	Class K	0.65%	21,110	14,264
	Class Y	0.00%	—	—
RS Emerging Markets Fund	Class A	0.25%	$245,405	$210,146
	Class C	1.00%	150,988	116,688
	Class K	0.65%	100,821	71,511
	Class Y	0.00%	—	—

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Fund		Annual Rate	Distribution Fees Received by RSFD	Distribution Fees Received by GIS
RS Emerging Markets Small Cap Fund	Class A	0.25%	$10,597	$4,442
	Class C	1.00%	15,920	8,530
	Class Y	0.00%	—	—
RS China Fund	Class A	0.25%	$16,350	$10,926
	Class C	1.00%	25,297	16358
	Class K	0.65%	16,521	10,675
	Class Y	0.00%	—	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts, which expenses are allocable to RSFD. RS Investments compensates RSFD for its services in connection with the promotion of Fund shares and reimburses RSFD for its expenses, including payments made by RSFD to third parties in respect of the promotion of Fund shares in excess of amounts received by RSFD under the distribution plan. In addition to payments under the distribution plan, the Funds reimburse RSFD for payments RSFD makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations as “Transfer agent fees.”

Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of GIAC and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2014, PAS informed the Trust it received $1,857,956 directly or indirectly from RSFD and GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the year ended December 31, 2014, aggregate front-end sales charges for the sale of Class A shares paid to RSFD and GIS were as follows:

Fund	Sales Charges Received by RSFD	Sales Charges Received by GIS
RS International Fund	$1,589	$2,054
RS Global Fund	508	261
RS Emerging Markets Fund	4,370	7,674
RS Emerging Markets Small Cap Fund	51	—
RS China Fund	133	129

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NOTES TO FINANCIAL STATEMENTS

RSFD and GIS are entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. Prior to June 1, 2014, GIS was entitled to retain any CDSL. For the year ended December 31, 2014, RSFD and GIS received CDSL charges as follows:

Fund	CDSL Received by RSFD	CDSL Received by GIS
RS International Fund	$—	$2
RS Global Fund	594	248
RS Emerging Markets Fund	820	1,815
RS Emerging Markets Small Cap Fund	—	—
RS China Fund	—	—

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2014, and December 31, 2013, was as follows:

	Ordinary Income		Long-Term Capital Gains		Return of Capital
Fund	2014	2013	2014	2013	2014
RS International Fund	$6,707,333	$39,260,797	$377,284	$19,745,626	$—
RS Global Fund	1,955,322	1,216,050	319,993	3,116,735	—
RS Emerging Markets Fund	9,693,310	1,058,396	14,182,616	90,173,810	—
RS Emerging Markets Small Cap Fund	30,968	—	—	—	12,924
RS China Fund	334,354	356,617	—	—	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds.

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

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NOTES TO FINANCIAL STATEMENTS

As of December 31, 2014, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
RS International Fund	$—	$(97,648)	$97,648
RS Global Fund	(11,047)	(15,035)	26,082
RS Emerging Markets Fund	(159,145)	(548,667)	707,812
RS Emerging Markets Small Cap Fund	(9,682)	(169,694)	179,376
RS China Fund	(52,819)	(6,383)	59,202

The tax basis of distributable earnings as of December 31, 2014, was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS International Fund	$—	$380
RS Global Fund	—	35,295
RS Emerging Markets Fund	—	5,655,860
RS China Fund	131,378	—

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2014, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS China Fund	$1,014,312

See the chart below for capital loss carryovers available to the Funds at December 31, 2014.

Fund	No Expiration*	Total
RS Emerging Markets Small Cap Fund	$83,824	$83,824
RS China Fund	1,177,393	1,177,393
*	For tax years beginning 2011, revisions to capital loss carryforward rules allow for capital losses to be carried forward to one or more subsequent taxable years without expiration.

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NOTES TO FINANCIAL STATEMENTS

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2014, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS International Fund	$679,593
RS Global Fund	116,124
RS Emerging Markets Fund	4,406,090
RS Emerging Markets Small Cap Fund	237,096

b. Tax Basis of Investments The cost of investments (excluding foreign currency related transactions) for federal income tax purposes at December 31, 2014, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS International Fund	$33,094,934	$(857,489)	$700,333	$(1,557,822)
RS Global Fund	35,640,120	4,698,055	5,554,982	(856,927)
RS Emerging Markets Fund	278,805,173	15,536,383	32,648,348	(17,111,965)
RS Emerging Markets Small Cap Fund	26,531,472	1,000,683	2,760,191	(1,759,508)
RS China Fund	26,675,547	3,483,806	4,242,632	(758,826)

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS International Fund

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class A
Shares sold	148,999	$1,941,893	301,254	$5,112,563
Shares reinvested	476,536	4,736,763	953,343	12,417,598
Shares redeemed	(733,328)	(9,395,132)	(758,491)	(12,168,859)

Net increase/(decrease)	(107,793)	$(2,716,476)	496,106	$5,361,302

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RS International Fund — continued

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class C
Shares sold	105,986	$967,470	69,094	$842,764
Shares reinvested	73,240	542,706	96,364	1,026,727
Shares redeemed	(75,560)	(729,217)	(89,975)	(1,078,857)

Net increase	103,666	$780,959	75,483	$790,634

Class K
Shares sold	67,973	$837,178	62,741	$975,613
Shares reinvested	80,138	748,495	142,888	1,784,231
Shares redeemed	(135,517)	(1,666,698)	(92,683)	(1,323,936)

Net increase	12,594	$(81,025)	112,946	$1,435,908

Class Y
Shares sold	168,017	$2,157,756	1,502,636	$27,662,435
Shares reinvested	94,255	920,874	2,660,481	34,828,543
Shares redeemed	(379,850)	(4,831,952)	(51,697,557)	(925,456,851)

Net decrease	(117,578)	$(1,753,322)	(47,534,440)	$(862,965,873)

RS Global Fund

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class A
Shares sold	75,289	$903,865	144,202	$1,623,914
Shares reinvested	7,739	89,843	129,070	1,463,663
Shares redeemed	(33,353)	(396,220)	(128,507)	(1,404,786)

Net increase	49,675	$597,488	144,765	$1,682,791

Class C
Shares sold	70,183	$819,099	55,810	$663,996
Shares reinvested	5,252	60,289	58,660	658,753
Shares redeemed	(23,254)	(268,385)	(4,207)	(47,101)

Net increase	52,181	$611,003	110,263	$1,275,648

Class K
Shares sold	—	$—	1,086	$11,724
Shares reinvested	53	611	53,744	606,232
Shares redeemed	—	—	(433)	(5,308)

Net increase	53	$611	54,397	$612,648

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NOTES TO FINANCIAL STATEMENTS

RS Global Fund — continued

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class Y
Shares sold	337,180	$4,148,409	161,901	$1,824,700
Shares reinvested	26,995	313,959	140,195	1,591,208
Shares redeemed	(186,112)	(2,180,033)	(297,028)	(3,271,793)

Net increase	178,063	$2,282,335	5,068	$144,115

RS Emerging Markets Fund

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,753,066	$33,714,184	3,186,932	$65,367,035
Shares reinvested	546,897	9,308,182	2,237,259	43,220,435
Shares redeemed	(6,771,057)	(130,854,621)	(16,119,631)	(350,143,496)

Net decrease	(4,471,094)	$(87,832,255)	(10,695,440)	$(241,556,026)

Class C
Shares sold	240,904	$3,619,992	263,442	$4,152,226
Shares reinvested	138,184	1,833,705	408,574	6,324,450
Shares redeemed	(815,386)	(12,317,957)	(1,267,547)	(21,060,005)

Net decrease	(436,298)	$(6,864,260)	(595,531)	$(10,583,329)

Class K
Shares sold	362,129	$6,569,643	353,365	$6,758,193
Shares reinvested	121,037	1,951,112	261,666	4,824,924
Shares redeemed	(523,747)	(9,500,935)	(667,317)	(12,723,521)

Net decrease	(40,581)	$(980,180)	(52,286)	$(1,140,404)

Class Y
Shares sold	2,727,822	$53,427,121	4,598,505	$95,133,624
Shares reinvested	529,741	9,016,190	1,627,817	31,530,269
Shares redeemed	(5,975,355)	(117,564,856)	(28,756,410)	(657,823,717)

Net decrease	(2,717,792)	$(55,121,545)	(22,530,088)	$(531,159,824)

RS Emerging Markets Small Cap Fund

	For the Period Ended 12/31/14
	Shares	Amount
Class A*
Shares sold	821,471	$8,508,152
Shares reinvested	2	16
Shares redeemed	(160,821)	(1,659,448)

Net increase	660,652	$6,848,720

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RS Emerging Markets Small Cap Fund — continued

	For the Period Ended 12/31/14
	Shares	Amount
Class C*
Shares sold	252,716	$2,529,820
Shares redeemed	(4)	(40)

Net increase	252,712	$2,529,780

Class Y*
Shares sold	1,822,908	$18,275,522
Shares reinvested	92	947
Shares redeemed	(35,765)	(380,167)

Net increase	1,787,235	$17,896,302

*	Inception date was January 31, 2014.

RS China Fund

	For the Year Ended 12/31/14		For the Year Ended 12/31/13
	Shares	Amount	Shares	Amount
Class A
Shares sold	143,214	$1,430,786	184,323	$1,823,372
Shares reinvested	1,821	19,223	14,080	143,570
Shares redeemed	(159,801)	(1,559,152)	(78,402)	(733,437)

Net increase/(decrease)	(14,766)	$(109,143)	120,001	$1,233,505

Class C
Shares sold	2,279	$25,156	6,575	$60,901
Shares reinvested	21	228	2,468	25,191
Shares redeemed	(1,054)	(10,007)	(6,784)	(59,292)

Net increase	1,246	$15,377	2,259	$26,800

Class K
Shares sold	38	$369	71	$700
Shares reinvested	—	—	3,813	38,911
Shares redeemed	(110)	(1,075)	—	—

Net increase/(decrease)	(72)	$(706)	3,884	$39,611

Class Y
Shares sold	519,070	$5,663,601	429,377	$4,476,976
Shares reinvested	620	6,539	14,606	148,889
Shares redeemed	(514,517)	(5,640,362)	(411,912)	(4,227,792)

Net increase	5,173	$29,778	32,071	$398,073

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NOTES TO FINANCIAL STATEMENTS

b. Shareholder Concentration As of December 31, 2014, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders		Percentage of Net Assets
RS International Fund	2		24.85%
RS Global Fund	2	*	87.97%
RS Emerging Markets Fund	6		57.98%
RS Emerging Markets Small Cap Fund	1	**	92.59%
RS China Fund	1	**	92.64%
*	One of the shareholders is Guardian Life, who owned 82.46% of net assets.
**	The shareholder is Guardian Life.

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2014, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS International Fund	$73,338,066	$83,468,219
RS Global Fund	52,176,368	50,138,430
RS Emerging Markets Fund	544,773,106	722,616,681
RS Emerging Markets Small Cap Fund	57,610,727	30,824,986
RS China Fund	38,083,877	37,986,228

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry, Sector or Regional Concentration In their normal course of business, the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, the Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

Investing in a regionally concentrated mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to a broader geographical area. The political and economic conditions and changes in regulatory, tax or economic policy in a concentrated region could significantly affect the market in that region and in surrounding areas.

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Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher and there may be delays in settlement procedures.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller.

Note 6 Temporary Borrowings

The Funds, with other funds managed by RS Investments, are parties to a $400 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2014, the Funds which borrowed under the facility were as follows:

Fund	Amount Outstanding at 12/31/14	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS International Fund	$—	$349,285	49	1.36%
RS Global Fund	—	582,628	15	1.39%
RS Emerging Markets Fund	—	2,649,564	91	1.35%
RS Emerging Markets Small Cap Fund	—	151,090	20	1.35%
RS China Fund	—	288,170	35	1.35%
*	For the year ended December 31, 2014, based on the number of days borrowings were outstanding.

Note 7 Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no material events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS International Fund

RS Global Fund

RS Emerging Markets Fund

RS Emerging Markets Small Cap Fund

RS China Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the RS International Fund, RS Global Fund, RS Emerging Markets Fund, RS Emerging Markets Small Cap Fund and RS China Fund (five of the funds constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2014, the results of each of their operations for the period then ended, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2015

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TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2014 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS International Fund	26.13%
RS Global Fund	44.41%
RS Emerging Markets Fund	61.00%
RS Emerging Markets Small Cap Fund	100.00%
RS China Fund	100.00%

Dividend Received Deduction:

RS International Fund	0.00%
RS Global Fund	16.15%
RS Emerging Markets Fund	0.00%
RS Emerging Markets Small Cap Fund	0.00%
RS China Fund	0.00%

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain Funds hereby designate the following amounts as long-term capital gain dividends for the year ended December 31, 2014:

RS International Fund	$377,284
RS Global Fund	319,993
RS Emerging Markets Fund	14,182,616

The Funds have elected to pass through to their shareholders foreign tax credits for the year ended December 31, 2014 as follows:

Foreign Tax Credit:

RS International Fund	$99,683
RS Global Fund	54,860
RS Emerging Markets Fund	1,304,718
RS Emerging Markets Small Cap Fund	100,214
RS China Fund	76,866

Foreign Source Income:

RS International Fund	$1,352,504
RS Global Fund	634,985
RS Emerging Markets Fund	10,389,873
RS Emerging Markets Small Cap Fund	666,592
RS China Fund	942,971

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “Independent Trustees”). Each lnvestment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between (a) RS Investments and Guardian Investor Services LLC (“GIS”), the sub-adviser with respect to various Funds that employ certain fixed income strategies, and (b) between RS Investments and SailingStone Capital Partners LLC (“SailingStone”) as the investment sub-adviser to the RS Global Natural Resources Fund, all are also subject to annual approval (following an initial two-year term) by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Independent Trustees.

The Trustees meet over the course of the year with investment advisory personnel and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the Independent Trustees, met in person on August 5, 2014, to consider the continuation of the Advisory Agreements for all of the Funds (other than the Advisory Agreement for RS Emerging Markets Small Cap Fund, which was previously approved on December 4, 2013, for an initial two-year term, and the Sub-Advisory Agreement for the RS Global Natural Resources Fund, which was previously approved on February 13, 2014, for an initial two-year term), for the one-year period commencing August 31, 2014. Before the Board meeting on August 5, the Independent Trustees met among themselves and with the Independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

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The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who previously reviewed a preliminary copy of all of the information presented to the Trustees and, with the Independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration, along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments and GIS. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, various enhancements to operations and compliance, and the time and attention devoted by RS Investments’ personnel to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by GIS and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals.

The Trustees were assisted in their review by an independent consultant retained by the Independent Trustees. The Trustees reviewed information compiled by the independent consultant from the independent Morningstar organization showing a comparison of RS Investments’ advisory fee rate (which includes the sub-advisory fee paid to GIS or SailingStone for the sub-advised Funds) for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in developing what they considered generally to be a representative group of comparable mutual funds, and in analyzing the resulting comparisons, by an analysis prepared by the independent consultant. The independent consultant’s report provided data showing RS Investments’ advisory fees generally to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as favorable performance, total expense levels, and whether the Fund is closed to new investors.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees reviewed information from the independent consultant’s report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For the RS Floating Rate Fund, which was identified as having an advisory fee at the highest end of the range, the Trustees noted that RS Investments had agreed to competitive limitations on the Fund’s total expenses that resulted in total expenses below the peer group median. For the RS Global Natural Resources Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that there has been adopted an expense limitation that results in total expenses below the most expensive quartile, even though that expense limitation was adjusted this year by management to make that Fund slightly more expensive. For the RS Investors Fund, which was identified as having an advisory fee within the most expensive quartile of its peer group, the Trustees noted that total expenses remain closer to the peer group median. For the RS Partners Fund, which was identified as having total expenses within the most expensive quartile of its peer group, the Trustees noted that the Fund’s expense limitation was increased further (lowering the Fund’s net expenses) on May 1, 2013, and that certain other operating expenses may account for the relatively high expenses despite a recent reduction in custody expenses. The Independent Trustees observed that this Fund has enjoyed a strong long- and near-term relative performance record. The Independent Trustees also noted that the RS Partners Fund is closed to new investors. The Trustees noted that the RS Small Cap Growth Fund has an advisory fee within the most expensive quartile of its peer group, but its expense limitation, which was adjusted this year to make the Fund slightly more expensive, still keeps the Fund’s total expenses below the most expensive quartile of its peer group and the Fund has enjoyed a solid performance record for various periods.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts. The information provided by RS Investments shows that those accounts generally pay a lower overall fee rate but that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual-fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing institutional private accounts, and that the services and resources required of RS Investments are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the institutional account and its other service providers.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent consultant and based on data from Morningstar with respect to various

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periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that in the reports presented to them several Funds had experienced relatively low performance for multiple periods (disregarding the very short year-to-date period), including: (1) RS Emerging Markets Fund, which was ranked in the lowest quartile for the three-year period and below the median for the one- and five-year periods, but above the median for the ten-year period; (2) RS High Income Municipal Bond Fund, which was ranked in the lowest quartile for the one- and three-year periods, (3) RS Tax-Exempt Fund, which was ranked in the lowest quartile for the one-, three-, and five-year periods, but near the top quartile for the ten-year period; (4) RS Strategic Income Fund, which was ranked below the peer group median for the one- and three-year periods, and appears to be falling further back based on nearer-term performance; and (5) RS Technology Fund, which was ranked in the lowest quartile for the three-year period and below the median for the ten-year period, and appears to be falling further back based on nearer-term performance. The Trustees agreed to monitor closely the performance of these Funds, taking into consideration the following additional considerations: The RS Emerging Markets Fund had recently undergone a change in portfolio management responsibility, which has shown signs of improved performance and would continue to be followed closely by the Trustees. The Independent Trustees accepted management’s explanation that the RS High Income Municipal Bond Fund and the RS Tax-Exempt Fund have experienced underperformance largely related to the Funds’ generally higher credit quality and shorter duration portfolios than those of many of their peers, which management believes is prudent to avoid excessive risk. The Trustees noted that the performance concern for the RS Strategic Income Fund relates primarily to the trend for the very short year-to-date period, and the Independent Trustees recognize the difficulty in establishing an appropriate peer group for this Fund, which may partly explain the relative underperformance. The Independent Trustees will continue to closely monitor the performance of the RS Technology Fund, and they have requested special presentations from management about performance and the investment process as part of this effort. RS Investments has assured the Independent Trustees that performance of all the Funds, particularly those showing periods of below median results, remains a high priority for RS Investments, and that good success in improving the performance of certain Funds had been shown over the past two years.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees reviewed the information presented by RS Investments describing the basis for the allocation of RS Investments’ expenses in the cost analysis for the Funds and did not object to management’s view that the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2013, and for the three months ended March 31, 2014. RS Investments stated that it continued to invest in the business to maintain high-quality services for the Funds. The Trustees also took into account management’s view that a comparable or higher profit margin relating to RS Investments’ services to the Funds compared to institutional separate accounts appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of GIS, as the sub-adviser to certain Funds.

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The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Independent Trustees noted information presented by the independent consultant that a majority of mutual funds within the applicable peer groups do not necessarily have advisory fee breakpoints, and that the popularity of breakpoints for mutual funds has declined somewhat because some groups recognize that an appropriately set limitation on overall expenses can be equally effective in sharing economies of scale and maintaining a competitive position for a mutual fund. The Independent Trustees also noted management’s discussion of the substantial resources devoted over the past two years to additional portfolio management professionals and analysts, such as for the RS Emerging Markets Fund, as well as senior operational and legal and compliance professionals. For larger Funds such as the RS Global Natural Resources Fund, the RS Floating Rate Fund and the RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services, including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding GIS, as the sub-adviser to various Funds, including information as to capabilities and experience of portfolio management personnel, certain financial and profitability information, information as to trading practices, and general information as to investment strategies and resources, compliance activities and resources, contingency planning, and various other areas. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of GIS, the Trustees determined that the services provided by GIS as the sub-adviser to certain Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2014.

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Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at www.rsinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Trustees and Officers Information Table

Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	32	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	32	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	32	None
Anne M. Goggin, November 1948	Trustee	Since August 2006 (Chair, Board of Trustees of the Trust from November 2007–September 2012)	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	32	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chair and CEO, Melvin & Company, LLC, a brokerage firm.	32	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007 (Chair, Board of Trustees of the Trust from October 2012–Present)	CEO and Co-Founder of TriLinc Global, LLC, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999–2005).	32	TriLinc Global Impact Fund, LLC (2012–present)

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Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustee and Principal Officer
Matthew H. Scanlan,* December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC (“RS Investments”) since January 2012; Chief Executive Officer, RS Funds Distributor LLC (“RSFD”) since September 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	32	None
Principal Officers
Randall S. Hegarty, November 1973	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since October 2014	Chief Compliance Officer, RS Investments since October 2014; Senior Counsel II/Vice President, Union Bank N.A. (May 2012–September 2014); Senior Counsel/ Director, Blackrock Inc. (May 2005–April 2012).	N/A	N/A

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Name, Address,+ and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Principal Officers (continued)
Shelly Chu, February 1973	Treasurer and Principal Financial and Accounting Officer	Since December 2013	Fund Controller, RS Investments since March 2004; Financial and Operations Principal, RSFD, since June 2013.	N/A	N/A
Nina Gupta, November 1974	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2013	General Counsel, RS Investments since April 2013; Deputy General Counsel, BlackRock Institutional Trust Company, N.A. (May 2005–April 2013).	N/A	N/A
Marianne Clark, January 1969	Assistant Secretary	Since April 2013	Counsel, RS Investments.	N/A	N/A
Jessica R. Hale, February 1980	Assistant Secretary	Since April 2013	Counsel, RS Investments since February 2013; Associate, Ropes & Gray LLP (September 2005–February 2013).	N/A	N/A
Glen M. Wong, December 1961	Assistant Treasurer	Since December 2013; Interim Treasurer and Principal Financial and Accounting Officer (July 2012–December 2013).	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A

+	c/o RS Investments, One Bush Street, Suite 900, San Francisco, CA 94104.

++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 74, which can be deferred annually if all members of the Board (excluding the member who has reached the retirement age) vote unanimously that doing so would be beneficial to the Board.

+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

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The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800.766.3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

110	www.rsinvestments.com

One Bush Street, Suite 900 San Francisco, CA 94104	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

WWW.RSINVESTMENTS.COM // 800.766.3863	EB 015099 (12/14)

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments or waivers granted with respect to the Code of Ethics during the year ended December 31, 2014.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Judson Bergman is an audit committee financial expert serving on its audit committee. This individual is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)-(d)

Fees for services rendered to the registrant by its principal accountant.

Fiscal Year Ended	Audit Fees *	Audit-Related Fees	Tax Fees *	All Other Fees
December 31, 2013	$819,035	$—	$212,313	$—
December 31, 2014	$858,770	$—	$206,766	$—

*	Fees are exclusive of out-of-pocket expenses.

Fees for services rendered by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement related directly to the operations and financial reporting of the registrant.

Fiscal Year Ended	Audit-Related Fees	Tax Fees	All Other Fees *
December 31, 2013	$222,950	$—	$21,840
December 31, 2014	$206,979	$—	$47,495

*	Fees are exclusive of out-of-pocket expenses.

Audit-Related Fees represent fees billed in the registrant’s last two fiscal years for services traditionally performed by the registrant’s auditor, including accounting consultation concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the registrant’s last two fiscal years for tax compliance, tax planning, and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans, and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed in the registrant’s last two fiscal years for services relating to examination of investment management controls.

(e)(1)	The registrant’s Audit Committee pre-approves at least annually audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, the chairman of the Audit Committee is authorized to pre-approve a proposed engagement that arises between meetings of the Audit Committee and that needs to commence prior to the next meeting of the Audit Committee. That approval is reported to the Audit Committee at its next meeting.

(e)(2)	None, or 0%, of services relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant are $817,371 for 2013 and $1,010,578 for 2014.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Investment Trust

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: March 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: March 9, 2015

By (Signature and Title)*	/s/ Shelly Chu
Shelly Chu, Treasurer
(Principal Financial Officer)

Date: March 9, 2015